As filed with the Securities and Exchange Commission on July 6, 2015
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811- 21715
NEUBERGER BERMAN ALTERNATIVE FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2015
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.
Following are copies of the semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Absolute Return Multi-Manager Fund

Long Short Multi-Manager Fund

Semi-Annual Report

April 30, 2015

Contents

THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Absolute Return Multi-Manager Fund	2
Long Short Multi-Manager Fund	4
FUND EXPENSE INFORMATION	8
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS
Absolute Return Multi-Manager Fund	10
Long Short Multi-Manager Fund	34
FINANCIAL STATEMENTS	54
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA
Absolute Return Multi-Manager Fund	83
Long Short Multi-Manager Fund	85
Directory	89
Proxy Voting Policies and Procedures	90
Quarterly Portfolio Schedule	90

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.  ©2015 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for Neuberger Berman Absolute Return Multi-Manager Fund and Neuberger Berman Long Short Multi-Manager Fund.

The global financial markets experienced periods of volatility but largely generated positive results during the six months ended April 30, 2015. Investor sentiment was challenged at times given mixed global economic data, questions regarding future central bank monetary policy and a host of geopolitical issues. Despite several setbacks, the global equity market posted solid returns during the period. In the U.S., the S&P 500® Index reached several new all-time highs. Elsewhere, optimism regarding the European Central Bank's aggressive actions to stimulate growth supported a number of international developed market equities. While emerging market equities also rose, their gains were less robust. Within fixed income, longer-term Treasury yields declined and the yield curve flattened. The high yield corporate bond market was largely flat as headwinds in the energy sector lead to overall spread widening.

Looking ahead, we think the U.S. economy is likely to continue to strengthen as the year progresses. However, data suggest that expansion may be modest and is unlikely to trigger a sharp uptick in inflation. This scenario, along with ongoing slack in the broader global economy, leads us to believe the U.S. Federal Reserve's (Fed) initial interest rate hike will not occur until later in the year. Furthermore, we believe the Fed will take a cautious and measured approach in terms of monetary tightening after interest rate "liftoff" begins.

From an investment perspective, we believe that potentially rising interest rates in the U.S. and divergent central bank policies across the globe could lead to greater volatility in the broader markets, which we think presents a healthy opportunity set for hedge fund strategies. In the U.S., the end of quantitative easing has already led to lower correlations between stocks and improved performance for short positions, both of which are beneficial to long/short equity strategies—and we anticipate those dynamics will persist. In our opinion, event driven strategies appear poised to benefit from a healthy pipeline of corporate activity stimulated by the low growth environment and we anticipate seeing more attractive merger spreads driven by higher interest rates. Within fixed income, we believe credit long/short managers should be able to capitalize on rising interest rates by focusing on floating rate debt and increasing their exposure to short positions.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Absolute Return Multi-Manager Fund Commentary

Neuberger Berman Absolute Return Multi-Manager Fund Institutional Class generated a 3.33% total return for the six months ended April 30, 2015. During the period, the Fund outperformed its primary benchmark, the HFRX Absolute Return Index, which posted a 1.15% return. (Performance for all share classes is provided in the table immediately following this letter.)

The global financial markets largely posted positive results during the reporting period. Still, there were periods of volatility given mixed global economic data, shifting central bank monetary policy, declining oil prices and a number of geopolitical issues. Despite periods of weakness, U.S. equities generated positive results. Elsewhere, international developed equities rallied sharply and outperformed emerging market equities. Within fixed income, Treasury yields declined and the curve flattened. High yield was largely flat as headwinds in the Energy sector lead to overall spread widening.

All of the portfolio's strategies generated positive absolute returns for the period. Equity long/short was the largest positive contributor. In the U.S., equity markets began to normalize after the U.S. Federal Reserve's (Fed) quantitative easing (QE) program ended and our equity long/short subadvisers benefited from more fundamentally driven stock prices. Importantly, after several years of underperformance from short positions primarily due to QE, performance for shorts began to improve during the reporting period. Outside the U.S., our subadvisers increased their net long exposure to capture the effects of QE in Europe and Japan.

Event driven strategies were the next most material positive contributors for the period. Special situations were responsible for the majority of gains, while merger arbitrage contributed to a lesser extent. The largest contributor was a long position in a special purpose acquisition company that traded up after announcing the purchase of a frozen foods business. The largest detractors were long positions in the Energy sector that traded down with the sharp decline in oil prices.

The Fund's credit strategies also generated positive performance. In particular, credit long/short strategies were the largest contributors, followed by gains from asset-backed securities (ABS) strategies. Within credit long/short, the largest positive contributing sectors were Consumer Non-Cyclicals and Communications, while the largest detractors were index hedges, municipal bonds and Energy. In ABS, collateralized loan obligations (CLOs) and commercial mortgage-backed securities (CMBS) were the largest contributors, followed by smaller gains from residential mortgage-backed securities (RMBS).

Divergent central bank policies across the globe and the ending of QE in the U.S. have led to slightly higher volatility, lower correlations between stocks and prices driven more by company fundamentals. We think this provides a strong opportunity set for long/short equity strategies focused on fundamentals.

The trend of high corporate activity continued during the reporting period. Given the current low growth environment, potential interest rate rises in the U.S., growth in activist shareholder campaigns and still high corporate cash balances, we think the pieces are in place for a strong pipeline of deals over the next several quarters. We have therefore maintained our high conviction in event driven strategies.

We believe U.S. Treasury rates are unsustainable at the current low levels, especially given indications from the Fed that it will soon begin raising rates. Our credit long/short subadviser remains positioned in a way they expect will benefit from higher rates. Our ABS subadviser continues to favor CMBS and CLOs over RMBS.

Sincerely,

DAVID KUPPERMAN AND JEFF MAJIT
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

2

Absolute Return Multi-Manager Fund

TICKER SYMBOLS

Institutional Class	NABIX
Class A	NABAX
Class C	NABCX
Class R6	NRABX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Asset-Backed Securities	4.8%	—%
Bank Loan Obligations	9.4	—
Common Stocks	62.1	(17.1)
Corporate Debt Securities	3.9	(0.7)
Exchange Traded Funds	0.5	(9.9)
Mortgage-Backed Securities	4.8	—
Municipal Notes	0.8	—
Preferred Stocks	0.1	—
Purchased Options	0.3	—
Rights	0.0	—
Warrants	0.2	—
Short-Term Investments	15.0	—
Cash, receivables and other assets, less liabilities	25.8	—
Total	127.7%	(27.7)%

PERFORMANCE HIGHLIGHTS3

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2015
	Date	04/30/2015	1 Year	Life of Fund
At NAV
Institutional Class	05/15/2012	3.33%	3.05%	4.84%
Class A	05/15/2012	3.15%	2.68%	4.46%
Class C	05/15/2012	2.71%	1.85%	3.66%
Class R6[4]	12/31/2013	3.29%	3.01%	4.86%
With Sales Charge
Class A		–2.81%	–3.23%	2.40%
Class C		1.71%	0.85%	3.66%
Index
HFRX Absolute Return Index[1,2]		1.15%	1.54%	2.35%
S&P 500® Index[1,2]		4.40%	12.98%	18.64%
Barclays U.S. Aggregate Bond Index[1,2]		2.06%	4.46%	2.48%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 2.68%, 3.05%, 3.80% and 2.58% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 2.57% for Class R6 shares after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class, Class A and Class C includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ending April 30, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Long Short Multi-Manager Fund Commentary

Neuberger Berman Long Short Multi-Manager Fund Institutional Class generated a 2.88% total return for the six months ended April 30, 2015. During this period, the Fund underperformed its benchmarks, the HFRX Equity Hedge Index and the S&P 500® Index, which returned 3.76% and 4.40%, respectively. (Performance for all share classes is provided in the table immediately following this letter.)

The global financial markets largely posted positive results during the reporting period. Still, there were periods of volatility given mixed global economic data, shifting central bank monetary policy, declining oil prices and a number of geopolitical issues. Despite periods of weakness, U.S. equities generated positive results. Elsewhere, international developed equities rallied sharply and outperformed emerging markets equities.

During the reporting period, gains from our subadvisors' long positions outweighed losses from their short positions. From a sector perspective, most areas of the portfolio were additive to performance. In particular, Consumer Cyclicals was the largest positive contributor, followed by Financials, Communications and Health Care. The only real detractor was Utilities, which was down during the period.

At the position level, a number of the Fund's largest contributors were beneficiaries of M&A activity. Within Health Care, the Fund made money in a long position in a provider of injectable drugs and infusion technologies that agreed to be acquired by a global pharmaceutical company at a significant premium. The Fund was also rewarded for its two long positions in pharmaceutical companies whose stock prices appreciated amid a three-way merger battle. Elsewhere, a long position in a consumer packaged food and beverage company also generated a gain as it announced its intentions to merge with another firm in the industry.

The Fund also owns a number of companies that we believe are well capitalized and have been active in making acquisitions. This has been an attractive environment for this type of activity, as acquirer stocks have appreciated alongside their targets' stocks in many instances. For example, the Fund benefited from its long position in a commercial real estate services firm that announced a highly accretive acquisition of a facility maintenance company.

Another main theme over the period was holdings that reacted positively to an improving U.S. consumer backdrop given lower energy prices. Beneficiaries of this included a long position in an owner and operator of amusement parks and a long position in a provider of horseracing events, casino gaming and entertainment.

On the negative side, a long position in a Greek bank detracted from performance as its shares declined due to macro concerns over Greece. Another notable detractor was a long position in a provider of home infusion and other home health care services. In a surprise move, the company announced a dilutive convertible preferred stock offering.

During the reporting period, the subadvisors' use of futures, options and equity swaps had an overall positive impact on the Fund's performance.

Divergent central bank policies across the globe and the ending of quantitative easing in the U.S. have led to slightly higher volatility, lower correlations between stocks and prices driven more by company fundamentals. We think this provides a strong opportunity set for equity long/short strategies focused on fundamentals. Looking ahead, we anticipate that company specific issues will continue to be primary drivers of stock prices once the U.S. Federal Reserve begins raising interest rates.

Sincerely,

DAVID KUPPERMAN AND JEFF MAJIT
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

4

Long Short Multi-Manager Fund

TICKER SYMBOLS

Institutional Class	NLMIX
Class A	NLMAX
Class C	NLMCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Common Stocks	75.2%	(32.7)%
Exchange Traded Funds	1.1	(4.0)
Preferred Stocks	0.3	—
Purchased Options	0.2	—
Short-Term Investments	23.0	—
Cash, receivables and other assets, less liabilities	36.9	—
Total	136.7%	(36.7)%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2015
	Date	04/30/2015	1 Year	Life of Fund
At NAV
Institutional Class	12/19/2013	2.88%	4.49%	5.01%
Class A	12/19/2013	2.64%	4.05%	4.60%
Class C	12/19/2013	2.36%	3.37%	3.88%
With Sales Charge
Class A		–3.24%	–1.90%	0.16%
Class C		1.36%	2.37%	3.88%
Index
HFRX Equity Hedge Index[1,2]		3.76%	5.09%	4.55%
S&P 500® Index[1,2]		4.40%	12.98%	13.16%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2014 were 5.12%, 5.90% and 8.21% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 2.80%, 3.14% and 3.90% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending April 30, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

5

Endnotes

1 Please see "Glossary of Indices" on page 7 for a description of indices. Please note that individuals cannot invest directly in any index. The S&P 500® and the Barclays U.S. Aggregate Bond indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The HFRX Absolute Return and HFRX Equity Hedge indices do take into account fees and expenses of investing since they are based on the underlying hedge funds' net returns. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2 The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3 The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

4 The performance information for Class R6 prior to the class' inception date is that of the Institutional Class of Neuberger Berman Absolute Return Multi-Manager Fund. The Institutional Class has higher expenses and typically lower returns than Class R6.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

6

Glossary of Indices

Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency).

HFRX Absolute Return Index:

The index is designed to be representative of the overall composition of the hedge fund universe. The index comprises all eligible hedge fund strategies including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The index employs a constituent weighting methodology that selects constituent funds which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

7

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2015 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

8

Expense Information as of 4/30/15 (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expenses Paid During the Period(1) 11/1/14 - 4/30/15	Expense Ratio	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expenses Paid During the Period(1) 11/1/14 - 4/30/15	Expense Ratio
Absolute Return Multi-Manager Fund
Institutional Class	$1,000.00	$1,033.30	$13.31	2.64%	$1,000.00	$1,011.70	$13.17	2.64%
Class A	$1,000.00	$1,031.50	$15.11	3.00%	$1,000.00	$1,009.92	$14.95	3.00%
Class C	$1,000.00	$1,027.10	$18.85	3.75%	$1,000.00	$1,006.20	$18.65	3.75%
Class R6	$1,000.00	$1,032.90	$13.21	2.62%	$1,000.00	$1,011.80	$13.07	2.62%
Long Short Multi-Manager Fund
Institutional Class	$1,000.00	$1,028.80	$14.08	2.80%	$1,000.00	$1,010.91	$13.96	2.80%
Class A	$1,000.00	$1,026.40	$15.88	3.16%	$1,000.00	$1,009.12	$15.74	3.16%
Class C	$1,000.00	$1,023.60	$19.67	3.92%	$1,000.00	$1,005.36	$19.49	3.92%

(1) For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2) Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

9

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) 4/30/15

TOP TEN EQUITY HOLDINGS LONG POSITIONS (as a % of Net Assets)

		Country	Industry
1	TRW Automotive Holdings Corp.	United States	Auto Components	1.6%
2	DIRECTV	United States	Media	1.5%
3	Nomad Holdings Ltd.	United Kingdom	Diversified Financial Services	1.2%
4	Sigma-Aldrich Corp.	United States	Chemicals	1.2%
5	Family Dollar Stores, Inc.	United States	Multiline Retail	1.1%
6	NorthStar Realty Finance Corp.	United States	Real Estate Investment Trusts	0.9%
7	New Senior Investment Group, Inc.	United States	Real Estate Investment Trusts	0.8%
8	Actavis PLC	United States	Pharmaceuticals	0.8%
9	Dresser-Rand Group, Inc.	United States	Energy Equipment & Services	0.7%
10	Verint Systems, Inc.	United States	Software	0.7%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS (as a % of Net Assets)

		Country	Industry
1	AT&T, Inc.	United States	Diversified Telecommunication Services	(0.6)%
2	Simon Property Group, Inc.	United States	Real Estate Investment Trusts	(0.5)%
3	Dollar Tree, Inc.	United States	Multiline Retail	(0.3)%
4	Alibaba Group Holding Ltd.	China	Internet Software & Services	(0.2)%
5	Fastenal Co.	United States	Trading Companies & Distributors	(0.2)%
6	Guess?, Inc.	United States	Specialty Retail	(0.2)%
7	Deere & Co.	United States	Machinery	(0.2)%
8	Praxair, Inc.	United States	Chemicals	(0.2)%
9	Exxon Mobil Corp.	United States	Oil, Gas & Consumable Fuels	(0.2)%
10	Wisconsin Energy Corp.	United States	Multi-Utilities	(0.2)%
	Number of Shares	Value†
Long Positions (101.9%)
Common Stocks (62.1%)
Aerospace & Defense (1.6%)
B/E Aerospace, Inc.	90,618	$5,418,050	Ø
Exelis, Inc.	284,224	6,969,173	Ø
Honeywell International, Inc.	43,800	4,420,296	Ø
KLX, Inc.	71,750	3,007,043	*Ø
MacDonald Dettwiler & Associates Ltd.	13,452	1,067,909
United Technologies Corp.	40,175	4,569,906	Ø
		25,452,377
Air Freight & Logistics (0.3%)
Norbert Dentressangle SA	2,000	486,444
TNT Express NV	241,500	2,061,462
Toll Holdings Ltd.	30,000	212,332
XPO Logistics, Inc.	44,664	2,166,204	*
		4,926,442
	Number of Shares	Value†
Airlines (0.2%)
AMR Corp.	14,383	$41,567	*fN
Delta Air Lines, Inc.	7,800	348,192
United Continental Holdings, Inc.	46,700	2,789,858	*
		3,179,617
Auto Components (2.5%)
American Axle & Manufacturing Holdings, Inc.	90,502	2,256,215	*Ø
Cooper Tire & Rubber Co.	27,000	1,147,230
Delphi Automotive PLC	39,270	3,259,410
Lear Corp.	8,604	955,302	Ø
TRW Automotive Holdings Corp.	228,128	23,967,128	*Ø
Visteon Corp.	65,741	6,666,137	*Ø
		38,251,422
Banks (1.9%)
BOC Hong Kong Holdings Ltd.	368,500	1,429,308	Ø
	Number of Shares	Value†
Chongqing Rural Commercial Bank Co. Ltd. Class H	2,473,000	$2,205,946	Ø
Citizens Financial Group, Inc.	119,900	3,123,395
City National Corp.	23,676	2,206,603	Ø
ING Groep NV CVA	104,160	1,597,976	*Ø
Israel Discount Bank Ltd. Class A	643,632	1,130,678	*Ø
Kasikornbank PCL	112,400	713,586	Ø
Mitsubishi UFJ Financial Group, Inc.	419,000	2,976,723	Ø
Mizuho Financial Group, Inc.	2,144,900	4,088,782	Ø
Piraeus Bank SA	997,714	445,278	*Ø
Sumitomo Mitsui Financial Group, Inc.	100,200	4,375,193	Ø
Sumitomo Mitsui Trust Holdings, Inc.	676,000	2,975,710	Ø

See Notes to Schedule of Investments

10

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Susquehanna Bancshares, Inc.	26,875	$361,200	Ø
The Bank of Kentucky Financial Corp.	14,000	670,460	Ø
Turkiye Garanti Bankasi AS	499,416	1,589,019	Ø
		29,889,857
Beverages (1.0%)
Ambev SA	82,700	519,869
Belvedere SA	61,345	1,209,554	*Ø
Cott Corp.	584,378	5,089,932	£
Davide Campari- Milano SpA	217,014	1,678,340	Ø
PepsiCo, Inc.	39,800	3,785,776
The Coca-Cola Co.	60,641	2,459,599	Ø
		14,743,070
Biotechnology (2.4%)
Actelion Ltd.	11,936	1,570,549	*Ø
Alexion Pharmaceuticals, Inc.	16,987	2,874,710	*
Auspex Pharmaceuticals, Inc.	35,000	3,531,150	*Ø
BioMarin Pharmaceutical, Inc.	30,921	3,464,698	*Ø
Cellular Dynamics International, Inc.	115,000	1,899,800	*
Cepheid	63,341	3,553,430	*
Hyperion Therapeutics, Inc.	55,000	2,527,800	*Ø
Pharmacyclics, Inc.	10,100	2,587,620	*Ø
QLT, Inc.	130,670	488,706	*£
Receptos, Inc.	30,895	4,552,069	*£
United Therapeutics Corp.	38,334	6,121,557	*£
Vertex Pharmaceuticals, Inc.	30,912	3,810,831	*£
		36,982,920
Building Products (0.3%)
LIXIL Group Corp.	115,500	2,407,429	Ø
	Number of Shares	Value†
Norcraft Cos., Inc.	74,200	$1,915,844	*Ø
		4,323,273
Capital Markets (1.6%)
Apollo Global Management LLC Class A	216,906	4,958,471
Apollo Investment Corp.	179,524	1,436,192	Ø
Azimut Holding SpA	24,018	704,994
Capital Southwest Corp.	6,550	311,845
Jafco Co. Ltd.	66,000	2,472,937	Ø
Morgan Stanley	40,885	1,525,419
Nomura Holdings, Inc.	442,300	2,869,386	Ø
RCS Capital Corp. Class A	399,831	3,434,548
Solar Capital Ltd.	161,322	3,187,723	Ø
The Blackstone Group LP	74,087	3,034,603	Ø
The Goldman Sachs Group, Inc.	7,990	1,569,396
		25,505,514
Chemicals (3.3%)
Air Products & Chemicals, Inc.	30,250	4,338,758	Ø
Asahi Kasei Corp.	97,000	913,414	Ø
Ashland, Inc.	67,243	8,496,825	£
Auriga Industries A/S Class B	12,000	577,332	*Ø
FMC Corp.	41,185	2,442,682
Huntsman Corp.	166,625	3,840,706	Ø
Nissan Chemical Industries Ltd.	95,700	1,896,573	Ø
Nitto Denko Corp.	29,600	1,896,931	Ø
Shin-Etsu Chemical Co. Ltd.	25,800	1,577,124	Ø
Sigma-Aldrich Corp.	130,394	18,114,335	Ø
	Number of Shares	Value†
Ube Industries Ltd.	472,000	$783,068	Ø
WR Grace & Co.	49,258	4,764,234	*Ø
Zep, Inc.	49,000	974,120
		50,616,102
Commercial Services & Supplies (0.6%)
Courier Corp.	154,000	3,739,120	Ø
Steelcase, Inc. Class A	36,907	648,456	Ø
Tyco International PLC	114,480	4,508,222	£Ø
		8,895,798
Communications Equipment (0.5%)
Aruba Networks, Inc.	97,853	2,408,162	*Ø
Emulex Corp.	120,000	962,400	*Ø
Juniper Networks, Inc.	153,911	4,067,868
Mitel Networks Corp.	24,056	223,476	*
		7,661,906
Construction & Engineering (0.2%)
Taisei Corp.	496,000	2,873,251	Ø
Consumer Finance (0.1%)
Springleaf Holdings, Inc.	20,100	1,005,000	*Ø
Containers & Packaging (0.4%)
Berry Plastics Group, Inc.	41,648	1,425,195	*Ø
Nampak Ltd.	743,102	2,661,309	Ø
Pact Group Holdings Ltd.	496,083	1,612,513	Ø
		5,699,017
Diversified Consumer Services (0.5%)
Regis Corp.	184,600	3,049,592	*Ø
Service Corp. International	94,621	2,619,109	Ø
ServiceMaster Global Holdings, Inc.	22,537	778,879	*
Stonemor Partners LP	42,288	1,294,013	Ø
		7,741,593

See Notes to Schedule of Investments

11

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Diversified Financial Services (1.5%)
Boulevard Acquisition Corp.	63,528	$736,290	*
Nomad Holdings Ltd.	1,060,114	19,082,052	*fN
ORIX Corp.	191,700	2,948,039	Ø
		22,766,381
Diversified Telecommunication Services (0.8%)
FairPoint Communications, Inc.	49,501	976,160	*Ø
Globalstar, Inc.	378,288	979,766	*Ø
Intelsat SA	265,510	3,342,771	*Ø
Jazztel PLC	190,000	2,743,284	*Ø
Koninklijke KPN NV	35,000	129,771	Ø
Sunrise Communications Group AG	17,268	1,613,987	*ñØ
Telecom Italia SpA	2,843,232	2,736,311	*
		12,522,050
Electric Utilities (0.7%)
Cleco Corp.	68,000	3,695,800	Ø
Hawaiian Electric Industries, Inc.	30,000	939,000	Ø
Pepco Holdings, Inc.	40,000	1,039,200	Ø
PPL Corp.	91,292	3,106,667	Ø
The Kansai Electric Power Co., Inc.	114,900	1,154,732	*Ø
UIL Holdings Corp.	4,000	199,520
		10,134,919
Electrical Equipment (0.4%)
Hubbell, Inc. Class B	9,336	1,016,037	Ø
Nidec Corp.	23,200	1,735,472	Ø
Polypore International, Inc.	40,000	2,342,400	*Ø
Sensata Technologies Holding NV	17,945	990,743	*Ø
		6,084,652
	Number of Shares	Value†
Electronic Equipment, Instruments & Components (0.4%)
Axis Communications AB	16,400	$667,546
Belden, Inc.	35,440	2,975,188	Ø
Hitachi Ltd.	101,000	689,113	Ø
Keyence Corp.	3,900	2,082,012	Ø
Viasystems Group, Inc.	4,000	71,120	*Ø
		6,484,979
Energy Equipment & Services (0.9%)
Baker Hughes, Inc.	18,181	1,244,671	Ø
Dresser-Rand Group, Inc.	139,052	11,495,429	*Ø
Halliburton Co.	26,732	1,308,532	Ø
Paragon Offshore PLC	183,579	332,278
		14,380,910
Food & Staples Retailing (0.5%)
CVS Health Corp.	39,810	3,952,735	Ø
Sysco Corp.	14,487	536,454
Walgreens Boots Alliance, Inc.	33,425	2,771,935
		7,261,124
Food Products (0.4%)
Cal-Maine Foods, Inc.	19,934	891,249
GrainCorp. Ltd. Class A	18,000	140,319	Ø
Kellogg Co.	31,434	1,990,715	Ø
Oceana Group Ltd.	64,770	578,354	Ø
The JM Smucker Co.	26,800	3,106,656	Ø
Warrnambool Cheese & Butter Factory Co. Holding Ltd.	10,000	65,761	*Ø
		6,773,054
Health Care Equipment & Supplies (2.3%)
Alere, Inc.	153,365	7,281,770	*£Ø
ArthroCare Corp.	46,000	16,100	*fN
Edwards Lifesciences Corp.	33,988	4,304,580	*Ø
Globus Medical, Inc. Class A	103,497	2,472,543	*
Insulet Corp.	61,789	1,844,402	*
	Number of Shares	Value†
Intuitive Surgical, Inc.	7,725	$3,831,446	*
NuVasive, Inc.	49,431	2,211,049	*
Optos PLC	1,000	5,219	*
STERIS Corp.	42,900	2,852,850	Ø
The Cooper Cos., Inc.	20,076	3,574,933	Ø
Wright Medical Group, Inc.	11,572	293,582	*
Zimmer Holdings, Inc.	67,754	7,442,099	£
		36,130,573
Health Care Providers & Services (1.4%)
Accretive Health, Inc.	189,790	1,066,620	*
Brookdale Senior Living, Inc.	167,947	6,084,720	*Ø
Catamaran Corp.	127,348	7,558,104	*Ø
Fresenius SE & Co. KGaA	20,395	1,213,358	Ø
Mediclinic International Ltd.	88,885	941,238
Omnicare, Inc.	62,234	5,475,347
		22,339,387
Health Care Technology (0.2%)
HMS Holdings Corp.	171,482	2,916,909	*Ø
Hotels, Restaurants & Leisure (2.6%)
Accor SA	95,360	5,229,050
Aramark	158,140	4,859,642
Belmond Ltd. Class A	3,000	36,960	*Ø
Bloomin' Brands, Inc.	159,350	3,610,871	Ø
Bob Evans Farms, Inc.	131,639	5,663,110	Ø
Churchill Downs, Inc.	47,250	5,630,782	Ø
Life Time Fitness, Inc.	31,953	2,284,639	*Ø
MGM Resorts International	253,499	5,361,504	*
Morgans Hotel Group Co.	85,898	588,401	*£Ø

See Notes to Schedule of Investments

12

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Pinnacle Entertainment, Inc.	193,181	$7,101,334	*£Ø
		40,366,293
Household Durables (0.3%)
Blyth, Inc.	4,000	30,720	*Ø
Lennar Corp. Class B	38,108	1,392,085	Ø
Rinnai Corp.	11,800	895,302	Ø
Sony Corp.	68,700	2,076,921	*Ø
		4,395,028
Industrial Conglomerates (0.3%)
Alliance Global Group, Inc.	4,368,100	2,482,407	Ø
Toshiba Corp.	425,000	1,702,788	Ø
		4,185,195
Insurance (1.9%)
Ambac Financial Group, Inc.	26,615	612,411	*Ø
American International Group, Inc.	66,050	3,717,955	Ø
Aspen Insurance Holdings Ltd.	2,000	93,460	Ø
Assured Guaranty Ltd.	216,074	5,615,763	£
BB Seguridade Participacoes SA	101,829	1,191,348	Ø
Brit PLC	15,000	63,826	ñ
MetLife, Inc.	28,800	1,477,152
Montpelier Re Holdings Ltd.	200	7,622
National Interstate Corp.	145,295	4,071,166	Ø
PartnerRe Ltd.	5,500	704,000
Sampo OYJ Class A	31,684	1,535,226	Ø
Sanlam Ltd.	164,850	1,066,186	Ø
Syncora Holdings Ltd.	22,879	33,175	*Ø
	Number of Shares	Value†
The Hartford Financial Services Group, Inc.	105,820	$4,314,281	Ø
WMI Holdings Corp.	450,764	1,162,971	*£
XL Group PLC	99,311	3,682,452	Ø
		29,348,994
Internet & Catalog Retail (0.4%)
Liberty Ventures Series A	123,149	5,132,850	*Ø
Orbitz Worldwide, Inc.	44,231	518,388	*
		5,651,238
Internet Software & Services (1.4%)
AOL, Inc.	76,600	3,056,340	*Ø
Baidu, Inc. ADR	4,901	981,572	*Ø
eBay, Inc.	89,865	5,235,535	*Ø
Equinix, Inc.	14,816	3,791,859	Ø
Google, Inc. Class A	3,990	2,189,592	*Ø
Travelport LLC	71,059	1,124,864	*N
Yahoo!, Inc.	122,908	5,231,579	*£
		21,611,341
IT Services (0.5%)
Blackhawk Network Holdings, Inc. Class B	5,000	183,550	*Ø
Computer Sciences Corp.	57,950	3,734,877	Ø
IGATE Corp.	31,800	1,512,408	*
InterXion Holding NV	200	6,090	*
Visa, Inc. Class A	46,150	3,048,208	Ø
		8,485,133
Life Sciences Tools & Services (0.1%)
Thermo Fisher Scientific, Inc.	11,500	1,445,320	Ø
Machinery (0.7%)
Amada Holdings Co. Ltd.	183,500	1,851,745	Ø
EnPro Industries, Inc.	16,577	1,061,094
	Number of Shares	Value†
FANUC Corp.	5,700	$1,253,787	Ø
ITT Corp.	37,200	1,474,980
Komatsu Ltd.	42,300	851,039	Ø
Makita Corp.	30,500	1,522,080	Ø
Pentair PLC	6,461	401,551	£
Xylem, Inc.	46,604	1,725,280	£
		10,141,556
Marine (0.1%)
Nippon Yusen KK	273,000	858,177	Ø
Media (5.6%)
Altice SA	11,633	1,230,121	*Ø
Cablevision Systems Corp. Class A	124,984	2,497,180	Ø
CBS Corp. Class B	76,725	4,766,924	£
Cineplex, Inc.	26,432	1,058,156
Cumulus Media, Inc. Class A	115,591	263,548	*
DIRECTV	261,536	23,722,623	*Ø
DISH Network Corp. Class A	67,166	4,544,452	*Ø
Gannett Co., Inc.	139,548	4,789,287	Ø
Gray Television, Inc.	301,285	3,995,039	*Ø
Journal Media Group, Inc.	23,618	219,411	*
Liberty Global PLC Class A	3,994	208,247	*Ø
Liberty Global PLC Series C	83,201	4,197,490	*Ø
Loral Space & Communications, Inc.	59,010	4,071,690	*Ø
Media General, Inc.	50,000	844,500	*Ø
New Media Investment Group, Inc.	86,545	2,001,786	£
Nexstar Broadcasting Group, Inc. Class A	23,550	1,376,733	Ø
SFX Entertainment, Inc.	1,000	4,370	*

See Notes to Schedule of Investments

13

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Sinclair Broadcast Group, Inc. Class A	39,792	$1,219,227	Ø
The EW Scripps Co. Class A	62,690	1,460,050	Ø
Time Warner Cable, Inc.	35,606	5,537,445	Ø
Time Warner, Inc.	43,624	3,682,302	Ø
Time, Inc.	202,800	4,629,924	Ø
Tribune Co. Class 1C Litigation	300,000	750	*N
Tribune Media Co. Class A	122,266	6,855,455	Ø
Viacom, Inc. Class B	17,260	1,198,707	Ø
Videocon d2h Ltd. ADR	234,361	2,608,438	*£
		86,983,855
Metals & Mining (0.6%)
Gold Fields Ltd. ADR	594,189	2,715,444	Ø
Nippon Steel & Sumitomo Metal Corp.	392,000	1,019,677	Ø
RTI International Metals, Inc.	10,596	398,939	*
SunCoke Energy, Inc.	275,988	4,838,070	Ø
		8,972,130
Multiline Retail (1.4%)
Dollar Tree, Inc.	37,100	2,834,811	*Ø
Family Dollar Stores, Inc.	224,618	17,551,651	Ø
Takashimaya Co. Ltd.	136,000	1,269,214	Ø
		21,655,676
Multi-Utilities (0.4%)
Integrys Energy Group, Inc.	21,000	1,535,100	Ø
NiSource, Inc.	98,050	4,257,331	Ø
		5,792,431
	Number of Shares	Value†
Oil, Gas & Consumable Fuels (2.2%)
Anadarko Petroleum Corp.	80,354	$7,561,311	£
BG Group PLC	13,000	235,476
Caltex Australia Ltd.	22,629	631,120
Cheniere Energy Partners LP	117,199	3,819,515	Ø
Cheniere Energy Partners LP Holdings LLC	181,138	4,582,791	Ø
Cheniere Energy, Inc.	61,281	4,687,384	*£Ø
Encana Corp.	71,727	1,019,241
Freehold Royalties Ltd.	61,500	908,355
Hess Corp.	41,605	3,199,425	Ø
Liquefied Natural Gas Ltd.	283,105	1,019,590	*
SemGroup Corp. Class A	39,750	3,346,552	Ø
Talisman Energy, Inc.	288,606	2,300,190	Ø
Whiting Petroleum Corp.	2,000	75,820	*
		33,386,770
Paper & Forest Products (0.0%)
Norbord, Inc.	5,000	100,870
Personal Products (0.1%)
Asaleo Care Ltd.	1,247,588	1,815,353	Ø
Pharmaceuticals (4.1%)
Actavis PLC	41,746	11,808,274	*Ø
Bayer AG	10,376	1,493,445	*Ø
Hospira, Inc.	66,020	5,762,886	*Ø
Impax Laboratories, Inc.	77,215	3,494,751	*
Jazz Pharmaceuticals PLC	27,797	4,967,324	*Ø
Mallinckrodt PLC	44,785	5,068,766	*£Ø
Mylan NV	104,944	7,583,253	*£
Nektar Therapeutics	285,775	2,720,578	*£
Novartis AG	11,887	1,213,332	Ø
	Number of Shares	Value†
Perrigo Co. PLC	27,091	$4,965,239	Ø
Revance Therapeutics, Inc.	26,334	518,121	*
Shire PLC ADR	20,765	5,056,485
Teva Pharmaceutical Industries Ltd. ADR	16,867	1,019,104
Zoetis, Inc.	173,358	7,700,562	£
		63,372,120
Professional Services (0.1%)
Nielsen NV	36,901	1,658,331
Real Estate Investment Trusts (3.9%)
American Realty Capital Properties, Inc.	205,071	1,851,791	£
Apollo Commercial Real Estate Finance, Inc.	112,694	1,925,940	Ø
Associated Estates Realty Corp.	1,000	28,500
Colony Capital, Inc. Class A	174,945	4,532,825	Ø
CyrusOne, Inc.	44,362	1,440,878	Ø
Easterly Government Properties, Inc.	56,054	882,851	*Ø
Home Properties, Inc.	35,293	2,596,153
Lamar Advertising Co. Class A	101,627	5,890,301
New Senior Investment Group, Inc.	742,849	12,004,440	£Ø
Newcastle Investment Corp.	219,864	1,171,875	£
NorthStar Realty Finance Corp.	720,110	13,509,264	£
Simon Property Group, Inc.	16,638	3,019,631	Ø
STAG Industrial, Inc.	87,040	1,891,379	Ø

See Notes to Schedule of Investments

14

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
The Macerich Co.	114,150	$9,332,904	Ø
Xenia Hotels & Resorts, Inc.	40,274	882,403	Ø
		60,961,135
Real Estate Management & Development (1.7%)
Altus Group Ltd.	51,008	853,163	Ø
CBRE Group, Inc. Class A	170,188	6,525,008	*Ø
Conwert Immobilien Invest SE	2,000	25,284	*
Daito Trust Construction Co. Ltd.	9,300	1,082,991	Ø
Daiwa House Industry Co. Ltd.	204,600	4,567,700	Ø
DO Deutsche Office AG	312,679	1,487,364	*
Kennedy Wilson Europe Real Estate PLC	246,425	4,228,973	Ø
Mitsubishi Estate Co. Ltd.	80,000	1,882,983	Ø
Pruksa Real Estate PCL	1,235,200	1,026,859	Ø
Tokyo Tatemono Co. Ltd.	298,000	2,160,696	Ø
Tokyu Fudosan Holdings Corp.	329,400	2,447,753	Ø
		26,288,774
Road & Rail (0.9%)
Canadian Pacific Railway Ltd.	7,374	1,405,337
Hertz Global Holdings, Inc.	116,268	2,423,025	*Ø
	Number of Shares	Value†
Roadrunner Transportation Systems, Inc.	156,710	$3,834,694	*
Ryder System, Inc.	31,222	2,977,330	Ø
Swift Transportation Co.	111,531	2,699,050	*
		13,339,436
Semiconductors & Semiconductor Equipment (1.3%)
Altera Corp.	114,108	4,756,021	£
Applied Materials, Inc.	457,500	9,053,925
Broadcom Corp. Class A	75,000	3,315,375	Ø
OmniVision Technologies, Inc.	1,000	27,895	*Ø
REC Solar ASA	1,500	20,320	*Ø
SCREEN Holdings Co. Ltd.	283,000	1,921,179	Ø
Tokyo Electron Ltd. ADR	102,105	1,393,733	£
		20,488,448
Software (1.7%)
Advent Software, Inc.	60,000	2,604,600	Ø
ClickSoftware Technologies Ltd.	3,000	37,260	*
Informatica Corp.	9,800	471,086	*
Nintendo Co. Ltd.	4,900	822,711	Ø
Nuance Communications, Inc.	412,331	6,321,034	*Ø
PTC, Inc.	143,050	5,484,537	*Ø
Verint Systems, Inc.	170,617	10,481,002	*£
		26,222,230
Specialty Retail (0.8%)
Advance Auto Parts, Inc.	10,237	1,463,891	Ø
ANN, Inc.	74,100	2,805,426	*Ø
GLENTEL, Inc.	5,000	104,227	Ø
JB Hi-Fi Ltd.	60,319	931,749	Ø
	Number of Shares	Value†
Office Depot, Inc.	10,000	$92,200	*
Tiffany & Co.	28,013	2,450,577	£
Vitamin Shoppe, Inc.	101,412	4,247,135	*Ø
World Duty Free SpA	8,000	89,306	*
		12,184,511
Technology Hardware, Storage & Peripherals (0.7%)
EMC Corp.	157,759	4,245,295	Ø
NCR Corp.	65,350	1,793,204	*
Ricoh Co. Ltd.	71,400	737,900
Western Digital Corp.	37,006	3,616,966	£
		10,393,365
Textiles, Apparel & Luxury Goods (0.2%)
PVH Corp.	35,450	3,663,758	Ø
Thrifts & Mortgage Finance (0.1%)
Federal National Mortgage Association	121,249	328,585	*
Home Loan Servicing Solutions Ltd.	500	337
Hudson City Bancorp, Inc.	103,500	962,550	Ø
		1,291,472
Tobacco (0.0%)
Lorillard, Inc.	9,763	682,043
Trading Companies & Distributors (0.5%)
AerCap Holdings NV	66,268	3,093,390	*Ø
Air Lease Corp.	85,007	3,283,820
Mitsubishi Corp.	35,400	763,816	Ø
		7,141,026
Transportation Infrastructure (0.3%)
Macquarie Infrastructure Co. LLC	61,689	5,105,382	Ø

See Notes to Schedule of Investments

15

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Water Utilities (0.1%)
Cia de Saneamento Basico do Estado de Sao Paulo	195,000	$1,152,027	Ø
Wireless Telecommunication Services (0.2%)
SoftBank Corp.	28,000	1,750,290	Ø
Turkcell Iletisim Hizmetleri	201,428	896,871	Ø
		2,647,161
Total Common Stocks (Cost $926,111,117)		957,328,676
Preferred Stocks (0.1%)
Banks (0.1%)
National Bank of Greece SA , Ser. A, 9.00% (Cost $3,572,349)	222,541	2,042,926	*Ø
Exchange Traded Funds (0.5%)
iPATH S&P 500 VIX Short-Term Futures ETN	108,080	2,357,225	*
PowerShares DB U.S. Dollar Index Bullish Fund	235,600	5,868,796	*Ø
Total Exchange Traded Funds (Cost $8,495,433)		8,226,021
	Number of Rights
Rights (0.0%)
Biotechnology (0.0%)
Ambit Biosciences Corp. (Daiichi Sankyo Co. Ltd.)	70,000	42,000	*fNØ
Chelsea Therapeutics International Ltd. (H Lundbeck A/S)	3,500	385	*fNØ
	Number of Rights	Value†
Durata Therapeutics, Inc. (Actavis PLC)	40,000	$6,400	*fN
Prosensa Holding NV	20,000	19,800	*fN
Trius Therapeutics Inc. (Cubist Pharmaceuticals Inc.)	24,000	3,120	*fN
		71,705
Food & Staples Retailing (0.0%)

Safeway, 112,000 33,600fN
Inc.
(Casa Ley)

Safeway, 112,000 5,466fN
Inc.
(Property
Development
Centers)

		39,066
Health Care Providers & Services (0.0%)
Community Health Systems, Inc., due 1/4/16	19,880	320	*£
Pharmaceuticals (0.0%)
Furiex Pharmaceuticals, Inc. (Actavis PLC)	1,500	14,655	*fN
Omthera Pharmaceuticals, Inc. (AstraZeneca PLC)	100	—	*fN
		14,655
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (AT&T Inc.)	60,000	151,200	*fN
Total Rights (Cost $438)		276,946
	Number of Warrants	Value†
Warrants (0.2%)
Diversified Financial Services (0.2%)
Nomad Holdings Ltd., due 4/10/17	1,071,510	$2,678,775	*fN
Insurance (0.0%)
TIG Holdings, Inc., due 12/31/15	73	—	*fN
Media (0.0%)
Tribune Media Co., due 12/31/32	1,877	105,243	*[f]
Metals & Mining (0.0%)
HudBay Minerals, Inc., due 7/20/18	1,360	1,860	*
Total Warrants (Cost $314,913)		2,785,878
	Principal Amount
Mortgage-Backed Securities (4.8%)
Collateralized Mortgage Obligations (1.2%)
Alternative Loan Trust, Ser. 2005-21CB, Class A17, 6.00%, due 6/25/35	$1,050,952	1,078,068
Alternative Loan Trust, Ser. 2005-J2, Class 1A5, 0.68%, due 4/25/35	2,825,568	2,478,721	µ
Banc of America Alternative Loan Trust, Ser. 2005-6, Class 2CB2, 6.00%, due 7/25/35	726,650	681,500

See Notes to Schedule of Investments

16

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
Bear Stearns Asset Backed Securities Trust, Ser. 2004-AC4, Class A1, 5.83%, due 8/25/34	$376,010	$385,752	[a]
Chase Mortgage Finance Trust, Ser. 2007-A2, Class 3A2, 2.56%, due 7/25/37	548,814	522,628	µ
CHL Mortgage Pass-Through Trust, Ser. 2005-19, Class 1A1, 5.50%, due 8/25/35	334,509	325,161
Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust, Ser. 2005-7, Class 1A4, 5.50%, due 10/25/35	283,580	285,490
Citicorp Mortgage Securities, Inc., Ser. 2006-3, Class 1A10, 6.25%, due 6/25/36	3,143,440	3,266,449
Citicorp Mortgage Securities, Inc., Ser. 2006-3, Class 1A9, 5.75%, due 6/25/36	641,518	655,294
Citicorp Mortgage Securities, Inc., Ser. 2006-4, Class 1A2, 6.00%, due 8/25/36	798,135	810,822
	Principal Amount	Value†
Citicorp Mortgage Securities, Inc., Ser. 2007-8, Class 1A4, 6.00%, due 9/25/37	$179,199	$178,921
GSR Mortgage Loan Trust, Ser. 2005-AR6, Class 3A2, 2.70%, due 9/25/35	498,497	474,272	µ
JP Morgan Alternative Loan Trust, Ser. 2005-A2, Class 1A1, 0.70%, due 1/25/36	124,858	114,412	µ
JP Morgan Alternative Loan Trust, Ser. 2006-S4, Class A3A, 5.78%, due 12/25/36	761,034	731,100	[a]
JP Morgan Alternative Loan Trust, Ser. 2006-S4, Class A6, 5.71%, due 12/25/36	711,572	691,572	[a]
JP Morgan Mortgage Trust, Ser. 2007-A1, Class 4A1, 2.49%, due 7/25/35	281,925	282,269	µ
JP Morgan Mortgage Trust, Ser. 2007-A1, Class 5A6, 2.56%, due 7/25/35	324,838	312,443	µ
	Principal Amount	Value†
MASTR Alternative Loans Trust, Ser. 2004-10, Class 4A1, 6.00%, due 9/25/19	$125,925	$129,835
WaMu Mortgage Pass-Through Certificates Trust, Ser. 2004-S1, Class 1A11, 5.50%, due 3/25/34	194,979	205,346
Washington Mutual Mortgage Pass-Through Certificates Trust, Ser. 2005-1, Class 1A1, 5.50%, due 3/25/35	1,019,036	1,023,832
Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-9, Class 1A12, 5.50%, due 10/25/35	1,101,685	1,106,967
Wells Fargo Mortgage Backed Securities Trust, Ser. 2006-13, Class A5, 6.00%, due 10/25/36	327,123	336,091
Wells Fargo Mortgage Backed Securities Trust, Ser. 2007-10, Class 2A5, 6.25%, due 7/25/37	1,126,425	1,129,172
Wells Fargo Mortgage Backed Securities Trust, Ser. 2007-12, Class A6, 5.50%, due 9/25/37	798,251	814,744

See Notes to Schedule of Investments

17

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
Wells Fargo Mortgage Backed Securities Trust, Ser. 2007-14, Class 1A1, 6.00%, due 10/25/37	$888,871	$900,128
Wells Fargo Mortgage Backed Securities Trust, Ser. 2007-16, Class 1A7, 6.00%, due 12/28/37	249,082	256,786
		19,177,775
Commercial Mortgage-Backed (3.6%)
BAMLL Commercial Mortgage Securities Trust, Ser. 2013-DSNY, Class F, 3.68%, due 9/15/26	4,600,000	4,587,000	ñØµ
BAMLL Commercial Mortgage Securities Trust, Ser. 2014-ICTS, Class E, 3.13%, due 6/15/28	3,450,000	3,436,907	ñµ
BAMLL Commercial Mortgage Securities Trust, Ser. 2014-INLD, Class D, 3.68%, due 12/15/29	100,000	100,438	ñµ
Boca Hotel Portfolio Trust, Ser. 2013-BOCA, Class E, 3.93%, due 8/15/26	700,000	699,999	ñØµ
CDGJ Commercial Mortgage Trust, Ser. 2014-BXCH, Class DPB, 4.02%, due 12/15/27	1,400,000	1,404,487	ñµ
	Principal Amount	Value†
CDGJ Commercial Mortgage Trust, Ser. 2014-BXCH, Class EPB, 5.17%, due 12/15/27	$1,500,000	$1,502,509	ñµ
COMM Mortgage Trust, Ser. 2014-PAT, Class E, 3.33%, due 8/13/27	4,800,000	4,800,010	ñØµ
Credit Suisse Commercial Mortgage Trust, Ser. 2006-C4, Class AJ, 5.54%, due 9/15/39	4,450,000	4,452,594	Øµ
GE Capital Commercial Mortgage Corp., Ser. 2005-C3, Class G, 5.32%, due 7/10/45	3,000,000	3,007,956	ñµ
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2006-CB15, Class AM, 5.86%, due 6/12/43	4,800,000	4,909,997	Øµ
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2013-JWRZ, Class E, 3.92%, due 4/15/30	4,330,000	4,330,732	ñµ
	Principal Amount	Value†
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2014-FL5, Class D, 3.68%, due 7/15/31	$1,150,000	$1,156,326	ñµ
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2015-CSMO, Class D, 3.48%, due 1/15/32	3,800,000	3,806,050	ñµ
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2015-CSMO, Class E, 4.13%, due 1/15/32	800,000	801,242	ñµ
Morgan Stanley Capital I Trust, Ser. 2007-T25, Class AJ, 5.57%, due 11/12/49	7,725,000	7,907,194	Øµ
NorthStar, Ser. 2013-1A, Class B, 5.18%, due 8/25/29	500,000	506,250	ñØµ
PFP III Ltd., Ser. 2014-1, Class D, 4.28%, due 6/14/31	3,300,000	3,304,610	ñØµ
Resource Capital Corp., Ser. 2015-CRE3, Class D, 4.18%, due 3/15/32	2,400,000	2,399,993	ñµ

See Notes to Schedule of Investments

18

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
Wells Fargo Commercial Mortgage Trust, Ser. 2014-TISH, Class WTS2, 3.43%, due 2/15/27	$1,700,000	$1,696,401	ñØµ
		54,810,695
Total Mortgage-Backed Securities (Cost $74,172,287)		73,988,470
Asset-Backed Securities (4.8%)
Ameri- Credit Automobile Receivables Trust, Ser. 2014-1, Class E, 3.58%, due 8/9/21	3,500,000	3,520,958
AMMC CDO, Ser. 2015-16A, Class E, 5.87%, due 4/14/27	750,000	697,500	fñµ
AMMC CLO XII Ltd., Ser. 2013-12A, Class D1, 4.01%, due 5/10/25	750,000	732,560	ñØµ
Ares XXVI CLO Ltd., Ser. 2013-1A, Class D, 4.03%, due 4/15/25	400,000	381,387	ñµ
Ares XXVIII CLO Ltd., Ser. 2013-3A, Class D, 3.77%, due 10/17/24	1,100,000	1,043,285	ñµ
Atlas Senior Loan Fund II Ltd., Ser. 2012-2A, Class D, 4.53%, due 1/30/24	2,200,000	2,218,853	ñµ
Babson CLO Ltd., Ser. 2006-2A, Class D, 1.68%, due 10/16/20	5,000,000	4,810,224	ñØµ
	Principal Amount	Value†
Babson CLO Ltd., Ser. 2013-IA, Class D, 3.78%, due 4/20/25	$1,450,000	$1,399,983	ñµ
Canyon Capital CLO Ltd., Ser. 2012-1A, Class D, 4.58%, due 1/15/24	500,000	498,150	ñµ
Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A2, 0.38%, due 2/25/37	79,373	72,663	µ
Catamaran CLO Ltd., Ser. 2015-1A, Class D, 3.93%, due 4/22/27	600,000	570,720	fñµ
Catamaran CLO Ltd., Ser. 2015-1A, Class E, 5.43%, due 4/22/27	800,000	716,080	fñµ
Cedar Funding III CLO Ltd., Ser. 2014-3A, Class E, 5.16%, due 5/20/26	1,200,000	1,072,991	ñµ
CIFC Funding Ltd., Ser. 2006-1BA, Class B2L, 4.26%, due 12/22/20	1,900,000	1,900,935	ñµ
ColumbusNova CLO IV Ltd., Ser. 2007-2A, Class D, 4.78%, due 10/15/21	900,000	902,026	ñµ
Countrywide Asset-Backed Certificates, Ser. 2005-7, Class AF4, 4.87%, due 10/25/35	446,690	450,345	µ
	Principal Amount	Value†
DT Auto Owner Trust, Ser. 2015-1A, Class D, 4.26%, due 2/15/22	$1,500,000	$1,510,065	ñ
Exeter Automobile Receivables Trust, Ser. 2014-1A, Class D, 5.53%, due 2/16/21	3,000,000	3,046,170	ñ
Exeter Automobile Receivables Trust, Ser. 2014-2A, Class D, 4.93%, due 12/15/20	1,300,000	1,291,469	ñ
Exeter Automobile Receivables Trust, Ser. 2014-3A, Class C, 4.17%, due 6/15/20	300,000	303,135	ñ
Fraser Sullivan CLO VII Ltd., Ser. 2012-7A, Class D, 5.78%, due 4/20/23	1,600,000	1,555,546	ñµ
Gale Force 4 CLO Ltd., Ser. 2007-4A, Class E, 6.66%, due 8/20/21	1,300,000	1,307,471	µ
Golub Capital Partners CLO Ltd., Ser. 2011-10AR, Class DR, 4.13%, due 10/20/21	750,000	736,572	ñµ
Greens Creek Funding Ltd., Ser. 2007-1A, Class C, 2.53%, due 4/18/21	2,000,000	1,970,203	ñµ

See Notes to Schedule of Investments

19

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
Halcyon Loan Advisors Funding Ltd., Ser. 2012-2A, Class E, 5.67%, due 12/20/24	$300,000	$272,504	ñµ
JP Morgan Mortgage Acquisition Trust, Ser. 2007-CH1, Class AF3, 5.40%, due 11/25/36	656,722	669,227	[a]
JP Morgan Mortgage Acquisition Trust, Ser. 2007-CH1, Class AF6, 5.40%, due 11/25/36	709,390	714,340	[a]
Kingsland VI Ltd., Ser. 2013-6A, Class D, 3.93%, due 10/28/24	3,000,000	2,907,585	ñµ
KKR CLO Trust, Ser. 2012-1A, Class C, 4.77%, due 12/15/24	600,000	609,806	ñµ
LCM XI LP, Ser. 11A, Class D2, 4.23%, due 4/19/22	2,600,000	2,614,701	ñµ
LCM XII LP, Ser. 12A, Class D, 4.78%, due 10/19/22	500,000	500,000	ñµ
Morgan Stanley ABS Capital I, Inc. Trust, Ser. 2006-HE3, Class A2C, 0.34%, due 4/25/36	1,663,024	1,628,931	µ
	Principal Amount	Value†
Morgan Stanley ABS Capital I, Inc. Trust, Ser. 2006-NC4, Class A2C, 0.33%, due 6/25/36	$1,623,795	$1,481,957	µ
Nationstar Home Equity Loan Trust, Ser. 2007-C, Class 2AV2, 0.31%, due 6/25/37	636,328	613,525	µ
Nelder Grove CLO Ltd., Ser. 2014-1A, Class D1, 4.78%, due 8/28/26	1,400,000	1,411,975	ñµ
Ocean Trails CLO IV, Ser. 2013-4A, Class D, 4.26%, due 8/13/25	400,000	394,040	ñµ
Ocean Trails CLO V, Ser. 2014-5A, Class D, 4.24%, due 10/13/26	2,050,000	1,980,796	ñµ
Ocean Trails CLO V, Ser. 2014-5A, Class E, 5.63%, due 10/13/26	400,000	361,086	ñµ
Octagon Investment Partners XII Ltd., Ser. 2012-1AR, Class DR, 4.06%, due 5/5/23	2,300,000	2,304,171	ñµ
Octagon Investment Partners XIV Ltd., Ser. 2012-1A, Class C, 4.28%, due 1/15/24	400,000	403,093	ñµ
	Principal Amount	Value†
Octagon Investment Partners XVII Ltd., Ser. 2013-1A, Class E, 4.73%, due 10/25/25	$600,000	$530,656	ñµ
Octagon Investment Partners XX Ltd., Ser. 2014-1A, Class E, 5.51%, due 8/12/26	250,000	223,936	ñµ
OZLM Funding IV Ltd., Ser. 2013-4A, Class C, 3.78%, due 7/22/25	1,200,000	1,138,914	ñµ
OZLM Funding V Ltd., Ser. 2013-5A, Class D, 5.03%, due 1/17/26	950,000	857,144	ñµ
OZLM VII Ltd., Ser. 2014-7A, Class C, 3.87%, due 7/17/26	3,200,000	3,086,483	ñµ
OZLM XI Ltd., Ser. 2015-11A, Class D, 5.67%, due 1/30/27	1,200,000	1,098,872	ñµ
OZLM XII Ltd., Ser. 2015-12A, Class SUB, due 4/30/27	1,000,000	904,100	fñ
Race Point VI CLO Ltd., Ser. 2012-6RA, Class DR, 4.34%, due 5/24/23	625,000	629,719	ñµ
Sound Point CLO I Ltd., Ser. 2012-1A, Class D, 4.86%, due 10/20/23	3,000,000	3,010,158	ñµ

See Notes to Schedule of Investments

20

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
Structured Asset Securities Corp. Mortgage Loan Trust, Ser. 2005-4XS, Class 1A3, 5.00%, due 3/25/35	$281,126	$283,004	[a]
Symphony CLO IX LP, Ser. 2012-9A, Class E, 5.28%, due 4/16/22	1,000,000	976,459	ñµ
Symphony CLO XII Ltd., Ser. 2013-12A, Class D, 3.78%, due 10/15/25	750,000	722,385	ñµ
Venture IX CDO Ltd., Ser. 2007-9A, Class D, 4.42%, due 10/12/21	2,500,000	2,514,485	ñµ
Venture XIV CLO Ltd., Ser. 2013-14A, Class D, 4.01%, due 8/28/25	2,400,000	2,342,349	ñµ
Venture XIX CLO Ltd., Ser. 2014-19A, Class D, 4.25%, due 1/15/27	2,500,000	2,458,438	ñµ
Voya CLO Ltd., Ser. 2014-3A, Class SUB, due 7/25/26	2,000,000	1,580,734	ñ
Total Asset-Backed Securities (Cost $73,442,296)		73,934,864
Bank Loan Obligationsµ (9.4%)
Advertising (0.4%)
Affinion Group, Inc., 1st Lien Term Loan B, 6.75%, due 4/30/18	3,240,459	3,100,989
	Principal Amount	Value†
CBS Outdoor Americas Capital LLC, Term Loan 3.00%, due 1/31/21	$750,000	$748,943	Ø
Extreme Reach, Inc., 1st Lien Term Loan, 6.75%, due 12/31/25	980,632	987,986
Extreme Reach, Inc., 2nd Lien Term Loan, 10.50%, due 12/31/25	1,593,000	1,585,035
		6,422,953
Aerospace & Defense (0.1%)
The SI Organization, Inc., 1st Lien Term Loan, 5.75%, due 10/24/19	1,426,437	1,433,569
The SI Organization, Inc., Delayed Draw 1st Lien Term Loan, 5.75%, due 11/23/19	95,054	95,529	††
		1,529,098
Auto Components (0.1%)
TI Group Automotive Systems LLC, Term Loan, 4.25%, due 7/2/21	496,250	496,662
Visteon Corp., Initial Term Loan, 3.50%, due 4/9/21	595,500	595,250
		1,091,912
Building Materials (0.1%)
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, due 9/18/20	714,367	716,453	Ø
	Principal Amount	Value†
Chemicals (0.1%)
Axalta Coating Systems US Holdings, Inc., Term Loan 3.75%, due 2/1/20	$710,186	$711,606
Commercial Services & Supplies (0.8%)
Accuvant, Inc., Term Loan B, 6.25%, due 12/15/21	2,040,000	2,047,650
Aramark Services, Inc., 1st Lien Term Loan F, 3.25%, due 2/21/21	743,120	743,120
Indiana Toll Road Concession Co. LLC, Swap Claim	2,322,432	2,177,280	≠ØN
Indiana Toll Road Concession Co. LLC, Term Loan A, due 6/28/15	6,279,921	5,897,223	≠Ø
Indiana Toll Road Concession Co. LLC, Term Loan B, due 6/28/15	290,355	272,661	≠Ø
Indiana Toll Road Concession Co. LLC, Term Loan C, due 6/28/15	886,852	832,807	≠Ø
Insight Global, Inc., 5.25%, due 12/31/19	492,443	493,674
iQor US, Inc., 2nd Lien Term Loan, 9.75%, due 2/18/22	293,667	274,211	Ø
		12,738,626
Communications Equipment (0.1%)
Riverbed Technology, Inc., Term Loan B, 6.00%, due 2/25/22	1,567,000	1,583,454

See Notes to Schedule of Investments

21

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
Diversified Financial Services (0.5%)
4L Technologies, Inc., Term Loan B, 5.50%, due 4/3/20	$1,814,880	$1,768,002	Ø
BATS Global Markets Holdings, Inc., Term Loan, 5.75%, due 1/31/20	335,596	338,113
Connolly Corp., Term Loan, 5.00%, due 5/9/21	1,354,763	1,362,810
Environmental Resources Management, 1st Lien Term Loan, 5.00%, due 5/9/21	2,881,000	2,823,380	N
Twin River Management Group, Inc., 1st Lien Term Loan, 5.25%, due 4/10/20	1,323,369	1,323,025
		7,615,330
Diversified Telecommunication Services (0.3%)
Fairpoint Communications, Inc., Term Loan B, 7.50%, due 2/14/19	2,301,151	2,341,421
Global Telcom Link Corp., 2nd Lien Term Loan, 9.00%, due 5/21/20	2,825,000	2,712,000	ØN
Level 3 Communications, Inc., Term Loan, 4.50%, due 1/31/22	200,000	200,126
		5,253,547
	Principal Amount	Value†
Electric Utilities (0.2%)
Texas Competitive Electric Holdings Co., Term Loan, 4.25%, due 6/6/16	$3,300,000	$3,317,886	≠Ø
Food Products (0.2%)
Del Monte Corp., 2nd Lien Term Loan, 8.25%, due 7/26/21	1,917,000	1,725,300	Ø
Ferrara Candy Co., Term Loan, 7.50%, due 6/8/17	1,875,899	1,873,554	N
		3,598,854
Health Care Equipment & Supplies (0.1%)
Hologic, Inc., Refinanced Term Loan, 3.25%, due 8/1/19	544,342	545,398
US Renal Care, Inc., 1st Lien Term Loan, 4.25%, due 7/3/19	494,975	497,242
		1,042,640
Health Care Providers & Services (0.2%)
21st Century Oncology, Inc., Term Loan, due 4/28/22	2,804,000	2,789,980	^^N
Genesis HealthCare DE LLC, Term Loan, 10.00%, due 10/2/17	169,254	172,639	N
MPH Acquisition Holdings LLC, Initial Term Loan, 4.00%, due 3/31/21	653,781	653,231
		3,615,850
	Principal Amount	Value†
Healthcare—Products (0.1%)
Curo Health Services Holdings, Inc., Term Loan B, 6.50%, due 2/2/22	$1,546,000	$1,557,595
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, due 6/30/21	446,625	445,062
		2,002,657
Hotels, Restaurants & Leisure (1.3%)
Amaya BV, 1st Lien Term Loan, 5.00%, due 7/29/21	3,019,825	3,021,727
Amaya BV, 2nd Lien Term Loan, 8.00%, due 7/29/22	1,095,000	1,104,921
Aristocrat Leisure, Term Loan B, 4.75%, due 9/29/21	3,128,108	3,153,915
Boyd Gaming Corp., 1st Lien Term Loan, due 4/17/22	314,000	315,570	^^
Caesars Entertainment Corp., 1st Lien Term Loan, 7.00%, due 10/9/20	1,481,250	1,415,527
Caesars Entertainment Operating Co., Inc., Term Loan B, 9.75%, due 3/1/17	2,119,810	1,944,629
ClubCorp Club Operations, Inc., Term Loan B, 4.50%, due 7/24/20	500,000	503,125	Ø
Fitness International LLC, 1st Lien Term Loan B, 5.50%, due 6/10/20	1,526,914	1,446,751

See Notes to Schedule of Investments

22

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
Great Wolf Resorts, Inc., Term Loan B, 5.75%, due 8/6/20	$1,497,380	$1,497,380
Harrah's Operating Co., Inc., Term Loan B5, 6.01%, due 1/28/18	1,835,830	1,678,866	Ø
Harrah's Operating Co., Inc., Term Loan B6, 7.01%, due 1/28/18	837,804	764,496	Ø
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, due 9/23/20	616,506	618,590
Mohegan Tribal Gaming Authority, 1st Lien Term Loan B, 5.50%, due 11/19/19	1,461,500	1,454,455
Scientific Games International, Inc., Initial Term Loan, 6.00%, due 10/18/20	494,987	499,799
SeaWorld Parks & Entertainment, Inc., Term Loan B2, 3.00%, due 5/14/20	484,893	474,711
Varsity Brands LLC, Term Loan B, 6.00%, due 12/10/21	196,113	198,156
		20,092,618
Household Products (0.2%)
Huish Detergent, Inc., 1st Lien Term Loan, 5.50%, due 3/23/20	2,018,336	1,936,169
	Principal Amount	Value†
KIK Custom Products, Inc., 1st Lien Term Loan, 5.50%, due 4/29/19	$493,730	$493,833
Prestige Brands, Inc., Term Loan, 4.50%, due 4/28/21	496,528	498,236
		2,928,238
Independent Power & Renewable Electricity Producers (0.1%)
NRG Energy, Inc., 4.50%, due 2/4/21	1,980,000	1,937,925	Ø
Insurance (0.5%)
Asurion LLC, 1st Lien Term Loan, 5.00%, due 12/31/20	850,535	854,635
Asurion LLC, 2nd Lien Term Loan, 8.50%, due 2/19/21	5,002,000	5,069,527
Cunningham Lindsey US, Inc., 2nd Lien Initial Term Loan, 9.25%, due 6/10/20	1,000,000	970,000	ØN
Hyperion Insurance Group Ltd., Term Loan B, due 3/26/22	1,283,000	1,294,226	^^
		8,188,388
Internet Software & Services (0.4%)
Answers Corp., Term Loan, 6.25%, due 10/3/21	647,378	617,708
ProQuest LLC, Term Loan B, 5.25%, due 9/23/21	1,759,590	1,767,297
Travelclick, 1st Lien Term Loan, 5.50%, due 5/8/21	458,623	457,096
	Principal Amount	Value†
Travelport LLC, Term Loan B, 5.75%, due 8/15/21	$2,853,350	$2,880,542	Ø
		5,722,643
Machinery (0.2%)
Dynacast International LLC, Term Loan, 5.25%, due 1/29/22	747,000	755,717
Husky Injection Molding Systems Ltd., 1st Lien Term Loan, 4.25%, due 6/30/21	746,250	750,757
Milacron LLC, Term Loan B, 4.00%, due 3/28/20	594,000	596,228
Milacron LLC, Term Loan B, due 9/28/20	600,000	603,000	^^
		2,705,702
Media (1.2%)
Charter Communications Operating LLC, Term Loan F, 3.00%, due 1/31/21	744,318	742,145
Endemol, 1st Lien Term Loan, 6.75%, due 8/6/21	2,706,400	2,695,574
IMG Worldwide, Inc., 1st Lien Term Loan, 5.25%, due 3/19/21	2,317,488	2,320,384
IMG Worldwide, Inc., 2nd Lien Term Loan, 8.25%, due 3/21/22	1,262,000	1,229,403	Ø
NEP/NCP Holdco, Inc., Incremental Term Loan, 4.25%, due 1/22/20	2,507,055	2,486,171

See Notes to Schedule of Investments

23

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
NEP/NCP Holdco, Inc., Term Loan, due 7/22/20	$766,000	$763,128	^^
RentPath, Inc., 1st Lien Term Loan, 6.25%, due 12/11/21	1,081,433	1,090,895
Springer Science+Business Media GmbH, 4.75%, due 8/15/20	2,220,079	2,229,093	^^Ø
Thomson Learning, 1st Lien Term Loan, 7.00%, due 3/6/21	2,994,617	3,010,518
Top Right Group Ltd., Term Loan B, due 4/13/22	1,965,000	1,945,350
		18,512,661
Metals & Mining (0.1%)
FMG Resources August 2006 Pty Ltd., Term Loan B, 3.75%, due 6/30/19	743,086	670,063
Miscellaneous Manufacturing (0.2%)
Filtration Group, Inc., 2nd Lien Term Loan, 8.25%, due 11/15/21	400,000	401,620	Ø
Gates Global LLC, Term Loan, 4.25%, due 6/12/21	721,375	721,375
Novolex Holdings, Inc., 1st Lien Term Loan, 6.00%, due 12/4/21	256,265	258,828
Novolex Holdings, Inc., 2st Lien Term Loan, 9.75%, due 6/3/22	950,000	957,125	N
	Principal Amount	Value†
Trinseo Materials Operating SCA, Term Loan B, due 10/28/21	$467,000	$468,896	^^
		2,807,844
Multiline Retail (0.1%)
JC Penney Co., Inc., 1st Lien Term Loan, 5.00%, due 6/13/19	968,680	962,975
JC Penney Corp., Inc., Term Loan, 6.00%, due 5/21/18	1,166,466	1,165,731
		2,128,706
Oil & Gas Services (0.1%)
Expro Oilfield Services PLC, Term Loan B, 5.75%, due 8/12/21	1,300,465	1,154,397
Preferred Proppants LLC, Term Loan B, 6.75%, due 8/12/20	405,426	331,436
		1,485,833
Oil, Gas & Consumable Fuels (0.2%)
Bowie Resources Holdings LLC, 2nd Lien Term Loan, 11.75%, due 12/31/20	35,100	34,047	N
Energy Transfer Equity LP, Term Loan, 3.25%, due 12/2/19	750,000	746,347	Ø
Energy Transfer Equity LP, Term Loan, due 4/24/21	478,000	479,616	^^
Fieldwood Energy LLC, 2nd Lien Term Loan, 8.38%, due 9/30/20	1,097,000	850,175	Ø
	Principal Amount	Value†
Penn Products Terminals LLC, Term Loan B, 4.75%, due 4/1/22	$1,089,000	$1,101,251	N
		3,211,436
Packaging & Containers (0.1%)
Ardagh Holdings USA, Inc., 1st Lien Term Loan B, 4.00%, due 12/17/19	495,000	497,104
Kloeckner Pentaplast of America, Inc., Initial Term Loan, due 4/22/20	214,671	215,342
Kloeckner Pentaplast of America, Inc., Term Loan B, due 4/22/20	502,329	503,902
		1,216,348
Pharmaceuticals (0.3%)
Alvogen Pharma US, Inc., 1st Lien Term Loan, 6.00%, due 4/2/22	313,000	315,216
Atrium Innovations, Inc., 1st Lien Term Loan, 4.25%, due 1/29/21	1,752,049	1,729,413	Ø
Packaging Coordinators, Inc. Term Loan, 5.25%, due 8/12/21	1,828,810	1,826,524	ØN
Valeant Pharmaceuticals International, Inc., Term Loan, 4.00%, due 4/1/22	1,305,000	1,313,456
		5,184,609
Real Estate Invesment Trusts (0.0%)
Communications Sales & Leasing, Inc., Term Loan B, 5.00%, due 10/16/22	477,000	475,808

See Notes to Schedule of Investments

24

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
Real Estate Management & Development (0.1%)
Realogy Group LLC, New Term Loan B, 3.75%, due 3/5/20	$744,347	$746,907
Software (0.5%)
Ascend Learning LLC, 2nd Lien Term Loan, 9.50%, due 11/28/20	2,000,000	1,982,080	Ø
Ascend Learning LLC, Term Loan B, 6.00%, due 12/31/20	736,426	740,660
First Data Corp., Extended Term Loan, 4.18%, due 3/24/21	500,000	503,440	Ø
First Data Corp., Term Loan C1, 3.68%, due 3/24/18	250,000	250,470
P2 Energy Solutions, Inc., 2nd Lien Term Loan, 9.00%, due 4/30/21	605,000	558,869	Ø
Progressive Solutions, Inc., 1st Lien Term Loan, 5.50%, due 10/16/20	1,328,398	1,330,059
Progressive Solutions, Inc., 2nd Lien Term Loan, 9.50%, due 10/22/21	2,073,000	2,052,270	ØN
TeamViewer US LCC, 1st Lien Term Loan, 6.00%, due 12/11/20	932,315	918,917
		8,336,765
	Principal Amount	Value†
Specialty Retail (0.0%)
Payless, Inc., 1st Lien Term Loan, 5.00%, due 3/5/21	$154,955	$150,371
Steel—Specialty (0.0%)
Signode Industrial Group US, Inc., 1st Lien Term Loan, 3.75%, due 4/8/21	608,333	607,001
Technology Hardware, Storage & Peripherals (0.1%)
Eastman Kodak Co., Term Loan, 7.25%, due 7/31/19	1,971,168	1,976,096
Telecommunications (0.2%)
ConvergeOne Holdings Corp., 1st Lien Term Loan, 6.00%, due 6/16/20	2,437,361	2,432,803
Transportation (0.1%)
Coyote Logistics LLC, Term Loan B, 6.25%, due 3/24/22	802,000	806,347	N
Wireless Telecommunication Services (0.1%)
SBA Senior Finance II LLC, Term Loan B-1A, 4.00%, due 3/24/21	744,375	743,757
Total Bank Loan Obligations (Cost $142,938,661)		144,309,735
Corporate Debt Securities (3.9%)
Aerospace & Defense (0.1%)
Bombardier, Inc., 7.50%, due 3/15/18	645,000	691,440	ñ
TransDigm, Inc., 6.00%, due 7/15/22	330,000	333,300	Ø
		1,024,740
	Principal Amount	Value†
Auto Components (0.2%)
American Axle & Manufacturing, Inc., 5.13%, due 2/15/19	$650,000	$669,500	Ø
Icahn Enterprises LP, 4.88%, due 3/15/19	725,000	738,702	Ø
Schaeffler Holding Finance BV, 6.88% Cash/7.63% PIK, due 8/15/18	695,000	726,275	cñØ
ZF North America Capital, Inc., 4.00%, due 4/29/20	290,000	291,813	ñ
		2,426,290
Banks (0.2%)
Bancolombia SA, 5.13%, due 9/11/22	245,000	250,022	Ø
CIT Group, Inc., 5.25%, due 3/15/18	650,000	673,725	Ø
Citigroup, Inc., Ser. M, 6.30%, due 5/15/24	375,000	379,425	Øµ
ICICI Bank Ltd., 6.37%, due 4/30/22	100,000	104,250	µ
Industrial Senior Trust, 5.50%, due 11/1/22	245,000	241,448	ñØ
Lloyds Banking Group PLC, 7.50%, due 6/27/24	500,000	533,750	Øµ
VTB Bank OJSC Via VTB Capital SA, 6.95%, due 10/17/22	250,000	228,471	Ø
Wells Fargo & Co., Ser. S, 5.90%, due 6/15/24	350,000	366,625	Øµ
		2,777,716

See Notes to Schedule of Investments

25

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
Building Products (0.0%)
Associated Materials LLC, 9.13%, due 11/1/17	$175,000	$148,750	Ø
Chemicals (0.0%)
Momentive Performance Materials, Inc., 10.00%, due 10/15/20	613,000	766	≠Ø
Communications Equipment (0.1%)
Avaya, Inc., 7.00%, due 4/1/19	485,000	487,425	ñ
Avaya, Inc., 10.50%, due 3/1/21	1,135,000	998,800	ñ
		1,486,225
Construction & Engineering (0.0%)
Michael Baker Holdings LLC, 8.88% Cash/9.63% PIK, due 4/15/19	304,000	278,160	cNñ
Consumer Finance (0.1%)
Navient Corp., 8.45%, due 6/15/18	700,000	780,990	Ø
Containers & Packaging (0.0%)
Ardagh Holdings USA, Inc., 3.27%, due 12/15/19	325,000	320,531	ñØµ
Diversified Consumer Services (0.0%)
Service Corp. International, 7.63%, due 10/1/18	575,000	664,125	Ø
Diversified Financial Services (0.2%)
Comcel Trust via Comunicaciones Celulares SA, 6.88%, due 2/6/24	270,000	289,575	ñØ
Corolla Trust, 0.00%, due 8/28/39	2,954,000	2,329,968	ñØµ
		2,619,543
	Principal Amount	Value†
Diversified Telecommunication Services (0.4%)
FairPoint Communications, Inc., 8.75%, due 8/15/19	$1,115,000	$1,193,050	ñØ
Intelsat Jackson Holdings SA, 5.50%, due 8/1/23	4,683,000	4,407,874	Ø
Intelsat Luxembourg SA, 6.75%, due 6/1/18	575,000	579,312	Ø
Sprint Capital Corp., 8.75%, due 3/15/32	600,000	615,000	Ø
		6,795,236
Electric Utilities (0.1%)
Energy Future Intermediate Holding Co. LLC, 11.75%, due 3/1/22	1,325,815	1,494,857	≠ñØ
Energy Equipment & Services (0.0%)
CHC Helicopter SA, 9.25%, due 10/15/20	270,000	235,656	Ø
PHI, Inc., 5.25%, due 3/15/19	240,000	231,600
		467,256
Food Products (0.1%)
ESAL GmbH, 6.25%, due 2/5/23	250,000	248,750	ñØ
Minerva Luxembourg SA, 7.75%, due 1/31/23	240,000	240,600	ñØ
Premier Foods Finance PLC, 6.50%, due 3/15/21	400,000	579,179	ñØ
		1,068,529
Gas Utilities (0.1%)
Niska Gas Storage Canada Finance Corp., 6.50%, due 4/1/19	1,148,000	886,830
	Principal Amount	Value†
Health Care Providers & Services (0.1%)
Community Health Systems, Inc., 5.13%, due 8/15/18	$350,000	$363,125	Ø
Community Health Systems, Inc., 6.88%, due 2/1/22	500,000	530,625	Ø
HCA, Inc., 5.00%, due 3/15/24	715,000	763,262	Ø
Tenet Healthcare Corp., 8.13%, due 4/1/22	400,000	436,500	Ø
		2,093,512
Healthcare—Products (0.0%)
Kinetic Concepts, Inc., 10.50%, due 11/1/18	100,000	107,625	Ø
Hotels, Restaurants & Leisure (0.1%)
Caesars Entertainment Resort Properties LLC, 8.00%, due 10/1/20	753,000	753,000
Isle of Capri Casinos, Inc., 5.88%, due 3/15/21	15,000	15,488
Isle of Capri Casinos, Inc., 5.88%, due 3/15/21	90,000	92,925	ñ
MGM Resorts International, 6.00%, due 3/15/23	800,000	828,000
Royal Caribbean Cruises Ltd., 7.25%, due 3/15/18	320,000	354,784	Ø
		2,044,197
Household Durables (0.1%)
KB Home, 7.50%, due 9/15/22	350,000	365,750	Ø

See Notes to Schedule of Investments

26

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
Lennar Corp., 6.95%, due 6/1/18	$575,000	$633,938	Ø
Standard Pacific Corp., 8.38%, due 5/15/18	460,000	528,425	Ø
		1,528,113
Household Products (0.1%)
Reynolds Group Issuer, Inc., 7.13%, due 4/15/19	550,000	569,938
Reynolds Group Issuer, Inc., 5.75%, due 10/15/20	525,000	548,625	Ø
The Sun Products Corp., 7.75%, due 3/15/21	655,000	575,581	ñØ
		1,694,144
Independent Power & Renewable Electricity Producers (0.0%)
Calpine Corp., 5.75%, due 1/15/25	325,000	326,641	Ø
Insurance (0.5%)
Ambac Assurance Corp., 5.10%, due 6/7/20	2,433,885	2,826,348	ñØ
Liberty Mutual Group, Inc., 7.00%, due 3/15/37	550,000	567,188	ñØµ
Syncora Holdings Ltd., Ser. A, 6.88%, due 9/30/17	665,000	295,925	µ
TIG FINCO PLC, 8.50%, due 3/2/20	695,500	1,112,965	ñµ
TIG FINCO PLC, 8.75%, due 4/2/20	2,050,477	3,147,482	ñ
		7,949,908
	Principal Amount	Value†
Machinery (0.1%)
CNH Industrial Capital LLC, 3.63%, due 4/15/18	$725,000	$726,812	Ø
Navistar International Corp., 8.25%, due 11/1/21	275,000	271,906	Ø
SPX Corp., 6.88%, due 9/1/17	490,000	533,488	Ø
		1,532,206
Marine (0.1%)
Hapag- Lloyd AG, 9.75%, due 10/15/17	800,000	832,000	ñØ
Stena AB, 7.00%, due 2/1/24	280,000	268,800	ñØ
		1,100,800
Media (0.2%)
Cenveo Corp., 8.50%, due 9/15/22	1,320,000	1,105,500	ñ
DISH DBS Corp., 5.88%, due 7/15/22	650,000	654,875	Ø
DISH DBS Corp., 5.00%, due 3/15/23	639,000	610,245
iHeart- Communications, Inc., 9.00%, due 3/1/21	360,000	345,150	Ø
WideOpen West Finance LLC, 10.25%, due 7/15/19	800,000	859,160
		3,574,930
Metals & Mining (0.1%)
AK Steel Corp., 8.75%, due 12/1/18	575,000	609,500	Ø
ArcelorMittal, 7.00%, due 2/25/22	725,000	787,531	Øa
Severstal OAO Via Steel Capital SA, 5.90%, due 10/17/22	250,000	234,725	ñØ
	Principal Amount	Value†
United States Steel Corp., 7.00%, due 2/1/18	$600,000	$637,500	Ø
		2,269,256
Multiline Retail (0.0%)
Family Tree Escrow LLC, 5.25%, due 3/1/20	110,000	115,225	ñ
Oil, Gas & Consumable Fuels (0.3%)
Alpha Natural Resources, Inc., 7.50%, due 8/1/20	196,000	71,540	ñ
Arch Coal, Inc., 8.00%, due 1/15/19	645,000	267,675	ñØ
Carrizo Oil & Gas, Inc., 6.25%, due 4/15/23	161,000	163,415
Chesapeake Energy Corp., 7.25%, due 12/15/18	550,000	589,875	Ø
CITGO Petroleum Corp., 6.25%, due 8/15/22	215,000	210,700	ñØ
EP Energy LLC, 6.88%, due 5/1/19	600,000	618,246	Ø
Kinder Morgan Finance Co. LLC, 6.00%, due 1/15/18	600,000	659,094	ñØ
Linn Energy LLC, 6.25%, due 11/1/19	500,000	423,750	Ø
Petrobras Global Finance BV, 6.25%, due 3/17/24	170,000	169,694
Regency Energy Partners LP, 8.38%, due 6/1/19	495,000	517,275	ñØ
Tesoro Corp., 5.38%, due 10/1/22	625,000	653,125	Ø

See Notes to Schedule of Investments

27

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
Tesoro Logistics LP, 5.50%, due 10/15/19	$275,000	$290,813	ñØ
The Williams Cos., Inc., 4.55%, due 6/24/24	470,000	462,200	Ø
		5,097,402
Pharmaceuticals (0.1%)
Valeant Pharmaceuticals International, Inc., 5.63%, due 12/1/21	725,000	742,219	ñØ
Real Estate Management & Development (0.0%)
TRI Pointe Holdings, Inc., 4.38%, due 6/15/19	280,000	275,800	ñØ
Road & Rail (0.1%)
Avis Budget Car Rental LLC, 4.88%, due 11/15/17	345,000	352,762	Ø
The Hertz Corp., 6.75%, due 4/15/19	650,000	672,614	Ø
		1,025,376
Specialty Retail (0.1%)
Petco Holdings, Inc., 8.50% Cash/9.25% PIK, due 10/15/17	944,000	972,320	cñØ
Wireless Telecommunication Services (0.3%)
Eileme 2 AB, 11.75%, due 1/31/20	400,000	505,826	Ø
Hughes Satellite Systems Corp., 7.63%, due 6/15/21	450,000	501,750	Ø
NII International Telecom SCA, 7.88%, due 8/15/19	2,778,000	2,569,650	≠ñØ
	Principal Amount	Value†
NII International Telecom SCA, 11.38%, due 8/15/19	$909,000	$854,460	≠ñ
T-Mobile USA, Inc., 5.25%, due 9/1/18	650,000	672,750	Ø
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, due 2/2/21	250,000	251,620	ñØ
		5,356,056
Total Corporate Debt Securities (Cost $61,734,115)		61,046,274
Municipal Notes (0.8%)
Puerto Rico (0.8%)
Puerto Rico Commonwealth Development Bank Senior Notes, Ser. B-1A, 7.75%, due 6/30/15	2,013,351	2,010,231	N
Puerto Rico Commonwealth GO Bonds, Ser. A, 8.00%, due 7/1/35	12,361,000	9,610,678	Ø
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement, Ser. B, 6.00%, due 7/1/39	315,000	215,784	Ø
Total Municipal Notes (Cost $13,518,652)		11,836,693
	Number of Contracts
Purchased Options (0.3%)
Call Options (0.1%)
Alcatel- Lucent, Call, Jun 2015 @ 3.5	10	150
	Number of Contracts	Value†
Allscripts Healthcare Solutions, Inc., Call, May 2015 @ 14	135	$5,940
Applied Materials, Inc., Call, Jul 2015 @ 25	230	1,840
AT&T, Inc., Call, Jun 2015 @ 46	1,342	1,342	[f]
AT&T, Inc., Call, Jun 2015 @ 47	4,610	9,220	[f]
Dresser-Rand Group, Inc., Call, Jun 2015 @ 75	343	281,260
General Electric Co., Call, Jan 2016 @ 27	2,543	350,934
MGM Resorts International, Call, Sep 2015 @ 23	318	34,980
Molson Coors Brewing Co., Call, Jan 2016 @ 82.5	879	307,650
Starwood Hotels & Resorts Worldwide, Inc., Call, Nov 2015 @ 87.5	635	384,175
Talisman Energy, Inc., Call, Jul 2015 @ 6	138	27,600	[f]
		1,405,091
Put Options (0.2%)
Altera Corp., Put, May 2015 @ 40	133	31,920
AT&T, Inc., Put, Jun 2015 @ 33	697	32,062
Cumulus Media, Inc., Put, Sep 2015 @ 2.5	926	46,300
Cumulus Media, Inc., Put, Sep 2015 @ 5	232	62,640
Delta Air Lines, Inc., Put, Sep 2015 @ 44	78	24,570

See Notes to Schedule of Investments

28

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Contracts	Value†
DIRECTV, Put, Jun 2015 @ 85	223	$20,516
Dresser- Rand Group, Inc., Put, Sep 2015 @ 70	93	13,020
EuroTrust A/S, Put, May 2015 @ 3700	237	351,805
Halliburton Co., Put, Jul 2015 @ 40	108	3,672
Hudson City Bancorp, Inc., Put, May 2015 @ 10	635	47,625
iShares Russell 2000 ETF, Put, Sep 2015 @ 111	1,426	456,320
Lorillard, Inc., Put, Jun 2015 @ 67.5	71	3,195
NCR Corp., Put, May 2015 @ 27	395	23,700
Pharmacyclics, Inc., Put, Aug 2015 @ 220	46	5,520
SPDR S&P 500 ETF Trust, Put, May 2015 @ 200	1,519	63,798
SPDR S&P 500 ETF Trust, Put, Jun 2015 @ 206	512	179,200
SPDR S&P 500 ETF Trust, Put, Jun 2015 @ 205	5,000	1,880,000
SPDR S&P 500 ETF Trust, Put, Jul 2015 @ 205	919	418,145
Talisman Energy, Inc., Put, Jan 2016 @ 3	1,075	5,375	[f]
Time Warner Cable, Inc., Put, Jul 2015 @ 150	75	33,750
United Continental Holdings, Inc., Put, Sep 2015 @ 60	467	272,728
		3,975,861
Total Purchased Options (Cost $6,927,676)		5,380,952
	Number of Shares	Value†
Short-Term Investments (15.0%)
Mutual Funds (0.2%)
AP Alternative Assets LP	74,936	$2,735,164	*Ø
Money Market Funds (14.8%)
Morgan Stanley Institutional Liquidity Fund	227,387,271	227,387,271	Ø
Total Short-Term Investments (Cost $229,605,533)		230,122,435
Total Long Positions (101.9%) (Cost $1,540,833,470)		1,571,279,870	##
Cash, receivables and other assets, less liabilities (25.8%)		398,218,194	±Ø†††
Short Positions (see summary below) ((27.7)%)		(427,944,921)
Total Net Assets (100.0%)		$1,541,553,143
Short Positions ((27.7)%)
Common Stocks Sold Short (17.1%)£ØØ
Aerospace & Defense (0.2%)
The Boeing Co.	(10,250)	(1,469,235)
Triumph Group, Inc.	(25,500)	(1,510,620)
		(2,979,855)
Airlines (0.0%)
American Airlines Group, Inc.	(624)	(30,130)
Auto Components (0.1%)
Gentherm, Inc.	(30,805)	(1,624,348	)*
Banks (0.3%)
BB&T Corp.	(6,805)	(260,563)
Canadian Western Bank	(31,400)	(816,426)
First Midwest Bancorp, Inc.	(25,990)	(444,429)
FirstMerit Corp.	(25,804)	(499,823)
M&T Bank Corp.	(377)	(45,116)
	Number of Shares	Value†
Royal Bank of Canada	(14,441)	$(960,038)
UMB Financial Corp.	(28,800)	(1,433,952)
Wintrust Financial Corp.	(11,038)	(537,992)
		(4,998,339)
Beverages (0.0%)
The Boston Beer Co., Inc. Class A	(450)	(111,510)*
Biotechnology (0.3%)
Amgen, Inc.	(12,844)	(2,028,196)
Celgene Corp.	(14,866)	(1,606,420)*
Exact Sciences Corp.	(20,600)	(430,540)*
Keryx Biopharmaceuticals, Inc.	(45,801)	(488,239)*
		(4,553,395)
Building Products (0.1%)
LIXIL Group Corp.	(52,800)	(1,100,539)
Capital Markets (0.1%)
Deutsche Bank AG	(31,084)	(994,124)
Julius Baer Group Ltd.	(23,868)	(1,249,269)*
		(2,243,393)
Chemicals (0.6%)
Cabot Corp.	(22,200)	(948,828)
Calgon Carbon Corp.	(22,837)	(506,753)
CF Industries Holdings, Inc.	(4,000)	(1,149,880)
International Flavors & Fragrances, Inc.	(11,319)	(1,298,855)
Kaneka Corp.	(125,000)	(871,487)
Kuraray Co. Ltd.	(13,800)	(186,614)
Potash Corp. of Saskatchewan, Inc.	(35,100)	(1,145,664)
Praxair, Inc.	(25,000)	(3,048,250)

See Notes to Schedule of Investments

29

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Rayonier Advanced Materials, Inc.	(50,300)	$(840,513)
		(9,996,844)
Commercial Services & Supplies (0.4%)
HNI Corp.	(24,648)	(1,149,583)
Rollins, Inc.	(26,400)	(654,720)
RR Donnelley & Sons Co.	(107,800)	(2,007,236)
Stericycle, Inc.	(15,936)	(2,126,340)*
		(5,937,879)
Communications Equipment (0.2%)
Arista Networks, Inc.	(11,400)	(729,714)*
Harris Corp.	(27,100)	(2,174,504)
Mitel Networks Corp.	(8,804)	(81,789)*
		(2,986,007)
Diversified Telecommunication Services (0.8%)
AT&T, Inc.	(287,263)	(9,950,790)
Telecom Italia SpA	(2,244,062)	(2,648,595)*
		(12,599,385)
Electric Utilities (0.1%)
CEZ AS	(46,443)	(1,206,598)
NextEra Energy, Inc.	(7,239)	(730,632)
		(1,937,230)
Electronic Equipment, Instruments & Components (0.3%)
Anixter International, Inc.	(28,882)	(2,039,069)*
Hirose Electric Co. Ltd.	(2,200)	(309,768)
Ibiden Co. Ltd.	(25,400)	(444,236)
Japan Display, Inc.	(211,000)	(866,777)
Kyocera Corp.	(3,300)	(172,265)
Ryosan Co. Ltd.	(6,500)	(154,797)
Taiyo Yuden Co. Ltd.	(37,000)	(547,019)
	Number of Shares	Value†
Yaskawa Electric Corp.	(25,900)	$(355,853)
		(4,889,784)
Energy Equipment & Services (0.2%)
Halliburton Co.	(27,825)	(1,362,034)
National Oilwell Varco, Inc.	(21,172)	(1,151,968)
		(2,514,002)
Food & Staples Retailing (0.7%)
CVS Health Corp.	(18,700)	(1,856,723)
Sysco Corp.	(45,810)	(1,696,344)
Walgreens Boots Alliance, Inc.	(26,095)	(2,164,059)
Wal-Mart Stores, Inc.	(22,205)	(1,733,100)
Woolworths Ltd.	(110,326)	(2,561,509)
		(10,011,735)
Food Products (0.8%)
Campbell Soup Co.	(53,065)	(2,372,536)
Ezaki Glico Co. Ltd.	(13,800)	(574,713)
Flowers Foods, Inc.	(57,000)	(1,273,380)
General Mills, Inc.	(30,906)	(1,710,338)
House Foods Group, Inc.	(29,600)	(604,467)
Ingredion, Inc.	(13,400)	(1,063,960)
Kewpie Corp.	(35,300)	(861,269)
Kikkoman Corp.	(20,000)	(570,377)
McCormick & Co., Inc.	(20,200)	(1,521,060)
MEIJI Holdings Co. Ltd.	(5,300)	(608,867)
The Hain Celestial Group, Inc.	(24,280)	(1,462,627)*
		(12,623,594)
Health Care Equipment & Supplies (1.1%)
Abbott Laboratories	(45,489)	(2,111,599)
Becton Dickinson and Co.	(13,185)	(1,857,371)
	Number of Shares	Value†
Boston Scientific Corp.	(93,912)	$(1,673,512)*
Getinge AB Class B	(54,858)	(1,333,318)
Medtronic PLC	(24,737)	(1,841,670)
St. Jude Medical, Inc.	(27,571)	(1,931,348)
Stryker Corp.	(20,459)	(1,887,138)
Sysmex Corp.	(17,900)	(990,439)
Tornier NV	(11,996)	(310,336)*
Varian Medical Systems, Inc.	(19,427)	(1,726,089)*
Zimmer Holdings, Inc.	(15,721)	(1,726,795)
		(17,389,615)
Health Care Providers & Services (0.6%)
Amerisource- Bergen Corp.	(16,306)	(1,863,776)
Cardinal Health, Inc.	(21,199)	(1,787,924)
Henry Schein, Inc.	(15,056)	(2,064,178)*
Laboratory Corp. of America Holdings	(15,945)	(1,906,384)*
McKesson Corp.	(7,819)	(1,746,764)
		(9,369,026)
Hotels, Restaurants & Leisure (0.1%)
Texas Roadhouse, Inc.	(42,500)	(1,428,000)
Household Durables (0.1%)
Lennar Corp. Class A	(37,141)	(1,701,058)
Nikon Corp.	(31,300)	(445,038)
		(2,146,096)
Household Products (0.1%)
The Clorox Co.	(12,900)	(1,368,690)
Industrial Conglomerates (0.4%)
3M Co.	(9,500)	(1,485,705)
Danaher Corp.	(22,077)	(1,807,665)
Siemens AG ADR	(20,150)	(2,192,118)
		(5,485,488)

See Notes to Schedule of Investments

30

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Insurance (0.5%)
Primerica, Inc.	(47,933)	$(2,215,463)
Reinsurance Group of America, Inc.	(16,300)	(1,493,406)
The Allstate Corp.	(19,900)	(1,386,234)
The Travelers Cos., Inc.	(20,550)	(2,077,811)
		(7,172,914)
Internet & Catalog Retail (0.1%)
Expedia, Inc.	(19,704)	(1,856,708)
Travelport Worldwide Ltd.	(16,196)	(256,383)
		(2,113,091)
Internet Software & Services (0.2%)
Alibaba Group Holding Ltd. ADR	(47,139)	(3,831,929	)*
IT Services (0.2%)
International Business Machines Corp.	(9,100)	(1,558,739)
iPayment Holdings, Inc.	(27,027)	(97,297	)*N
The Western Union Co.	(32,100)	(650,988)
		(2,307,024)
Leisure Products (0.1%)
Mattel, Inc.	(36,993)	(1,041,723)
Life Sciences Tools & Services (0.2%)
Quintiles Transnational Holdings, Inc.	(28,278)	(1,862,955	)*
Thermo Fisher Scientific, Inc.	(15,050)	(1,891,484)
		(3,754,439)
Machinery (1.1%)
Caterpillar, Inc.	(12,816)	(1,113,454)
Cummins, Inc.	(10,050)	(1,389,513)
Deere & Co.	(34,312)	(3,105,922)
Dover Corp.	(26,361)	(1,996,055)
	Number of Shares	Value†
Hitachi Construction Machinery Co. Ltd.	(51,900)	$(921,414)
Kennametal, Inc.	(56,950)	(2,016,599)
Kone OYJ Class B	(51,305)	(2,207,225)
Parker- Hannifin Corp.	(9,100)	(1,086,176)
Tennant Co.	(34,871)	(2,241,857)
The Manitowoc Co., Inc.	(57,496)	(1,134,396)
		(17,212,611)
Media (0.5%)
Comcast Corp. Class A	(5,422)	(313,175)
Dex Media, Inc.	(173,688)	(456,799)*
Discovery Communications, Inc. Class A	(70,875)	(2,293,515)*
Gannett Co., Inc.	(56,100)	(1,925,352)
Omnicom Group, Inc.	(33,800)	(2,560,688)
		(7,549,529)
Metals & Mining (0.0%)
Alcoa, Inc.	(30,000)	(402,600)
Multiline Retail (0.4%)
Dollar Tree, Inc.	(54,480)	(4,162,817)*
JC Penney Co., Inc.	(260,344)	(2,160,855)*
		(6,323,672)
Multi-Utilities (0.2%)
Wisconsin Energy Corp.	(57,002)	(2,799,938)
Oil, Gas & Consumable Fuels (0.3%)
Boardwalk Pipeline Partners LP	(57,679)	(1,009,959)
Exxon Mobil Corp.	(34,300)	(2,996,791)
		(4,006,750)
Paper & Forest Products (0.1%)
Domtar Corp.	(52,700)	(2,277,694)
Pharmaceuticals (1.3%)
AbbVie, Inc.	(4,888)	(316,058)
	Number of Shares	Value†
Eisai Co. Ltd.	(13,700)	$(913,206)
Endo International PLC	(13,850)	(1,164,300)*
Johnson & Johnson	(24,308)	(2,411,354)
Merck & Co., Inc.	(37,046)	(2,206,460)
Novartis AG ADR	(21,195)	(2,157,651)
Novo Nordisk A/S ADR	(29,184)	(1,642,184)
Ono Pharmaceutical Co. Ltd.	(8,900)	(964,575)
Pacira Pharmaceuticals, Inc.	(5,513)	(377,530)*
Pfizer, Inc.	(61,984)	(2,103,117)
Sagent Pharmaceuticals, Inc.	(30,800)	(717,948)*
Sanofi ADR	(42,405)	(2,143,573)
Shionogi & Co. Ltd.	(28,500)	(939,493)
Valeant Pharmaceuticals International, Inc.	(6,900)	(1,496,817)*
		(19,554,266)
Professional Services (0.1%)
Nielsen NV	(26,000)	(1,168,440)
Real Estate Investment Trusts (1.6%)
CBL & Associates Properties, Inc.	(79,500)	(1,431,795)
Digital Realty Trust, Inc.	(14,487)	(918,621)
Gaming and Leisure Properties, Inc.	(40,405)	(1,442,458)
Inland Real Estate Corp.	(173,679)	(1,787,157)
National Retail Properties, Inc.	(28,787)	(1,105,421)
Pebblebrook Hotel Trust	(22,265)	(956,059)
Post Properties, Inc.	(8,364)	(478,170)

See Notes to Schedule of Investments

31

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
PS Business Parks, Inc.	(29,465)	$(2,249,653)
Realty Income Corp.	(26,433)	(1,241,558)
Regency Centers Corp.	(24,087)	(1,512,182)
Retail Opportunity Investments Corp.	(29,310)	(491,822)
Retail Properties of America, Inc. Class A	(87,854)	(1,327,474)
Simon Property Group, Inc.	(41,818)	(7,589,549)
Taubman Centers, Inc.	(27,642)	(1,990,500)
		(24,522,419)
Real Estate Management & Development (0.0%)
Altisource Portfolio Solutions SA	(16,872)	(409,146)*
Road & Rail (0.3%)
Knight Transportation, Inc.	(41,988)	(1,213,453)
Old Dominion Freight Line, Inc.	(18,872)	(1,342,365)*
Werner Enterprises, Inc.	(55,719)	(1,497,170)
		(4,052,988)
Semiconductors & Semiconductor Equipment (0.2%)
KLA-Tencor Corp.	(38,550)	(2,266,740)
Maxim Integrated Products, Inc.	(45,500)	(1,493,765)
		(3,760,505)
Software (0.4%)
NetScout Systems, Inc.	(30,478)	(1,252,646)*
VMware, Inc. Class A	(27,214)	(2,397,553)*
	Number of Shares	Value†
Workday, Inc. Class A	(23,200)	$(2,116,072)*
		(5,766,271)
Specialty Retail (0.9%)
Barnes & Noble, Inc.	(105,212)	(2,304,143)*
Bed Bath & Beyond, Inc.	(30,329)	(2,136,981)*
Five Below, Inc.	(65,100)	(2,195,172)*
Guess?, Inc.	(170,400)	(3,120,024)
Outerwall, Inc.	(36,586)	(2,430,408)
Staples, Inc.	(2,188)	(35,708)
Tiffany & Co.	(17,500)	(1,530,900)
		(13,753,336)
Technology Hardware, Storage & Peripherals (0.2%)
Diebold, Inc.	(45,115)	(1,568,648)
Seagate Technology PLC	(33,362)	(1,959,017)
		(3,527,665)
Textiles, Apparel & Luxury Goods (0.1%)
Coach, Inc.	(11,584)	(442,625)
Michael Kors Holdings Ltd.	(23,000)	(1,422,780)*
		(1,865,405)
Thrifts & Mortgage Finance (0.1%)
Home Capital Group, Inc.	(20,800)	(820,967)
Tobacco (0.0%)
Reynolds American, Inc.	(2,078)	(152,317)
Trading Companies & Distributors (0.4%)
Fastenal Co.	(76,667)	(3,267,547)
WW Grainger, Inc.	(9,785)	(2,430,888)
		(5,698,435)
Total Common Stocks Sold Short (Proceeds $(267,279,181))		(264,170,958)
Exchange Traded Funds Sold Short (9.9%)£ØØ
Energy Select Sector SPDR Fund	(115,880)	(9,580,958)
	Number of Shares	Value†
Health Care Select Sector SPDR Fund	(89,375)	$(6,406,400)
Industrial Select Sector SPDR Fund	(72,605)	(4,039,016)
iShares MSCI Emerging Markets ETF	(122,824)	(5,266,693)
iShares Nasdaq Biotechnology ETF	(15,605)	(5,206,764)
iShares Russell 2000 ETF	(177,219)	(21,471,854)
iShares U.S. Real Estate ETF	(229,303)	(17,312,377)
Materials Select Sector SPDR Fund	(82,637)	(4,166,558)
Powershares QQQ Trust Series 1	(47,240)	(5,084,441)
SPDR S&P 500 ETF Trust	(208,043)	(43,381,126)
SPDR S&P MidCap 400 ETF Trust	(91,721)	(25,053,591)
Vanguard REIT ETF	(14,125)	(1,121,243)
WisdomTree Japan Hedged Equity Fund	(91,700)	(5,173,714)
Total Exchange Traded Funds Sold Short (Proceeds $(147,180,849))		(153,264,735)
	Principal Amount
Corporate Debt Securities Sold Short (0.7%)£ØØ
Commercial Services & Supplies (0.0%)
ACCO Brands Corp., 6.75%, due 4/30/20	$(275,000)	(292,187)

See Notes to Schedule of Investments

32

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
Diversified Financial Services (0.1%)
Alphabet Holding Co., Inc., 7.75% Cash/8.50% PIK, due 11/1/17	$(1,773,200)	$(1,773,200)[c]
Health Care Providers & Services (0.1%)
HCA, Inc., 5.88%, due 5/1/23	(650,000)	(706,063)
IT Services (0.2%)
iPayment, Inc., 9.50%, due 12/15/19	(431,775)	(412,345	)ñ
Sungard Availability Services Capital, Inc., 8.75%, due 4/1/22	(3,036,000)	(2,170,740	)ñ
		(2,583,085)
Metals & Mining (0.0%)
Cliffs Natural Resources, Inc., 7.75%, due 3/31/20	(230,000)	(167,900	)ñ
Cliffs Natural Resources, Inc., 7.75%, due 3/31/20	(5,000)	(3,650)
Cliffs Natural Resources, Inc., 6.25%, due 10/1/40	(133,000)	(65,170)
		(236,720)
Oil, Gas & Consumable Fuels (0.1%)
Rice Energy, Inc., 6.25%, due 5/1/22	(365,000)	(370,475)
SESI LLC, 7.13%, due 12/15/21	(1,028,000)	(1,079,400)
Williams Partners LP, 4.88%, due 5/15/23	(450,000)	(457,670)
		(1,907,545)
	Principal Amount	Value†
Specialty Retail (0.2%)
Staples, Inc., 4.38%, due 1/12/23	$(3,000,000)	$(3,010,428)
Total Corporate Debt Securities Sold Short (Proceeds $(10,143,554))		(10,509,228)
Total Short Positions (Proceeds $(424,603,585))		(427,944,921)

See Notes to Schedule of Investments

33

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) 4/30/15

TOP TEN EQUITY HOLDINGS LONG POSITIONS (as a % of Net Assets)

		Country	Industry
1	CBRE Group, Inc.	United States	Real Estate Management & Development	1.5%
2	Verint Systems, Inc.	United States	Software	1.3%
3	Covanta Holding Corp.	United States	Commercial Services & Supplies	1.1%
4	PPL Corp.	United States	Electric Utilities	1.1%
5	Apollo Global Management LLC	United States	Capital Markets	1.1%
6	Cheniere Energy Partners LP Holdings LLC	United States	Oil, Gas & Consumable Fuels	1.0%
7	The Williams Cos., Inc.	United States	Oil, Gas & Consumable Fuels	0.9%
8	CVS Health Corp.	United States	Food & Staples Retailing	0.9%
9	Cheniere Energy Partners LP	United States	Oil, Gas & Consumable Fuels	0.9%
10	Roadrunner Transportation Systems, Inc.	United States	Road & Rail	0.9%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS (as a % of Net Assets)

		Country	Industry
1	Fastenal Co.	United States	Trading Companies & Distributors	(0.6)%
2	Wisconsin Energy Corp.	United States	Multi-Utilities	(0.6)%
3	WW Grainger, Inc.	United States	Trading Companies & Distributors	(0.5)%
4	PS Business Parks, Inc.	United States	Real Estate Investment Trusts	(0.5)%
5	Tennant Co.	United States	Machinery	(0.5)%
6	Anixter International, Inc.	United States	Electronic Equipment, Instruments & Components	(0.5)%
7	Dover Corp.	United States	Machinery	(0.4)%
8	Taubman Centers, Inc.	United States	Real Estate Investment Trusts	(0.4)%
9	Guess?, Inc.	United States	Specialty Retail	(0.4)%
10	Praxair, Inc.	United States	Chemicals	(0.4)%
	Number of Shares	Value†
Long Positions (99.8%)
Common Stocks (75.2%)
Aerospace & Defense (1.8%)
Honeywell International, Inc.	2,050	$206,886	Ø
KLX, Inc.	3,350	140,399	*Ø
MacDonald Dettwiler & Associates Ltd.	448	35,565	Ø
United Technologies Corp.	1,900	216,125	Ø
		598,975
Airlines (0.7%)
Delta Air Lines, Inc.	600	26,784
United Continental Holdings, Inc.	3,553	212,256	*Ø
		239,040
Auto Components (1.9%)
American Axle & Manufacturing Holdings, Inc.	6,909	172,241	*Ø
	Number of Shares	Value†
Delphi Automotive PLC	2,976	$247,008	Ø
Lear Corp.	657	72,947	Ø
Visteon Corp.	1,450	147,030	*Ø
		639,226
Banks (3.0%)
Chongqing Rural Commercial Bank Co. Ltd. Class H	61,000	54,413	Ø
Citizens Financial Group, Inc.	5,650	147,183	Ø
ING Groep NV CVA	3,468	53,205	*Ø
Israel Discount Bank Ltd. Class A	21,451	37,683	*Ø
Kasikornbank PCL	3,700	23,490	Ø
Mitsubishi UFJ Financial Group, Inc.	19,400	137,824	Ø
Mizuho Financial Group, Inc.	91,600	174,615	Ø
	Number of Shares	Value†
Sumitomo Mitsui Financial Group, Inc.	4,300	$187,758	Ø
Sumitomo Mitsui Trust Holdings, Inc.	31,000	136,460	Ø
Turkiye Garanti Bankasi AS	16,595	52,801	Ø
		1,005,432
Beverages (0.9%)
Ambev SA ADR	1,300	8,229
Ambev SA	1,378	8,662
Davide Campari- Milano SpA	7,218	55,823	Ø
PepsiCo, Inc.	1,543	146,770	Ø
The Coca-Cola Co.	2,351	95,357	Ø
		314,841
Biotechnology (3.1%)
Actelion Ltd.	397	52,238	*Ø
Alexion Pharmaceuticals, Inc.	702	118,799	*
BioMarin Pharmaceutical, Inc.	1,277	143,088	*Ø

See Notes to Schedule of Investments

34

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Cepheid	2,617	$146,814	*Ø
Receptos, Inc.	1,276	188,006	*Ø
United Therapeutics Corp.	1,512	241,451	*£Ø
Vertex Pharmaceuticals, Inc.	1,277	157,428	*
		1,047,824
Building Products (0.3%)
LIXIL Group Corp.	5,400	112,555	Ø
Capital Markets (4.0%)
Apollo Global Management LLC Class A	16,487	376,893	Ø
Apollo Investment Corp.	13,657	109,256	Ø
Azimut Holding SpA	800	23,482
Capital Southwest Corp.	217	10,331
Jafco Co. Ltd.	3,100	116,153	Ø
Morgan Stanley	1,579	58,912	Ø
Nomura Holdings, Inc.	20,600	133,641	Ø
Solar Capital Ltd.	12,297	242,989	Ø
The Blackstone Group LP	5,659	231,793	Ø
The Goldman Sachs Group, Inc.	309	60,694	Ø
		1,364,144
Chemicals (1.8%)
Air Products & Chemicals, Inc.	1,425	204,388	Ø
Asahi Kasei Corp.	4,000	37,666	Ø
FMC Corp.	1,597	94,718	Ø
Nissan Chemical Industries Ltd.	4,500	89,181	Ø
Nitto Denko Corp.	1,300	83,311	Ø
Shin-Etsu Chemical Co. Ltd.	1,200	73,355	Ø
Ube Industries Ltd.	22,000	36,499	Ø
		619,118
	Number of Shares	Value†
Commercial Services & Supplies (1.8%)
Covanta Holding Corp.	19,021	$385,936	Ø
Steelcase, Inc. Class A	2,812	49,407	Ø
Tyco International PLC	4,250	167,365	Ø
		602,708
Communications Equipment (0.5%)
Juniper Networks, Inc.	5,966	157,681	Ø
Construction & Engineering (0.4%)
Taisei Corp.	23,000	133,235	Ø
Consumer Finance (0.1%)
Springleaf Holdings, Inc.	707	35,350	*Ø
Containers & Packaging (0.7%)
Berry Plastics Group, Inc.	3,165	108,306	*Ø
Nampak Ltd.	24,762	88,681	Ø
Pact Group Holdings Ltd.	16,510	53,666	Ø
		250,653
Diversified Consumer Services (1.5%)
Regis Corp.	8,725	144,137	*Ø
Service Corp. International	7,218	199,794	Ø
ServiceMaster Global Holdings, Inc.	1,713	59,201	*Ø
Stonemor Partners LP	3,216	98,410	Ø
		501,542
Diversified Financial Services (0.4%)
ORIX Corp.	8,900	136,868	Ø
Diversified Telecommunication Services (0.5%)
Sunrise Communications Group AG	576	53,837	*ñØ
Telecom Italia SpA	108,843	104,750	*Ø
		158,587
Electric Utilities (2.8%)
ALLETE, Inc.	1,710	86,013	Ø
American Electric Power Co., Inc.	2,841	161,568	Ø
Enel SpA	5,952	28,212	Ø
Exelon Corp.	1,364	46,403	Ø
	Number of Shares	Value†
OGE Energy Corp.	1,888	$61,700	Ø
Pinnacle West Capital Corp.	1,028	62,914	Ø
Portland General Electric Co.	856	30,097	Ø
PPL Corp.	11,144	379,230	Ø
The Kansai Electric Power Co., Inc.	5,400	54,269	*Ø
Xcel Energy, Inc.	748	25,365	Ø
		935,771
Electrical Equipment (0.3%)
Nidec Corp.	1,100	82,285	Ø
Sensata Technologies Holding NV	598	33,016	*
		115,301
Electronic Equipment, Instruments & Components (0.6%)
Belden, Inc.	1,675	140,616	Ø
Hitachi Ltd.	4,000	27,292	Ø
Keyence Corp.	100	53,385	Ø
		221,293
Energy Equipment & Services (0.1%)
Halliburton Co.	890	43,566	Ø
Food & Staples Retailing (1.3%)
CVS Health Corp.	3,037	301,544	Ø
Sysco Corp.	482	17,848	Ø
Walgreens Boots Alliance, Inc.	1,575	130,615	Ø
		450,007
Food Products (0.8%)
Cal-Maine Foods, Inc.	1,515	67,736
Kellogg Co.	1,047	66,306	Ø
Oceana Group Ltd.	2,155	19,243	Ø
The JM Smucker Co.	893	103,516	Ø
		256,801
Health Care Equipment & Supplies (3.4%)
Alere, Inc.	5,898	280,037	*Ø
Edwards Lifesciences Corp.	1,404	177,816	*Ø

See Notes to Schedule of Investments

35

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Globus Medical, Inc. Class A	4,275	$102,130	*
Insulet Corp.	2,552	76,177	*
Intuitive Surgical, Inc.	319	158,218	*Ø
NuVasive, Inc.	2,042	91,339	*
STERIS Corp.	2,000	133,000	Ø
The Cooper Cos., Inc.	829	147,620	Ø
		1,166,337
Health Care Providers & Services (1.4%)
Accretive Health, Inc.	7,362	41,374	*Ø
Brookdale Senior Living, Inc.	3,871	140,246	*Ø
Fresenius SE & Co. KGaA	679	40,396	Ø
Mediclinic International Ltd.	2,963	31,376
Omnicare, Inc.	2,425	213,352
		466,744
Health Care Technology (0.4%)
HMS Holdings Corp.	7,084	120,499	*Ø
Hotels, Restaurants & Leisure (2.6%)
Accor SA	3,698	202,779	Ø
Aramark	5,675	174,393
Bloomin' Brands, Inc.	7,500	169,950	Ø
Churchill Downs, Inc.	2,250	268,132	Ø
Pinnacle Entertainment, Inc.	1,606	59,037	*Ø
		874,291
Household Durables (0.4%)
Rinnai Corp.	500	37,936	Ø
Sony Corp.	3,200	96,742	*Ø
		134,678
Independent Power & Renewable Electricity Producers (1.2%)
AES Corp.	12,513	165,797	Ø
EDP Renovaveis SA	4,557	31,855	Ø
NRG Energy, Inc.	8,034	202,778Ø
		400,430
Industrial Conglomerates (0.5%)
Alliance Global Group, Inc.	145,490	82,683	Ø
	Number of Shares	Value†
Toshiba Corp.	20,000	$80,131	Ø
		162,814
Insurance (1.7%)
American International Group, Inc.	3,100	174,499	Ø
Assured Guaranty Ltd.	8,432	219,148	Ø
BB Seguridade Participacoes SA ADR	3,349	38,748	Ø
MetLife, Inc.	1,350	69,241
Sampo OYJ Class A	1,056	51,168	Ø
Sanlam Ltd.	5,495	35,539	Ø
		588,343
Internet Software & Services (1.3%)
AOL, Inc.	3,650	145,635	*Ø
Baidu, Inc. ADR	163	32,646	*
Equinix, Inc.	738	188,876	Ø
Google, Inc. Class A	133	72,986	*Ø
		440,143
IT Services (0.9%)
Computer Sciences Corp.	2,700	174,015	Ø
Visa, Inc. Class A	2,150	142,007	Ø
		316,022
Life Sciences Tools & Services (0.1%)
Thermo Fisher Scientific, Inc.	383	48,135	Ø
Machinery (0.9%)
Amada Holdings Co. Ltd.	8,500	85,776	Ø
FANUC Corp.	200	43,993	Ø
ITT Corp.	1,750	69,387
Komatsu Ltd.	2,000	40,238	Ø
Makita Corp.	1,300	64,876	Ø
		304,270
Marine (0.1%)
Nippon Yusen KK	12,000	37,722	Ø
Media (2.6%)
CBS Corp. Class B	3,625	225,221	Ø
Cineplex, Inc.	881	35,269	Ø
Liberty Global PLC Series C	2,885	145,548	*Ø
	Number of Shares	Value†
Time Warner, Inc.	1,497	$126,362	Ø
Time, Inc.	9,550	218,027	Ø
Viacom, Inc. Class B	575	39,934	£
Videocon d2h Ltd. ADR	7,600	84,588	*Ø
		874,949
Metals & Mining (0.1%)
Nippon Steel & Sumitomo Metal Corp.	18,000	46,822	Ø
Multiline Retail (0.6%)
Dollar Tree, Inc.	1,725	131,807	*Ø
Takashimaya Co. Ltd.	7,000	65,327	Ø
		197,134
Multi-Utilities (0.9%)
CMS Energy Corp.	867	29,417	Ø
Dominion Resources, Inc.	1,046	74,977	Ø
NiSource, Inc.	4,625	200,818	Ø
		305,212
Oil, Gas & Consumable Fuels (5.4%)
Anadarko Petroleum Corp.	1,225	115,272	Ø
Caltex Australia Ltd.	756	21,085	Ø
Cheniere Energy Partners LP	8,964	292,137	Ø
Cheniere Energy Partners LP Holdings LLC	13,823	349,722	Ø
Encana Corp.	2,391	33,976
Freehold Royalties Ltd.	2,000	29,540
GasLog Ltd.	3,101	69,121	Ø
Golar LNG Ltd.	3,275	117,884	Ø
Kinder Morgan, Inc.	2,507	107,676
Liquefied Natural Gas Ltd.	21,578	77,710	*Ø
SemGroup Corp. Class A	3,170	266,882	Ø
Targa Resources Corp.	368	38,629	Ø

See Notes to Schedule of Investments

36

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
The Williams Cos., Inc.	6,063	$310,365	Ø
		1,829,999
Personal Products (0.2%)
Asaleo Care Ltd.	41,544	60,450	Ø
Pharmaceuticals (5.1%)
Actavis PLC	785	222,045	*Ø
Bayer AG	346	49,801	*Ø
Impax Laboratories, Inc.	3,189	144,334	*
Jazz Pharmaceuticals PLC	1,148	205,148	*Ø
Mallinckrodt PLC	1,850	209,383	*Ø
Mylan NV	2,871	207,458	*
Nektar Therapeutics	11,804	112,374	*Ø
Novartis AG	395	40,319	Ø
Perrigo Co. PLC	550	100,804	Ø
Shire PLC ADR	858	208,932
Teva Pharmaceutical Industries Ltd. ADR	551	33,291
Zoetis, Inc.	4,262	189,318	£
		1,723,207
Professional Services (0.4%)
Nielsen NV	2,805	126,057	Ø
Real Estate Investment Trusts (3.0%)
Apollo Commercial Real Estate Finance, Inc.	8,591	146,820	Ø
CyrusOne, Inc.	3,383	109,880	Ø
Easterly Government Properties, Inc.	4,275	67,331	*Ø
NorthStar Realty Finance Corp.	9,951	186,681	Ø
Simon Property Group, Inc.	1,268	230,129	Ø
STAG Industrial, Inc.	6,640	144,287	Ø
The Macerich Co.	891	72,848
	Number of Shares	Value†
Xenia Hotels & Resorts, Inc.	3,073	$67,330	Ø
		1,025,306
Real Estate Management & Development (4.1%)
Altus Group Ltd.	1,700	28,434	Ø
CBRE Group, Inc. Class A	12,942	496,196	*Ø
Daito Trust Construction Co. Ltd.	300	34,935	Ø
Daiwa House Industry Co. Ltd.	8,700	194,228	Ø
DO Deutsche Office AG	23,763	113,037	*Ø
Kennedy Wilson Europe Real Estate PLC	11,600	199,071	Ø
Mitsubishi Estate Co. Ltd.	3,000	70,612	Ø
Pruksa Real Estate PCL	41,077	34,149	Ø
Tokyo Tatemono Co. Ltd.	14,000	101,509	Ø
Tokyu Fudosan Holdings Corp.	15,300	113,693	Ø
		1,385,864
Road & Rail (2.4%)
Canadian Pacific Railway Ltd.	560	106,725
Roadrunner Transportation Systems, Inc.	11,908	291,389	*
Ryder System, Inc.	2,383	227,243	Ø
Swift Transportation Co.	8,476	205,119	*
		830,476
Semiconductors & Semiconductor Equipment (1.0%)
Applied Materials, Inc.	4,800	94,992	Ø
Broadcom Corp. Class A	3,550	156,928	Ø
	Number of Shares	Value†
SCREEN Holdings Co. Ltd.	13,000	$88,252	Ø
		340,172
Software (2.2%)
Nintendo Co. Ltd.	300	50,370	Ø
PTC, Inc.	6,750	258,795	*Ø
Verint Systems, Inc.	7,268	446,473	*£Ø
		755,638
Specialty Retail (0.9%)
Advance Auto Parts, Inc.	341	48,763	Ø
ANN, Inc.	3,525	133,456	*Ø
JB Hi-Fi Ltd.	2,007	31,002	Ø
Tiffany & Co.	1,085	94,916	Ø
		308,137
Technology Hardware, Storage & Peripherals (0.8%)
NCR Corp.	3,140	86,161	*
Ricoh Co. Ltd.	3,300	34,105
Western Digital Corp.	1,436	140,355	£
		260,621
Textiles, Apparel & Luxury Goods (0.5%)
PVH Corp.	1,625	167,944	Ø
Thrifts & Mortgage Finance (0.0%)
Federal National Mortgage Association	4,780	12,954	*Ø
Trading Companies & Distributors (0.5%)
Air Lease Corp.	3,296	127,325	Ø
Mitsubishi Corp.	1,700	36,680	Ø
		164,005
Water Utilities (0.1%)
Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,700	10,013
Cia de Saneamento Basico do Estado de Sao Paulo	4,820	28,476	Ø
		38,489

See Notes to Schedule of Investments

37

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Wireless Telecommunication Services (0.2%)
SoftBank Corp.	900	$56,259	Ø
Turkcell Iletisim Hizmetleri AS	6,701	29,837	Ø
		86,096
Total Common Stocks (Cost $24,556,534)		25,540,478
Preferred Stocks (0.3%)
Banks (0.3%)
National Bank of Greece SA , Ser. A, 9.00% (Cost $205,657)	11,804	108,361	*Ø
Exchange Traded Funds (1.1%)
iPATH S&P 500 VIX Short-Term Futures ETN	4,185	91,275	*
PowerShares DB U.S. Dollar Index Bullish Fund	11,050	275,256	*Ø
Total Exchange Traded Funds (Cost $376,616)		366,531
	Number of Contracts
Purchased Options (0.2%)
Put Options (0.2%)
Delta Air Lines, Inc., Put, Sep 2015 @ 44	6	1,890
EuroTrust A/S, Put, May 2015 @ 3700	8	11,875
NCR Corp., Put, May 2015 @ 27	18	1,080
SPDR S&P 500 ETF Trust, Put, May 2015 @ 200	66	2,772
SPDR S&P 500 ETF Trust, Put, Jun 2015 @ 206	22	7,700
SPDR S&P 500 ETF Trust, Put, Jul 2015 @ 205	43	19,565
	Number of Shares	Value†
United Continental Holdings, Inc., Put, Sep 2015 @ 60	35	$20,440
Total Purchased Options (Cost $89,869)		65,322
	Number of Shares
Short-Term Investments (23.0%)
Mutual Funds (0.6%)
AP Alternative Assets LP	5,700	208,050	*Ø
Money Market Funds (22.4%)
Morgan Stanley Institutional Liquidity Fund	7,618,511	7,618,511	Ø
Total Short-Term Investments (Cost $7,797,459)		7,826,561
Total Long Positions (99.8%) (Cost $33,026,135)		33,907,253	##
Cash, receivables and other assets, less liabilities (36.9%)		12,520,206	±Ø†††
Short Positions (see summary below) ((36.7)%)		(12,458,710)
Total Net Assets (100.0%)		$33,968,749
Short Positions ((36.7)%)
Common Stocks Sold Short (32.7%)£ØØ
Aerospace & Defense (0.4%)
The Boeing Co.	(475)	(68,086)
Triumph Group, Inc.	(1,200)	(71,088)
		(139,174)
Auto Components (0.2%)
Gentherm, Inc.	(1,194)	(62,960	)*
Banks (0.6%)
Canadian Western Bank	(1,500)	(39,002)
First Midwest Bancorp, Inc.	(1,981)	(33,875)
	Number of Shares	Value†
FirstMerit Corp.	(1,968)	$(38,120)
UMB Financial Corp.	(1,400)	(69,706)
Wintrust Financial Corp.	(842)	(41,039)
		(221,742)
Beverages (0.0%)
The Boston Beer Co., Inc. Class A	(34)	(8,425)*
Biotechnology (0.5%)
Amgen, Inc.	(460)	(72,639)
Celgene Corp.	(614)	(66,349)*
Exact Sciences Corp.	(680)	(14,212)*
Keryx Biopharmaceuticals, Inc.	(1,525)	(16,256)*
		(169,456)
Building Products (0.1%)
LIXIL Group Corp.	(1,800)	(37,518)
Capital Markets (0.2%)
Deutsche Bank AG	(1,033)	(33,037)
Julius Baer Group Ltd.	(794)	(41,559)*
		(74,596)
Chemicals (1.3%)
Cabot Corp.	(1,025)	(43,809)
Calgon Carbon Corp.	(1,070)	(23,743)
CF Industries Holdings, Inc.	(175)	(50,307)
International Flavors & Fragrances, Inc.	(377)	(43,261)
Kaneka Corp.	(6,000)	(41,831)
Kuraray Co. Ltd.	(600)	(8,114)
Potash Corp. of Saskatchewan, Inc.	(1,700)	(55,488)
Praxair, Inc.	(1,175)	(143,268)
Rayonier Advanced Materials, Inc.	(2,400)	(40,104)
		(449,925)

See Notes to Schedule of Investments

38

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Commercial Services & Supplies (0.7%)
HNI Corp.	(1,873)	$(87,357)
Rollins, Inc.	(2,007)	(49,773)
Stericycle, Inc.	(658)	(87,797)*
		(224,927)
Communications Equipment (0.1%)
Arista Networks, Inc.	(500)	(32,005)*
Diversified Telecommunication Services (0.3%)
Telecom Italia SpA	(86,152)	(101,682)*
Electric Utilities (0.6%)
CEZ AS	(1,545)	(40,139)
Edison International	(236)	(14,382)
Iberdrola SA	(2,235)	(14,960)
IDACORP, Inc.	(307)	(18,521)
Otter Tail Corp.	(1,751)	(52,373)
The Southern Co.	(1,234)	(54,666)
		(195,041)
Electronic Equipment, Instruments & Components (0.9%)
Anixter International, Inc.	(2,206)	(155,744)*
Hirose Electric Co. Ltd.	(100)	(14,080)
Ibiden Co. Ltd.	(1,200)	(20,988)
Japan Display, Inc.	(9,800)	(40,258)
Kyocera Corp.	(200)	(10,440)
Ryosan Co. Ltd.	(300)	(7,145)
Taiyo Yuden Co. Ltd.	(1,700)	(25,133)
Yaskawa Electric Corp.	(1,200)	(16,487)
		(290,275)
Energy Equipment & Services (0.1%)
National Oilwell Varco, Inc.	(707)	(38,468)
Food & Staples Retailing (1.2%)
CVS Health Corp.	(772)	(76,652)
Walgreens Boots Alliance, Inc.	(1,078)	(89,398)
Wal-Mart Stores, Inc.	(1,695)	(132,295)
	Number of Shares	Value†
Woolworths Ltd.	(4,288)	$(99,557)
		(397,902)
Food Products (1.9%)
Campbell Soup Co.	(3,040)	(135,918)
Ezaki Glico Co. Ltd.	(600)	(24,987)
Flowers Foods, Inc.	(2,650)	(59,201)
General Mills, Inc.	(2,356)	(130,381)
House Foods Group, Inc.	(1,400)	(28,590)
Ingredion, Inc.	(600)	(47,640)
Kewpie Corp.	(1,600)	(39,038)
Kikkoman Corp.	(1,000)	(28,519)
McCormick & Co., Inc.	(950)	(71,535)
MEIJI Holdings Co. Ltd.	(200)	(22,976)
The Hain Celestial Group, Inc.	(809)	(48,734)*
		(637,519)
Gas Utilities (0.2%)
AGL Resources, Inc.	(289)	(14,528)
Northwest Natural Gas Co.	(807)	(37,687)
Piedmont Natural Gas Co., Inc.	(396)	(14,826)
Southwest Gas Corp.	(214)	(11,770)
		(78,811)
Health Care Equipment & Supplies (2.1%)
Abbott Laboratories	(1,879)	(87,223)
Becton Dickinson and Co.	(544)	(76,633)
Boston Scientific Corp.	(3,879)	(69,124)*
Getinge AB Class B	(1,825)	(44,356)
Medtronic PLC	(1,022)	(76,088)
St. Jude Medical, Inc.	(1,139)	(79,787)
Stryker Corp.	(845)	(77,943)
	Number of Shares	Value†
Sysmex Corp.	(900)	$(49,799)
Varian Medical Systems, Inc.	(803)	(71,347)*
Zimmer Holdings, Inc.	(649)	(71,286)
		(703,586)
Health Care Providers & Services (1.1%)
AmerisourceBergen Corp.	(673)	(76,924)
Cardinal Health, Inc.	(876)	(73,882)
Henry Schein, Inc.	(622)	(85,276)*
Laboratory Corp. of America Holdings	(659)	(78,790)*
McKesson Corp.	(323)	(72,158)
		(387,030)
Hotels, Restaurants & Leisure (0.2%)
Texas Roadhouse, Inc.	(2,000)	(67,200)
Household Durables (0.1%)
Nikon Corp.	(1,500)	(21,328)
Household Products (0.2%)
The Clorox Co.	(625)	(66,312)
Industrial Conglomerates (0.7%)
3M Co.	(425)	(66,466)
Danaher Corp.	(912)	(74,675)
Siemens AG ADR	(950)	(103,350)
		(244,491)
Insurance (0.7%)
Reinsurance Group of America, Inc.	(775)	(71,006)
The Allstate Corp.	(900)	(62,694)
The Travelers Cos., Inc.	(975)	(98,582)
		(232,282)
IT Services (0.3%)
International Business Machines Corp.	(400)	(68,516)
The Western Union Co.	(1,068)	(21,659)
		(90,175)

See Notes to Schedule of Investments

39

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Leisure Products (0.2%)
Mattel, Inc.	(2,825)	$(79,552)
Life Sciences Tools & Services (0.5%)
Quintiles Transnational Holdings, Inc.	(1,168)	(76,948)*
Thermo Fisher Scientific, Inc.	(622)	(78,173)
		(155,121)
Machinery (2.6%)
Caterpillar, Inc.	(977)	(84,882)
Cummins, Inc.	(500)	(69,130)
Deere & Co.	(1,439)	(130,258)
Dover Corp.	(2,004)	(151,743)
Hitachi Construction Machinery Co. Ltd.	(2,500)	(44,384)
Kennametal, Inc.	(2,700)	(95,607)
Kone OYJ Class B	(1,985)	(85,398)
Parker-Hannifin Corp.	(450)	(53,712)
Tennant Co.	(2,659)	(170,947)
		(886,061)
Media (0.9%)
Discovery Communications, Inc. Class A	(3,350)	(108,406)*
Gannett Co., Inc.	(2,600)	(89,232)
Omnicom Group, Inc.	(1,600)	(121,216)
		(318,854)
Multi-Utilities (1.8%)
Alliant Energy Corp.	(1,354)	(81,876)
Ameren Corp.	(13)	(532)
Avista Corp.	(2,089)	(68,143)
Consolidated Edison, Inc.	(1,872)	(115,222)
DTE Energy Co.	(782)	(62,271)
NorthWestern Corp.	(428)	(22,294)
PG&E Corp.	(273)	(14,447)
Public Service Enterprise Group, Inc.	(1,533)	(63,681)
Wisconsin Energy Corp.	(3,847)	(188,965)
		(617,431)
Oil, Gas & Consumable Fuels (1.0%)
Boardwalk Pipeline Partners LP	(4,390)	(76,869)
	Number of Shares	Value†
Exxon Mobil Corp.	(1,625)	$(141,976)
ONEOK, Inc.	(296)	(14,238)
Spectra Energy Corp.	(2,876)	(107,131)
		(340,214)
Paper & Forest Products (0.3%)
Domtar Corp.	(2,500)	(108,050)
Pharmaceuticals (2.4%)
Eisai Co. Ltd.	(600)	(39,994)
Endo International PLC	(650)	(54,642)*
Johnson & Johnson	(1,004)	(99,597)
Merck & Co., Inc.	(1,530)	(91,127)
Novartis AG ADR	(876)	(89,177)
Novo Nordisk A/S ADR	(1,205)	(67,805)
Ono Pharmaceutical Co. Ltd.	(400)	(43,352)
Pacira Pharmaceuticals, Inc.	(184)	(12,600)*
Pfizer, Inc.	(2,560)	(86,861)
Sagent Pharmaceuticals, Inc.	(1,400)	(32,634)*
Sanofi ADR	(1,752)	(88,564)
Shionogi & Co. Ltd.	(1,300)	(42,854)
Valeant Pharmaceuticals International, Inc.	(300)	(65,079)*
		(814,286)
Professional Services (0.2%)
Nielsen NV	(1,200)	(53,928)
Real Estate Investment Trusts (3.1%)
CBL & Associates Properties, Inc.	(3,700)	(66,637)
Digital Realty Trust, Inc.	(1,104)	(70,005)
Gaming and Leisure Properties, Inc.	(1,565)	(55,871)
Inland Real Estate Corp.	(13,213)	(135,962)
National Retail Properties, Inc.	(825)	(31,680)
	Number of Shares	Value†
Pebblebrook Hotel Trust	(1,693)	$(72,697)
Post Properties, Inc.	(636)	(36,360)
PS Business Parks, Inc.	(2,252)	(171,940)
Regency Centers Corp.	(1,836)	(115,264)
Retail Opportunity Investments Corp.	(2,227)	(37,369)
Retail Properties of America, Inc. Class A	(6,698)	(101,207)
Taubman Centers, Inc.	(2,104)	(151,509)
		(1,046,501)
Road & Rail (0.9%)
Knight Transportation, Inc.	(3,198)	(92,423)
Old Dominion Freight Line, Inc.	(1,440)	(102,427)*
Werner Enterprises, Inc.	(4,245)	(114,063)
		(308,913)
Semiconductors & Semiconductor Equipment (0.5%)
KLA-Tencor Corp.	(1,800)	(105,840)
Maxim Integrated Products, Inc.	(2,100)	(68,943)
		(174,783)
Software (0.4%)
NetScout Systems, Inc.	(1,016)	(41,758)*
Workday, Inc. Class A	(1,100)	(100,331)*
		(142,089)
Specialty Retail (1.2%)
Bed Bath & Beyond, Inc.	(1,307)	(92,091)*
Five Below, Inc.	(3,050)	(102,846)*
Guess?, Inc.	(8,000)	(146,480)
Tiffany & Co.	(825)	(72,171)
		(413,588)

See Notes to Schedule of Investments

40

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Technology Hardware, Storage & Peripherals (0.6%)
Diebold, Inc.	(3,442)	$(119,678)
Seagate Technology PLC	(1,293)	(75,925)
		(195,603)
Textiles, Apparel & Luxury Goods (0.2%)
Michael Kors Holdings Ltd.	(1,100)	(68,046)*
Thrifts & Mortgage Finance (0.1%)
Home Capital Group, Inc.	(1,000)	(39,469)
Trading Companies & Distributors (1.1%)
Fastenal Co.	(4,439)	(189,189)
WW Grainger, Inc.	(747)	(185,577)
		(374,766)
Total Common Stocks Sold Short (Proceeds $(11,205,850))		(11,110,085)
Exchange Traded Funds Sold Short (4.0%)£ØØ
iShares MSCI Emerging Markets ETF	(4,090)	(175,379)
iShares Nasdaq Biotechnology ETF	(520)	(173,503)
iShares Russell 2000 ETF	(921)	(111,588)
Powershares QQQ Trust Series 1	(1,834)	(197,394)
SPDR S&P 500 ETF Trust	(568)	(118,440)
Utilities Select Sector SPDR Fund	(8,073)	(356,988)
Vanguard REIT ETF	(547)	(43,421)
WisdomTree Japan Hedged Equity Fund	(3,047)	(171,912)
Total Exchange Traded Funds Sold Short (Proceeds $(1,295,484))		(1,348,625)
Total Short Positions (Proceeds $(12,501,334))		(12,458,710)

See Notes to Schedule of Investments

41

Notes to Schedule of Investments (Unaudited)

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of Neuberger Berman Absolute Return Multi-Manager Fund ("Absolute Return Multi-Manager") and Neuberger Berman Long Short Multi-Manager Fund ("Long Short Multi-Manager"), (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, exchange traded funds, preferred stocks, purchased option contracts, written option contracts, rights, closed-end funds and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds' investments (long and short positions) in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

See Notes to Financial Statements

42

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Municipal Notes. Inputs used to value municipal notes include current trades, bid-wanted lists (which inform the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

The value of bank loan obligations is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of financial futures contracts ("financial futures") is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from an independent pricing service based on actual traded currency rates on an independent pricing service's network, along with other traded and quoted currency rates provided to the pricing service by leading market participants (Level 2 inputs).

The value of total return swap contracts ("total return swaps") is determined by Management by obtaining valuations from an independent pricing service using the underlying index and stated London Interbank Offered Rate ("LIBOR") (Level 2 inputs).

The value of equity swap contracts ("equity swaps") is determined by Management by obtaining valuations from an independent pricing service using the underlying security and stated LIBOR rate or Federal Funds floating rate (Level 2 inputs).

The value of credit default swap contracts ("credit default swaps") is determined by Management by obtaining valuations from an independent pricing service using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies, with the exception of closed-end funds, are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved in the good faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m. Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the

See Notes to Financial Statements

43

Notes to Schedule of Investments (Unaudited) (cont'd)

fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of April 30, 2015:

Asset Valuation Inputs
	Level 1	Level 2	Level 3§	Total
Absolute Return Multi-Manager
Investments:
Common Stocks
Air Freight & Logistics	$2,166,204	$2,760,238	$—	$4,926,442
Airlines	3,138,050	41,567	—	3,179,617
Banks	6,361,658	23,528,199	—	29,889,857
Beverages	11,855,176	2,887,894	—	14,743,070
Biotechnology	35,412,371	1,570,549	—	36,982,920
Building Products	1,915,844	2,407,429	—	4,323,273
Capital Markets	19,458,197	6,047,317	—	25,505,514
Chemicals	42,971,660	7,644,442	—	50,616,102
Construction & Engineering	—	2,873,251	—	2,873,251
Containers & Packaging	1,425,195	4,273,822	—	5,699,017
Diversified Financial Services	736,290	22,030,091	—	22,766,381
Diversified Telecommunication Services	5,298,697	7,223,353	—	12,522,050
Electric Utilities	8,980,187	1,154,732	—	10,134,919
Electrical Equipment	4,349,180	1,735,472	—	6,084,652
Electronic Equipment, Instruments & Components	3,046,308	3,438,671	—	6,484,979
Food & Staples Retailing	7,261,124	—	—	7,261,124
Food Products	6,054,381	718,673	—	6,773,054
Health Care Equipment & Supplies	36,109,254	21,319	—	36,130,573
Health Care Providers & Services	20,184,791	2,154,596	—	22,339,387
Hotels, Restaurants & Leisure	35,137,243	5,229,050	—	40,366,293
Household Durables	1,422,805	2,972,223	—	4,395,028

See Notes to Financial Statements

44

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs
	Level 1	Level 2	Level 3§	Total
Industrial Conglomerates	$—	$4,185,195	$—	$4,185,195
Insurance	26,683,756	2,665,238	—	29,348,994
Machinery	4,662,905	5,478,651	—	10,141,556
Marine	—	858,177	—	858,177
Media	85,752,984	1,230,121	750	86,983,855
Metals & Mining	7,952,453	1,019,677	—	8,972,130
Multiline Retail	20,386,462	1,269,214	—	21,655,676
Oil, Gas & Consumable Fuels	31,628,403	1,758,367	—	33,386,770
Personal Products	—	1,815,353	—	1,815,353
Pharmaceuticals	60,665,343	2,706,777	—	63,372,120
Real Estate Management & Development	7,378,171	18,910,603	—	26,288,774
Semiconductors & Semiconductor Equipment	18,546,949	1,941,499	—	20,488,448
Software	25,399,519	822,711	—	26,222,230
Specialty Retail	11,163,456	1,021,055	—	12,184,511
Technology Hardware, Storage & Peripherals	9,655,465	737,900	—	10,393,365
Trading Companies & Distributors	6,377,210	763,816	—	7,141,026
Wireless Telecommunication Services	—	2,647,161	—	2,647,161
Other Common Stocks^	237,245,832	—	—	237,245,832
Total Common Stocks	806,783,523	150,544,403	750	957,328,676
Preferred Stocks^	2,042,926	—	—	2,042,926
Exchange Traded Funds	8,226,021	—	—	8,226,021
Rights
Biotechnology	—	71,705	—	71,705
Food & Staples Retailing	—	—	39,066	39,066
Pharmaceuticals	—	14,655	—	14,655
Wireless Telecommunication Services	—	151,200	—	151,200
Other Rights^	320	—	—	320
Total Rights	320	237,560	39,066	276,946
Warrants
Diversified Financial Services	—	2,678,775	—	2,678,775
Insurance	—	—	—	—
Media	—	105,243	—	105,243
Other Warrants^	1,860	—	—	1,860
Total Warrants	1,860	2,784,018	—	2,785,878
Mortgage-Backed Securities^	—	73,988,470	—	73,988,470
Asset-Backed Securities	—	72,648,064	1,286,800	73,934,864
Bank Loan Obligations
Advertising	—	5,434,967	987,986	6,422,953
Commercial Services & Supplies	—	10,561,346	2,177,280	12,738,626

See Notes to Financial Statements

45

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs
	Level 1	Level 2	Level 3§	Total
Diversified Financial Services	$—	$4,791,950	$2,823,380	$7,615,330
Diversified Telecommunication Services	—	2,541,547	2,712,000	5,253,547
Food Products	—	1,725,300	1,873,554	3,598,854
Health Care Providers & Services	—	653,231	2,962,619	3,615,850
Insurance	—	7,218,388	970,000	8,188,388
Media	—	17,421,766	1,090,895	18,512,661
Miscellaneous Manufacturing	—	1,850,719	957,125	2,807,844
Oil, Gas & Consumable Fuels	—	2,076,138	1,135,298	3,211,436
Pharmaceuticals	—	3,358,085	1,826,524	5,184,609
Software	—	6,284,495	2,052,270	8,336,765
Transportation	—	—	806,347	806,347
Other Bank Loan Obligations^	—	58,016,525	—	58,016,525
Total Bank Loan Obligations	—	121,934,457	22,375,278	144,309,735
Corporate Debt Securities
Chemicals	—	—	766	766
Other Corporate Debt Securities^	—	61,045,508	—	61,045,508
Total Corporate Debt Securities	—	61,045,508	766	61,046,274
Municipal Notes	—	11,836,693	—	11,836,693
Purchased Options	5,365,015	15,937	—	5,380,952
Short-Term Investments	—	230,122,435	—	230,122,435
Total Long Positions	$822,419,665	$725,157,545	$23,702,660	$1,571,279,870
Long Short Multi-Manager
Investments:
Common Stocks
Banks	147,183	858,249	—	1,005,432
Beverages	259,018	55,823	—	314,841
Biotechnology	995,586	52,238	—	1,047,824
Building Products	—	112,555	—	112,555
Capital Markets	1,090,868	273,276	—	1,364,144
Chemicals	299,106	320,012	—	619,118
Construction & Engineering	—	133,235	—	133,235
Containers & Packaging	108,306	142,347	—	250,653
Diversified Financial Services	—	136,868	—	136,868
Diversified Telecommunication Services	—	158,587	—	158,587
Electric Utilities	853,290	82,481	—	935,771
Electrical Equipment	33,016	82,285	—	115,301
Electronic Equipment, Instruments & Components	140,616	80,677	—	221,293
Food Products	237,558	19,243	—	256,801

See Notes to Financial Statements

46

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs
	Level 1	Level 2	Level 3§	Total
Health Care Providers & Services	$394,972	$71,772	$—	$466,744
Hotels, Restaurants & Leisure	671,512	202,779	—	874,291
Household Durables	—	134,678	—	134,678
Independent Power & Renewable Electricity Producers	368,575	31,855	—	400,430
Industrial Conglomerates	—	162,814	—	162,814
Insurance	501,636	86,707	—	588,343
Machinery	69,387	234,883	—	304,270
Marine	—	37,722	—	37,722
Metals & Mining	—	46,822	—	46,822
Multiline Retail	131,807	65,327	—	197,134
Oil, Gas & Consumable Fuel	1,740,916	89,083	—	1,829,999
Personal Products	—	60,450	—	60,450
Pharmaceuticals	1,633,087	90,120	—	1,723,207
Real Estate Management & Development	524,630	861,234	—	1,385,864
Semiconductors & Semiconductor Equipment	251,920	88,252	—	340,172
Software	705,268	50,370	—	755,638
Specialty Retail	277,135	31,002	—	308,137
Technology Hardware, Storage & Peripherals	226,516	34,105	—	260,621
Trading Companies & Distributors	127,325	36,680	—	164,005
Wireless Telecommunication Services	—	86,096	—	86,096
Other Common Stocks^	8,740,618	—	—	8,740,618
Total Common Stocks	20,529,851	5,010,627	—	25,540,478
Preferred Stocks^	108,361	—	—	108,361
Exchange Traded Funds	366,531	—	—	366,531
Purchased Options	65,322	—	—	65,322
Short-Term Investments	—	7,826,561	—	7,826,561
Total Long Positions	$21,070,065	$12,837,188	$—	$33,907,253

^ The Schedule of Investments provides information on the industry categorization for the portfolio.
See Notes to Financial Statements

47

Notes to Schedule of Investments (Unaudited) (cont'd)

§ The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 11/1/14	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/15
Investments in Securities:
Absolute Return Multi-Manager
Common Stocks‡
Media	$750	$—	$—	$—	$—	$—	$—	$750	$—
Rights‡
Food & Staples Retailing	—	—	39,066	—	—	—	—	39,066	39,066
Pharmaceuticals	—	—	—	—	—	—	—	—	—
Bank Loan ObligationsΩ
Advertising	7,302,863	1,086	14,569	2,502	(4,740,034)	—	(1,593,000)	987,986	7,501
Commercial Services & Supplies	1,730,212	—	447,068	—	—	—	—	2,177,280	447,068
Diversified Financial Services	—	771	(4,391)	19	—	2,826,981	—	2,823,380	(4,392)
Diversified Telecommunication Services	—	5,093	(92,188)	—	—	2,799,095	—	2,712,000	(92,188)
Electrical Components & Equipment	663,300	1,981	(1,981)	—	(663,300)	—	—	—	—
Food Products	—	10,219	72,285	—	(9,634)	1,800,684	—	1,873,554	72,015
Health Care Providers & Services	179,144	1,034	11,153	2,775,960	(4,672)	—	—	2,962,619	10,980
Hotels, Restaurants & Leisure	494,518	360	(360)	—	(494,518)	—	—	—	—
Insurance	1,000,000	(192)	(29,808)	—	—	—	—	970,000	(29,808)
Media	3,207,931	1,693	42,963	1,398,465	(2,329,707)	—	(1,230,450)	1,090,895	30,285
Miscellaneous Manufacturing	—	737	30,133	926,255	—	—	—	957,125	30,133
Oil & Gas Services	970,900	—	—	—	—	—	(970,900)	—	—
Oil, Gas & Consumable Fuels	35,276	125	19,975	1,276,590	(196,668)	—	—	1,135,298	16,677

See Notes to Financial Statements

48

Notes to Schedule of Investments (Unaudited) (cont'd)

	Beginning balance as of 11/1/14	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/15
Personal Products	$940,275	$818	$11,540	$578,928	$(1,531,561)	$—	$—	$—	$—
Pharmaceuticals	2,160,956	1,404	16,977	744,268	(1,097,081)	—	—	1,826,524	10,087
Software	4,620,490	523	20,207	—	—	—	(2,588,950)	2,052,270	20,207
Transportation	—	120	22,659	1,252,356	(468,788)	—	—	806,347	14,053
Asset-Backed SecuritiesΩ	—	—	—	1,286,800	—	—	—	1,286,800	—
Corporate Debt SecuritiesΩ
Chemicals	—	—	(2,321)	—	(13,770)	16,857	—	766	(16,091)
Diversified Financial Services	2,304,120	—	—	—	—	—	(2,304,120)	—	—
Total	$25,610,735	$25,772	$617,546	$10,242,143	$(11,549,733)	$7,443,617	$(8,687,420)	$23,702,660	$555,593

‡ As of the period ended April 30, 2015, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

Ω These securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the six months ended April 30, 2015, certain securities were transferred from one level (as of October 31, 2014) to another. $79,078,700 and $2,471,232 was transferred from Level 1 to Level 2 for Absolute Return Multi-Manager and Long Short Multi-Manager, respectively. Interactive provided adjusted prices for these securities as of April 30, 2015, as stated in the description of the valuation methods of foreign equity securities in footnote † above. In addition, $7,443,617 was transferred from Level 2 to Level 3 for Absolute Return Multi-Manager as a result of a decrease in the number of observable quotations that were readily available to the independent pricing service. In addition, $8,687,420 was transferred from Level 3 to Level 2 for Absolute Return Multi-Manager as a result of an increase in the number of observable inputs that were readily available to the independent pricing service. In addition, $1,251,638 was transferred from Level 2 to Level 1 as a result of obtaining quoted prices in the active market.

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2015:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Absolute Return Multi-Manager
Forward contracts (unrealized appreciation)	$—	$1,190,356	$—	$1,190,356
Equity swaps (unrealized appreciation)	—	1,694,005	—	1,694,005
Over the counter credit default swaps (unrealized appreciation)	—	661,127	—	661,127
Total	$—	$3,545,488	$—	$3,545,488

See Notes to Financial Statements

49

Notes to Schedule of Investments (Unaudited) (cont'd)

	Level 1	Level 2	Level 3	Total
Long Short Multi-Manager
Forward contracts (unrealized appreciation)	$—	$30,118	$—	$30,118
Equity swaps (unrealized appreciation)	—	170,244	—	170,244
Total return swaps (unrealized appreciation)	—	7,650	—	7,650
Total	$—	$208,012	$—	$208,012

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of April 30, 2015:

Liability Valuation Inputs
	Level 1	Level 2	Level 3§	Total
Absolute Return Multi-Manager
Investments:
Common Stocks Sold Short
Building Products	$—	$(1,100,539)	$—	$(1,100,539)
Capital Markets	—	(2,243,393)	—	(2,243,393)
Chemicals	(8,938,743)	(1,058,101)	—	(9,996,844)
Diversified Telecommunication Services	(9,950,790)	(2,648,595)	—	(12,599,385)
Electric Utilities	(730,632)	(1,206,598)	—	(1,937,230)
Electronic Equipment, Instruments & Components	(2,039,069)	(2,850,715)	—	(4,889,784)
Food & Staples Retailing	(7,450,226)	(2,561,509)	—	(10,011,735)
Food Products	(9,403,901)	(3,219,693)	—	(12,623,594)
Health Care Equipment & Supplies	(15,065,858)	(2,323,757)	—	(17,389,615)
Household Durables	(1,701,058)	(445,038)	—	(2,146,096)
IT Services	(2,209,727)	—	(97,297)	(2,307,024)
Machinery	(14,083,972)	(3,128,639)	—	(17,212,611)
Pharmaceuticals	(16,736,992)	(2,817,274)	—	(19,554,266)
Other Common Stocks Sold Short^	(150,158,842)	—	—	(150,158,842)
Total Common Stocks Sold Short	(238,469,810)	(25,603,851)	(97,297)	(264,170,958)
Exchange Traded Funds Sold Short	(153,264,735)	—	—	(153,264,735)
Corporate Debt Securities Sold Short^	—	(10,509,228)	—	(10,509,228)
Total Short Positions	$(391,734,545)	$(36,113,079)	$(97,297)	$(427,944,921)
Long Short Multi-Manager
Investments:
Common Stocks Sold Short
Building Products	—	(37,518)	—	(37,518)
Capital Markets	—	(74,596)	—	(74,596)
Chemicals	(399,980)	(49,945)	—	(449,925)
Diversified Telecommunication Services	—	(101,682)	—	(101,682)
Electric Utilities	(139,942)	(55,099)	—	(195,041)
Electronic Equipment, Instruments & Components	(155,744)	(134,531)	—	(290,275)
Food & Staples Retailing	(298,345)	(99,557)	—	(397,902)

See Notes to Financial Statements

50

Notes to Schedule of Investments (Unaudited) (cont'd)

	Level 1	Level 2	Level 3§	Total
Food Products	$(493,409)	$(144,110)	$—	$(637,519)
Health Care Equipment & Supplies	(609,431)	(94,155)	—	(703,586)
Household Durables	—	(21,328)	—	(21,328)
Machinery	(756,279)	(129,782)	—	(886,061)
Pharmaceuticals	(688,086)	(126,200)	—	(814,286)
Other Common Stocks Sold Short^	(6,500,366)	—	—	(6,500,366)
Total Common Stocks Sold Short	(10,041,582)	(1,068,503)	—	(11,110,085)
Exchange Traded Funds Sold Short	(1,348,625)	—	—	(1,348,625)
Total Short Positions	$(11,390,207)	$(1,068,503)	$—	$(12,458,710)

^ The Schedule of Investments provides information on the industry categorization for the portfolio.

§ The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 11/1/14	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases/ Covers	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/15
Investments in Securities:
Absolute Return Multi-Manager
Common Stocks Sold Short
IT ServicesΩ	$—	$—	$(53,362)	$(43,935)	$—	$—	$—	$(97,297)	$(53,362)
Total	$—	$—	$(53,362)	$(43,935)	$—	$—	$—	$(97,297)	$(53,362)

Ω These securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2015:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Absolute Return Multi-Manager
Forward contracts (unrealized depreciation)	$—	$(756,173)	$—	$(756,173)
Financial futures (unrealized depreciation)	—	(47,206)	—	(47,206)
Over the counter credit default swaps (unrealized depreciation)	—	(435,033)	—	(435,033)
Centrally cleared credit default index swaps (unrealized depreciation)	—	(1,446,342)	—	(1,446,342)
Total return swaps (unrealized depreciation)	—	(392,886)	—	(392,886)
Options Written	(2,044,801)	—	—	(2,044,801)
Total	$(2,044,801)	$(3,077,640)	$—	$(5,122,441)

See Notes to Financial Statements

51

Notes to Schedule of Investments (Unaudited) (cont'd)

	Level 1	Level 2	Level 3	Total
Long Short Multi-Manager
Forward contracts (unrealized depreciation)	$—	$(32,525)	$—	$(32,525)
Total return swaps (unrealized depreciation)	—	(10,384)	—	(10,384)
Options Written	(17,445)	—	—	(17,445)
Total	$(17,445)	$(42,909)	$—	$(60,354)

## At April 30, 2015, selected Fund information on a U.S. federal income tax basis was as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Absolute Return Multi-Manager	$1,540,833,470	$68,495,944	$(38,049,544)	$30,446,400
Long Short Multi-Manager	33,026,135	1,482,090	(600,972)	881,118

* Security did not produce income during the last twelve months.

^^ All or a portion of this security has not settled as of April 30, 2015 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

± At April 30, 2015, outstanding call and put options written were as follows:

Absolute Return Multi-Manager
Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
AT&T, Inc., Call	2,457	$40	June 2015	$(12,285)
AT&T, Inc., Put	2,375	25	June 2015	(4,750)
Delta Air Lines, Inc., Call	78	55	September 2015	(6,864)
Delta Air Lines, Inc., Put	78	39	September 2015	(11,076)
Dresser-Rand Group, Inc., Call	343	80	June 2015	(137,200)
General Electric Co., Put	2,543	23	January 2016	(127,150)
iShares Russell 2000 ETF, Put	1,426	90	September 2015	(82,708)
MGM Resorts International, Put	318	19	September 2015	(31,800)
Molson Coors Brewing Co., Put	879	67.5	January 2016	(421,920)
SPDR S&P 500 ETF Trust, Put	5,000	190	June 2015	(555,000)
Starwood Hotels & Resorts Worldwide, Inc., Put	635	82.5	November 2015	(352,425)
Talisman Energy, Inc., Call	138	8	July 2015	(690)
Talisman Energy, Inc., Put	702	7	June 2015	(3,510)
Time Warner Cable, Inc., Call	213	155	May 2015	(83,070)
United Continental Holdings, Inc., Call	467	72.5	September 2015	(86,395)
United Continental Holdings, Inc., Put	467	52.5	September 2015	(127,958)
Total				$(2,044,801)
Long Short Multi-Manager
Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Delta Air Lines, Inc, Call.	6	$55	September 2015	$(528)
Delta Air Lines, Inc., Put	6	39	September 2015	(852)
United Continental Holdings, Inc., Call	35	72.5	September 2015	(6,475)
United Continental Holdings, Inc., Put	35	52.5	September 2015	(9,590)
Total				$(17,445)

See Notes to Financial Statements

52

Notes to Schedule of Investments (Unaudited) (cont'd)

≠ Security had an event of default.

£ All or a portion of this security has been pledged as collateral. At April 30, 2015, Absolute Return Multi-Manager had pledged securities in the amount of $98,795,488 to cover collateral requirements for borrowing in connection with securities sold short and option contracts written. At April 30, 2015, Long Short Multi-Manager had pledged securities in the amount of $324,573 to cover collateral requirements for borrowing in connection with securities sold short and option contracts written.

a Step Bond: Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency.

c Payment-in-kind (PIK) security for which part of the income earned may be paid as additional principal.

f Value of the security was determined using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

ñ Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At April 30, 2015, these securities amounted to $128,557,991 of long positions and $(2,750,985) of short positions, or 8.30% and (1.8%), respectively, of net assets for Absolute Return Multi-Manager. At April 30, 2015, these securities amounted to $53,837 of long positions or 0.16% of net assets for Long Short Multi-Manager.

N These securities have been deemed by the investment manager to be illiquid. At April 30, 2015, these securities amounted to $46,793,508 of long positions and $(97,297) of short positions, or 3.0% and (0.0%), respectively, of net assets for Absolute Return Multi-Manager.

Ø All or a portion of this security or cash is segregated in connection with obligations for securities sold short and/or delayed delivery purchase commitments and/or call and put options written and/or forward contracts and/or swaps and/or financial futures.

ØØ At April 30, 2015, Absolute Return Multi-Manager had deposited $358,007,566 in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short. In addition, Absolute Return Multi-Manager had deposited $15,470,002 in a segregated account for swaps. At April 30, 2015, Long Short Multi-Manager had deposited $12,938,418 in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

µ Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2015 and their final maturities.

†† As of April 30, 2015, Absolute Return Multi-Manager's value of unfunded loan commitments was $95,529 pursuant to the following loan agreement:

Borrower	Principal Amount	Value
The SI Organization, Inc., Delayed Draw 1st Lien Term Loan, due 11/23/19	$95,054	$95,529

††† See Note A-12 in the Notes to Financial Statements for the Funds' open positions in derivatives at April 30, 2015.

See Notes to Financial Statements

53

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Alternative Funds

	ABSOLUTE RETURN MULTI-MANAGER FUND	LONG SHORT MULTI-MANAGER FUND
	April 30, 2015	April 30, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$1,571,279,870	$33,907,253
Due from Custodian	1,605,000	13,542
Foreign Currency*	23,617,846	809,830
Cash collateral segregated for short sales (Note A-10)	358,007,566	12,938,418
Cash collateral segregated for swap contracts (Note A-12)	15,470,002	—
Dividends and interest receivable	3,293,940	38,213
Foreign tax reclaims	68,592	1,517
Receivable for securities sold	77,051,151	1,891,033
Receivable for Fund shares sold	5,327,571	—
Receivable from administrator—net (Note B)	—	27,004
Open swap contracts, at value (Note A-12)	2,355,132	177,894
Receivable for variation margin on open centrally cleared swap contracts (Note A-12)	21,606	—
Receivable for variation margin on financial futures contracts (Note A-12)	32,766	—
Receivable for open forward foreign currency contracts (Note A-12)	1,190,356	30,118
Prepaid expenses and other assets	123,874	24,749
Total Assets	2,059,445,272	49,859,571
Liabilities
Investments sold short, at value** (Note A-10)	427,944,921	12,458,710
Options contracts written, at value*** (Note A-12)	2,044,801	17,445
Due to Custodian	2,469,143	1,207,143
Dividends and interest payable for short sales	762,280	19,003
Open swap contracts, at value (Note A-12)	827,919	10,384
Payable to administrator—net (Note B)	418,402	—
Payable to investment manager (Note B)	2,083,006	47,002
Payable for securities purchased	78,289,665	1,910,044
Payable for Fund shares redeemed	1,574,470	54,164
Payable for open forward foreign currency contracts (Note A-12)	756,173	32,525
Accrued expenses and other payables	721,349	134,402
Total Liabilities	517,892,129	15,890,822
Net Assets	$1,541,553,143	$33,968,749
Net Assets consist of:
Paid-in capital	$1,531,015,957	$32,898,493
Undistributed net investment income (loss)	(7,555,420)	(554,686)
Accumulated net realized gains (losses) on investments	(9,724,478)	533,039
Net unrealized appreciation (depreciation) in value of investments	27,817,084	1,091,903
Net Assets	$1,541,553,143	$33,968,749
Net Assets
Institutional Class	1,218,014,973	32,833,650
Class A	215,715,230	813,977
Class C	91,304,835	321,122
Class R6	16,518,105	—

See Notes to Financial Statements

54

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	ABSOLUTE RETURN MULTI-MANAGER FUND	LONG SHORT MULTI-MANAGER FUND
	April 30, 2015	April 30, 2015
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	110,251,529	3,098,139
Class A	19,616,128	77,052
Class C	8,474,145	30,713
Class R6	1,494,912	—
Net Asset Value, offering and redemption price per share
Institutional Class	$11.05	$10.60
Class R6	$11.05	—
Net Asset Value and redemption price per share
Class A	$11.00	$10.56
Offering Price per share
Class A‡	$11.67	$11.20
Net Asset Value and offering price per share
Class C^	$10.77	$10.46
*Cost of Investments
Unaffiliated issuers	$1,540,833,470	$33,026,135
Total cost of foreign currency	$23,981,931	$809,299
**Proceeds from investments sold short	$424,603,585	$12,501,334
***Premium received from option contracts written	$2,722,151	$20,099

‡ On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

55

Statements of Operations (Unaudited)

Neuberger Berman Alternative Funds

	ABSOLUTE RETURN MULTI-MANAGER FUND	LONG SHORT MULTI-MANAGER FUND
	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$16,681,402	$226,442
Interest income—unaffiliated issuers	10,590,705	415
Foreign taxes withheld (Note A-6)	(260,443)	(5,967)
Total income	$27,011,664	$220,890
Expenses:
Investment management fees (Note B)	12,920,641	279,124
Administration fees (Note B)	473,314	9,851
Administration fees (Note B):
Institutional Class	557,123	14,298
Class A	225,654	758
Class C	92,600	307
Class R6	2,147	—
Distribution fees (Note B):
Class A	282,064	948
Class C	462,998	1,537
Shareholder servicing agent fees:
Institutional Class	51,147	1,207
Class A	43,118	156
Class C	10,230	81
Class R6	1,014	—
Audit fees	43,340	19,836
Custodian and accounting fees (Note A)	355,666	73,187
Legal fees	94,847	66,068
Registration and filing fees	117,718	40,554
Reimbursement of expenses previously assumed by Management (Note B)	564,086	—
Shareholder reports	74,384	9,917
Trustees' fees and expenses	17,835	15,929
Short sales expense (Note A-10)	1,352,282	22,480
Dividend expense on securities sold short (Note A-10)	3,963,228	114,193
Miscellaneous	44,480	—
Total expenses	21,749,916	670,431
Expenses reimbursed by Management (Note B)	—	(207,189)
Expenses reduced by custodian fee expense offset arrangement (Note A-14)	(716)	—
Total net expenses	21,749,200	463,242
Net investment income (loss)	$5,262,464	$(242,352)

See Notes to Financial Statements

56

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	ABSOLUTE RETURN MULTI-MANAGER FUND	LONG SHORT MULTI-MANAGER FUND
	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	$18,344,851	$899,625
Sales of investment securities of unaffiliated issuers sold short	(17,434,894)	(599,071)
Forward foreign currency contracts	16,065,609	582,342
Foreign currency	(982,458)	(97,891)
Financial futures contracts	(53,122)	—
Option contracts written	3,227,449	(921)
Swap contracts	(6,796,349)	(123,332)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	27,360,035	243,731
Unaffiliated investment securities sold short	7,223,967	356,268
Forward foreign currency contracts	(8,519,403)	(336,539)
Foreign currency	502,721	39,003
Financial futures contracts	(8,437)	—
Option contracts written	(203,506)	2,654
Swap contracts	5,072,425	182,036
Net gain (loss) on investments	43,798,888	1,147,905
Net increase (decrease) in net assets resulting from operations	$49,061,352	$905,553

See Notes to Financial Statements

57

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds

	ABSOLUTE RETURN MULTI-MANAGER FUND		LONG SHORT MULTI-MANAGER FUND
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Period from December 19, 2013 (Commencement of Operations) to October 31, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$5,262,464	$(2,746,039)	$(242,352)	$(240,221)
Net realized gain (loss) on investments	12,371,086	14,520,979	660,752	68,059
Change in net unrealized appreciation (depreciation) of investments	31,427,802	(8,859,928)	487,153	604,750
Net increase (decrease) in net assets resulting from operations	49,061,352	2,915,012	905,553	432,588
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(8,525,491)	—	(45,980)	—
Class A	(487,888)	—	—	—
Class R6	(230,674)	—	—	—
Net realized gain on investments:
Institutional Class	(27,552,033)	(2,978,909)	(215,474)	—
Class A	(5,035,780)	(1,210,727)	(4,770)	—
Class C	(2,071,630)	(239,295)	(2,078)	—
Class R6	(688,496)	—	—	—
Total distributions to shareholders	(44,591,992)	(4,428,931)	(268,302)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	312,514,905	1,255,772,758	6,186,299	31,805,466
Class A	53,425,536	410,998,109	351,636	1,304,866
Class C	11,467,847	82,073,906	134,496	263,695
Class R6	—	39,264,828	—	—
Proceeds from reinvestment of dividends and distributions:
Institutional Class	31,496,277	2,604,571	253,039	—
Class A	4,809,481	1,098,266	4,770	—
Class C	1,512,286	179,005	2,058	—
Class R6	919,170	—	—	—
Payments for shares redeemed:
Institutional Class	(404,403,724)	(305,059,216)	(5,043,113)	(1,405,540)
Class A	(86,004,882)	(296,348,593)	(424,932)	(445,888)
Class C	(17,362,749)	(7,428,396)	(69,746)	(18,196)
Class R6	(16,603,011)	(6,625,000)	—	—
Net increase (decrease) from Fund share transactions	(108,228,864)	1,176,530,238	1,394,507	31,504,403
Net Increase (Decrease) in Net Assets	(103,759,504)	1,175,016,319	2,031,758	31,936,991
Net Assets:
Beginning of period	1,645,312,647	470,296,328	31,936,991	—
End of period	$1,541,553,143	$1,645,312,647	$33,968,749	$31,936,991
Undistributed net investment income (loss) at end of period	(7,555,420)	(3,573,831)	(554,686)	(266,354)

See Notes to Financial Statements

58

Notes to Financial Statements Alternative and
Multi-Asset Class Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Each Fund is a separate operating series of the Trust, and is diversified. Each Fund offers Institutional Class shares, Class A shares and Class C shares. Absolute Return Multi-Manager also offers Class R6 shares. Long Short Multi-Manager had no operations until December 19, 2013, other than matters relating to its organization and registration of shares under the 1933 Act. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5 Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each fund to continue to qualify for treatment as regulated investment companies ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

59

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2015, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

As determined on October 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: netting of net ordinary losses with short-term capital gains, income recognized on swap transactions, non-deductible stock issuance costs, the tax treatment of foreign currency gains and losses, payments in lieu of dividends on short sales and gains from passive foreign investment companies. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2014, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Absolute Return Multi-Manager	$84,246	$(853,356)	$769,110
Long Short Multi-Manager	(417)	(26,133)	26,550

The tax character of distributions paid during the period ended October 31, 2014 and the year ended October 31, 2013 was as follows:

	Distributions Paid From:
	Ordinary Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
	2014		2013	2014		2013	2014		2013	2014		2013	2014		2013
Absolute Return Multi-Manager	$4,428,931		$190,445	$—		$—	$—		$2,411	$—		$—	$4,428,931		$192,856
Long Short Multi-Manager	—	(1)	—	—	(1)	—	—	(1)	—	—	(1)	—	—	(1)	—

(1) Period from December 19, 2013 (commencement of operations) to October 31, 2014.

As of October 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Absolute Return Multi-Manager	$37,448,192	$—	$(26,844,450)	$—	$(4,535,916)	$6,067,826
Long Short Multi-Manager	281,920	—	224,305	—	(73,220)	433,005

60

The differences between book basis and tax basis distributable earnings are primarily due to: wash sale loss deferrals, amortization of organizational costs, mark-to-market on certain swap contract transactions, unsettled wash sale loss deferrals, straddle loss deferrals, mark-to-market adjustments on passive foreign investment companies, constructive sales gains and delayed settlement compensation on bank loans.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of each Fund not to distribute such gains.

6 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8 Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10 Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in an amount at least equal to the current market value of the securities sold short (less any additional collateral held by the lender). The Funds are contractually responsible to the lender for any dividends and interest payable on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Funds and are excluded from the contractual expense limitation. At April 30, 2015, Absolute Return Multi-Manager and Long Short Multi-Manager had pledged cash in the amount of $358,007,566 and $12,938,418, respectively, to J.P. Morgan Chase Bank, N.A. ("JPM"), as collateral for short sales.

61

In addition, JPM has a perfected security interest in these Absolute Return Multi-Manager and Long Short Multi-Manager assets. At April 30, 2015, Absolute Return Multi-Manager and Long Short Multi-Manager had pledged securities in the amount of $98,795,488 and $324,573, respectively, to JPM to cover collateral requirements for borrowing in connection with securities sold short.

11 Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

12 Derivative instruments: During the six months ended April 30, 2015, the Funds' use of derivatives, as described below, for each Fund, was limited to over the counter ("OTC") credit default swaps, centrally cleared credit default swaps, financial futures, equity swaps, total return swaps, forward contracts, and purchased and written option transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Credit default swap contracts: During the six months ended April 30, 2015, Absolute Return Multi-Manager used centrally cleared and OTC credit default swaps as part of its investment strategies, to hedge against unfavorable changes in the value of investments and to protect against adverse movements in interest rates or credit performance with counterparties. When a Fund is the buyer of an OTC credit default swap contract, it is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of an OTC credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation (depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation of the swap. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party daily. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in the table below.

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At April 30, 2015, Absolute Return Multi-Manager had outstanding OTC credit default swaps as follows:

OTC Credit Default Swap Contracts—Buy Protection

Swap Counterparty	Reference Entity	Notional Amount(1)	Contract Annual Fixed Rate*	Termination Date	Credit Spread at April 30, 2015	Market Value	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
J.P. Morgan Chase Bank, N.A.	Avon Products, Inc., 6.500%, 03/01/19	$2,000,000	1.000%	March 20, 2020	5.477	$378,087	$(328,112)	$49,975	$(2,278)	$47,697
J.P. Morgan Chase Bank, N.A.	Best Buy Co., Inc., 5.500%, 03/15/21	3,000,000	5.000	March 20, 2020	2.200	(385,758)	309,109	(76,649)	(17,083)	(93,732)
J.P. Morgan Chase Bank, N.A.	Darden Restaurants, Inc., 6.200%, 10/15/17	5,000,000	1.000	March 20, 2020	0.899	(26,498)	(151,035)	(177,533)	(5,694)	(183,227)
J.P. Morgan Chase Bank, N.A.	JC Penney Co., Inc., 6.375%, 10/15/36	2,000,000	5.000	March 20, 2020	6.726	137,308	(321,580)	(184,271)	(11,389)	(195,660)
J.P. Morgan Chase Bank, N.A.	JC Penney Co., Inc., 6.375%, 10/15/36	1,000,000	5.000	March 20, 2020	6.726	68,654	(163,205)	(94,551)	(5,694)	(100,245)
J.P. Morgan Chase Bank, N.A.	Staples, Inc., 2.750%, 01/12/18	3,000,000	1.000	March 20, 2020	1.534	74,203	(99,654)	(25,451)	(3,417)	(28,868)
J.P. Morgan Chase Bank, N.A.	Staples, Inc., 4.375%, 01/12/23	1,000,000	1.000	September 20, 2019	1.287	12,678	(44,594)	(31,916)	(1,139)	(33,055)
J.P. Morgan Chase Bank, N.A.	United States Steel Corp., 6.650%, 06/01/37	2,000,000	5.000	June 20, 2020	5.298	25,503	(59,465)	(33,962)	(11,389)	(45,351)
Total						$284,177	$(858,536)	$(574,358)	$(58,083)	$(632,441)

* The contract annual fixed rate represents the annual fixed rate of interest paid by the Fund (as a buyer of protection) on the notional amount of the OTC credit default swap contract.

(1) For the six months ended April 30, 2015, the average notional value of OTC credit default swaps for Absolute Return Multi-Manager was $18,142,857.

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Certain clearinghouses currently offer clearing for limited types of derivative transactions, including certain credit default swaps. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. For the six months ended April 30, 2015, only the credit default index swaps in Absolute Return was centrally cleared.

At April 30, 2015, Absolute Return Multi-Manager had outstanding centrally cleared credit default index swaps as follows:

Absolute Return Multi-Manager Fund

Centrally Cleared Credit Default Swap Index Contracts—Buy Protection

	Swap Counterparty	Reference Entity	Notional Amount(1)	Contract Annual Fixed Rate*	Termination Date	Credit Spread at April 30, 2015	Market Value	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
	ICE Clear Credit	CDX North America Investment Grade	$10,000,000	1.000	December 20, 2019	0.636	$(162,642)	$(104,570)	$(58,072)	$(11,389)	$(69,461)
	ICE Clear Credit	iTraxx Europe Crossover	11,000,000	5.000	December 20, 2019	2.701	(1,201,977)	(725,954)	(476,022)	(70,334)	(546,356)
		Index
Total							$(1,364,619)	$(830,524)	$(534,094)	$(81,723)	$(615,817)

* The contract annual fixed rate represents the annual fixed rate of interest paid by the Fund (as a buyer of protection) on the notional amount of the credit default index swaps.

(1) For the six months ended April 30, 2015, the average notional value of credit default index swaps for Absolute Return Multi-Manager was $22,445,840.

Financial futures contracts: During the six months ended April 30, 2015, Absolute Return Multi-Manager used financial futures for economic hedging purposes. At April 30, 2015, Long Short Multi-Manager did not have any outstanding financial futures.

At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some financial futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange's

64

clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

At April 30, 2015, open positions in financial futures contracts were as follows:

Absolute Return Multi-Manager Fund
Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
June 2015	45 U.S. Treasury Note 2 Year	Short	$(47,206)

During the six months ended April 30, 2015, the average notional value of financial futures contracts was $(9,861,830) for short positions.

Equity swap contracts: During the six months ended April 30, 2015, Absolute Return Multi-Manager used equity swaps to provide investment exposure to certain investments, primarily foreign securities. Long Short Multi-Manager used equity swaps to provide investment exposure to certain foreign investments. Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate on another equity security or basket of securities during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser or Sub-Adviser, as applicable, does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may exceed the related amounts shown in the Statements of Assets and Liabilities. Periodic payments received or paid by a Fund are recorded as realized gains or losses.

At April 30, 2015, the outstanding equity swaps* for the Funds were as follows:

Absolute Return Multi-Manager
Counterparty	Description	Value
J.P. Morgan Chase Bank, N.A.	The Fund receives or pays the total return on long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	$1,694,005

* The following table represents the individual long and short positions and related values of the equity swaps as of April 30, 2015.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
Brazil
Porto Sudeste Royalties FIP	3,857,792	$4,664,047	$(1,527,057)
SLC Agricola SA	121,749	574,206	130,924
			(1,396,133)

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Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Canada
Athabasca Oil Corp.	1,658,318	$3,185,771	$(148,156)
France
Alstom SA	72,521	2,235,742	47,154
Klepierre	21,287	1,011,868	23,094
Plastic Omnium SA	77,366	1,773,397	390,110
Vallourec SA	19,600	439,203	22,962
			483,320
Hong Kong
Hutchison Whampoa Ltd.	233,873	2,976,083	469,905
Ireland
Bank of Ireland	5,619,739	2,188,857	(11,864)
CRH PLC	37,524	1,035,576	22,615
Kerry Group PLC	22,449	1,640,954	10,851
Origin Enterprises PLC	68,500	635,328	(17,699)
Permanent TSB Group Holdings PLC	85,200	431,067	47,267
			51,170
United Kingdom
Aldermore Group PLC	295,993	1,003,372	64,349
Associated British Foods PLC	27,216	1,109,986	83,570
AstraZeneca PLC	30,373	2,114,849	(18,466)
British American Tobacco PLC	21,061	1,151,098	10,308
Close Brothers Group PLC	35,599	830,999	5,062
Henderson Group PLC	35,695	157,580	(4,546)
Infinis Energy PLC	432,412	1,719,036	(460,561)
Pearson PLC	46,272	954,212	(16,649)
Prudential PLC	66,751	1,599,969	69,150
Randgold Resources Ltd.	14,415	1,075,180	23,205
Rexam PLC	469,471	4,148,986	27,112
Spire Healthcare Group PLC	88,979	443,855	(6,107)
St. James's Place PLC	107,939	1,270,384	208,367
Standard Chartered PLC	51,003	759,102	78,597
UBM PLC	130,904	976,306	157,987
United Utilities Group PLC	75,222	1,050,695	70,478
			291,856
United States
Atlas Energy Group LLC	107,796	1	835,418
Safeway, Inc.	858,584	—	149,737
			985,155
Total Long Positions of Equity Swaps			737,117

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Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Short Positions
France
L'Oreal SA	(5,452)	$(947,667)	$(95,790)
LVMH Moet Hennessy Louis Vuitton SA	(5,786)	(965,254)	(52,146)
Sanofi	(13,026)	(1,127,841)	(206,073)
			(354,009)
Hong Kong
CK Hutchison Holdings Ltd.	(159,969)	(2,922,917)	(554,872)
Ireland
Experian PLC	(63,670)	(1,129,703)	(11,824)
Spain
Mediaset Espana Comunicacion SA	(93,868)	(1,080,564)	(196,353)
Total Short Positions of Equity Swaps			(1,117,058)
Total Long and Short Positions of Equity Swaps			(379,941)
Financing Costs and Other Payables			2,073,946
Equity Swaps, at Value			$1,694,005

(a) Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.

(b) For the period ended April 30, 2015, the average notional value of equity swaps was $64,243,865 for long positions and $(17,431,733) for short positions, respectively, for Absolute Return Multi-Manager.

Long Short Multi-Manager
Counterparty	Description	Value
J.P. Morgan Chase Bank, N.A.	The Fund receives or pays the total return on long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	$170,244

* The following table represents the individual long and short positions and related values of the equity swaps as of April 30, 2015.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
Brazil
SLC Agricola SA	9,286	$47,204	$6,578
Canada
Veresen, Inc.	4,453	54,162	12,791
France
Alstom SA	2,416	75,029	1,024
Klepierre	707	33,737	636
Plastic Omnium SA	2,573	61,972	9,981
Vallourec SA	650	14,565	761
			12,402

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Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Ireland
Bank of Ireland	187,352	$73,144	$(567)
CRH PLC	1,251	34,878	401
Kerry Group PLC	748	54,675	364
Origin Enterprises PLC	2,300	21,332	(594)
Permanent TSB Group Holdings PLC	2,900	14,672	1,609
			1,213
United Kingdom
Aldermore Group PLC	9,836	33,531	1,950
Associated British Foods PLC	905	37,699	1,990
AstraZeneca PLC	1,010	69,945	(233)
British American Tobacco PLC	701	38,593	63
Close Brothers Group PLC	1,187	28,146	(269)
Henderson Group PLC	1,191	5,258	(152)
Infinis Energy PLC	16,649	55,537	(7,083)
Pearson PLC	1,539	33,465	(2,282)
Prudential PLC	2,221	53,436	2,100
Randgold Resources Ltd.	479	35,727	771
Spire Healthcare Group PLC	2,962	14,587	(15)
St. James's Place PLC	3,594	44,601	4,636
Standard Chartered PLC	1,697	25,298	2,574
UBM PLC	4,355	33,090	4,646
United Utilities Group PLC	2,504	34,976	2,346
			11,042
Total Long Positions of Equity Swaps			44,026
Short Positions
France
L'Oreal SA	(179)	(32,162)	(2,096)
LVMH Moet Hennessy Louis Vuitton SA	(194)	(34,248)	135
Sanofi	(433)	(37,982)	(6,358)
			(8,319)
Ireland
Experian PLC	(2,122)	(37,571)	(474)
Spain
Mediaset Espana Comunicacion SA	(3,123)	(36,502)	(5,981)
Total Short Positions of Equity Swaps			(14,774)
Total Long and Short Positions of Equity Swaps			29,252
Financing Costs and Other Payables			140,992
Equity Swaps, at Value			$170,244

(a) Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.

(b) For the period ended April 30, 2015, the average notional value of equity swaps was $857,441 for long positions and $(132,006) for short positions, respectively, for Long Short Multi-Manager.

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Total return swap contracts: During the six months ended April 30, 2015, Absolute Return Multi-Manager used total return swaps to hedge certain indices and provide investment exposure to certain investments, primarily foreign securities. Long Short Multi-Manager used total return swaps to hedge certain indices and provide investment exposure to certain foreign investments. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the total return swaps is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations.

At April 30, 2015, the outstanding total return swaps were as follows:

Absolute Return Multi-Manager Fund

			Rate Type
Swap Counterparty	Notional Amount(1)	Termination Date	Variable-rate Payments Made/ (Received) by the Fund		Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Upfront Payments	Total Fair Value
J.P. Morgan Chase Bank, N.A.	EUR(2) 4,920,759	February 23, 2016	(0.479	%)(3)	The EURO STOXX 50 Index	$(956)	$(391,930)	$—	$(392,886)

(1) For the six months ended April 30, 2015, the average notional value of total return swaps of Absolute Return Multi-Manager was $6,863,230.

(2) EUR Euro

(3) 1 month EURIBOR minus 0.45% at April 15, 2015.

Long Short Multi-Manager Fund

			Rate Type
Swap Counterparty	Notional Amount(1)	Termination Date	Variable-rate Payments Made/ (Received) by the Fund		Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Upfront Payments	Total Fair Value
J.P. Morgan Chase Bank, N.A.	$355,582	April 15, 2016	0.710	%(2)	BOC Hong Kong Holdings Ltd.	$(13)	$802	$—	$789
J.P. Morgan Chase Bank, N.A.	107,391	April 8, 2016	0.741	%(3)	Chongging Rural Commercial Bank	(4)	4,947	—	4,943
J.P. Morgan Chase Bank, N.A.	12,698	April 4, 2016	1.930	%(4)	Piraeus Bank SA	(9)	1,927	—	1,918
J.P. Morgan Chase Bank, N.A.	EUR(5) 165,864	February 19, 2016	(0.479	%)(6)	The EURO STOXX 50 Index	(33)	(10,351)	—	(10,384)
Total						$(59)	$(2,675)	$—	$(2,734)

(1) For the six months ended April 30, 2015, the average notional value of total return swaps for Long Short Multi-Manager was $255,393.

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(2) 1 month HIBOR plus 0.50% at April 15, 2015.

(3) 1 month HIBOR plus 0.50% at April 15, 2015.

(4) 1 month LIBOR plus 1.75% at April 15, 2015.

(5) EUR Euro

(6) 1 month EURIBOR minus 0.45% at April 15, 2015.

Forward foreign currency contracts: During the six months ended April 30, 2015, each Fund used forward contracts to hedge foreign currency.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) from forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

At April 30, 2015, open forward contracts for each Fund were as follows:

Absolute Return Multi-Manager

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan Chase Bank, N.A.	3,526,415	$2,738,389	05/20/15	$49,729
Australian Dollar	J.P. Morgan Chase Bank, N.A.	3,288,000	2,629,059	05/29/15	(30,779)
Brazilian Real	J.P. Morgan Chase Bank, N.A.	934,900	296,089	05/20/15	12,423
Brazilian Real	J.P. Morgan Chase Bank, N.A.	13,713,554	4,298,920	06/02/15	204,824
Canadian Dollar	J.P. Morgan Chase Bank, N.A.	1,343,500	1,069,752	05/20/15	43,548
Czech Koruna	J.P. Morgan Chase Bank, N.A.	29,344,000	1,201,334	05/20/15	(637)
Danish Krone	J.P. Morgan Chase Bank, N.A.	9,887,230	1,521,115	05/20/15	(33,209)
Euro	J.P. Morgan Chase Bank, N.A.	11,650,775	13,057,882	05/20/15	26,892
Hong Kong Dollar	J.P. Morgan Chase Bank, N.A.	10,549,900	1,361,253	05/20/15	(69)
Japanese Yen	J.P. Morgan Chase Bank, N.A.	694,022,751	5,789,209	05/20/15	24,170
Norwegian Krone	J.P. Morgan Chase Bank, N.A.	9,523,000	1,252,434	05/20/15	11,685
Philippine Peso	J.P. Morgan Chase Bank, N.A.	89,380,445	1,996,882	05/20/15	5,612
Pound Sterling	J.P. Morgan Chase Bank, N.A.	911,400	1,367,198	05/20/15	31,633
Swedish Krona	J.P. Morgan Chase Bank, N.A.	19,316,200	2,292,689	05/20/15	25,974
Swiss Franc	J.P. Morgan Chase Bank, N.A.	3,175,700	3,282,972	05/20/15	122,802
Thai Baht	J.P. Morgan Chase Bank, N.A.	48,762,200	1,480,783	05/20/15	(2,346)
Total					$492,252

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Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan Chase Bank, N.A.	9,801,954	$7,559,285	05/20/15	$(190,512)
Brazilian Real	J.P. Morgan Chase Bank, N.A.	934,900	293,948	05/20/15	(14,564)
Brazilian Real	J.P. Morgan Chase Bank, N.A.	22,256,314	7,576,319	06/02/15	267,001
Canadian Dollar	J.P. Morgan Chase Bank, N.A.	6,112,295	4,909,681	05/20/15	(155,312)
Danish Krone	J.P. Morgan Chase Bank, N.A.	9,887,230	1,498,545	05/20/15	10,639
Euro	J.P. Morgan Chase Bank, N.A.	630,000	716,268	05/07/15	8,846
Euro	J.P. Morgan Chase Bank, N.A.	18,716,179	21,087,349	05/20/15	67,547
Euro	J.P. Morgan Chase Bank, N.A.	2,676,000	2,937,722	05/29/15	(68,012)
Euro	J.P. Morgan Chase Bank, N.A.	632,000	704,938	07/16/15	(5,407)
Hong Kong Dollar	J.P. Morgan Chase Bank, N.A.	39,203,734	5,055,174	05/20/15	(3,023)
Israeli New Shekel	J.P. Morgan Chase Bank, N.A.	4,226,737	1,048,520	05/20/15	(46,046)
Japanese Yen	J.P. Morgan Chase Bank, N.A.	9,313,183,795	78,261,671	05/20/15	251,166
Norwegian Krone	J.P. Morgan Chase Bank, N.A.	9,523,000	1,220,299	05/20/15	(43,820)
Philippine Peso	J.P. Morgan Chase Bank, N.A.	89,380,445	2,020,354	05/20/15	17,859
Pound Sterling	J.P. Morgan Chase Bank, N.A.	566,000	869,229	05/07/15	440
Pound Sterling	J.P. Morgan Chase Bank, N.A.	1,098,724	1,661,691	05/20/15	(24,649)
Pound Sterling	J.P. Morgan Chase Bank, N.A.	573,000	884,689	07/16/15	5,588
South African Rand	J.P. Morgan Chase Bank, N.A.	60,956,088	5,111,942	05/20/15	1,738
Swedish Krona	J.P. Morgan Chase Bank, N.A.	6,436,466	762,144	05/20/15	(10,471)
Swiss Franc	J.P. Morgan Chase Bank, N.A.	6,159,500	6,478,428	05/20/15	(127,317)
Thai Baht	J.P. Morgan Chase Bank, N.A.	48,762,200	1,478,678	05/20/15	240
Total					$(58,069)

Long Short Multi-Manager

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan Chase Bank, N.A.	71,800	$56,163	05/20/15	$604
Australian Dollar	J.P. Morgan Chase Bank, N.A.	128,000	102,348	05/29/15	(1,198)
Brazilian Real	J.P. Morgan Chase Bank, N.A.	106,900	33,856	05/20/15	1,420
Brazilian Real	J.P. Morgan Chase Bank, N.A.	392,551	123,057	06/02/15	5,863
Canadian Dollar	J.P. Morgan Chase Bank, N.A.	46,600	37,096	05/20/15	1,520
Czech Koruna	J.P. Morgan Chase Bank, N.A.	947,936	38,443	05/20/15	345
Danish Krone	J.P. Morgan Chase Bank, N.A.	280,190	43,106	05/20/15	(941)
Euro	J.P. Morgan Chase Bank, N.A.	367,454	410,450	05/20/15	2,232
Hong Kong Dollar	J.P. Morgan Chase Bank, N.A.	239,500	30,903	05/20/15	(2)
Japanese Yen	J.P. Morgan Chase Bank, N.A.	16,717,200	140,784	05/20/15	(755)
Norwegian Krone	J.P. Morgan Chase Bank, N.A.	314,697	40,996	05/20/15	778
Philippine Peso	J.P. Morgan Chase Bank, N.A.	3,774,483	84,327	05/20/15	237
Pound Sterling	J.P. Morgan Chase Bank, N.A.	25,933	39,192	05/20/15	610
Swedish Krona	J.P. Morgan Chase Bank, N.A.	589,160	69,834	05/20/15	886
Swiss Franc	J.P. Morgan Chase Bank, N.A.	111,467	115,029	05/20/15	4,514
Thai Baht	J.P. Morgan Chase Bank, N.A.	1,734,594	52,675	05/20/15	(83)
Total					$16,030

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Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan Chase Bank, N.A.	285,277	$219,986	05/20/15	$(5,567)
Brazilian Real	J.P. Morgan Chase Bank, N.A.	106,900	33,611	05/20/15	(1,665)
Brazilian Real	J.P. Morgan Chase Bank, N.A.	504,350	171,831	06/02/15	6,194
Canadian Dollar	J.P. Morgan Chase Bank, N.A.	204,586	163,944	05/20/15	(5,587)
Danish Krone	J.P. Morgan Chase Bank, N.A.	280,190	42,466	05/20/15	300
Euro	J.P. Morgan Chase Bank, N.A.	589,311	659,808	05/20/15	(2,036)
Euro	J.P. Morgan Chase Bank, N.A.	103,000	113,074	05/29/15	(2,618)
Hong Kong Dollar	J.P. Morgan Chase Bank, N.A.	719,693	92,777	05/20/15	(80)
Israeli New Shekel	J.P. Morgan Chase Bank, N.A.	140,875	34,944	05/20/15	(1,538)
Japanese Yen	J.P. Morgan Chase Bank, N.A.	403,956,943	3,387,694	05/20/15	4,009
Norwegian Krone	J.P. Morgan Chase Bank, N.A.	314,697	40,207	05/20/15	(1,567)
Philippine Peso	J.P. Morgan Chase Bank, N.A.	3,774,483	85,170	05/20/15	606
Pound Sterling	J.P. Morgan Chase Bank, N.A.	32,019	48,447	05/20/15	(696)
South African Rand	J.P. Morgan Chase Bank, N.A.	2,114,349	175,694	05/20/15	(1,560)
Swedish Krona	J.P. Morgan Chase Bank, N.A.	204,475	24,216	05/20/15	(328)
Swiss Franc	J.P. Morgan Chase Bank, N.A.	210,767	219,801	05/20/15	(6,235)
Thai Baht	J.P. Morgan Chase Bank, N.A.	1,734,594	52,523	05/20/15	(69)
Total					$(18,437)

For the six months ended April 30, 2015, Absolute Return Multi-Manager's and Long Short Multi-Manager's investments in forward contracts had an average value of $105,857,184 and $3,717,522, respectively.

Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding options are held in escrow by the custodian bank.

Written option transactions were used in an attempt to generate incremental returns for Absolute Return Multi-Manager and Long Short Multi-Manager for the six months ended April 30, 2015. Written option transactions for Absolute Return Multi-Manager and Long Short Multi-Manager for the six months ended April 30, 2015 were as follows:

Absolute Return Multi-Manager

	Number of Contracts	Premium Received
Outstanding 10/31/14	29,136	$3,120,532
Options written	25,992	4,964,086
Options closed	(30,112)	(3,942,810)
Options exercised	(33)	(5,568)
Options expired	(6,864)	(1,414,089)
Outstanding 4/30/15	18,119	$2,722,151

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Long Short Multi-Manager

	Number of Contracts	Premium Received
Outstanding 10/31/14	—	$—
Options written	96	21,610
Options closed	(14)	(1,511)
Options exercised	—	—
Options expired	—	—
Outstanding 4/30/15	82	$20,099

Premiums paid by a Fund upon purchasing a call or put option are recorded in the Assets section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Purchased option transactions were used in an attempt to manage or adjust the risk profile and the investment exposure of each Fund to certain securities and enhance returns for the six months ended April 30, 2015.

For the six months ended April 30, 2015, Absolute Return Multi-Manager and Long Short Multi-Manager had an average market value of $5,876,058 and $39,072 in purchased options, respectively, and $(1,681,391) and $(11,103) in written options, respectively.

At April 30, 2015, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Total
Absolute Return Multi-Manager
OTC credit default swaps	Open swap contracts, at value	$661,127	$—	$—	$661,127
Equity swaps	Open swap contracts, at value	—	—	1,694,005	1,694,005
Forward contracts	Receivable for open forward foreign currency contracts	—	1,190,356	—	1,190,356
Option contracts purchased	Investments in securities, at value	—	—	5,380,952	5,380,952
Total Value—Assets		$661,127	$1,190,356	$7,074,957	$8,926,440
Long Short Multi-Manager
Equity swaps	Open swap contracts, at value		$—	$170,244	$170,244
Forward contracts	Receivable for open forward foreign currency contracts		30,118	—	30,118
Total return swaps	Open swap contracts, at value		—	7,650	7,650
Total Value—Assets			$30,118	$177,894	$208,012

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Liability Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Total
Absolute Return Multi-Manager
OTC credit default swaps	Open swap contracts, at value	$(435,033)	$—	$—	$(435,033)
Total return swaps	Open swap contracts, at value	—	—	(392,886)	(392,886)
Centrally cleared credit default index swaps	Receivable/Payable for variation margin on open centrally cleared swap contracts(2)	—	—	(1,446,342)	(1,446,342)
Financial futures	Receivable/Payable for variation margin on financial futures contracts(1)	—	—	(47,206)	(47,206)
Forward contracts	Payable for open forward foreign currency contracts	—	(756,173)	—	(756,173)
Option contracts written	Written options,at value	—	—	(2,044,801)	(2,044,801)
Total Value—Liabilities		$(435,033)	$(756,173)	$(3,931,235)	$(5,122,441)
Long Short Multi-Manager
Forward contracts	Payable for open forward foreign currency contracts		$(32,525)	$—	$(32,525)
Total return swaps	Open swap contracts, at value		—	(10,384)	(10,384)
Option contracts written	Option contracts written, at value		—	(17,445)	(17,445)
Total Value—Liabilities			$(32,525)	$(27,829)	$(60,354)

(1) "Financial futures" reflects the cumulative appreciation (depreciation) of financial futures as of April 30, 2015, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of April 30, 2015, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on financial futures contracts."

(2) "Centrally cleared credit default index swaps" reflects the cumulative unrealized appreciation (depreciation) of centrally cleared credit default index swaps as of April 30, 2015, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments". Only the current day's variation margin on open centrally cleared credit default index swaps contracts is reported within the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on open centrally cleared swap contracts."

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The impact of the use of these derivative instruments on the Statement of Operations during the six months ended April 30, 2015, was as follows:

Absolute Return Multi-Manager

Realized Gain (Loss)

Derivative Type	Statements of Operations Location	Credit Risk	Currency Risk	Equity Risk	Total
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	$—	$16,065,609	$—	$16,065,609
Financial futures	Net realized gain (loss) on: financial futures contracts	—	—	(53,122)	(53,122)
Option contracts written	Net realized gain (loss) on: option contracts written	—	—	3,227,449	3,227,449
Option contracts purchased	Net realized gain(loss) on: sales of investment securities of unaffiliated issuers	—	—	(9,889,300)	(9,889,300)
Swap contracts	Net realized gain (loss) on: swaps contracts	554,346	—	(7,350,695)	(6,796,349)
Total Realized Gain (Loss)		$554,346	$16,065,609	$(14,065,668)	$2,554,287
Long Short Multi-Manager
Forward contracts	Net realized gain (loss) on: forward foreign currency exchange contracts	$—	$582,342	$—	$582,342
Option contracts written	Net realized gain (loss) on: option contracts written	—	—	(921)	(921)
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	—	—	(14,716)	(14,716)
Swap contracts	Net realized gain (loss) on: swap contracts	—	—	(123,332)	(123,332)
Total Realized Gain (Loss)		$—	$582,342	$(138,969)	$443,373
Change in Appreciation (Depreciation)
	Statements of Operations Location	Credit Risk	Currency Risk	Equity Risk	Total
Derivative Type
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	$—	$(8,519,403)	$—	$(8,519,403)
Financial futures	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	—	—	(8,437)	(8,437)

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	Statements of Operations Location	Credit Risk	Currency Risk	Equity Risk	Total
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: options contracts written	—	—	(203,506)	(203,506)
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	—	—	1,244,061	1,244,061
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: swap contracts	(1,170,143)	—	6,242,568	5,072,425
Total Change in Appreciation (Depreciation)		$(1,170,143)	$(8,519,403)	$7,274,686	$(2,414,860)
Long Short Multi-Manager
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	$—	$(336,539)	$—	$(336,539)
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: option contracts written	—	—	2,654	2,654
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	—	—	(24,547)	(24,547)
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: swap contracts	—	—	182,036	182,036
Total Change in Appreciation (Depreciation)		$—	$(336,539)	$160,143	$(176,396)

The Funds disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Funds' derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present the Funds' derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Funds for assets and pledged by the Funds for liabilities as of April 30, 2015.

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Absolute Return Multi-Manager

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
OTC credit default swaps	$661,127	$—	$661,127
Equity swaps	1,694,005	—	1,694,005
Forward contracts	1,190,356	—	1,190,356
Total	$3,545,488	$—	$3,545,488

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
J.P. Morgan Chase Bank N.A.	$3,545,488	$(756,173)	$—	$2,789,315

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
OTC credit default swaps	$(435,033)	$—	$(435,033)
Total return swaps	(392,886)	—	(392,886)
Forward contracts	(756,173)	—	(756,173)
Total	$(1,584,092)	$—	$(1,584,092)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
J.P. Morgan Chase Bank N.A.	$(1,584,092)	$756,173	$827,919	$—

(a) Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b) Net Amount represents amounts subject to loss as of April 30, 2015, in the event of a counterparty failure.

(c) Net Amount represents amounts under-collateralized by the Fund to each counterparty as of April 30, 2015.

Long Short Multi-Manager

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Equity swaps	$170,244	$—	$170,244
Forward contracts	30,118	—	30,118
Total return swaps	7,650	—	7,650
Total	$208,012	$—	$208,012

77

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
J.P. Morgan Chase Bank N.A.	$208,011	$(30,118)	$—	$177,893

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Total return swaps	$(10,384)	$—	$(10,384)
Forward contracts	(32,525)	30,118	(2,407)
Total	$(42,909)	$30,118	$(12,791)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
J.P. Morgan Chase Bank N.A.	$(42,409)	$30,118	$12,291	$—

(a) Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b) Net Amount represents amounts subject to loss as of April 30, 2015, in the event of a counterparty failure.

(c) Net Amount represents amounts under-collateralized by the Fund to each counterparty as of April 30, 2015.

13 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14 Expense offset arrangement: Absolute Return Multi-Manager has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2015, the impact of this arrangement was a reduction of expenses of $716.

15 Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended April 30, 2015, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.64% and 1.70% of Absolute Return Multi-Manager's and Long Short Multi- Manager's average daily net assets, respectively.

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Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, Class A and Class C of each Fund pays Management an administration fee at the annual rate of 0.20% of its average daily net assets and Class R6 of Absolute Return Multi-Manager pays Management an administration fee at the annual rate of 0.02% of its average daily net assets under this agreement. Additionally, Management retains JPM as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under the agreement.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to each Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, as of August 12, 2014, fees related to short sales and dividend and interest expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense. During the six months ended April 30, 2015, the following classes repaid Management under their contractual expense limitation agreements as follows:

Class	Expenses Repaid to Management
Absolute Return Multi-Manager Institutional Class	$474,085
Absolute Return Multi-Manager Class A	53,050
Absolute Return Multi-Manager Class C	28,751
Absolute Return Multi-Manager Class R6	8,230

At April 30, 2015, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed in Fiscal Period Ending, October 31,
			2012	2013	2014		2015
	Contractual		Subject to Repayment until October 31,
Class	Expense Limitation(1)	Expiration	2015	2016	2017		2018
Absolute Return Multi-Manager Institutional Class(2)	1.97%	10/31/18	$342,287	$447,655	$759,554		$—
Absolute Return Multi-Manager Class A(2)	2.33%	10/31/18	—	137,135	316,015		—
Absolute Return Multi-Manager Class C(2)	3.08%	10/31/18	—	—	71,396		—
Absolute Return Multi-Manager Class R6	1.90%	10/31/18	—	—	9,923	(4)	—
Long Short Multi-Manager Institutional Class	1.97%	10/31/18	—	—	459,171	(3)	200,282
Long Short Multi-Manager Class A	2.33%	10/31/18	—	—	13,772	(3)	4,907
Long Short Multi-Manager Class C	3.08%	10/31/18	—	—	6,443	(3)	2,000

(1) Expense limitation per annum of the respective class' average daily net assets.

(2) Prior to February 28, 2013, the contractual expense limitations were 2.45%, 2.81% and 3.56% for the Institutional Class, Class A and Class C shares, respectively. In addition, from January 2, 2013 to February 28, 2013, Management had voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of

79

Institutional Class, Class A and Class C shares so that their Operating Expenses were limited to 1.97%, 2.33% and 3.08%, respectively, per annum of their average daily net assets. These voluntarily waived fees are not subject to recovery by Management.

(3) Period from December 19, 2013 (Commencement of Operations) to October 31, 2014.

(4) Period from December 31, 2013 (Commencement of Operations) to October 31, 2014.

NB Alternative Investment Management LLC ("NBAIM"), as the investment adviser to the Funds, is retained by Management to provide day-to-day investment management services, including oversight of each Fund's investments and handling its day-to-day business, including the oversight of the subadvisers' investment activities, and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBAIM. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBAIM and/or Management.

Management and NBAIM engage Blue Jay Capital Management, LLC, Cloud Gate Capital LLC, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, Lazard Asset Management LLC, Levin Capital Strategies, L.P., MacKay Shields LLC, SLS Management, LLC, Sound Point Capital Management, L.P., and Visium Asset Management, LP as subadvisers of Absolute Return Multi-Manager to provide investment management services. Management and NBAIM engage Blue Jay Capital Management, LLC, Cloud Gate Capital LLC, Cramer Rosenthal McGlynn, LLC, Lazard Asset Management LLC, Levin Capital Strategies, L.P. and SLS Management, LLC as subadvisers of Long Short Multi-Manager to provide investment management services. Management compensates the subadvisers out of the investment advisory fees it receives from each Fund.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2015, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Absolute Return Multi-Manager Class A	$7,658	$—	$—	$—
Absolute Return Multi-Manager Class C	—	28,404	—	—
Long Short Multi-Manager Class A	—	—	—	—
Long Short Multi-Manager Class C	—	—	—	—

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Note C—Securities Transactions:

During the six months ended April 30, 2015, there were purchase and sale transactions of long-term securities (excluding equity swaps, total return swaps, credit default swaps, forward contracts, financial futures and option contracts) as follows:

	Purchases	Securities Sold Short	Sales	Covers on Securities Sold Short
Absolute Return Multi-Manager	$3,636,714,326	$867,835,191	$3,518,569,852	$862,399,955
Long Short Multi-Manager	112,068,734	28,630,845	103,308,326	25,929,247

During the six months ended April 30, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2015 and for the year ended October 31, 2014 was as follows:

	For the Six Months Ended April 30, 2015				For the Year Ended October 31, 2014
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Absolute Return Multi-Manager:
Institutional Class	28,575,199	2,935,348	(37,176,259)	(5,665,712)	113,457,577	238,078	(27,639,014)	86,056,641
Class A	4,919,097	449,484	(7,930,478)	(2,561,897)	37,374,025	100,758	(26,819,529)	10,655,254
Class C	1,076,737	143,890	(1,630,726)	(410,099)	7,568,959	16,621	(687,034)	6,898,546
Class R6	—	85,584	(1,538,475)	(1,452,891)	3,539,971	—	(592,168)	2,947,803
Long Short Multi-Manager:
Institutional Class	586,374	24,496	(479,234)	131,636	3,102,815	—	(136,312)	2,966,503	(1)
Class A	33,780	463	(40,877)	(6,634)	126,914	—	(43,228)	83,686	(1)
Class C	12,892	201	(6,687)	6,406	26,084	—	(1,777)	24,307	(1)

(1) Period from December 19, 2013 (Commencement of Operations) to October 31, 2014.

Other: At April 30, 2015, there was an affiliated investor owning 41.9% of Long Short Multi-Manager's outstanding shares.

Note E—Subsequent Event:

Subsequent to April 30, 2015, each Fund became a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Under the terms of the Credit Facility, each Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest

81

charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00%, or (0.00)% per share are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Absolute Return Multi-Manager Fund
Institutional Class
4/30/15 (Unaudited)	$11.00	$0.04	$0.31	$0.35	$(0.07)	$(0.23)	$—	$(0.30)	$11.05	3.33	%**	$1,218.0	2.64	%*	1.97	%*	2.64	%*Ø§	1.97	%*Ø§	0.77	%*	221	%**	226	%**
10/31/14	$10.86	$(0.01)	$0.22	$0.21	$—	$(0.07)	$—	$(0.07)	$11.00	1.96%		$1,275.3	2.64%		2.13%		2.55	%Ø	2.04	%Ø	(0.10%)		329%		257%
10/31/13	$10.00	$(0.08)	$1.00	$0.92	$(0.02)	$(0.04)	$—	$(0.06)	$10.86	9.19%		$324.3	2.89%		2.60%		2.30	%Ø	2.01	%Ø	(0.74%)		421%		330%
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.08)	$0.08	$—	$—	$—	$—	$—	$10.00	0.00	%**	$33.2	7.86	%*‡	7.50	%*‡	2.81	%*‡	2.45	%*‡	(1.81	%)*‡	270	%**	213	%**
Class A
4/30/15 (Unaudited)	$10.92	$0.02	$0.32	$0.34	$(0.03)	$(0.23)	$—	$(0.26)	$11.00	3.15	%**	$215.7	3.00	%*	2.33	%*	3.00	%*Ø§	2.33	%*Ø§	0.43	%*	221	%**	226	%**
10/31/14	$10.82	$(0.04)	$0.21	$0.17	$—	$(0.07)	$—	$(0.07)	$10.92	1.60%		$242.2	3.02%		2.49%		2.90	%Ø	2.38	%Ø	(0.40%)		329%		257%
10/31/13	$9.99	$(0.12)	$0.99	$0.87	$—	$(0.04)	$—	$(0.04)	$10.82	8.70%		$124.7	3.27%		2.99%		2.62	%Ø	2.34	%Ø	(1.17%)		421%		330%
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.09)	$0.08	$(0.01)	$—	$—	$—	$—	$9.99	(0.10	%)**	$1.8	8.67	%*‡	8.26	%*‡	3.22	%*‡	2.81	%*‡	(2.02	%)*‡	270	%**	213	%**
Class C
4/30/15 (Unaudited)	$10.72	$(0.02)	$0.30	$0.28	$—	$(0.23)	$—	$(0.23)	$10.77	2.71	%**	$91.3	3.75	%*	3.08	%*	3.75	%*Ø§	3.08	%*Ø§	(0.35	%)*	221	%**	226	%**
10/31/14	$10.71	$(0.13)	$0.21	$0.08	$—	$(0.07)	$—	$(0.07)	$10.72	0.77%		$95.3	3.77%		3.26%		3.66	%Ø	3.15	%Ø	(1.18%)		329%		257%
10/31/13	$9.95	$(0.21)	$1.01	$0.80	$—	$(0.04)	$—	$(0.04)	$10.71	8.03%		$21.3	4.01%		3.72%		3.38	%Ø	3.09	%Ø	(1.94%)		421%		330%
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.13)	$0.08	$(0.05)	$—	$—	$—	$—	$9.95	(0.50	%)**	$0.2	13.12	%*‡	12.74	%*‡	3.94	%*‡	3.56	%*‡	(2.86	%)*‡	270	%**	213	%**
Class R6
4/30/15 (Unaudited)	$11.01	$0.08	$0.27	$0.35	$(0.08)	$(0.23)	$—	$(0.31)	$11.05	3.29	%**	$16.5	2.62	%*	1.90	%*	2.62	%*Ø§	1.90	%*Ø§	1.44	%*	221	%**	226	%**
Period from 12/31/2013^ to 10/31/2014	$10.99	$0.01	$0.01	$0.02	$—	$—	$—	$—	$11.01	0.18	%**	$32.5	2.56	%*	2.08	%*	2.46	%*Ø	1.98	%*Ø	0.10	%*	329%		257	%ØØ
See Notes to Financial Highlights

83

84

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Long Short Multi-Manager Fund
Institutional Class
4/30/15 (Unaudited)	$10.39	$(0.08)	$0.38	$0.30	$(0.02)	$(0.07)	$—	$(0.09)	$10.60	2.88	%**	$32.8	4.06	%*	3.23	%*	2.80	%*	1.97	%*	(1.46	%)*	310	%**	329	%**
Period from 12/19/2013^ to 10/31/2014	$10.00	$(0.11)	$0.50	$0.39	$—	$—	$—	$—	$10.39	3.90	%**	$30.8	5.09	%*‡	4.50	%*‡	2.64	%*‡	2.05	%*‡	(1.26	%)*‡	293	%**	168	%**
Class A
4/30/15 (Unaudited)	$10.36	$(0.09)	$0.36	$0.27	$—	$(0.07)	$—	$(0.07)	$10.56	2.64	%**	$0.8	4.46	%*	3.62	%*	3.16	%*	2.33	%*	(1.80	%)*	310	%**	329	%**
Period from 12/19/2013^ to 10/31/2014	$10.00	$(0.15)	$0.51	$0.36	$—	$—	$—	$—	$10.36	3.60	%**	$0.9	5.87	%*‡	5.30	%*‡	2.99	%*‡	2.42	%*‡	(1.66	%)*‡	293	%**	168	%**
Class C
4/30/15 (Unaudited)	$10.29	$(0.13)	$0.37	$0.24	$—	$(0.07)	$—	$(0.07)	$10.46	2.36	%**	$0.3	5.22	%*	4.38	%*	3.92	%*	3.08	%*	(2.57	%)*	310	%**	329	%**
Period from 12/19/2013^ to 10/31/2014	$10.00	$(0.21)	$0.50	$0.29	$—	$—	$—	$—	$10.29	2.90	%**	$0.3	8.18	%*‡	7.59	%*‡	3.73	%*‡	3.15	%*‡	(2.34	%)*‡	293	%**	168	%**

See Notes to Financial Highlights

85

86

Notes to Financial Highlights

@ Calculated based on the average number of shares outstanding during each fiscal period.

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡ Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

** Not annualized.

* Annualized.

^ The date investment operations commenced.

Ø After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales		Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Six Months Ended April 30, 2015		Year Ended October 31, 2014			Year Ended October 31, 2013
Absolute Return Multi-Manager Fund Institutional Class	2.64%	1.97%	2.55%	2.04%		2.30%	2.01%
Absolute Return Multi-Manager Fund Class A	3.00%	2.33%	2.90%	2.38%		2.63%	2.35%
Absolute Return Multi-Manager Fund Class C	3.75%	3.08%	3.66%	3.15%		3.39%	3.10%
Absolute Return Multi-Manager Fund Class R6	2.62%	1.90%	2.46%	1.98	%(1)	—	—

(1) Period from December 31, 2013 (Commencement of Operations) to October 31, 2014.

ØØ Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2014 for Absolute Return Multi-Manager.

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Notes to Financial Highlights (cont'd)

§ After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Six Months Ended April 30, 2015
Absolute Return Multi-Manager Fund Institutional Class	2.56%	1.89%
Absolute Return Multi-Manager Fund Class A	2.95%	2.27%
Absolute Return Multi-Manager Fund Class C	3.69%	3.01%
Absolute Return Multi-Manager Fund Class R6	2.54%	1.86%

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Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

NB Alternative Investment Management LLC
605 Third Avenue, 22nd Floor
New York, NY 10158

Blue Jay Capital Management, LLC
2121 Avenue of the Stars, Suite 2420
Los Angeles, CA 90067

Cloud Gate Capital LLC
900 North Michigan Avenue, Suite 1600
Chicago, IL 60611

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

GAMCO Asset Management Inc.
One Corporate Center
Rye, NY 10580

Good Hill Partners LP
1599 Post Road East
Westport, CT 06880

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112

Levin Capital Strategies, L.P.
595 Madison Avenue, 17th Floor
New York, NY 10022

MacKay Shields LLC
1345 Avenue of the Americas, 43rd Floor
New York, NY 10105

SLS Management, LLC
140 West 57th Street, 7th Floor
New York, New York 10019

Sound Point Capital Management, L.P.
375 Park Avenue
New York, NY 10152

Visium Asset Management, LP
888 Seventh Avenue, 22nd Floor
New York, NY 10019

Custodian

J.P. Morgan Chase Bank, N.A.
14201 Dallas Parkway
Dallas, TX 75254

Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

89

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, upon request, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

90

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91

Investment manager: Neuberger Berman Management LLC

Investment adviser: NB Alternative Investment Management LLC

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

N0087 06/15

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares

Flexible Select Fund

Global Allocation Fund

Inflation Managed Fund
(Formerly Inflation Navigator Fund)

Long Short Fund

Multi-Asset Income Fund

Semi-Annual Report

April 30, 2015

Contents

THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Flexible Select Fund	2
Global Allocation Fund	4
Inflation Managed Fund (Formerly Inflation Navigator Fund)	6
Long Short Fund	8
Multi-Asset Income Fund	10
FUND EXPENSE INFORMATION	15
SCHEDULE OF INVESTMENTS/TOP TEN HOLDINGS
Flexible Select Fund	17
Global Allocation Fund	23
Positions by Industry	34
Inflation Managed Fund (Formerly Inflation Navigator Fund)	37
Long Short Fund	41
Multi-Asset Income Fund	47
FINANCIAL STATEMENTS	61
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA
Flexible Select Fund	97
Global Allocation Fund	97
Inflation Managed Fund (Formerly Inflation Navigator Fund)	99
Long Short Fund	101
Multi-Asset Income Fund	101
Directory	104
Proxy Voting Policies and Procedures	105
Quarterly Portfolio Schedule	105
Board Consideration of the Management and Sub-Advisory Agreements	106

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for Neuberger Berman Flexible Select Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Inflation Managed Fund (formerly Neuberger Berman Inflation Navigator Fund), and Neuberger Berman Long Short Fund. This report also includes the new Neuberger Berman Multi-Asset Income Fund, which was launched on March 27, 2015.

The global financial markets experienced periods of volatility but largely generated positive results during the six months ended April 30, 2015. Investor sentiment was challenged at times given mixed global economic data, questions regarding future central bank monetary policy and a host of geopolitical issues. Despite several setbacks, the global equity market posted positive returns during the period. In the U.S., the S&P 500® Index reached several new all-time highs. Elsewhere, optimism regarding the European Central Bank's aggressive actions to stimulate growth supported a number of international developed market equities. While emerging markets equities also rose, their gains were less robust. Within fixed income, longer-term Treasury yields declined and the yield curve flattened. Finally, inflation was largely benign, partially due to lower oil prices.

Looking ahead, we think the U.S. economy is likely to continue to strengthen as the year progresses. However, data suggest that expansion may be modest and is unlikely to trigger a sharp uptick in inflation. This scenario, along with ongoing slack in the broader global economy, leads us to believe the U.S. Federal Reserve's (Fed) initial interest rate hike will not occur until later in the year. Furthermore, we believe the Fed will take a cautious and measured approach in terms of monetary tightening after interest rate "liftoff" begins.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Flexible Select Fund Commentary

Neuberger Berman Flexible Select Fund Institutional Class generated a 3.32% total return for the six months ended April 30, 2015 but underperformed its benchmark, the Russell 3000® Index, which provided a 4.74% return. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund seeks to provide long-term capital appreciation with lower volatility than the broader equity market, with a focus on mitigating downside risk. To pursue this objective, the Fund combines the core securities selected by a diversified group of experienced Neuberger Berman portfolio managers, who have the flexibility to use an all-cap, all-style equity approach in addition to the incidental use of cash and bonds in an attempt to decrease risk. As of April 30, 2015, the allocation was 88.0% equity, 5.2% fixed income and 6.7% cash and cash equivalents.

Recent macroeconomic data in the U.S. have pointed to a slowdown after several quarters of solid economic growth. The March jobs report came in significantly below consensus, and wage growth has been generally flat. The advanced estimate of GDP for the first quarter of 2015 showed output in the U.S. increasing at 0.2%, well below expectations of 1%. The estimate was hurt, in part, by the strong dollar. However, transitory factors were at play as well: similar to last year, weather played a role, and the ports shutdown on the West Coast also contributed to disruptions. The Federal Open Market Committee (FOMC) also characterized the softer economic growth in the winter months as transitory. Nevertheless, in March the FOMC cut its projections for the expected path of the federal funds rate, implying a slower pace of tightening.

In the equity portion of the portfolio, industry sector allocation had a negative contribution to relative performance during the six-month period. The overweight to Energy versus the benchmark was the most significant detractor. Security selection had a positive contribution to relative performance. The largest contributions came from holdings in Financials and Consumer Staples. Conversely, the largest negative security selection came from holdings in Consumer Discretionary. From a sector perspective, Materials and Industrials ended up being the portfolio's largest and third largest overweights, respectively—positioning that reflected a positive outlook on the U.S. economy. Health Care ended up as the second largest overweight in the portfolio as the portfolio managers added to their positions in the large- and mega-cap pharmaceuticals space. The overweight to Energy decreased significantly during the reporting period as a result of both market movements and active trimming.

The portfolio's largest underweights ended up being Consumer Staples and Telecommunication Services, followed by Information Technology. The underweight to Information Technology increased slightly during the period as managers trimmed positions that have met price targets. The underweight to Financials, which was the largest underweight at the start of the period, has decreased meaningfully as managers selectively added names as the fundamentals for the sector improved.

Overall, we are optimistic on the U.S. economy and equity markets—we anticipate U.S. macroeconomic data will improve from the recent slowdown. However, we acknowledge that equity valuations in certain segments of the market are more expensive. We think the threat of increased volatility—from risks such as continued sluggishness in Europe, slower growth in China and other emerging economies, and ongoing geopolitical issues—as a factor that warrants caution. We believe that the onset of Fed tightening, when it does come, may ultimately mean the economy, employment and inflation are moving in a positive direction, which is an attractive backdrop for stocks.

Sincerely,

JOSEPH V. AMATO
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Flexible Select Fund

TICKER SYMBOLS

Institutional Class	NFLIX
Class A	NFLAX
Class C	NFLCX

SECTOR ALLOCATION

(as a % of Total Investments)

Consumer Discretionary	11.3%
Consumer Staples	5.2
Energy	7.4
Financials	14.5
Health Care	14.3
Industrials	11.5
Information Technology	15.5
Materials	5.2
Telecommunication Services	0.7
Utilities	2.3
Exchange Traded Funds	0.2
Mutual Funds	5.1
Short-Term Investments	6.8
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2015
	Date	04/30/2015	1 Year	Life of Fund
At NAV
Institutional Class	05/31/2013	3.32%	8.58%	11.89%
Class A	05/31/2013	3.13%	8.22%	11.48%
Class C	05/31/2013	2.86%	7.40%	10.68%
With Sales Charge
Class A		–2.82%	2.02%	8.10%
Class C		1.86%	6.40%	10.68%
Index
Russell 3000® Index[1,2]		4.74%	12.74%	15.23%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.22%, 1.70% and 2.44% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.89%, 1.25% and 2.00% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending April 30, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Allocation Fund Commentary

Neuberger Berman Global Allocation Fund1 Institutional Class generated a 4.76% total return for the 6 months ended April 30, 2015 and outperformed its custom benchmark, a 60/40 combination of the MSCI All Country World Index and the Barclays Global Aggregate Index, which provided a 2.38% return for the period. (Performance for all share classes is provided in the table immediately following this letter.) The benchmark changed during the reporting period; the prior custom benchmark was a 50/50 combination of the MSCI World Index and the J.P. Morgan Global Government Bond Index.

In January of 2015, the Fund was enhanced to include broader access to the firm's entire investment platform and two new portfolio managers were added to the portfolio. The Fund employs a diversified, flexible approach to accessing opportunities across the global marketplace. It incorporates both strategic and tactical asset allocation decision making and active management. Systematic and discretionary tactical overlays complement these allocations. As part of the change, the benchmark was modified as noted above.

In general, global equity markets generated positive returns during the reporting period. U.S. stocks lagged other regions, particularly since the beginning of 2015. ln terms of the fixed income markets, non-U.S. and emerging market debt fixed income were negative, while U.S. fixed income generated positive returns. The U.S. has seen some slowdown in jobs and wage data so far this year, as well as weak GDP growth hurt by a strong dollar. The outlook for the eurozone, on the other hand, improved, with upside GDP growth revisions due to a weaker euro, supportive wage increases, a near-term boost from lower oil prices, and the European Central Bank's monetary policy actions. China's growth has been slowing, but the country's leadership has proven itself willing to provide support in an effort to keep the economy on track.

In the period since the Fund's enhancement mentioned above, the largest positive contributor to the Fund's outperformance came from fixed income. Both the underweight to the asset class as a whole and security selection (the Fund's holdings were changed to be weighted toward short duration high income and emerging markets debt, and away from government securities), added to performance.

During the period, the Fund was overweighted to equities relative to its benchmark, a decision that further added to relative performance. Conversely, security selection in equities was a drag on returns. The Fund's use of opportunistic investments (derivatives [such as futures, swap contracts and forwards], currencies and tactical overlays) was an overall positive contributor to performance, while the presence of cash detracted slightly.

Looking ahead, we are optimistic on the global economy. We believe the recent weakness in the U.S. is temporary and that growth should re-accelerate. We believe growth in Europe will turn up and China will stabilize, albeit at a lower level. We anticipate inflation will remain subdued, but acknowledge the prospect of a modest increase in the second half of the year. We maintain a modest bias towards risk asset classes, while acknowledging that valuations in certain segments of the equity market have grown richer. Caution is warranted in what may be a higher-volatility environment going forward, with risks from the uncertain path of global growth and ongoing geopolitical issues. In fixed income, we favor credit, particularly high yield, over most developed market government securities. We also favor emerging markets debt with a bias toward hard currency sovereigns.

Sincerely,

ERIK KNUTZEN, BRADLEY TANK, WAI LEE AND AJAY JAIN
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

1 Much of the Fund's investment exposure is accomplished through the use of derivatives, including total return swaps, futures and forwards, which may not require the Fund to deposit the full notional amount of its investments with counterparties. The Fund's resulting cash balances are invested in money market mutual funds.

Global Allocation Fund

TICKER SYMBOLS

Institutional Class	NGLIX
Class A	NGLAX
Class C	NGLCX

PERFORMANCE HIGHLIGHTS3

		Six Month	Average Annual Total Return Ended 04/30/2015
	Inception Date	Period Ended 04/30/2015	1 Year	Life of Fund
At NAV
Institutional Class	12/29/2010	4.76%	1.93%	7.59%
Class A	12/29/2010	4.56%	1.63%	7.21%
Class C	12/29/2010	4.15%	0.82%	6.40%
With Sales Charge
Class A		–1.48%	–4.25%	5.76%
Class C		3.15%	–0.17%	6.40%
Index
60% MSCI All Country World Index and 40% Barclays Global Aggregate Index[1,2]		2.38%	3.23%	6.67%
MSCI All Country World Index[1,2]		5.24%	8.02%	9.66%
50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index[1,2]		1.79%	1.88%	6.11%
MSCI World Index[1,2]		5.38%	7.99%	10.89%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 3.13%, 3.51% and 4.26% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.53%, 1.89% and 2.64% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending April 30, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Inflation Managed Fund Commentary*

Neuberger Berman Inflation Managed Fund (previously Neuberger Berman Inflation Navigator Fund) Institutional Class generated a -0.39% total return for the six months ended April 30, 2015. During this same time period, the Barclays U.S. 1-10 Year Treasury Inflation-Protected Securities (TIPS) Index provided a 0.60% return while the U.S. Consumer Price Index declined 0.35%.1 (Performance for all share classes is provided in the table immediately following this letter.)

Despite several setbacks, the overall fixed income market posted a positive return over the six-month period. Short-term Treasury yields moved higher as the market anticipated a U.S. Federal Reserve (Fed) interest rate hike in 2015. In contrast, longer-term rates declined given a number of flights to quality triggered by geopolitical issues and concerns over global growth. The yield on the 10-year Treasury began the period at 2.34% and fell as low as 1.64% in late January 2015, before ending the period at 2.03%. Most non-Treasury securities produced positive returns, but generated mixed results versus equal-duration Treasuries. Finally, inflation expectations were muted during the reporting period.

The Fund's underperformance during the reporting period was driven by its allocations to commodities, master limited partnerships (MLPs) and energy-related equities. The Fund used Treasury futures during the reporting period to assist in managing its duration positioning, which was a drag on results. On the upside, the Fund's exposures to high yield corporate bonds, senior floating rate loans, TIPS and material equities contributed the most to portfolio performance. Elsewhere, the Fund's dynamic overlay (flexible use of strategies in an attempt to capitalize on short-term changes in inflation expectations) did not meaningfully impact performance during the period.

The Fund's use of futures detracted from the Fund's performance.

Looking ahead, we continue to believe the decision as to when the Fed will start raising rates will be data dependent. Thus far in 2015, economic data has been generally muted and inflation has remained benign. While oil prices have fallen sharply since their peak in June 2014, this has yet to equate to a meaningful increase in consumer spending. While we believe growth in the U.S. will gain some traction as the year progresses, we do not anticipate seeing a robust expansion. In such an environment, we anticipate that inflation will remain contained.

Sincerely,

THANOS BARDAS, ANDREW JOHNSON AND THOMAS J. MARTHALER
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

* Effective February 28, 2015, Neuberger Berman Inflation Navigator Fund changed its name to Neuberger Berman Inflation Managed Fund.

1 Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is one of the most frequently used statistics for identifying periods of inflation or deflation. The CPI is available monthly, so the value shown is from October 31, 2014 to April 30, 2015, and is not seasonally adjusted.

Inflation Managed Fund

TICKER SYMBOLS

Institutional Class	NDRIX
Class A	NDRAX
Class C	NDRCX

PORTFOLIO BY TYPE OF

INVESTMENT STRATEGY

(as a % of Total Investment Strategies)

Commodities	8.8%
Emerging Markets	8.3
Global Treasury Inflation Protected Securities	25.8
High Yield Securities	8.2
Loans	4.4
Master Limited Partnerships	14.0
Real Estate Investment Trusts	9.7
S&P Energy	10.6
S&P Materials	10.2
Total	100.0%

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

Common Stocks	44.3%
Government Securities	12.0
U.S. Treasury Securities	12.5
Mutual Funds	29.5
Short-Term Investments	1.2
Cash, receivables and other assets, less liabilities	0.5
Total	100.0%

PERFORMANCE HIGHLIGHTS4

		Six Month	Average Annual Total Return Ended 04/30/2015
	Inception Date	Period Ended 04/30/2015	1 Year	Life of Fund
At NAV
Institutional Class	12/19/2012	–0.39%	–0.30%	3.84%
Class A	12/19/2012	–0.61%	–0.71%	3.47%
Class C	12/19/2012	–0.98%	–1.44%	2.69%
With Sales Charge
Class A		–6.30%	–6.38%	0.92%
Class C		–1.96%	–2.42%	2.69%
Index
Barclays U.S. 1-10 Year
Treasury TIPS Index[1,2]		0.60%	0.97%	–1.12%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 3.53%, 3.95% and 4.74% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.00%, 1.36% and 2.11% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending April 30, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Fund Commentary

Neuberger Berman Long Short Fund Institutional Class generated a 1.88% total return for the six months ended April 30, 2015 but underperformed its primary benchmark, the HFRX Equity Hedge Index, which returned 3.76% for the period. The Fund also underperformed the S&P 500® Index, which provided a 4.40% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The global financial markets largely posted positive results during the reporting period. Still, there were periods of volatility given mixed global economic data, shifting central bank monetary policy, declining oil prices and a number of geopolitical issues. Economic growth in the U.S. moderated during the period, partially attributed to severe winter weather in parts of the country. Elsewhere, growth remained tepid in Europe and Japan.

We maintained our positive outlook on risk assets, such as equities and high yield bonds, during the reporting period. This was reflected in the Fund's net notional long exposure, which began the period at approximately 55% net long, then moved to a high of about 66% at the closing of the period. Given our outlook for an ongoing economic expansion in the U.S., we continued to favor more cyclical industries, including those within the Consumer Discretionary and Industrials sectors.

We categorize our long investment exposure into three groups: Capital Growth, Total Return and Opportunistic. During the period we reduced our allocation to Total Return in favor of Capital Growth. We found what seemed to us to be more compelling opportunities in Capital Growth relative to Total Return, as higher interest rates could negatively impact longer duration assets and cash flows. The portfolio's short exposure includes "Fundamental" shorts and "Market" shorts. During the period, our Market shorts consisted primarily of sector-based exchange traded funds, coupled with short futures positions on broad-based U.S. equity indices and U.S. Treasuries. During the period, we found more shorting opportunities based on underlying company fundamentals.

The Fund's use of futures and options detracted from the Fund's performance overall.

Looking ahead, our base case scenario still revolves around a modest economic expansion. However, we remain mindful that our constructive view on risk assets is not without risks. For example, while the U.S. Federal Reserve will most likely be gradual in its approach to an interest rate hike, a regime change from the past few years of robust global liquidity may bring about unintended consequences. We also monitor a weak Chinese economy that still struggles from an imbalanced economy. In Europe, persistent low to negative growth, combined with prolonged deflation concerns, remain key risks to the global economy. In our view, this will force European Central Bank policy makers to react with additional monetary stimulus to prevent a downward spiral in the region. Furthermore, we think deteriorating oil prices further destabilize an already unpredictable Russian state and Middle East region. We highlight these risks because the current environment necessitates a flexible approach. Moreover, we strongly believe the greatest risks to the global economy are still those that are unknown today—be they financial or geopolitical in nature. As always, we must be ready and able to adapt if the facts change.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Long Short Fund

TICKER SYMBOLS

Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Common Stocks	70.8%	(8.6)%
Corporate Debt Securities	9.0	—
Exchange Traded Funds	—	(5.6)
Purchased Options	0.1	—
Short-Term Investments	15.9	—
Cash, receivables and other assets, less liabilities	18.4	—
Total	114.2%	(14.2)%

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 04/30/2015
	Inception Date	Period Ended 04/30/2015	1 Year	Life of Fund
At NAV
Institutional Class	12/29/2011	1.88%	4.61%	9.25%
Class A	12/29/2011	1.61%	4.19%	8.85%
Class C	12/29/2011	1.24%	3.36%	8.05%
With Sales Charge
Class A		–4.25%	–1.82%	6.94%
Class C		0.24%	2.36%	8.05%
Index
HFRX Equity Hedge Index[1,2]		3.76%	5.09%	6.26%
S&P 500® Index[1,2]		4.40%	12.98%	19.06%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.73%, 2.11% and 2.85% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ending April 30, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Asset Income Fund Commentary

We are pleased to provide the first annual report for Neuberger Berman Multi-Asset Income Fund, which was launched on March 27, 2015. The Fund is designed as a flexible, actively-managed, multi-asset class income product focused on generating attractive income, with capital appreciation as a secondary objective. The Fund provides diversification across a broad array of asset classes and makes tactical allocation shifts as market conditions evolve.

Since its inception through April 30, 2015, the Fund generated a 1.22% total return and outperformed its custom benchmark, a 60/40 combination of the Barclays U.S. Aggregate Bond Index and the S&P 500® Index, which provided a 0.67% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund's portfolio management team employs a top-down approach to allocating across asset classes. The allocation to asset classes may be achieved by investing directly in securities or by investing in underlying funds, including affiliated funds and exchange-traded funds. Neuberger Berman's Asset Allocation Committee makes the top-down allocation decisions and has the flexibility to take advantage of tactical opportunities during market dislocations. The underlying portfolios are managed by a group of Neuberger Berman's leading investment professionals who make the actual security selection decisions.

Since the Fund's launch, security selection in both the equity and fixed income segments contributed positively to performance. Within equities, the Fund's holdings emphasized securities offering higher yields than the index. Within fixed income, the Fund's holdings were focused on short duration high income and emerging markets debt, and less on government securities.

The Fund's use of opportunistic investments (such as derivatives, specifically forward contracts) contributed positively to performance.

The Fund was initially constructed to reflect a modest overweight to equities and underweight to fixed income relative to the benchmark, reflecting our optimistic view of the global economy. We believe the recent weakness in the U.S. is temporary and that growth there should re-accelerate. We believe growth in Europe will turn up and China will stabilize, albeit at a lower level. We anticipate inflation to remain subdued, but acknowledge the prospect of a modest increase in the second half of the year. While we maintain a modest bias towards risk asset classes (e.g., high yield bonds, equities, currencies), we acknowledge that valuations in certain segments of the equity market have grown richer. Caution is warranted in what may be a higher-volatility environment going forward, with risks from the uncertain path of global growth and ongoing geopolitical issues. In fixed income, we favor credit, particularly high yield, over most developed market government securities. We also favor emerging markets debt with a bias toward hard currency sovereigns.

Sincerely,

ERIK KNUTZEN, BRADLEY TANK, WAI LEE AND AJAY JAIN
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Multi-Asset Income Fund

TICKER SYMBOLS

Institutional Class	NANIX
Class A	NANAX
Class C	NANCX
Class R6	NRANX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

Common Stocks	42.6%
Exchange Traded Funds	5.3
Mutual Funds	41.3
U.S. Treasury Securities	8.9
U.S. Government Agency Securities	1.0
Short-Term Investments	1.4
Liabilities, less cash, receivables and other assets	(0.5)
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception Date	Cumulative Total Return Ended 04/30/2015 Life of Fund
At NAV
Institutional Class	03/27/2015	1.22%
Class A	03/27/2015	1.19%
Class C	03/27/2015	1.12%
Class R6	03/27/2015	1.23%
With Sales Charge
Class A		–3.08%
Class C		0.12%
Index
60% Barclays U.S. Aggregrate Bond Index and 40% S&P 500® Index[1,2]		0.67%
Barclays U.S. Aggregate Bond Index[1,2]		0.07%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during the period shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2015 are 1.36%, 1.73%, 2.48% and 1.29% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated total annual operating expense ratios are 0.78%, 1.15%, 1.90% and 0.71% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the period from March 27 through April 30, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1 Please see "Glossary of Indices" on page 13 for a description of indices. Please note that individuals cannot invest directly in any index. The HFRX Equity Hedge Index takes into account fees and expenses of investing since it is based on the underlying hedge funds' net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2 The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3 During the period from December 29, 2010 through April 30, 2011, Neuberger Berman Global Allocation Fund had only one shareholder and the Fund was relatively small, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

4 Effective February 28, 2015, Neuberger Berman Inflation Navigator Fund changed its name to Neuberger Berman Inflation Managed Fund.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Barclays Global Aggregate Index:

The index measures global investment grade debt from twenty-four different local currency markets and includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers. The index is largely comprised of three major regional aggregate components: the Barclays U.S. Aggregate Bond Index, the Barclays Pan-European Aggregate Bond Index, and the Barclays Asian-Pacific Aggregate Index. In addition to securities from these three indices, the Barclays Global Aggregate Index also includes investment grade Eurodollar, Euro-Yen, Canadian, and 144A Index-eligible securities not already in these three indices.

Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

60% Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index:	The blended index is composed of 60% Barclays U.S. Aggregate Bond Index (described above) and 40% S&P 500® Index (described on following page), and is rebalanced monthly.
Barclays U.S. 1-10 Year Treasury Inflation-Protected Securities (TIPS) Index:

The index is the 1-10 year component of the Barclays U.S. TIPS Index (Series-L). The Barclays U.S. TIPS Index (Series-L) tracks the performance of inflation-protection securities issued by the U.S. Treasury.

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

MSCI All Country World Index:

The index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE.

60% MSCI All Country World Index and 40% Barclays Global Aggregate Index:	The blended index is composed of 60% MSCI All Country World Index (described above) and 40% Barclays Global Aggregate Index (described above), and is rebalanced monthly.

Glossary of Indices (cont'd)

MSCI World Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index:

The blended index is composed of 50% MSCI World Index (described above) and 50% J.P. Morgan Global Government Bond Index, and is rebalanced monthly. The J.P. Morgan Global Government Bond Index tracks the performance of local currency denominated bonds issued by developed market governments. The index consists of issues from the following 13 developed international bond markets: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

Russell 3000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the 3,000 largest U.S. public companies based on total market capitalization. The index is rebalanced annually in June.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2015 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 4/30/15 (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(4)
	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expenses Paid During the Period(1) 11/1/14 - 4/30/15		Expense Ratio	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expenses Paid During the Period(1) 11/1/14 - 4/30/15	Expense Ratio
Flexible Select Fund
Institutional Class	$1,000.00	$1,033.20	$4.18		0.83%	$1,000.00	$1,020.68	$4.16	0.83%
Class A	$1,000.00	$1,031.30	$5.99		1.19%	$1,000.00	$1,018.89	$5.96	1.19%
Class C	$1,000.00	$1,028.60	$9.76		1.94%	$1,000.00	$1,015.17	$9.69	1.94%
Global Allocation Fund
Institutional Class	$1,000.00	$1,047.60	$5.48		1.08%	$1,000.00	$1,019.44	$5.41	1.08%
Class A	$1,000.00	$1,045.60	$7.30		1.44%	$1,000.00	$1,017.65	$7.20	1.44%
Class C	$1,000.00	$1,041.50	$11.09		2.19%	$1,000.00	$1,013.93	$10.94	2.19%
Inflation Managed Fund(2)
Institutional Class	$1,000.00	$996.10	$3.46		0.70%	$1,000.00	$1,021.32	$3.51	0.70%
Class A	$1,000.00	$993.90	$5.24		1.06%	$1,000.00	$1,019.54	$5.31	1.06%
Class C	$1,000.00	$990.20	$8.88		1.80%	$1,000.00	$1,015.87	$9.00	1.80%
Long Short Fund
Institutional Class	$1,000.00	$1,018.80	$8.31		1.66%	$1,000.00	$1,016.56	$8.30	1.66%
Class A	$1,000.00	$1,016.10	$10.20		2.04%	$1,000.00	$1,014.68	$10.19	2.04%
Class C	$1,000.00	$1,012.40	$13.87		2.78%	$1,000.00	$1,011.01	$13.86	2.78%
Multi-Asset Income Fund
Institutional Class	$1,000.00	$1,012.20	$0.41	(3)	0.42%	$1,000.00	$1,022.71	$2.11	0.42%
Class A	$1,000.00	$1,011.90	$0.72	(3)	0.75%	$1,000.00	$1,021.08	$3.76	0.75%
Class C	$1,000.00	$1,011.20	$1.37	(3)	1.42%	$1,000.00	$1,017.75	$7.10	1.42%
Class R6	$1,000.00	$1,012.30	$0.35	(3)	0.36%	$1,000.00	$1,023.01	$1.81	0.36%

(1) For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2) Effective February 28, 2015, Neuberger Berman lnflation Navigator Fund changed its name to Neuberger Berman lnflation Managed Fund.

(3) For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 35/365 (to reflect the period shown of March 27, 2015 (Commencement of Operations) to April 30, 2015).

(4) Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Flexible Select Fund (Unaudited) 4/30/15

TOP TEN EQUITY HOLDINGS

1	Neuberger Berman Core Bond Fund	4.9%
	Institutional Class
2	Apple, Inc.	1.7%
3	JPMorgan Chase & Co.	1.7%
4	Bristol-Myers Squibb Co.	1.5%
5	Pfizer, Inc.	1.4%
6	Johnson & Johnson	1.2%
7	Actavis PLC	1.1%
8	American Express Co.	1.1%
9	eBay, Inc.	1.1%
10	Schlumberger Ltd.	1.1%
	Number of Shares	Value†
Common Stocks (87.8%)
Aerospace & Defense (2.6%)
BE Aerospace, Inc.	1,614	$96,501
Boeing Co.	7,034	1,008,254
General Dynamics Corp.	2,176	298,808
Honeywell International, Inc.	5,846	589,978
L-3 Communications Holdings, Inc.	82	9,423
Lockheed Martin Corp.	46	8,584
Precision Castparts Corp.	988	204,210
Raytheon Co.	739	76,856
Textron, Inc.	5,651	248,531
United Technologies Corp.	1,046	118,982
		2,660,127
Air Freight & Logistics (0.4%)
FedEx Corp.	1,903	322,692
United Parcel Service, Inc. Class B	576	57,905
		380,597
Airlines (0.8%)
American Airlines Group, Inc.	4,327	208,929
Delta Air Lines, Inc.	11,197	499,834
United Continental Holdings, Inc.	1,953	116,673	*
		825,436
Auto Components (0.4%)
BorgWarner, Inc.	3,705	219,336
Delphi Automotive PLC	2,458	204,014
		423,350
	Number of Shares	Value†
Automobiles (0.1%)
General Motors Co.	1,614	$56,587
Banks (3.9%)
BankUnited, Inc.	2,548	83,727
Citigroup, Inc.	3,879	206,828
First Republic Bank	1,352	78,808
Itau Unibanco Holding SA ADR, Preference Shares	12,767	163,673
JPMorgan Chase & Co.	26,347	1,666,711
M&T Bank Corp.	621	74,315
People's United Financial, Inc.	3,597	54,351
PNC Financial Services Group, Inc.	2,339	214,557
SVB Financial Group	2,862	379,959	*
U.S. Bancorp	8,844	379,142
Wells Fargo & Co.	11,579	638,003
		3,940,074
Beverages (0.9%)
Anheuser-Busch InBev NV ADR	1,639	196,746
Coca-Cola Co.	7,299	296,047
Dr Pepper Snapple Group, Inc.	2,954	220,309
PepsiCo, Inc.	1,879	178,731
		891,833
Biotechnology (1.9%)
Amgen, Inc.	3,185	502,943
Atara Biotherapeutics, Inc.	1,692	70,133	*
Biogen, Inc.	269	100,587	*
Celgene Corp.	3,641	393,447	*
Gilead Sciences, Inc.	815	81,916	*
Regeneron Pharmaceuticals, Inc.	1,234	564,506	*
	Number of Shares	Value†
Vertex Pharmaceuticals, Inc.	1,369	$168,770	*
		1,882,302
Capital Markets (1.4%)
BlackRock, Inc.	977	355,570
Goldman Sachs Group, Inc.	4,915	965,404
Invesco Ltd.	3,269	135,402
		1,456,376
Chemicals (3.6%)
Ashland, Inc.	2,723	344,078
Chemtura Corp.	3,904	117,628	*
Dow Chemical Co.	4,997	254,847
E.I. du Pont de Nemours & Co.	3,319	242,951
Ecolab, Inc.	2,412	270,096
FMC Corp.	1,789	106,106
International Flavors & Fragrances, Inc.	939	107,750
LyondellBasell Industries NV Class A	2,675	276,916
Minerals Technologies, Inc.	7,719	522,808
Monsanto Co.	2,264	258,005
Mosaic Co.	3,102	136,488
Orion Engineered Carbons SA	2,759	54,021
Potash Corp. of Saskatchewan, Inc.	5,919	193,196
Praxair, Inc.	1,534	187,041
Scotts Miracle-Gro Co. Class A	1,299	83,799
Sensient Technologies Corp.	3,892	254,381
Sigma-Aldrich Corp.	7	972
WR Grace & Co.	2,271	219,651	*
		3,630,734

See Notes to Schedule of Investments

Schedule of Investments Flexible Select Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Commercial Services & Supplies (2.0%)
ADT Corp.	10,850	$407,960
Covanta Holding Corp.	8,404	170,517
Healthcare Services Group, Inc.	5,487	166,091
Pitney Bowes, Inc.	27,538	616,025
Stericycle, Inc.	1,876	250,315	*
Tetra Tech, Inc.	7,244	196,385
Tyco International PLC	4,553	179,297
		1,986,590
Communications Equipment (0.4%)
Cisco Systems, Inc.	12,468	359,453
Construction & Engineering (0.2%)
Quanta Services, Inc.	6,044	174,732	*
Consumer Finance (1.1%)
American Express Co.	14,427	1,117,371
Discover Financial Services	53	3,073
		1,120,444
Containers & Packaging (0.7%)
Packaging Corp. of America	1,666	115,270
Sealed Air Corp.	13,146	599,458
		714,728
Distributors (0.1%)
LKQ Corp.	3,101	83,944	*
Diversified Consumer Services (0.2%)
H&R Block, Inc.	6,021	182,075
Diversified Financial Services (2.8%)
Berkshire Hathaway, Inc. Class B	6,581	929,303	*
CME Group, Inc.	7,755	705,007
Intercontinental Exchange, Inc.	1,555	349,144
McGraw-Hill Financial, Inc.	11	1,148
Moody's Corp.	4,738	509,430
MSCI, Inc.	4,759	291,203
		2,785,235
Diversified Telecommunication Services (0.6%)
BCE, Inc.	6,282	277,099
Level 3 Communications, Inc.	1,327	74,232	*
	Number of Shares	Value†
Verizon Communications, Inc.	4,104	$207,006
		558,337
Electric Utilities (1.1%)
ALLETE, Inc.	3,382	170,115
Exelon Corp.	8,225	279,814
Great Plains Energy, Inc.	2,886	75,555
ITC Holdings Corp.	7,254	261,144
NextEra Energy, Inc.	3,035	306,323
		1,092,951
Electrical Equipment (0.3%)
ABB Ltd. ADR	2,837	61,761	*
Eaton Corp. PLC	816	56,084
Hubbell, Inc. Class B	855	93,050
Sensata Technologies Holding NV	1,841	101,641	*
		312,536
Electronic Equipment, Instruments & Components (1.4%)
Amphenol Corp. Class A	6,413	355,088
CDW Corp.	10,699	409,986
Corning, Inc.	13,080	273,765
IPG Photonics Corp.	1,192	105,587	*
TE Connectivity Ltd.	2,537	168,837
Universal Display Corp.	1,644	72,451	*
		1,385,714
Energy Equipment & Services (1.1%)
FMC Technologies, Inc.	1,408	62,093	*
Schlumberger Ltd.	11,423	1,080,730
		1,142,823
Food & Staples Retailing (1.4%)
Costco Wholesale Corp.	5,440	778,192
CVS Health Corp.	4,797	476,294
Smart & Final Stores, Inc.	5,852	101,357	*
Walgreens Boots Alliance, Inc.	1,256	104,160
		1,460,003
	Number of Shares	Value†
Food Products (1.7%)
ConAgra Foods, Inc.	2,100	$75,915
Kraft Foods Group, Inc.	2,326	197,128
Mead Johnson Nutrition Co.	1,555	149,156
Mondelez International, Inc. Class A	9,196	352,851
Nestle SA ADR	1,166	90,505
Tyson Foods, Inc. Class A	7,405	292,497
Unilever NV	2,862	124,440
WhiteWave Foods Co.	9,720	427,388	*
		1,709,880
Gas Utilities (0.1%)
National Fuel Gas Co.	1,345	86,685
Health Care Equipment & Supplies (1.6%)
Abbott Laboratories	2,716	126,077
Becton, Dickinson & Co.	734	103,398
C.R. Bard, Inc.	370	61,635
Cooper Cos., Inc.	1,626	289,542
Hill-Rom Holdings, Inc.	2,001	99,930
IDEXX Laboratories, Inc.	2,671	334,863	*
Medtronic PLC	1,129	84,054
Sirona Dental Systems, Inc.	2,163	200,618	*
West Pharmaceutical Services, Inc.	1,268	67,559
Zimmer Holdings, Inc.	1,969	216,275
		1,583,951
Health Care Providers & Services (2.6%)
Aetna, Inc.	2,021	215,984
Anthem, Inc.	1,066	160,891
Brookdale Senior Living, Inc.	4,398	159,339	*
Cardinal Health, Inc.	2,200	185,548
DaVita HealthCare Partners, Inc.	2,540	205,994	*
Express Scripts Holding Co.	6,929	598,666	*
HCA Holdings, Inc.	1,343	99,395	*
Henry Schein, Inc.	1,600	219,360	*

See Notes to Schedule of Investments

Schedule of Investments Flexible Select Fund (Unaudited) (cont'd)

	Number of Shares	Value†
McKesson Corp.	1,159	$258,921
Premier, Inc. Class A	4,193	158,915	*
Providence Service Corp.	2,880	122,458	*
UnitedHealth Group, Inc.	959	106,833
VCA, Inc.	3,151	160,606	*
		2,652,910
Hotels, Restaurants & Leisure (1.8%)
Accor SA	1,512	82,910
Darden Restaurants, Inc.	2,880	183,658
Dunkin' Brands Group, Inc.	3,605	187,857
Hilton Worldwide Holdings, Inc.	8,529	247,000	*
Hyatt Hotels Corp. Class A	1,900	110,295	*
McDonald's Corp.	3,280	316,684
Starbucks Corp.	3,497	173,381
Starwood Hotels & Resorts Worldwide, Inc.	1,842	158,320
Wendy's Co.	14,479	146,527
Wynn Resorts Ltd.	1,589	176,490
		1,783,122
Household Durables (0.9%)
D.R. Horton, Inc.	2,051	52,096
Jarden Corp.	1,985	101,592	*
Lennar Corp. Class A	8,111	371,484
Newell Rubbermaid, Inc.	6,487	247,349
Toll Brothers, Inc.	2,935	104,310	*
		876,831
Household Products (0.9%)
Church & Dwight Co., Inc.	2,366	192,048
Colgate-Palmolive Co.	736	49,518
Energizer Holdings, Inc.	1,258	171,868
Procter & Gamble Co.	6,452	512,999
		926,433
	Number of Shares	Value†
Independent Power and Renewable Electricity Producers (0.4%)
AES Corp.	7,436	$98,527
Calpine Corp.	7,293	159,060	*
NRG Yield, Inc. Class A	3,680	181,056
		438,643
Industrial Conglomerates (1.4%)
3M Co.	3,442	538,294
Danaher Corp.	5,060	414,313
General Electric Co.	10,599	287,021
Koninklijke Philips NV	2,754	78,792
Raven Industries, Inc.	672	13,400
Roper Technologies, Inc.	632	106,283
		1,438,103
Insurance (2.7%)
Allstate Corp.	2,656	185,017
Aon PLC	6,332	609,328
Assurant, Inc.	739	45,419
Lincoln National Corp.	6,651	375,715
Marsh & McLennan Cos., Inc.	3,248	182,407
MetLife, Inc.	3,941	202,134
Progressive Corp.	10,691	285,022
Prudential PLC	4,100	102,080
Reinsurance Group of America, Inc.	1,721	157,678
Travelers Cos., Inc.	4,145	419,101
Unum Group	1,736	59,302
Willis Group Holdings PLC	1,787	86,902
		2,710,105
Internet & Catalog Retail (0.4%)
Amazon.com, Inc.	655	276,266	*
Priceline Group, Inc.	87	107,689	*
		383,955
Internet Software & Services (2.6%)
eBay, Inc.	18,686	1,088,646	*
Facebook, Inc. Class A	4,374	344,540	*
Google, Inc. Class A	960	526,819	*
Google, Inc. Class C	1,019	547,550	*
	Number of Shares	Value†
Qihoo 360 Technology Co. Ltd. ADR	1,452	$87,556	*
Twitter, Inc.	423	16,480	*
		2,611,591
IT Services (3.7%)
Accenture PLC Class A	896	83,014
Alliance Data Systems Corp.	540	160,547	*
Amdocs Ltd.	7,177	395,237
Automatic Data Processing, Inc.	1,789	151,242
Fiserv, Inc.	1,713	132,929	*
IBM Corp.	4,495	769,949
Leidos Holdings, Inc.	3,442	143,325
MasterCard, Inc. Class A	3,650	329,266
NeuStar, Inc. Class A	9,567	287,010	*
Teradata Corp.	1,845	81,162	*
VeriFone Systems, Inc.	6,574	235,152	*
Visa, Inc. Class A	5,772	381,241
WEX, Inc.	5,137	578,991	*
		3,729,065
Leisure Products (0.1%)
Polaris Industries, Inc.	997	136,549
Life Sciences Tools & Services (0.1%)
Charles River Laboratories International, Inc.	945	65,356	*
Thermo Fisher Scientific, Inc.	332	41,726
		107,082
Machinery (0.9%)
Deere & Co.	1,913	173,165
Dover Corp.	1,380	104,494
Ingersoll-Rand PLC	1,537	101,196
Lincoln Electric Holdings, Inc.	2,353	157,321
Mueller Industries, Inc.	3,190	111,777
Stanley Black & Decker, Inc.	1,604	158,315
Valmont Industries, Inc.	981	123,626
		929,894
Media (4.5%)
Comcast Corp. Class A	5,320	307,283

See Notes to Schedule of Investments

Schedule of Investments Flexible Select Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Comcast Corp. Class A Special	8,953	$515,603
Cumulus Media, Inc. Class A	44,575	101,631	*
Gannett Co., Inc.	7,807	267,936
Lions Gate Entertainment Corp.	3,152	97,744
Markit Ltd.	8,623	221,180	*
Mediaset Espana Comunicacion SA	10,406	141,050	*
Omnicom Group, Inc.	1,861	140,989
Pearson PLC	6,685	135,096
Pearson PLC ADR	9,700	196,328
Regal Entertainment Group Class A	11,768	258,896
Scholastic Corp.	3,581	145,532
Thomson Reuters Corp.	2,041	83,803
Time Warner, Inc.	3,889	328,271
Twenty-First Century Fox, Inc. Class A	11,152	380,060
Viacom, Inc. Class B	7,114	494,067
Walt Disney Co.	6,987	759,627
		4,575,096
Metals & Mining (0.7%)
Allegheny Technologies, Inc.	3,549	120,631
Carpenter Technology Corp.	3,045	131,696
Dominion Diamond Corp.	7,886	155,433
Goldcorp, Inc.	16,464	310,017
		717,777
Multi-Utilities (0.6%)
Alliant Energy Corp.	1,099	66,457
CenterPoint Energy, Inc.	8,468	177,574
NiSource, Inc.	2,219	96,349
Wisconsin Energy Corp.	5,503	270,307
		610,687
Multiline Retail (0.5%)
Dollar Tree, Inc.	1,673	127,834	*
Kohl's Corp.	865	61,977
Macy's, Inc.	1,364	88,155
	Number of Shares	Value†
Nordstrom, Inc.	1,231	$93,015
Target Corp.	1,122	88,447
		459,428
Oil, Gas & Consumable Fuels (6.3%)
Anadarko Petroleum Corp.	6,806	640,445
Antero Resources Corp.	2,166	95,975	*
Apache Corp.	1,105	75,582
Cabot Oil & Gas Corp.	28,437	961,739
Canadian Natural Resources Ltd.	254	8,445
Cenovus Energy, Inc.	1,643	30,921
Cheniere Energy, Inc.	1,040	79,550	*
Chevron Corp.	687	76,298
ConocoPhillips	2,600	176,592
Devon Energy Corp.	2,736	186,622
Enbridge, Inc.	4,626	242,079
EOG Resources, Inc.	9,726	962,388
Exxon Mobil Corp.	2,900	253,373
Noble Energy, Inc.	2,605	132,126
Occidental Petroleum Corp.	7,626	610,843
Pioneer Natural Resources Co.	2,821	487,412
Range Resources Corp.	7,875	500,535
Royal Dutch Shell PLC ADR Class A	3,927	249,090
Spectra Energy Corp.	207	7,711
Targa Resources Corp.	492	51,645
Teekay Corp.	9,566	475,526
Veresen, Inc.	2,459	36,344
		6,341,241
Paper & Forest Products (0.1%)
International Paper Co.	1,556	83,588
Personal Products (0.3%)
Estee Lauder Cos., Inc. Class A	3,970	322,721
Pharmaceuticals (8.1%)
AbbVie, Inc.	2,113	136,627
	Number of Shares	Value†
Actavis PLC	4,043	$1,143,603	*
Bristol-Myers Squibb Co.	23,547	1,500,650
Eli Lilly & Co.	1,561	112,189
Impax Laboratories, Inc.	2,075	93,914	*
Johnson & Johnson	12,379	1,227,997
Merck & Co., Inc.	1,858	110,662
Novartis AG ADR	1,906	194,031
Pacira Pharmaceuticals, Inc.	857	58,687	*
Pfizer, Inc.	42,287	1,434,798
Roche Holding AG	406	116,179
Roche Holding AG ADR	585	20,990
Sanofi ADR	14,696	742,883
Shire PLC ADR	400	97,404
Teva Pharmaceutical Industries Ltd. ADR	9,480	572,782
Valeant Pharmaceuticals International, Inc.	68	14,751	*
Zoetis, Inc.	14,442	641,514
		8,219,661
Professional Services (1.0%)
Nielsen NV	7,734	347,566
Verisk Analytics, Inc. Class A	8,198	615,178	*
		962,744
Real Estate Investment Trusts (2.2%)
American Capital Agency Corp.	331	6,830
American Tower Corp.	3,637	343,806
Blackstone Mortgage Trust, Inc. Class A	4,325	132,907
Corrections Corporation of America	2,056	75,640
Crown Castle International Corp.	1,522	127,133
Iron Mountain, Inc.	3,070	105,884
NorthStar Realty Finance Corp.	13,208	247,782
Outfront Media, Inc.	7,624	218,961

See Notes to Schedule of Investments

Schedule of Investments Flexible Select Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Plum Creek Timber Co., Inc.	3,407	$143,775
Starwood Property Trust, Inc.	17,964	431,316
Starwood Waypoint Residential Trust, Inc.	3,262	83,964
Vornado Realty Trust	907	93,865
Weyerhaeuser Co.	6,093	191,991
		2,203,854
Real Estate Management & Development (0.3%)
Brookfield Asset Management, Inc. Class A	4,923	265,104
Road & Rail (1.1%)
Avis Budget Group, Inc.	1,484	80,344	*
Canadian National Railway Co.	293	18,904
Canadian Pacific Railway Ltd.	934	178,002
CSX Corp.	4,264	153,888
Hertz Global Holdings, Inc.	10,284	214,319	*
Norfolk Southern Corp.	1,127	113,658
Old Dominion Freight Line, Inc.	1,042	74,117	*
Union Pacific Corp.	2,632	279,597
		1,112,829
Semiconductors & Semiconductor Equipment (1.4%)
Altera Corp.	2,449	102,074
Analog Devices, Inc.	1,650	102,036
ASML Holding NV	2,633	281,836
Intel Corp.	5,521	179,709
Linear Technology Corp.	11	507
ON Semiconductor Corp.	4,692	54,052	*
Skyworks Solutions, Inc.	756	69,741
Texas Instruments, Inc.	11,012	596,961
		1,386,916
	Number of Shares	Value†
Software (3.3%)
Activision Blizzard, Inc.	9,055	$206,590
Adobe Systems, Inc.	1,041	79,178	*
ANSYS, Inc.	1,173	100,690	*
Check Point Software Technologies Ltd.	4,301	359,047	*
FireEye, Inc.	1,877	77,520	*
Intuit, Inc.	5,026	504,258
Microsoft Corp.	21,520	1,046,733
NICE-Systems Ltd. ADR	3,696	221,206
Nuance Communications, Inc.	7,387	113,243	*
Oracle Corp.	12,643	551,488
VMware, Inc. Class A	996	87,748	*
		3,347,701
Specialty Retail (1.9%)
Bed Bath & Beyond, Inc.	2,043	143,950	*
Best Buy Co., Inc.	2,301	79,730
DSW, Inc. Class A	3,001	108,846
Five Below, Inc.	2,706	91,246	*
GNC Holdings, Inc. Class A	6,049	260,409
Home Depot, Inc.	6,230	666,485
Office Depot, Inc.	8,377	77,236	*
Tiffany & Co.	2,414	211,177
TJX Cos., Inc.	5,016	323,733
		1,962,812
Technology Hardware, Storage & Peripherals (2.7%)
Apple, Inc.	13,384	1,675,008
EMC Corp.	16,720	449,935
SanDisk Corp.	9,152	612,635
		2,737,578
Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.	4,726	180,580
Columbia Sportswear Co.	84	5,267
Luxottica Group SpA ADR	451	29,595
NIKE, Inc. Class B	984	97,259
PVH Corp.	1,404	145,103
Ralph Lauren Corp.	696	92,853
		550,657
	Number of Shares	Value†
Trading Companies & Distributors (0.3%)
NOW, Inc.	5,775	$138,023	*
W.W. Grainger, Inc.	663	164,709
		302,732
Transportation Infrastructure (0.4%)
Macquarie Infrastructure Co. LLC	3,771	312,088
Wesco Aircraft Holdings, Inc.	9,021	141,449	*
		453,537
Water Utilities (0.2%)
American Water Works Co., Inc.	3,037	165,577
Wireless Telecommunication Services (0.1%)
SBA Communications Corp. Class A	1,255	145,354	*
Total Common Stocks (Cost $76,672,584)		88,539,374
Preferred Stocks (0.2%)
Banks (0.1%)
HSBC Holdings PLC, Ser. 2, 8.00%	2,596	68,171
JPMorgan Chase & Co. Ser. O 5.50%	20	492
U.S. Bancorp, Ser. F, 6.50%	2,837	84,486
Wells Fargo & Co., 5.20%	20	488
		153,637
Marine (0.1%)
Seaspan Corp., Ser. C, 9.50%	2,083	54,887
Total Preferred Stocks (Cost $202,963)		208,524
Exchange Traded Funds (0.2%)
iShares MSCI EMU ETF	2,744	108,223
SPDR S&P 500 ETF Trust	73	15,222
WisdomTree Europe Hedged Equity Fund	1,221	78,462
Total Exchange Traded Funds (Cost $197,636)		201,907

See Notes to Schedule of Investments

Schedule of Investments Flexible Select Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Mutual Funds (5.1%)
Central Fund of Canada Ltd. Class A	14,759	$176,813
Neuberger Berman Core Bond Fund Institutional Class	473,079	4,994,263	§
Total Mutual Funds (Cost $5,086,822)		5,171,076
Short-Term Investments (6.8%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $6,868,828)	6,868,828	6,868,828
Total Investments (100.1%) (Cost $89,028,833)		100,989,709	##
Liabilities, less cash, receivables and other assets [(0.1%)]		(88,665)
Total Net Assets (100.0%)		$100,901,044

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) 4/30/15

TOP TEN HOLDINGS LONG POSITIONS

		Country	Industry
1	Neuberger Berman International Equity Fund Institutional Class	United States	Mutual Funds	12.8%
2	Neuberger Berman Emerging Markets Equity Fund Institutional Class	United States	Mutual Funds	11.6%
3	Neuberger Berman High Income Bond Fund Institutional Class	United States	Mutual Funds	5.1%
4	Neuberger Berman Emerging Markets Debt Fund Institutional Class	United States	Mutual Funds	5.0%
5	Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	United States	Mutual Funds	3.0%
6	iShares MSCI ACWI ETF	United States	Exchange Traded Funds	2.0%
7	United Kingdom Gilt, Bonds, 1.75%, due 7/22/19	United Kingdom	Sovereign	1.1%
8	United Kingdom Gilt, Bonds, 1.75%, due 9/7/22	United Kingdom	Sovereign	1.1%
9	JPMorgan Chase & Co.	United States	Banks	1.1%
10	Apple, Inc.	United States	Technology Hardware, Storage & Peripherals	1.1%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS

		Country	Industry
1	Tullow Oil PLC	United Kingdom	Oil, Gas & Consumable Fuels	(0.1)%
2	Contra Furiex Pharmaceuticals	United States	Pharmaceuticals	(0.1)%
3	Lundin Petroleum AB	Sweden	Oil, Gas & Consumable Fuels	(0.1)%
4	Southern Copper Corp.	United States	Metals & Mining	(0.1)%
5	Drillisch AG	Germany	Wireless Telecommunication Services	(0.1)%
6	WABCO Holdings, Inc.	United States	Machinery	(0.1)%
7	Williams Cos., Inc.	United States	Oil, Gas & Consumable Fuels	(0.1)%
8	Priceline Group, Inc.	United States	IT Services	(0.1)%
9	Starbucks Corp.	United States	Hotels, Restaurants & Leisure	(0.1)%
10	NiSource, Inc.	United States	Multi-Utilities	(0.1)%
	Number of Shares	Value†
Long Positions (104.0%)
Common Stocks (48.9%)
Australia (0.5%)
Caltex Australia Ltd.	689	$19,216
Fortescue Metals Group Ltd.	6,412	10,832	ØØ
Qantas Airways Ltd.	16,073	42,962	*
Tabcorp Holdings Ltd.	3,277	12,589
Telstra Corp. Ltd.	10,515	51,689
		137,288
Belgium (0.2%)
Anheuser-Busch InBev NV ADR	144	17,286	ØØ
Delhaize Group SA	417	33,568
		50,854
	Number of Shares	Value†
Canada (1.9%)
Alimentation Couche-Tard, Inc. Class B	930	$35,597	ØØ
BCE, Inc.	1,163	51,300	ØØ
Brookfield Asset Management, Inc. Class A	1,597	85,998	ØØ
Canadian National Railway Co.	505	32,583	ØØ
Canadian Natural Resources Ltd.	492	16,359
Canadian Pacific Railway Ltd.	269	51,266	ØØ
Enbridge Income Fund Holdings, Inc.	416	13,402
Enbridge, Inc.	792	41,445	ØØ
Finning International, Inc.	780	15,981	ØØ
	Number of Shares	Value†
George Weston Ltd.	544	$44,936
Kinross Gold Corp.	5,182	12,585	*ØØ
Magna International, Inc.	1,062	53,518	ØØ
Metro, Inc.	842	24,342
Potash Corp. of Saskatchewan, Inc.	1,235	40,310	ØØ
Sun Life Financial, Inc.	416	13,325	ØØ
		532,947
Denmark (0.2%)
AP Moeller - Maersk A/S Class A	18	34,702
AP Moeller - Maersk A/S Class B	6	11,908	ØØ
Vestas Wind Systems A/S	381	17,281	ØØ
		63,891

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Finland (0.6%)
Fortum OYJ	1,016	$20,063
Neste Oil OYJ	2,550	69,355
UPM-Kymmene OYJ	3,382	61,196	ØØ
Valmet OYJ	840	9,735	ØØ
		160,349
France (0.8%)
Boiron SA	412	45,885	ØØ
Genfit	141	6,131	*ØØ
Groupe Fnac	138	8,312	*ØØ
Peugeot SA	1,728	32,669	*
Sanofi	154	15,676
Sanofi ADR	1,794	90,687	ØØ
Valeo SA	110	17,635	ØØ
		216,995
Germany (1.1%)
Bayerische Motoren Werke AG (Preference Shares)	375	34,267
Daimler AG	168	16,153	ØØ
Deutsche Lufthansa AG	1,104	15,226	*
Hannover Rueck SE	231	23,481	ØØ
Kabel Deutschland Holding AG	144	19,298	*ØØ
Merck KGaA	254	27,383	ØØ
Porsche Automobil Holding SE (Preference Shares)	359	34,063
RWE AG	381	9,468	ØØ
Volkswagen AG	138	34,957	ØØ
Volkswagen AG (Preference Shares)	300	77,234	ØØ
		291,530
Hong Kong (0.2%)
Cathay Pacific Airways Ltd.	6,000	15,435
Cheung Kong Infrastructure Holdings Ltd.	4,000	33,937	ØØ
		49,372
Ireland (0.5%)
ICON PLC	753	48,448	*ØØ
Ryanair Holdings PLC ADR	708	45,914	ØØ
	Number of Shares	Value†
Smurfit Kappa Group PLC	1,201	$36,770
XL Group PLC	601	22,285	È
		153,417
Israel (0.9%)
Check Point Software Technologies Ltd.	556	46,415	*ØØ
Teva Pharmaceutical Industries Ltd. ADR	3,138	189,598	ØØ
		236,013
Italy (0.2%)
Enel SpA	5,081	24,084
Luxottica Group SpA ADR	647	42,456	ØØ
		66,540
Japan (1.8%)
Asahi Kasei Corp.	2,377	22,383
BRIDGESTONE Corp.	500	20,942
Central Japan Railway Co.	100	17,861	ØØ
Fujitsu Frontech Ltd.	799	9,901	ØØ
Heiwa Corp.	600	12,510
Iwasaki Electric Co. Ltd.	8,302	19,169	ØØ
Japan Airlines Co. Ltd.	1,400	46,679
Kanto Denka Kogyo Co. Ltd.	1,002	6,246	ØØ
Kawasaki Kisen Kaisha Ltd.	13,294	34,340	ØØ
Kobe Steel Ltd.	8,000	14,541
Mitsubishi Electric Corp.	1,413	18,453	ØØ
Mitsubishi UFJ Financial Group, Inc.	8,400	59,676
Mizuho Financial Group, Inc.	28,500	54,329
Nippon Telegraph & Telephone Corp.	200	13,505	ØØ
Resona Holdings, Inc.	2,700	14,397	ØØ
Sala Corp.	2,884	14,417	ØØ
Seiko Epson Corp.	700	12,232
	Number of Shares	Value†
Shinagawa Refractories Co. Ltd.	5,699	$15,236	ØØ
Sojitz Corp.	10,100	19,749
Tosoh Corp.	2,000	10,722
Toyo Tire & Rubber Co. Ltd.	700	13,409	ØØ
TOYOTA MOTOR Corp.	400	27,844
Yamaguchi Financial Group, Inc.	1,000	12,535	ØØ
		491,076
Luxembourg (0.0%)
APERAM SA	256	9,760	*
Netherlands (1.2%)
Aegon NV	4,541	35,828
Akzo Nobel NV	270	20,659	ØØ
ASML Holding NV	752	80,494	ØØ
Heineken Holding NV	292	20,355	ØØ
Koninklijke Ahold NV	2,130	41,267
Koninklijke Philips NV	443	12,674	ØØ
Royal Dutch Shell PLC, A Shares	1,020	32,161
Royal Dutch Shell PLC ADR Class A	648	41,103	ØØ
Unilever NV	1,265	55,002	ØØ
		339,543
Norway (0.0%)
Orkla ASA	1,584	12,439
Singapore (0.1%)
Yangzijiang Shipbuilding Holdings Ltd.	19,800	21,865	ØØ
South Africa (0.1%)
Mondi PLC	1,154	23,366	ØØ
Spain (0.2%)
ACS Actividades de Construccion y Servicios SA	505	17,794	ØØ
Prosegur Cia de Seguridad SA	3,116	17,962	ØØ
Repsol SA	1,032	21,274	ØØ
		57,030

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

		Number of Shares	Value†
Sweden (0.4%)
Electrolux AB, Ser. B		411	$12,306
Holmen AB, B Shares		350	11,581	ØØ
Peab AB		1,981	16,708	ØØ
Skanska AB, B Shares		772	17,179	ØØ
Tele2 AB, B Shares		1,524	20,327
Telefonaktiebolaget LM Ericsson, B Shares		2,192	23,973
			102,074
Switzerland (1.2%)
ABB Ltd. ADR		1,989	43,300	*ØØ
Autoneum Holding AG		52	11,483	*ØØ
Clariant AG		1,093	23,996	*ØØ
Forbo Holding AG		19	23,011	*ØØ
Givaudan SA		9	16,841	*ØØ
Logitech International SA		837	12,565	ØØ
Lonza Group AG		334	47,224	*ØØ
Nestle SA		157	12,181
Novartis AG		120	12,249
Novartis AG ADR		165	16,797	ØØ
Swiss Life Holding AG		240	56,952	*ØØ
Swiss Re AG		490	43,467
			320,066
United Kingdom (3.1%)
3	i Group PLC	2,509	19,437
Acacia Mining PLC		2,505	11,110	ØØ
Aggreko PLC		790	19,928	ØØ
Barclays PLC ADR		1,084	17,062	È
Bellway PLC		1,449	44,053
Berkeley Group Holdings PLC		353	13,591	ØØ
BP PLC		7,268	52,420
BT Group PLC		8,579	59,835	ØØ
Carillion PLC		2,711	13,526	ØØ
Carnival PLC		401	18,244	ØØ
easyJet PLC		1,328	36,720
Evraz PLC		23,883	69,359	ØØ
Fiat Chrysler Automobiles NV		724	10,781	*
G4S PLC		4,760	21,351	ØØ
HSBC Holdings PLC		1,428	14,265
	Number of Shares	Value†
Imperial Tobacco Group PLC	506	$24,708	ØØ
Inchcape PLC	1,841	23,418	ØØ
International Consolidated Airlines Group SA	6,797	56,695	*
Lamprell PLC	8,540	18,392	*ØØ
Melrose Industries PLC	4,067	16,504	ØØ
National Express Group PLC	18,242	80,337	ØØ
National Grid PLC	1,674	22,521	ØØ
Pace PLC	2,805	17,784	ØØ
Persimmon PLC	609	15,812	*ØØ
Rexam PLC	2,262	20,077	ØØ
Royal Bank of Scotland Group PLC	6,705	34,739	*ØØ
Segro PLC	2,612	17,159	ØØ
Tate & Lyle PLC	1,418	12,984	ØØ
Taylor Wimpey PLC	6,330	16,073	ØØ
Trinity Mirror PLC	3,866	10,919	*ØØ
UBM PLC	2,158	18,629	ØØ
		828,433
United States (33.7%)
3M Co.	182	28,463	ØØ
Achillion Pharmaceuticals, Inc.	551	4,821	*È
Actavis PLC	376	106,355	*ØØ
Activision Blizzard, Inc.	4,265	97,306	ÈØØ
ADT Corp.	487	18,311	È
Aetna, Inc.	459	49,053	ØØ
Akorn, Inc.	230	9,577	*ÈØØ
Alaska Air Group, Inc.	532	34,080	ÈØØ
Altria Group, Inc.	364	18,218	ØØ
Amdocs Ltd.	976	53,748	ØØ
American Airlines Group, Inc.	1,570	75,807	ØØ
American Capital Agency Corp.	2,518	51,959	ØØ
American Express Co.	971	75,204	ØØ
American Financial Group, Inc.	408	25,786	ØØ
	Number of Shares	Value†
American International Group, Inc.	1,744	$98,170	ÈØØ
Amgen, Inc.	127	20,055	ØØ
AmTrust Financial Services, Inc.	880	52,334	ØØ
Annaly Capital Management, Inc.	3,373	33,966	ØØ
Anthem, Inc.	937	141,421	ØØ
Apollo Residential Mortgage, Inc.	1,577	25,011	ØØ
Apple, Inc.	2,354	294,603	ØØ
Archer-Daniels- Midland Co.	648	31,674	ØØ
Ashland, Inc.	504	63,685	ØØ
AT&T, Inc.	952	32,977
Atmos Energy Corp.	348	18,792	ØØ
Automatic Data Processing, Inc.	273	23,079	ØØ
Avery Dennison Corp.	393	21,847	ØØ
Axis Capital Holdings Ltd.	235	12,234	È
Bank of America Corp.	2,113	33,660	ØØ
BankUnited, Inc.	3,447	113,268	ØØ
Berkshire Hathaway, Inc. Class B	835	117,910	*ØØ
Best Buy Co., Inc.	746	25,849	ØØ
Big Lots, Inc.	474	21,600	È
Bill Barrett Corp.	674	7,818	*ØØ
Boeing Co.	580	83,137	ØØ
Bristol-Myers Squibb Co.	659	41,998	ØØ
Bunge Ltd.	292	25,220	ØØ
Cablevision Systems Corp. Class A	2,721	54,366	ÈØØ
Cabot Oil & Gas Corp.	6,051	204,645	ØØ
CBIZ, Inc.	1,552	14,030	*È
CDW Corp.	293	11,228	ØØ
CenturyLink, Inc.	341	12,262	ØØ
Charles River Laboratories International, Inc.	416	28,771	*ØØ

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Chevron Corp.	113	$12,550	ØØ
Chimera Investment Corp.	1,743	26,476
Cigna Corp.	901	112,301	ØØ
Cintas Corp.	305	24,385
Cisco Systems, Inc.	1,438	41,458	ØØ
Citigroup, Inc.	794	42,336	ØØ
CME Group, Inc.	1,195	108,637	ØØ
Comcast Corp. Class A	299	17,270	ØØ
ConAgra Foods, Inc.	417	15,075	ØØ
Concho Resources, Inc.	450	56,997	*ØØ
CONSOL Energy, Inc.	231	7,503	È
Cooper Cos., Inc.	632	112,540	ØØ
Costco Wholesale Corp.	1,240	177,382	ØØ
CVS Health Corp.	998	99,091	ØØ
Darden Restaurants, Inc.	1,082	68,999	ØØ
Delek US Holdings, Inc.	484	17,869
Delta Air Lines, Inc.	1,019	45,488	ØØ
DeVry Education Group, Inc.	727	21,984	ØØ
DIRECTV	121	10,975	*ØØ
Domino's Pizza, Inc.	143	15,423	È
Duke Energy Corp.	243	18,850	ØØ
Dynegy, Inc.	739	24,587	*
Dynex Capital, Inc.	2,338	18,704
E.I. du Pont de v Nemours & Co.	241	17,641	ØØ
eBay, Inc.	3,119	181,713	*ØØ
Enphase Energy, Inc.	430	5,405	*ØØ
Entercom Communications Corp. Class A	964	11,452	*ØØ
Entergy Corp.	979	75,559	ØØ
Esperion Therapeutics, Inc.	141	13,413	*È
Everest Re Group Ltd.	196	35,066	ØØ
	Number of Shares	Value†
Exelon Corp.	2,037	$69,299	ÈØØ
Exxon Mobil Corp.	330	28,832	ØØ
Fairchild Semiconductor International, Inc.	1,448	26,303	*ØØ
Fiserv, Inc.	284	22,038	*ØØ
Freescale Semiconductor Ltd.	1,531	59,847	*ØØ
Fresh Del Monte Produce, Inc.	305	11,264
General Dynamics Corp.	183	25,130	ØØ
General Electric Co.	494	13,378ØØ
Genpact Ltd.	1,582	34,583	*ØØ
Gilead Sciences, Inc.	580	58,296	*ØØ
GNC Holdings, Inc. Class A	1,096	47,183	ØØ
Goldman Sachs Group, Inc.	564	110,781	ØØ
Google, Inc. Class A	27	14,817	*ØØ
Google, Inc. Class C	22	11,821	*
Graham Holdings Co. Class B	37	37,848
Haemonetics Corp.	667	27,034	*
Hartford Financial Services Group, Inc.	958	39,058	ØØ
Hasbro, Inc.	313	22,157	È
HCA Holdings, Inc.	672	49,735	*ØØ
Hewlett-Packard Co.	2,059	67,885	ÈØØ
IBM Corp.	192	32,888	ØØ
IDT Corp. Class B	450	7,664	È
IHS, Inc. Class A	419	52,572	*ØØ
Infinera Corp.	614	11,543	*È
Ingredion, Inc.	224	17,786	ØØ
Intel Corp.	1,146	37,302	ØØ
Intercontinental Exchange, Inc.	745	167,275	ØØ
Intrexon Corp.	126	4,893	*È
Intuit, Inc.	872	87,488	ØØ
ITC Holdings Corp.	1,019	36,684	ØØ
JC Penney Co., Inc.	5,093	42,272	*È
	Number of Shares	Value†
JetBlue Airways Corp.	1,738	$35,681	*È
Johnson & Johnson	390	38,688	ØØ
JPMorgan Chase & Co.	4,838	306,052	ØØ
Kohl's Corp.	198	14,187	ØØ
Lam Research Corp.	211	15,947	ØØ
Leidos Holdings, Inc.	1,218	50,718	ØØ
Lennar Corp. Class A	1,747	80,013	ÈØØ
Lithia Motors, Inc. Class A	545	54,353	ØØ
LKQ Corp.	557	24,255	*ØØ
Manhattan Associates, Inc.	876	46,043	*È
Manpower Group, Inc.	218	18,602	ØØ
Marvell Technology Group Ltd.	1,140	15,971
Media General, Inc.	651	10,995	*È
Merck & Co., Inc.	438	26,087	ØØ
Merge Healthcare, Inc.	2,050	10,189	*ØØ
Meritor, Inc.	718	9,420	*ØØ
MetLife, Inc.	657	33,698	ØØ
MFA Financial, Inc.	1,858	14,437
Micron Technology, Inc.	2,902	81,633	*ØØ
Microsoft Corp.	1,607	78,164	ØØ
Mondelez International, Inc. Class A	690	26,475	ØØ
National Fuel Gas Co.	224	14,437	È
Newell Rubbermaid, Inc.	1,687	64,325	ØØ
NextEra Energy, Inc.	229	23,113	ØØ
NIKE, Inc. Class B	255	25,204	ØØ
NorthWestern Corp.	205	10,678	ØØ
Nuance Communications, Inc.	6,179	94,724	*ØØ
O'Reilly Automotive, Inc.	50	10,892	*È

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Office Depot, Inc.	8,819	$81,311	*ØØ
Oracle Corp.	1,412	61,591	ØØ
Packaging Corp. of America	1,122	77,631	ØØ
PAM Transportation Services, Inc.	172	10,077	*ØØ
Parker Hannifin Corp.	135	16,114	ØØ
PartnerRe Ltd.	106	13,568	ØØ
PBF Energy, Inc. Class A	375	10,643	ØØ
PepsiCo, Inc.	187	17,787
Pfizer, Inc.	4,986	169,175	ØØ
PG&E Corp.	222	11,748
Pilgrim's Pride Corp.	2,194	54,192	È
Pioneer Natural Resources Co.	509	87,945	ØØ
Pitney Bowes, Inc.	1,482	33,152	ØØ
PNC Financial Services Group, Inc.	234	21,465	ØØ
Polaris Industries, Inc.	258	35,336
Procter & Gamble Co.	1,349	107,259	ØØ
QUALCOMM, Inc.	217	14,756	ØØ
Range Resources Corp.	197	12,521	ØØ
Reinsurance Group of America, Inc.	403	36,923	ØØ
REX American Resources Corp.	183	11,569	*È
Rite Aid Corp.	2,053	15,829	*
Rock-Tenn Co. Class A	193	12,155	ØØ
Royal Caribbean Cruises Ltd.	859	58,464	ØØ
Ruby Tuesday, Inc.	1,179	8,583	*ØØ
SanDisk Corp.	1,713	114,668	ØØ
Sanmina Corp.	966	19,639	*
Schlumberger Ltd.	395	37,371	ØØ
Schnitzer Steel Industries, Inc. Class A	576	10,034	ØØ
Seaboard Corp.	13	46,800	*ØØ
	Number of Shares	Value†
Skyworks Solutions, Inc.	259	$23,893	ØØ
Sonoco Products Co.	386	17,250	ØØ
SP Plus Corp.	668	15,204	*ØØ
Spirit AeroSystems Holdings, Inc. Class A	2,184	111,144	*ØØ
SS&C Technologies Holdings, Inc.	210	12,636	ØØ
Staples, Inc.	2,485	40,555	ØØ
Teekay Tankers Ltd. Class A	1,126	7,094	ØØ
Teradata Corp.	1,149	50,545	*È
Teradyne, Inc.	810	14,783	ØØ
Tesoro Corp.	371	31,843	ØØ
Tessera Technologies, Inc.	387	13,975
Texas Instruments, Inc.	300	16,263	ØØ
Thomson Reuters Corp.	317	13,016	ØØ
Time Warner, Inc.	191	16,122	ØØ
TJX Cos., Inc.	418	26,978	ØØ
Tractor Supply Co.	622	53,529	ØØ
TRW Automotive Holdings Corp.	158	16,599	*
Twenty-First Century Fox, Inc. Class A	582	19,835	ØØ
UGI Corp.	603	20,990	ØØ
United Continental Holdings, Inc.	1,383	82,620	*ØØ
United States Steel Corp.	1,994	47,896	ÈØØ
UnitedHealth Group, Inc.	728	81,099	ØØ
VF Corp.	239	17,311	ØØ
Valero Energy Corp.	1,861	105,891	ØØ
VeriFone Systems, Inc.	2,195	78,515	*ØØ
Verisk Analytics, Inc. Class A	963	72,264	*ØØ
Verizon Communications, Inc.	1,401	70,666	ØØ
Visa, Inc. Class A	293	19,353	È
	Number of Shares	Value†
Voya Financial, Inc.	1,867	$79,049	ØØ
VSE Corp.	92	6,545	ØØ
WageWorks, Inc.	809	40,774	*ØØ
Wal-Mart Stores, Inc.	1,401	73,913	ØØ
Walt Disney Co.	620	67,406	ØØ
Wells Fargo & Co.	2,797	154,115	ØØ
West Corp.	1,492	46,177	ØØ
WhiteWave Foods Co.	2,954	129,887	*ØØ
Zimmer Holdings, Inc.	995	109,291	ØØ
		9,275,396
Total Common Stocks (Cost $12,998,890)		13,440,244
	Principal Amount[a]
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (4.5%)
U.S. Treasury Bonds, 3.00%, due 11/15/44	$95,000	99,921
U.S. Treasury Bonds, 3.88%, due 8/15/40	5,000	6,075
U.S. Treasury Bonds, 4.38%, due 11/15/39	25,000	32,584
U.S. Treasury Bonds, 4.50%, due 2/15/36	65,000	86,018
U.S. Treasury Bonds, 5.38%, due 2/15/31	5,000	6,971

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Principal Amount[a]	Value†
U.S. Treasury Inflation Indexed Bonds, 0.13%, due 4/15/17	$10,333	$10,554
U.S. Treasury Inflation Indexed Bonds, 0.13%, due 1/15/22	15,554	15,745
U.S. Treasury Inflation Indexed Bonds, 0.13%, due 1/15/23	20,335	20,502
U.S. Treasury Inflation Indexed Bonds, 0.63%, due 1/15/24	60,349	63,206
U.S. Treasury Inflation Indexed Bonds, 0.63%, due 2/15/43	15,312	14,848
U.S. Treasury Inflation Indexed Bonds, 1.75%, due 1/15/28	33,608	39,421
U.S. Treasury Inflation Indexed Bonds, 2.00%, due 1/15/26	35,473	42,144
	Principal Amount[a]	Value†
U.S. Treasury Inflation Indexed Bonds, 2.13%, due 2/15/40	$65,149	$86,302
U.S. Treasury Inflation Indexed Bonds, 2.38%, due 1/15/25	6,225	7,570
U.S. Treasury Inflation Indexed Bonds, 2.38%, due 1/15/27	11,638	14,398
U.S. Treasury Inflation Indexed Bonds, 2.50%, due 1/15/29	5,466	6,988
U.S. Treasury Inflation Indexed Bonds, 3.38%, due 4/15/32	99,164	145,593
U.S. Treasury Notes, 0.25%, due 12/31/15	185,000	185,072
U.S. Treasury Notes, 0.75%, due 2/28/18	75,000	74,719
U.S. Treasury Notes, 1.13%, due 3/31/20	20,000	19,706
	Principal Amount[a]	Value†
U.S. Treasury Notes, 1.63%, due 11/15/22	$20,000	$19,689
U.S. Treasury Notes, 2.00%, due 10/31/21	65,000	65,995
U.S. Treasury Notes, 2.38%, due 8/15/24	70,000	72,155
U.S. Treasury Notes, 2.75%, due 2/15/24	35,000	37,198
U.S. Treasury Notes, 3.25%, due 3/31/17	60,000	63,052
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $1,241,129)		1,236,426
U.S. Government Agency Securities (0.1%)
Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36 (Cost $35,489)	25,000	34,048	ØØ
Mortgage-Backed Securities (0.5%)
Fannie Mae (0.3%)
Pass- Through Certificates, 4.50%, TBA, 30 Year Maturity	60,000	65,297	Ø

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Principal Amount[a]		Value†
Freddie Mac (0.2%)
Pass- Through Certificates, 4.00%, TBA, 30 Year Maturity		$60,000	$64,050	Ø
Total Mortgage-Backed Securities (Cost $129,159)			129,347
Government Securities (7.8%)
Sovereign (7.8%)
Australia Government Bond, Senior Unsecured Notes, 2.00%, due 8/21/35	AUD	15,000	15,420
Australia Government Bond, Senior Unsecured Notes, 2.75%, due 4/21/24	AUD	50,000	40,154
Australia Government Bond, Senior Unsecured Notes, 3.25% due 4/21/25	AUD	40,000	33,382
Canadian Government Bond, Bonds, 1.25%, due 2/1/16	CAD	105,000	87,376
Canadian Government Bond, Bonds, 4.25%, due 12/1/21	CAD	22,635	25,034
Canadian Government Bond, Bonds, 4.25%, due 6/1/18	CAD	185,000	169,811
	Principal Amount[a]		Value†
European Investment Bank, Senior Unsecured Euro Medium- Term Notes, 4.63%, due 4/15/20	EUR	100,000	$137,632
France Government Bond OAT, Bonds, 1.75%, due 11/25/24	EUR	95,000	118,395
Italy Buoni Poliennali Del Tesoro, Bonds, 2.55%, due 9/15/41	EUR	42,939	65,006
Italy Buoni Poliennali Del Tesoro, Bonds, 4.00%, due 2/1/37	EUR	55,000	78,820
Japan Government Twenty Year Bond, Senior Unsecured Notes, 1.20%, due 3/20/35	JPY	7,000,000	59,689
Mexican Bonos, Bonds, Ser. M, 7.75%, due 11/13/42	MXN	690,000	51,879
New Zealand Government Bond, Senior Unsecured Notes, 2.00%, due 9/20/25	NZD	20,000	16,037
	Principal Amount[a]		Value†
New Zealand Government Bond, Senior Unsecured Notes, 2.50%, due 9/20/35	NZD	50,000	$42,093
New Zealand Government Bond, Senior Unsecured Notes, Ser. 423, 5.50%, due 4/15/23	NZD	105,000	92,291
South Africa Government Bond, Bonds, Ser. R214, 6.50%, due 2/28/41	ZAR	805,000	53,314
Spain Government Bond, Bonds, 5.15%, due 10/31/44	EUR	5,000	8,762	ñ
Spain Government Bond, Senior Unsecured Notes, 4.20%, due 1/31/37	EUR	10,000	14,788	ñ
Spain Government Bond, Senior Unsecured Notes, 4.65%, due 7/30/25	EUR	80,000	116,453	ñ
United Kingdom Gilt Inflation Linked Bonds, Bonds, 0.13%, due 3/22/44	GBP	42,349	85,248

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Principal Amount[a]		Value†
United Kingdom Gilt Inflation Linked Bonds, Bonds, 0.25%, due 3/22/52	GBP	10,604	$24,049
United Kingdom Gilt Inflation Linked Bonds, Senior Unsecured Notes, 0.13%, due 3/22/29	GBP	43,241	75,878
United Kingdom Gilt, Bonds, 1.75%, due 7/22/19	GBP	200,000	314,451
United Kingdom Gilt, Bonds, 1.75%, due 9/7/22	GBP	200,000	309,781
United Kingdom Gilt, Bonds, 4.25%, due 12/7/27	GBP	60,000	114,896
Total Government Securities (Cost $2,165,312)			2,150,639
	Number of Shares
Exchange Traded Funds (3.9%)
iShares 10+ Year Credit Bond ETF		1,300	79,651	ØØ
iShares Core U.S. Aggregate Bond ETF		1,674	185,580	ØØ
iShares MSCI ACWI ETF		8,932	551,462	ØØ
	Number of Shares	Value†
SPDR Barclays International Treasury Bond ETF	3,426	$185,552	ØØ
SPDR Barclays Long Term Corporate Bond ETF	1,900	77,938	ØØ
Total Exchange Traded Funds (Cost $1,065,296)		1,080,183
Mutual Funds (37.5%)
Neuberger Berman Emerging Markets Debt Fund Institutional Class	148,236	1,388,211	§ØØ
Neuberger Berman Emerging Markets Equity Fund Institutional Class	187,444	3,197,875	§ØØ
Neuberger Berman High Income Bond Fund Institutional Class	153,180	1,393,318	§ØØ
Neuberger Berman International Equity Fund Institutional Class	301,887	3,526,442	§ØØ
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	111,878	822,119	§ØØ
Total Mutual Funds (Cost $9,772,157)		10,327,965
Short-Term Investments (0.8%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $222,936)	222,936	222,936	ØØ
Total Long Positions (104.0%) (Cost $27,630,368)		28,621,788	##
	Number of Shares	Value†
Cash, receivables and other assets, less liabilities (4.9%)		$1,352,991 [c]
Short Positions (see summary below) ((8.9)%)		(2,454,535)
Total Net Assets (100.0%)		$27,520,244
Short Positions ((8.9)%)
Common Stocks Sold Short (8.9%)‡
Australia (0.1%)
Coca-Cola Amatil Ltd.	(951)	(7,699)
Iluka Resources Ltd.	(1,678)	(10,693)
Santos Ltd.	(1,639)	(10,674)
		(29,066)
Belgium (0.1%)
Anheuser-Busch InBev NV	(108)	(13,149)
UCB SA	(179)	(12,894)
		(26,043)
Canada (0.2%)
Amaya, Inc.	(274)	(6,411)*
BCE, Inc.	(236)	(10,404)
Element Financial Corp.	(734)	(10,525)*
Franco-Nevada Corp.	(210)	(10,903)
IGM Financial, Inc.	(287)	(10,854)
Paramount Resources Ltd. Class A	(305)	(9,022)*
Peyto Exploration & Development Corp.	(333)	(9,680)
		(67,799)
Denmark (0.1%)
Chr Hansen Holding A/S	(324)	(15,686)
GN Store Nord A/S	(650)	(14,033)
William Demant Holding A/S	(171)	(14,067)*
		(43,786)

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value†
France (0.5%)
Bureau Veritas SA	(651)	$(15,330)
Danone SA	(189)	(13,676)
Dassault Systemes SA	(163)	(12,560)
Eurofins Scientific SE	(43)	(12,112)
Groupe Eurotunnel SE	(952)	(15,263)
Imerys SA	(184)	(14,005)
Legrand SA	(217)	(12,548)
LVMH Moet Hennessy Louis Vuitton SE	(70)	(12,241)
Pernod-Ricard SA	(103)	(12,801)
Remy Cointreau SA	(206)	(15,498)
Sartorius Stedim Biotech	(38)	(9,692)
		(145,726)
Germany (0.3%)
BASF SE	(134)	(13,313)
Beiersdorf AG	(117)	(10,177)
Deutsche Wohnen AG	(385)	(10,099)
Drillisch AG	(362)	(16,648)
Linde AG	(62)	(12,115)
MAN SE	(90)	(9,764)
SAP SE	(200)	(15,113)
United Internet AG	(291)	(13,010)
		(100,239)
Italy (0.2%)
Brunello Cucinelli SpA	(584)	(10,833)
Salvatore Ferragamo SpA	(449)	(13,962)
Snam SpA	(2,761)	(14,382)
Yoox SpA	(327)	(10,301)*
		(49,478)
Japan (0.5%)
Asahi Co. Ltd.	(850)	(7,508)
Daiichi Sankyo Co. Ltd.	(764)	(13,270)
Hirose Electric Co. Ltd.	(105)	(14,784)
Honda Motor Co. Ltd.	(390)	(13,075)
Hulic Co. Ltd.	(813)	(8,702)
Inpex Corp.	(1,207)	(15,148)
Konami Corp.	(436)	(8,002)
LIXIL Group Corp.	(500)	(10,422)
	Number of Shares	Value†
Odakyu Electric Railway Co. Ltd.	(1,428)	$(14,369)
Sumitomo Realty & Development Co. Ltd.	(303)	(11,695)
Takeda Pharmaceutical Co. Ltd.	(238)	(12,219)
		(129,194)
Mexico (0.1%)
Fresnillo PLC	(1,425)	(15,805)
Netherlands (0.1%)
ASML Holding NV	(130)	(13,990)
OCI NV	(358)	(10,673)*
		(24,663)
Spain (0.3%)
Atresmedia Corp. de Medios de Comunicacion SA	(905)	(14,618)
Banco Bilbao Vizcaya Argentaria SA	(1,155)	(11,606)
Inditex SA	(349)	(11,199)
Mediaset Espana Comunicacion SA	(1,109)	(15,032)*
Obrascon Huarte Lain SA	(372)	(8,629)
Zardoya Otis SA	(1,177)	(15,174)
		(76,258)
Sweden (0.2%)
Assa Abloy AB Class B	(242)	(14,039)
Lundin Petroleum AB	(1,049)	(16,980)*
Volvo AB,	(895)	(12,365)
B Shares
Wallenstam AB, B Shares	(662)	(11,161)
		(54,545)
Switzerland (0.4%)
Barry Callebaut AG	(13)	(15,771)*
Cie Financiere Richemont SA	(139)	(12,389)
Dufry AG	(97)	(14,263)*
PSP Swiss Property AG	(126)	(11,752)*
	Number of Shares	Value†
SGS SA	(7)	$(13,563)
Swatch Group AG	(27)	(12,070)
Swiss Prime Site AG	(147)	(12,889)*
Syngenta AG	(37)	(12,381)
		(105,078)
United Kingdom (1.6%)
Antofagasta PLC	(624)	(7,469)
Ashtead Group PLC	(747)	(12,809)
Associated British Foods PLC	(227)	(9,910)
British American Tobacco PLC	(191)	(10,494)
BTG PLC	(1,215)	(13,406)*
Burberry Group PLC	(371)	(9,891)
Capita PLC	(683)	(11,955)
Diageo PLC	(427)	(11,855)
Essentra PLC	(910)	(13,358)
Experian PLC	(828)	(14,788)
Glencore PLC	(3,007)	(14,285)*
Grainger PLC	(2,990)	(9,697)
Greene King PLC	(1,045)	(13,286)
Hammerson PLC	(1,106)	(11,332)
Hargreaves Lansdown PLC	(625)	(11,740)
Imagination Technologies Group PLC	(2,993)	(9,028)*
IMI PLC	(479)	(9,179)
Inmarsat PLC	(923)	(14,213)
Intertek Group PLC	(373)	(14,907)
Jardine Lloyd Thompson Group PLC	(673)	(10,960)
Johnson Matthey PLC	(227)	(11,606)
Kier Group	(515)	(12,775)
PLC
N Brown Group PLC	(1,526)	(8,011)
Next PLC	(86)	(9,669)
Oxford Instruments PLC	(724)	(10,307)
Pennon Group PLC	(1,031)	(13,531)
Polymetal International PLC	(773)	(6,279)

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Provident Financial PLC	(269)	$(12,408)
Rotork PLC	(346)	(12,486)
RPC Group PLC	(1,522)	(13,988)
Serco Group PLC	(2,811)	(5,743)
Sports Direct International PLC	(1,284)	(12,137)*
St. James's Place PLC	(693)	(9,453)
Telecity Group PLC	(1,003)	(13,605)
Tesco PLC	(3,257)	(10,978)
Tullow Oil PLC	(2,824)	(17,930)
United Utilities Group PLC	(624)	(9,283)
Vectura Group PLC	(4,898)	(11,717)*
WM Morrison Supermarkets PLC	(3,834)	(10,932)
		(447,400)
United States (4.2%)
Akorn, Inc.	(185)	(7,703)*
Albany Molecular Research, Inc.	(355)	(6,411)*
Alliance Data Systems Corp.	(48)	(14,271)*
Amazon.com, Inc.	(37)	(15,606)*
American Campus Communities, Inc.	(307)	(12,323)
American Tower Corp.	(128)	(12,100)
AMETEK, Inc.	(291)	(15,254)
Amphenol Corp. Class A	(242)	(13,400)
Analog Devices, Inc.	(241)	(14,903)
Arthur J. Gallagher & Co.	(192)	(9,183)
Bluebird Bio,	(79)	(10,522)*
Inc.
BorgWarner, Inc.	(206)	(12,195)
Brown-Forman Corp. Class B	(150)	(13,534)
CMS Energy Corp.	(421)	(14,284)
Coca-Cola Co.	(316)	(12,817)
Colgate- Palmolive Co.	(193)	(12,985)
Contra Furiex Pharmaceuticals	(1,793)	(17,518)^^
	Number of Shares	Value†
CoStar Group, Inc.	(75)	$(15,332)*
Dealertrack Technologies, Inc.	(209)	(8,216)*
Dominion Resources, Inc.	(218)	(15,626)
Donaldson Co., Inc.	(403)	(15,060)
Emerson Electric Co.	(169)	(9,942)
Fastenal Co.	(311)	(13,255)
Federal Realty Investment Trust	(73)	(9,758)
FleetCor Technologies, Inc.	(97)	(15,606)*
FMC Corp.	(242)	(14,353)
Freeport- McMoRan, Inc.	(552)	(12,845)
General Growth Properties, Inc.	(340)	(9,316)
Global Payments, Inc.	(156)	(15,644)
Hershey Co.	(150)	(13,788)
Honeywell International, Inc.	(80)	(8,074)
Howard Hughes Corp.	(83)	(12,323)*
IAC/InterActiveCorp	(184)	(12,847)
IDEX Corp.	(169)	(12,677)
IDEXX Laboratories, Inc.	(79)	(9,904)*
Illinois Tool Works, Inc.	(105)	(9,826)
Intuitive Surgical, Inc.	(15)	(7,440)*
Investors Bancorp, Inc.	(1,088)	(12,882)
ITC Holdings Corp.	(424)	(15,264)
J.B. Hunt Transport Services, Inc.	(177)	(15,434)
Jarden Corp.	(286)	(14,637)*
Kansas City Southern	(118)	(12,094)
Kinder Morgan, Inc.	(303)	(13,014)
Lennox International, Inc.	(140)	(14,834)
	Number of Shares	Value†
Liberty Property Trust	(376)	$(13,100)
LKQ Corp.	(339)	(9,177)*
Martin Marietta Materials, Inc.	(103)	(14,693)
MasterCard, Inc. Class A	(160)	(14,434)
Mobile Mini, Inc.	(246)	(9,481)
Monsanto Co.	(120)	(13,675)
Motorola Solutions, Inc.	(205)	(12,249)
Netflix, Inc.	(24)	(13,356)*
NetSuite, Inc.	(99)	(9,461)*
Newell Rubbermaid, Inc.	(330)	(12,583)
NiSource, Inc.	(366)	(15,892)
Nordson Corp.	(195)	(15,532)
ORBCOMM, Inc.	(2,099)	(12,636)*
Packaging Corp. of America	(189)	(13,077)
Pall Corp.	(146)	(14,209)
Panera Bread Co. Class A	(83)	(15,146)*
PGT, Inc.	(585)	(6,622)*
Plum Creek Timber Co., Inc.	(322)	(13,588)
Polaris Industries, Inc.	(99)	(13,559)
Power Solutions International, Inc.	(107)	(6,827)*
Precision Castparts Corp.	(68)	(14,055)
Priceline Group, Inc.	(13)	(16,092)*
Public Storage	(56)	(10,523)
Realty Income	(243)	(11,414)
Corp.
Restoration Hardware Holdings, Inc.	(107)	(9,220)*
Rice Energy, Inc.	(370)	(9,113)*
Rockwell Collins, Inc.	(121)	(11,777)
Sempra Energy	(134)	(14,227)
Sherwin- Williams Co.	(42)	(11,676)
Signature Bank	(112)	(15,018)*

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Signet Jewelers Ltd.	(109)	$(14,620)
Simon Property Group, Inc.	(49)	(8,893)
Sirius XM Holdings, Inc.	(3,656)	(14,441)*
Southern Copper Corp.	(520)	(16,942)
Starbucks Corp.	(322)	(15,965)
SunEdison, Inc.	(385)	(9,748)*
Under Armour, Inc. Class A	(180)	(13,959)*
Union Pacific Corp.	(100)	(10,623)
United Natural Foods, Inc.	(187)	(12,615)*
United Parcel Service, Inc. Class B	(104)	(10,455)
VeriSign, Inc.	(202)	(12,829)*
Verizon Communications, Inc.	(236)	(11,904)
WABCO Holdings, Inc.	(132)	(16,427)*
Williams Cos., Inc.	(316)	(16,176)
WR Grace & Co.	(154)	(14,895)*
Wynn Resorts Ltd.	(104)	(11,551)
		(1,139,455)
Total Short Positions (Proceeds $(2,391,793))		(2,454,535)

See Notes to Schedule of Investments

LONG POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Mutual Funds	$10,327,965	37.5%
Government Securities	2,150,639	7.8%
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	1,236,426	4.5%
Exchange Traded Funds	1,080,183	3.9%
Oil, Gas & Consumable Fuels	924,872	3.3%
Banks	877,899	3.1%
Pharmaceuticals	790,155	2.8%
Food & Staples Retailing	545,925	2.0%
Insurance	542,175	2.0%
Airlines	533,307	1.9%
Software	524,367	1.9%
Technology Hardware, Storage & Peripherals	511,854	1.9%
Diversified Financial Services	472,871	1.7%
Food Products	450,979	1.6%
Health Care Providers & Services	433,609	1.6%
Semiconductors & Semiconductor Equipment	386,411	1.4%
IT Services	365,467	1.3%
Specialty Retail	348,962	1.3%
Electric Utilities	301,589	1.1%
Diversified Telecommunication Services	299,898	1.1%
Media	270,283	1.0%
Household Durables	269,184	1.0%
Automobiles	267,968	1.0%
Health Care Equipment & Supplies	248,865	0.9%
Chemicals	222,483	0.8%
Aerospace & Defense	219,411	0.8%
Internet Software & Services	208,351	0.8%
Professional Services	204,787	0.7%
Commercial Services & Supplies	196,470	0.7%
Road & Rail	192,124	0.7%
Real Estate Investment Trusts	187,712	0.7%
Metals & Mining	186,117	0.7%
Containers & Packaging	185,730	0.7%
Hotels, Restaurants & Leisure	182,302	0.7%
Auto Components	133,586	0.5%
Life Sciences Tools & Services	130,574	0.5%
Capital Markets	130,218	0.5%
Mortgage-Backed Securities	129,347	0.5%
Communications Equipment	109,514	0.4%
Household Products	107,259	0.4%
Electrical Equipment	103,608	0.4%
Biotechnology	101,478	0.4%
Paper & Forest Products	96,143	0.3%
Real Estate Management & Development	85,998	0.3%
Textiles, Apparel & Luxury Goods	84,971	0.3%
Marine	80,950	0.3%
Multiline Retail	78,059	0.3%
Consumer Finance	75,204	0.3%
Machinery	73,638	0.3%
Leisure Products	70,003	0.3%
Construction & Engineering	65,207	0.2%
Diversified Consumer Services	59,832	0.2%
Energy Equipment & Services	55,763	0.2%
Beverages	55,428	0.2%
See Notes to Schedule of Investments

LONG POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED) (cont'd)

Industry	Investments at Value†	Percentage of Net Assets
Industrial Conglomerates	$54,515	0.2%
Multi-Utilities	54,415	0.2%
Gas Utilities	54,219	0.2%
Distributors	47,673	0.2%
Tobacco	42,926	0.1%
Trading Companies & Distributors	35,730	0.1%
Electronic Equipment, Instruments & Components	30,867	0.1%
U.S. Government Agency Securities	34,048	0.1%
Independent Power and Renewable Electricity Producers	24,587	0.1%
Wireless Telecommunication Services	20,327	0.1%
Construction Materials	15,236	0.1%
Health Care Technology	10,189	0.0%
Short-Term Investments and Other Assets—Net	1,575,927	5.7%
Short Positions (see summary on next page)
	(2,454,535)	(8.9)%
	$27,520,244	100.0%

See Notes to Schedule of Investments

SHORT POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Chemicals	$(143,731)	(0.5)%
Machinery	(142,699)	(0.5)%
Oil, Gas & Consumable Fuels	(117,737)	(0.4)%
Real Estate Investment Trusts	(112,347)	(0.4)%
Metals & Mining	(95,221)	(0.4)%
Pharmaceuticals	(88,727)	(0.3)%
Real Estate Management & Development	(88,318)	(0.3)%
Beverages	(87,353)	(0.3)%
Textiles, Apparel & Luxury Goods	(85,345)	(0.3)%
IT Services	(76,047)	(0.3)%
Internet Software & Services	(75,839)	(0.3)%
Professional Services	(70,543)	(0.3)%
Specialty Retail	(68,947)	(0.3)%
Hotels, Restaurants & Leisure	(62,359)	(0.2)%
Multi-Utilities	(60,029)	(0.2)%
Health Care Equipment & Supplies	(55,136)	(0.2)%
Food Products	(53,145)	(0.2)%
Road & Rail	(52,520)	(0.2)%
Diversified Telecommunication Services	(49,157)	(0.2)%
Semiconductors & Semiconductor Equipment	(47,669)	(0.2)%
Internet & Catalog Retail	(47,274)	(0.2)%
Building Products	(45,917)	(0.2)%
Software	(45,136)	(0.2)%
Electrical Equipment	(44,571)	(0.2)%
Media	(44,091)	(0.2)%
Banks	(39,506)	(0.2)%
Electronic Equipment, Instruments & Components	(38,491)	(0.1)%
Food & Staples Retailing	(34,525)	(0.1)%
Aerospace & Defense	(33,906)	(0.1)%
Insurance	(29,596)	(0.1)%
Construction Materials	(28,698)	(0.1)%
Household Durables	(27,220)	(0.1)%
Containers & Packaging	(27,065)	(0.1)%
Trading Companies & Distributors	(26,064)	(0.1)%
Water Utilities	(22,814)	(0.1)%
Capital Markets	(22,594)	(0.1)%
Construction & Engineering	(21,404)	(0.1)%
Life Sciences Tools & Services	(18,523)	(0.1)%
Wireless Telecommunication Services	(16,648)	(0.1)%
Electric Utilities	(15,264)	(0.1)%
Transportation Infrastructure	(15,263)	(0.1)%
Commercial Services & Supplies	(15,224)	(0.1)%
Gas Utilities	(14,382)	(0.1)%
Leisure Products	(13,559)	(0.0)%
Automobiles	(13,075)	(0.0)%
Household Products	(12,985)	(0.0)%
Consumer Finance	(12,408)	(0.0)%
Communications Equipment	(12,249)	(0.0)%
Auto Components	(12,195)	(0.0)%
Diversified Financial Services	(10,525)	(0.0)%
Biotechnology	(10,522)	(0.0)%
Tobacco	(10,494)	(0.0)%
Air Freight & Logistics	(10,455)	(0.0)%
Personal Products	(10,177)	(0.0)%
Multiline Retail	(9,669)	(0.0)%
Distributors	(9,177)	(0.0)%
Total Common Stocks Sold Short	$(2,454,535)	(8.9)%

See Notes to Schedule of Investments

Schedule of Investments Inflation Managed Fundb (Unaudited) 4/30/15

TOP TEN HOLDINGS

1	Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	8.7%
2	Neuberger Berman Emerging Markets Equity Fund Institutional Class	8.2%
3	Neuberger Berman High Income Bond Fund Institutional Class	8.2%
4	Neuberger Berman Floating Rate Income Fund Institutional Class	4.4%
5	U.S. Treasury Inflation Indexed Bonds, 0.63%, due 1/15/24	2.9%
6	Exxon Mobil Corp.	2.6%
7	United Kingdom Gilt Inflation Linked Bonds, Senior Unsecured Notes, 0.13%, due 3/22/29	2.4%
8	United Kingdom Gilt Inflation Linked Bonds, Bonds, 0.13%, due 3/22/44	2.0%
9	Chevron Corp.	1.5%
10	Energy Transfer Equity LP	1.4%
	Number of Shares	Value†
Common Stocks (44.3%)
Chemicals (7.7%)
Air Products & Chemicals, Inc.	674	$96,672
Airgas, Inc.	122	12,356
Celanese Corp. Class A	77	5,110
CF Industries Holdings, Inc.	145	41,683
Chase Corp.	71	2,542
Dow Chemical Co.	3,544	180,744
E.I. du Pont de Nemours & Co.	3,018	220,917
Eastman Chemical Co.	430	32,774
Ecolab, Inc.	778	87,120
FMC Corp.	235	13,938
Innophos Holdings, Inc.	51	2,695
International Flavors & Fragrances, Inc.	252	28,917
LyondellBasell Industries NV Class A	1,211	125,363
Monsanto Co.	1,370	156,125
Mosaic Co.	1,010	44,440
OMNOVA Solutions, Inc.	439	3,508	*
PPG Industries, Inc.	421	93,277
Praxair, Inc.	816	99,495
Sensient Technologies Corp.	88	5,752
Sherwin- Williams Co.	221	61,438
Sigma-Aldrich Corp.	328	45,566
Zep, Inc.	144	2,863
		1,363,295
Construction Materials (0.3%)
Martin Marietta Materials, Inc.	87	12,410
	Number of Shares	Value†
Vulcan Materials Co.	380	$32,498
		44,908
Containers & Packaging (0.7%)
Avery Dennison Corp.	317	17,622
Ball Corp.	454	33,328
Berry Plastics Group, Inc.	94	3,216	*
MeadWestvaco Corp.	586	28,597
Owens-Illinois, Inc.	543	12,983	*
Rock-Tenn Co. Class A	110	6,928
Sealed Air Corp.	653	29,777
		132,451
Energy Equipment & Services (1.7%)
Atwood Oceanics, Inc.	140	4,673
Baker Hughes, Inc.	477	32,656
Cameron International Corp.	122	6,688	*
Ensco PLC Class A	198	5,402
FMC Technologies, Inc.	74	3,263	*
Halliburton Co.	941	46,062
Helmerich & Payne, Inc.	103	8,031
National Oilwell Varco, Inc.	532	28,946
Noble Corp. PLC	358	6,197
PHI, Inc.	167	5,232	*
Schlumberger Ltd.	1,494	141,347
SEACOR Holdings, Inc.	48	3,488	*
Superior Energy Services, Inc.	168	4,284
		296,269
	Number of Shares	Value†
Gas Utilities (0.5%)
Suburban Propane Partners LP	2,000	$89,300
Hotels, Restaurants & Leisure (0.6%)
Cedar Fair LP	1,700	95,931
Starwood Hotels & Resorts Worldwide, Inc.	195	16,760
		112,691
Household Durables (0.1%)
TRI Pointe Homes, Inc.	1,275	18,207	*
Independent Power and Renewable Electricity Producers (0.4%)
NRG Yield, Inc. Class A	1,400	68,880
Internet Software & Services (0.1%)
Equinix, Inc.	70	17,915
Metals & Mining (1.1%)
Alcoa, Inc.	3,704	49,708
Allegheny Technologies, Inc.	211	7,172
Century Aluminum Co.	371	4,782	*
Freeport- McMoRan, Inc.	2,498	58,128
Newmont Mining Corp.	1,420	37,616	ØØ
Nucor Corp.	720	35,179
		192,585
Multi-Utilities (0.9%)
CenterPoint Energy, Inc.	2,500	52,425
NiSource, Inc.	1,800	78,156
Sempra Energy	300	31,851
		162,432
Oil, Gas & Consumable Fuels (20.4%)
Alliance Holdings GP LP	2,400	119,280

See Notes to Schedule of Investments

Schedule of Investments Inflation Managed Fundb (Unaudited) (cont'd)

	Number of Shares	Value†
Anadarko Petroleum Corp.	608	$57,213
Apache Corp.	417	28,523
Cabot Oil & Gas Corp.	247	8,354
Chesapeake Energy Corp.	565	8,910
Chevron Corp.	2,347	260,658
Cimarex Energy Co.	101	12,564
ConocoPhillips	1,531	103,985
CONSOL Energy, Inc.	107	3,475
Crestwood Equity Partners LP	14,000	91,560
Crestwood Midstream Partners LP	7,800	123,786
Delek US Holdings, Inc.	54	1,994
Devon Energy Corp.	576	39,289
Energy Transfer Equity LP	3,800	253,308
Energy Transfer Partners LP	4,159	240,286
Enterprise Products Partners LP	7,000	239,750
EOG Resources, Inc.	649	64,219
EP Energy Corp. Class A	158	2,334	*
EQT Corp.	118	10,613
Exxon Mobil Corp.	5,208	455,023	ØØ
Green Plains, Inc.	91	2,834
Hess Corp.	362	27,838
Kinder Morgan, Inc.	2,007	86,201
Marathon Oil Corp.	749	23,294
Marathon Petroleum Corp.	371	36,569
Murphy Oil Corp.	100	4,761
Navios Maritime Acquisition Corp.	735	2,800
Newfield Exploration Co.	249	9,771	*
NGL Energy Partners LP	2,100	61,446
Noble Energy, Inc.	348	17,651
Nordic American Tankers Ltd.	138	1,688
NuStar GP Holdings LLC	3,200	124,960
	Number of Shares	Value†
Occidental Petroleum Corp.	873	$69,927
ONEOK, Inc.	2,501	120,298
PBF Energy, Inc. Class A	96	2,724
Phillips 66	750	59,482
Pioneer Natural Resources Co.	150	25,917
QEP Resources, Inc.	74	1,665
REX American Resources Corp.	72	4,552	*
Southwestern Energy Co.	245	6,867	*
Spectra Energy Corp.	4,662	173,659
Teekay LNG Partners LP	3,700	145,854
Teekay Offshore Partners LP	3,100	72,726
Teekay Tankers Ltd. Class A	696	4,385
Tesoro Corp.	220	18,883
Valero Energy Corp.	791	45,008
Western Gas Partners LP	1,800	131,202
Williams Cos., Inc.	4,248	217,455
		3,625,541
Paper & Forest Products (0.4%)
Domtar Corp.	86	3,717
International Paper Co.	1,341	72,039
		75,756
Real Estate Investment Trusts (9.1%)
Alexandria Real Estate Equities, Inc.	300	27,714
Altisource Residential Corp.	515	9,862
American Homes 4 Rent Class A	2,080	35,131
American Tower Corp.	1,110	104,928
AvalonBay Communities, Inc.	495	81,348
Boston Properties, Inc.	815	107,833
CBL & Associates Properties, Inc.	1,150	20,712
	Number of Shares	Value†
CoreSite Realty Corp.	360	$17,309
Crown Castle International Corp.	650	54,294
DCT Industrial Trust, Inc.	750	24,780
Douglas Emmett, Inc.	920	26,220
Equity Residential	1,330	98,234
Essex Property Trust, Inc.	145	32,183
Federal Realty Investment Trust	290	38,764
General Growth Properties, Inc.	1,595	43,703
HCP, Inc.	677	27,276	ØØ
Health Care REIT, Inc.	695	50,054
Host Hotels & Resorts, Inc.	2,185	44,006
Hudson Pacific Properties, Inc.	420	12,667
Kimco Realty Corp.	1,505	36,270
LaSalle Hotel Properties	680	24,949
Macerich Co.	385	31,478
National Retail Properties, Inc.	750	28,800
OMEGA Healthcare Investors, Inc.	740	26,707
Plum Creek Timber Co., Inc.	520	21,944
Prologis, Inc.	1,530	61,506
Public Storage	380	71,406
Regency Centers Corp.	410	25,740
Simon Property Group, Inc.	865	156,989
SL Green Realty Corp.	435	53,227
Sovran Self Storage, Inc.	305	26,639
Spirit Realty Capital, Inc.	1,920	21,677
Sunstone Hotel Investors, Inc.	1,591	24,788
Urstadt Biddle Properties, Inc. Class A	305	6,329
Ventas, Inc.	1,015	69,933
Vornado Realty Trust	390	40,361
Weyerhaeuser Co.	1,175	37,024
		1,622,785

See Notes to Schedule of Investments

Schedule of Investments Inflation Managed Fundb (Unaudited) (cont'd)

	Number of Shares		Value†
Real Estate Management & Development (0.3%)
Brookfield Asset Management, Inc. Class A		570	$30,694
Brookfield Property Partners LP		40	927
Forest City Enterprises, Inc. Class A		1,135	26,968	*
			58,589
Total Common Stocks (Cost $7,039,212)			7,881,604
	Principal Amount[a]
Government Securities (12.0%)
Sovereign (12.0%)
Australia Government Bond, Senior Unsecured Notes, 2.00%, due 8/21/35	AUD	90,000	92,519
Canadian Government Bond, Bonds, 1.50%, due 12/1/44	CAD	43,378	47,001
Italy Buoni Poliennali Del Tesoro, Bonds, 2.35%, due 9/15/35	EUR	100,396	148,616
Italy Buoni Poliennali Del Tesoro, Bonds, 2.55%, due 9/15/41	EUR	144,920	219,394
Mexican Bonos, Bonds, 7.75%, due 11/13/42	MXN	1,555,000	116,915
	Principal Amount[a]		Value†
New Zealand Government Bond, Senior Unsecured Notes, 2.00%, due 9/20/25	NZD	280,000	$224,512
New Zealand Government Bond, Senior Unsecured Notes, 2.50%, due 9/20/35	NZD	215,000	180,998
South Africa Government Bond, Bonds, 6.50%, due 2/28/41	ZAR	1,540,000	101,992
Sweden Inflation Linked Bond, Bonds, 3.50%, due 12/1/28	SEK	205,000	49,578
United Kingdom Gilt Inflation Linked Bonds, Bonds, 0.13%, due 3/22/44	GBP	179,982	362,303
United Kingdom Gilt Inflation Linked Bonds, Senior Unsecured Notes, 0.13%, due 3/22/29	GBP	243,230	426,816
	Principal Amount[a]		Value†
United Kingdom Gilt Inflation Linked, Bonds, 0.25%, due 3/22/52	GBP	74,225	$168,347
Total Government Securities (Cost $2,058,491)			2,138,991
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (12.5%)
U.S. Treasury Inflation Indexed Bonds, 0.13%, due 4/15/17		$87,828	89,708
U.S. Treasury Inflation Indexed Bonds, 1.13%, due 1/15/21		64,371	69,274
U.S. Treasury Inflation Indexed Bonds, 0.13%, due 1/15/22		77,768	78,722
U.S. Treasury Inflation Indexed Bonds, 0.13%, due 7/15/22		45,925	46,632
U.S. Treasury Inflation Indexed Bonds, 0.13%, due 1/15/23		122,010	123,011
U.S. Treasury Inflation Indexed Bonds, 0.25%, due 1/15/25		44,589	45,163

See Notes to Schedule of Investments

Schedule of Investments Inflation Managed Fundb (Unaudited) (cont'd)

	Principal Amount[a]	Value†
U.S. Treasury Inflation Indexed Bonds, 0.63%, due 1/15/24	$497,881	$521,453
U.S. Treasury Inflation Indexed Bonds, 0.63%, due 2/15/43	107,182	103,933
U.S. Treasury Inflation Indexed Bonds, 1.75%, due 1/15/28	145,633	170,822
U.S. Treasury Inflation Indexed Bonds, 2.00%, due 1/15/26	212,839	252,863
U.S. Treasury Inflation Indexed Bonds, 2.13%, due 2/15/40	157,444	208,564
U.S. Treasury Inflation Indexed Bonds, 2.38%, due 1/15/25	80,928	98,404
U.S. Treasury Inflation Indexed Bonds, 2.38%, due 1/15/27	64,007	79,188
U.S. Treasury Inflation Indexed Bonds, 2.50%, due 1/15/29	54,655	69,882
	Principal Amount[a]	Value†
U.S. Treasury Inflation Indexed Bonds, 3.38%, due 4/15/32	$152,052	$223,243
U.S. Treasury Inflation Indexed Bonds, 3.88%, due 4/15/29	28,552	41,949
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $2,192,896)		2,222,811
	Number of Shares
Mutual Funds (29.5%)
Neuberger Berman Emerging Markets Equity Fund Institutional Class	85,813	1,464,008	§
Neuberger Berman Floating Rate Income Fund Institutional Class	76,483	776,842	§
Neuberger Berman High Income Bond Fund Institutional Class	159,732	1,452,922	§
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	211,730	1,555,863	*§
Total Mutual Funds (Cost $5,662,381)		5,249,635
	Number of Shares	Value†
Short-Term Investments (1.2%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $223,101)	223,101	$223,101	ØØ
Total Investments (99.5%) (Cost $17,176,081)		17,716,142	##
Cash, receivables and other assets, less liabilities (0.5%)		86,616	[c]
Total Net Assets (100.0%)		$17,802,758

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund (Unaudited) 4/30/15

TOP TEN EQUITY HOLDINGS LONG POSITIONS

1	Brookfield Infrastructure Partners LP	2.8%
2	Enbridge, Inc.	2.8%
3	DaVita HealthCare Partners, Inc.	2.6%
4	Zimmer Holdings, Inc.	2.4%
5	PVH Corp.	2.1%
6	Home Depot, Inc.	1.8%
7	Markit Ltd.	1.7%
8	Delta Air Lines, Inc.	1.5%
9	Verisk Analytics, Inc. Class A	1.5%
10	Visa, Inc. Class A	1.4%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS

1	iShares Russell Mid-Cap ETF	(1.1)%
2	iShares Russell 2000 ETF	(1.0)%
3	Utilities Select Sector SPDR Fund	(0.8)%
4	Consolidated Edison, Inc.	(0.6)%
5	Siemens AG ADR	(0.6)%
6	CGI Group, Inc. Class A	(0.6)%
7	Vanguard REIT ETF	(0.6)%
8	Consumer Discretionary Select Sector SPDR Fund	(0.5)%
9	Industrial Select Sector SPDR Fund	(0.5)%
10	iShares MSCI Emerging Markets ETF	(0.5)%
	Number of Shares	Value†
Long Positions (95.8%)
Common Stocks (70.8%)
Aerospace & Defense (0.3%)
United Technologies Corp.	93,000	$10,578,750
Airlines (1.5%)
Delta Air Lines, Inc.	1,144,066	51,071,106
Automobiles (0.3%)
General Motors Co.	329,220	11,542,453
Banks (3.1%)
Citigroup, Inc.	643,900	34,332,748	ØØ
JPMorgan Chase & Co.	552,500	34,951,150
U.S. Bancorp	198,300	8,501,121
Wells Fargo & Co.	492,500	27,136,750
		104,921,769
Capital Markets (0.6%)
BlackRock, Inc.	38,500	14,011,690
Moelis & Co. Class A	173,000	4,679,650
		18,691,340
Chemicals (0.9%)
Ashland, Inc.	242,800	30,680,208
Communications Equipment (0.3%)
Motorola Solutions, Inc.	160,000	9,560,000
	Number of Shares	Value†
Consumer Finance (1.7%)
American Express Co.	213,800	$16,558,810
Springleaf Holdings, Inc.	374,200	18,710,000	*
Synchrony Financial	690,417	21,506,490	*ØØ
		56,775,300
Diversified Financial Services (0.8%)
CME Group, Inc.	310,000	28,182,100
Electric Utilities (3.2%)
Brookfield Infrastructure Partners LP	2,186,749	96,063,884	ØØ
Eversource Energy	272,400	13,282,224	ØØ
		109,346,108
Electrical Equipment (1.2%)
Hubbell, Inc. Class B	218,794	23,811,351
Sensata Technologies Holding NV	314,874	17,384,194	*
		41,195,545
Electronic Equipment, Instruments & Components (1.6%)
Amphenol Corp. Class A	284,000	15,725,080
CDW Corp.	480,000	18,393,600	ØØ
Zebra Technologies Corp. Class A	219,400	20,202,352	*
		54,321,032
	Number of Shares	Value†
Energy Equipment & Services (0.3%)
Patterson- UTI Energy, Inc.	502,500	$11,230,875
Food & Staples Retailing (1.3%)
Costco Wholesale Corp.	135,600	19,397,580
CVS Health Corp.	248,000	24,623,920	ØØ
		44,021,500
Health Care Equipment & Supplies (3.1%)
Sirona Dental Systems, Inc.	262,900	24,383,975	*ØØ
Zimmer Holdings, Inc.	743,000	81,611,120	ØØ
		105,995,095
Health Care Providers & Services (3.2%)
Accretive Health, Inc.	1,278,675	7,186,153	*
DaVita HealthCare Partners, Inc.	1,090,600	88,447,660	*ØØ
HCA Holdings, Inc.	182,900	13,536,429	*
		109,170,242
Hotels, Restaurants & Leisure (4.5%)
Darden Restaurants, Inc.	473,600	30,201,472
Dunkin' Brands Group, Inc.	429,200	22,365,612	ØØ

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Hilton Worldwide Holdings, Inc.	915,100	$26,501,296	*
McDonald's Corp.	284,700	27,487,785
Starwood Hotels & Resorts Worldwide, Inc.	366,700	31,517,865
Wyndham Worldwide Corp.	190,100	16,234,540
		154,308,570
Household Durables (1.0%)
Lennar Corp. Class A	632,600	28,973,080	ØØ
Newell Rubbermaid, Inc.	150,000	5,719,500
		34,692,580
Independent Power and Renewable Electricity Producers (1.2%)
Calpine Corp.	830,400	18,111,024	*ØØ
Dynegy, Inc.	240,124	7,988,925	*
NRG Yield, Inc. Class A	280,000	13,776,000
		39,875,949
Internet & Catalog Retail (1.6%)
Amazon.com, Inc.	36,100	15,226,258	*
Vipshop Holdings Ltd. ADS	1,356,115	38,364,493	*
		53,590,751
Internet Software & Services (3.2%)
eBay, Inc.	596,700	34,763,742	*
Google, Inc. Class A	48,400	26,560,468	*
Google, Inc. Class C	19,453	10,452,875	*
Qihoo 360 Technology Co. Ltd. ADR	629,249	37,943,715	*ØØ
		109,720,800
	Number of Shares	Value†
IT Services (2.6%)
Genpact Ltd.	1,004,155	$21,950,828	*
Visa, Inc. Class A	728,600	48,124,030
WEX, Inc.	173,900	19,600,269	*
		89,675,127
Machinery (1.3%)
Ingersoll- Rand PLC	370,000	24,360,800
Valmont Industries, Inc.	167,347	21,089,069	ØØ
		45,449,869
Media (1.7%)
Markit Ltd.	2,200,407	56,440,440	*
Metals & Mining (0.6%)
Steel Dynamics, Inc.	849,240	18,793,681
Multi-Utilities (1.3%)
NiSource, Inc.	570,300	24,762,426
Wisconsin Energy Corp.	421,400	20,699,168	ØØ
		45,461,594
Multiline Retail (0.4%)
Dollar General Corp.	169,300	12,309,803
Oil, Gas & Consumable Fuels (5.6%)
Antero Resources Corp.	126,000	5,583,060	*
Cabot Oil & Gas Corp.	400,400	13,541,528
Columbia Pipeline Partners LP	345,900	9,356,595	*
Enbridge, Inc.	1,820,000	95,240,600
PDC Energy, Inc.	187,200	10,621,728	*
Rice Energy, Inc.	1,350,963	33,274,219	*
Teekay Corp.	494,700	24,591,537	ØØ
		192,209,267
	Number of Shares	Value†
Pharmaceuticals (1.9%)
Bristol- Myers Squibb Co.	615,800	$39,244,934
Impax Laboratories, Inc.	546,117	24,717,255	*
		63,962,189
Professional Services (2.5%)
Nielsen NV	731,000	32,851,140
Verisk Analytics, Inc. Class A	672,242	50,445,040	*
		83,296,180
Real Estate Investment Trusts (1.7%)
General Growth Properties, Inc.	550,200	15,075,480
Outfront Media, Inc.	595,501	17,102,789	ØØ
Weyerhaeuser Co.	794,800	25,044,148
		57,222,417
Real Estate Management & Development (1.3%)
Brookfield Asset Management, Inc. Class A	832,200	44,813,970
Road & Rail (1.0%)
Canadian Pacific Railway Ltd.	180,000	34,304,400
Semiconductors & Semiconductor Equipment (1.2%)
Altera Corp.	462,497	19,276,875
ASML Holding NV	198,000	21,193,920	ØØ
		40,470,795
Software (0.5%)
Activision Blizzard, Inc.	795,900	18,158,458	ØØ
Specialty Retail (4.3%)
Asbury Automotive Group, Inc.	295,000	24,788,850	*

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Five Below, Inc.	881,826	$29,735,173	*ØØ
Home Depot, Inc.	578,000	61,834,440	ØØ
Tractor Supply Co.	365,888	31,488,321	ØØ
		147,846,784
Technology Hardware, Storage & Peripherals (1.7%)
Apple, Inc.	120,000	15,018,000	ØØ
EMC Corp.	392,700	10,567,557
SanDisk Corp.	456,400	30,551,416
		56,136,973
Textiles, Apparel & Luxury Goods (2.4%)
lululemon athletica, Inc.	156,000	9,927,840	*
PVH Corp.	693,000	71,621,550	ØØ
		81,549,390
Tobacco (1.1%)
Lorillard, Inc.	377,900	26,400,094
Philip Morris International, Inc.	149,131	12,447,965
		38,848,059
Transportation Infrastructure (1.2%)
Wesco Aircraft Holdings, Inc.	2,658,000	41,677,440	*
Water Utilities (0.9%)
American Water Works Co., Inc.	547,800	29,866,056
Wireless Telecommunication Services (0.7%)
SBA Communications Corp. Class A	205,000	23,743,100	*ØØ
Total Common Stocks (Cost $2,108,851,368)		2,411,708,065
	Principal Amount	Value†
Corporate Debt Securities (9.0%)
Airlines (0.5%)
UAL Corp., Guaranteed Notes, 6.00%, due 12/1/20	$4,970,000	$5,280,625
UAL Corp., Guaranteed Notes, Ser. B, 6.00%, due 7/15/28	10,970,000	10,970,000
		16,250,625
Coal (0.3%)
Alpha Natural Resources, Inc., Secured Notes, Ser. B, 7.50%, due 8/1/20	10,393,000	3,793,445	ñ
Arch Coal, Inc., Guaranteed Notes, 7.00%, due 6/15/19	28,219,000	6,208,180
		10,001,625
Electric (0.9%)
DPL, Inc., Senior Unsecured Notes, 7.25%, due 10/15/21	28,571,000	30,856,680
Entertainment (0.1%)
Regal Entertainment Group, Senior Unsecured Notes, 5.75%, due 3/15/22	2,595,000	2,666,363
	Principal Amount	Value†
Food (0.6%)
SUPERVALU, Inc., Senior Unsecured Notes, 6.75%, due 6/1/21	$19,440,000	$20,096,100
Healthcare-Services (0.4%)
Select Medical Corp., Guaranteed Notes, 6.38%, due 6/1/21	14,893,000	14,781,302
Home Builders (0.9%)
KB Home, Guaranteed Notes, 7.00%, due 12/15/21	16,195,000	16,883,287
KB Home, Guaranteed Notes, 7.50%, due 9/15/22	11,684,000	12,209,780
		29,093,067
Iron-Steel (0.8%)
AK Steel Corp., Guaranteed Notes, 7.63%, due 5/15/20	24,475,000	21,232,062
AK Steel Corp., Guaranteed Notes, 7.63%, due 10/1/21	2,520,000	2,079,000
United States Steel Corp., Senior Unsecured Notes, 7.38%, due 4/1/20	2,940,000	3,072,300

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

	Principal Amount	Value†
United States Steel Corp., Senior Unsecured Notes, 7.50%, due 3/15/22	$2,086,000	$2,135,543
		28,518,905
Media (0.7%)
Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	11,735,000	12,351,087
Sinclair Television Group, Inc., Guaranteed Notes, 6.13%, 10/1/22	12,563,000	13,253,965
		25,605,052
Oil & Gas (1.5%)
Carrizo Oil & Gas, Inc., Guaranteed Notes, 7.50%, due 9/15/20	1,750,000	1,841,525
Chesapeake Energy Corp., Guaranteed Notes, 4.88%, due 4/15/22	5,752,000	5,306,220
Chesapeake Energy Corp., Guaranteed Notes, 5.75%, due 3/15/23	1,700,000	1,632,000
	Principal Amount	Value†
Clayton Williams Energy, Inc., Guaranteed Notes, 7.75%, due 4/1/19	$2,800,000	$2,681,000
Forest Oil Corp., Guaranteed Notes, 7.25%, due 6/15/19	19,771,000	4,942,750
Gulfport Energy Corp., Guaranteed Notes, 6.63% due 5/1/23	1,375,000	1,402,500	ñ
Gulfport Energy Corp., Guaranteed Notes, 7.75%, due 11/1/20	900,000	949,500
Halcon Resources Corp., Secured Notes, 8.63%, due 2/1/20	925,000	962,000	ñØ
PDC Energy, Inc., Guaranteed Notes, 7.75%, due 10/15/22	4,195,000	4,467,675
Rice Energy, Inc., Guaranteed Notes, 7.25% due 5/1/23	1,850,000	1,924,000	ñ
	Principal Amount	Value†
Sanchez Energy Corp., Guaranteed Notes, 6.13%, due, 1/15/23	$1,154,000	$1,130,920
SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 2/15/23	18,175,000	11,950,062
SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	9,835,000	6,761,563
Stone Energy Corp., Guaranteed Notes, 7.50%, 11/15/22	4,625,000	4,255,000
		50,206,715
Retail (0.1%)
Rite Aid Corp., Guaranteed Notes, 6.13%, due 4/1/23	2,750,000	2,849,688	ñ
Telecommunications (2.0%)
Frontier Communications Corp., Senior Unsecured Notes, 6.88%, due 1/15/25	7,020,000	6,798,800
Frontier Communications Corp., Senior Unsecured Notes, 7.63%, due 4/15/24	15,967,000	16,266,381

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

	Principal Amount	Value†
MetroPCS Wireless, Inc., Guaranteed Notes, 6.63%, due 11/15/20	$4,910,000	$5,124,812
Sprint Capital Corp., Guaranteed Notes, 6.88%, 11/15/28	17,456,000	15,797,680
Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 11/15/22	15,425,000	14,518,781
T-Mobile USA, Inc., Guaranteed Notes, 6.13%, due 1/15/22	4,090,000	4,217,813
T-Mobile USA, Inc., Guaranteed Notes, 6.38%, due 3/1/25	1,335,000	1,371,032
T-Mobile USA, Inc., Guaranteed Notes, 6.50%, due 1/15/24	5,475,000	5,714,531
		69,809,830
Transportation (0.2%)
Teekay Offshore Partners LP, Senior Unsecured Notes, 6.00%, due 7/30/19	7,495,000	6,726,763
Total Corporate Debt Securities (Cost $358,231,516)		307,462,715
	Contracts	Value†
Purchased Options (0.1%)
SPDR S&P 500 ETF Trust, Put, Jun 2015 @ 190	6,200	$477,400
SPDR S&P 500 ETF Trust, Put, Jun 2015 @ 210	1,700	870,400
Total Options (Cost $2,677,780)		1,347,800
	Number of Shares
Short-Term Investments (15.9%)
State Street Institutional Government Money Market Fund Premier Class (Cost $540,753,554)	540,753,554	540,753,554	ØØ
Total Long Positions (95.8%) (Cost $3,010,514,218)		3,261,272,134	##
Cash, receivables and other assets, less liabilities (18.4%)		628,243,304	[c]
Short Positions (see summary below) ((14.2)%)		(483,066,480)
Total Net Assets (100.0%)		$3,406,448,958
Short Positions ((14.2)%)
Common Stocks Sold Short (8.6%)‡
Auto Components (0.1%)
Gentherm, Inc.	(38,616)	(2,036,222	)*
Banks (0.6%)
CIT Group, Inc.	(144,900)	(6,524,847)
M&T Bank Corp.	(114,600)	(13,714,182)
		(20,239,029)
Capital Markets (0.3%)
Cohen & Steers, Inc.	(107,801)	(4,081,346)
	Number of Shares	Value†
Franklin Resources, Inc.	(99,800)	$(5,145,688)
		(9,227,034)
Commercial Services & Supplies (0.3%)
Waste Connections, Inc.	(229,580)	(10,884,388)
Electric Utilities (0.3%)
Southern Co.	(230,000)	(10,189,000)
Electronic Equipment, Instruments & Components (0.3%)
Corning, Inc.	(428,827)	(8,975,349)
Energy Equipment & Services (0.3%)
FMC Technologies, Inc.	(100,000)	(4,410,000)*
National Oilwell Varco, Inc.	(103,000)	(5,604,230)
		(10,014,230)
Health Care Providers & Services (0.3%)
Amsurg Corp.	(136,000)	(8,529,920)*
Hotels, Restaurants & Leisure (0.4%)
Chuy's Holdings, Inc.	(95,100)	(2,151,162)*
Panera Bread Co. Class A	(65,100)	(11,879,448)*
		(14,030,610)
Industrial Conglomerates (0.6%)
Siemens AG ADR	(187,000)	(20,343,730)
IT Services (0.7%)
CGI Group, Inc. Class A	(472,862)	(19,893,304)*
FleetCor Technologies, Inc.	(22,000)	(3,539,580)*
		(23,432,884)
Machinery (0.8%)
Caterpillar, Inc.	(59,700)	(5,186,736)
Dover Corp.	(55,400)	(4,194,888)

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

	Number of Shares	Value†
PACCAR, Inc.	(105,000)	$(6,861,750)
Parker- Hannifin Corp.	(65,000)	(7,758,400)
Rexnord Corp.	(141,000)	(3,735,090)*
		(27,736,864)
Multi-Utilities (0.6%)
Consolidated Edison, Inc.	(340,900)	(20,982,395)
Oil, Gas & Consumable Fuels (0.6%)
Cheniere Energy, Inc.	(60,000)	(4,589,400)*
Energy Transfer Partners LP	(80,000)	(4,622,400)
Kinder Morgan, Inc.	(300,000)	(12,885,000)
		(22,096,800)
Professional Services (0.1%)
Dun & Bradstreet Corp.	(35,000)	(4,468,450)
Road & Rail (0.2%)
Hertz Global Holdings, Inc.	(324,400)	(6,760,496)*
Semiconductors & Semiconductor Equipment (0.2%)
Xilinx, Inc.	(184,600)	(8,004,256)
Specialty Retail (1.5%)
Advance Auto Parts, Inc.	(107,700)	(15,401,100)
Bed Bath & Beyond, Inc.	(173,400)	(12,217,764)*
Sally Beauty Holdings, Inc.	(450,000)	(14,044,500)*
Sonic Automotive, Inc. Class A	(410,060)	(9,574,901)
		(51,238,265)
Textiles, Apparel & Luxury Goods (0.4%)
Coach,	(100,000)	(3,821,000)
Inc.
	Number of Shares	Value†
Michael Kors Holdings Ltd.	(162,577)	$(10,057,013)*
		(13,878,013)
Total Common Stocks Sold Short (Proceeds $(284,295,968))		(293,067,935)
Exchange Traded Funds Sold Short (5.6%)
Consumer Discretionary Select Sector SPDR Fund	(227,000)	(17,095,370)
Industrial Select Sector SPDR Fund	(290,000)	(16,132,700)
iShares Core S&P Small-Cap ETF	(77,000)	(8,878,870)
iShares MSCI Australia ETF	(101,000)	(2,355,320)
iShares MSCI Emerging Markets ETF	(370,000)	(15,865,600)
iShares Russell 2000 ETF	(273,500)	(33,137,260)
iShares Russell Mid-Cap ETF	(220,000)	(37,743,200)
SPDR S&P Retail ETF	(126,500)	(12,236,345)
Utilities Select Sector SPDR Fund	(604,000)	(26,708,880)
Vanguard REIT ETF	(250,000)	(19,845,000)
Total Exchange Traded Funds Sold Short (Proceeds $(166,955,139))		(189,998,545)
Total Short Positions (Proceeds $(451,251,107))		(483,066,480)

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (Unaudited) 4/30/15

TOP TEN HOLDINGS

1	Neuberger Berman High Income Bond Fund Institutional Class	15.5%
2	Neuberger Berman Floating Rate Income Fund Institutional Class	15.4%
3	Neuberger Berman Emerging Markets Debt Fund Institutional Class	10.5%
4	U.S. Treasury Bonds, 3.00%, due 11/15/44	2.7%
5	iShares 10+ Year Credit Bond ETF	2.3%
6	SPDR Barclays Long Term Corporate Bond ETF	2.3%
7	U.S. Treasury Inflation Indexed Bonds, 3.38%, due 4/15/32	2.3%
8	U.S. Treasury Bonds, 4.50%, due 2/15/36	1.9%
9	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36	1.0%
10	U.S. Treasury Bonds, 4.38%, due 11/15/39	0.9%
	Number of Shares	Value†
Common Stocks (42.6%)
Aerospace & Defense (0.7%)
BAE Systems PLC	2,278	$17,648
Boeing Co.	45	6,450
L-3 Communications Holdings, Inc.	82	9,423
Lockheed Martin Corp.	393	73,334
Northrop Grumman Corp.	33	5,083
Raytheon Co.	74	7,696
		119,634
Air Freight & Logistics (0.1%)
United Parcel Service, Inc. Class B	79	7,942
Airlines (0.3%)
Air New Zealand Ltd.	3,660	7,521
Cathay Pacific Airways Ltd.	7,000	18,007
easyJet PLC	233	6,443
Japan Airlines Co. Ltd.	200	6,669
Singapore Airlines Ltd.	800	7,371
		46,011
Automobiles (1.0%)
Bayerische Motoren Werke AG (Preference Shares)	74	6,762
Daimler AG	801	77,014	ØØ
Ford Motor Co.	342	5,404
General Motors Co.	1,400	49,084
	Number of Shares	Value†
Porsche Automobil Holding SE (Preference Shares)	116	$11,006
Volkswagen AG	64	16,212
		165,482
Banks (1.1%)
Australia & New Zealand Banking Group Ltd.	2,325	62,212
Banco Santander SA	429	3,244
Barclays PLC	1,233	4,824
BOC Hong Kong Holdings Ltd.	1,000	3,885
Hang Seng Bank Ltd.	400	7,798
JPMorgan Chase & Co.	1,023	64,715	ØØ
Wells Fargo & Co.	700	38,570
		185,248
Beverages (0.6%)
Coca-Cola Co.	1,299	52,687
PepsiCo, Inc.	448	42,614
		95,301
Capital Markets (0.7%)
Apollo Investment Corp.	4,400	35,200
BlackRock, Inc.	19	6,915
Blackstone Group LP	900	36,864
FS Investment Corp.	3,350	35,074
		114,053
Chemicals (1.3%)
Air Products & Chemicals, Inc.	50	7,172
BASF SE	593	58,913
	Number of Shares	Value†
Dow Chemical Co.	280	$14,280
E.I. du Pont de Nemours & Co.	1,019	74,591
LyondellBasell Industries NV Class A	493	51,035
Yara International ASA	177	9,069
		215,060
Commercial Services & Supplies (0.1%)
R.R. Donnelley & Sons Co.	255	4,748
West Corp.	65	2,012
		6,760
Communications Equipment (0.6%)
Cisco Systems, Inc.	3,544	102,174	ØØ
Construction & Engineering (0.2%)
Skanska AB, B Shares	224	4,985
Vinci SA	312	19,136
		24,121
Containers & Packaging (0.2%)
Amcor Ltd.	792	8,432
Rock-Tenn Co. Class A	120	7,557
Smurfit Kappa Group PLC	229	7,011
		23,000
Diversified Financial Services (0.5%)
CME Group, Inc.	724	65,819
Industrivarden AB, C Shares	285	5,938
		71,757

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Diversified Telecommunication Services (1.1%)
AT&T, Inc.	1,352	$46,833
BT Group PLC	461	3,215
HKT Trust & HKT Ltd.	3,000	4,026
PCCW Ltd.	7,000	4,679
Singapore Telecommunications Ltd.	6,000	19,973
TDC A/S	439	3,342
Telenor ASA	289	6,527
TeliaSonera AB	1,789	11,123
Telstra Corp. Ltd.	5,945	29,224
Verizon Communications, Inc.	1,100	55,484
Windstream Holdings, Inc.	45	522
		184,948
Electric Utilities (1.6%)
American Electric Power Co., Inc.	140	7,962
CLP Holdings Ltd.	2,500	21,884
Duke Energy Corp.	286	22,185
EDP - Energias de Portugal SA	2,089	8,353
Enel SpA	1,833	8,688
Entergy Corp.	247	19,063
Exelon Corp.	1,000	34,020
Fortum OYJ	624	12,322
NextEra Energy, Inc.	792	79,937	ØØ
Power Assets Holdings Ltd.	1,500	15,092
PPL Corp.	341	11,604
Spark Infrastructure Group	2,068	3,180
SSE PLC	967	22,912
		267,202
Electrical Equipment (0.1%)
Eaton Corp. PLC	69	4,742
Emerson Electric Co.	53	3,118
		7,860
Electronic Equipment, Instruments & Components (0.1%)
Avnet, Inc.	190	8,100
AVX Corp.	268	3,690
Corning, Inc.	168	3,516
		15,306
	Number of Shares	Value†
Energy Equipment & Services (0.4%)
Schlumberger Ltd.	650	$61,496
Food & Staples Retailing (0.6%)
Delhaize Group SA	50	4,025
J Sainsbury PLC	1,162	4,832
Sysco Corp.	120	4,444
Wal-Mart Stores, Inc.	403	31,454
Wesfarmers Ltd.	879	30,298
Woolworths Ltd.	628	14,581
		89,634
Food Products (0.5%)
Archer- Daniels- Midland Co.	150	7,332
Campbell Soup Co.	100	4,471
ConAgra Foods, Inc.	312	11,279
General Mills, Inc.	41	2,269
Kraft Foods Group, Inc.	110	9,323
Orkla ASA	1,056	8,292
Unilever NV	800	34,784
Wilmar International Ltd.	2,300	5,649
		83,399
Gas Utilities (0.3%)
AGL Resources, Inc.	192	9,652
AmeriGas Partners LP	800	38,984
New Jersey Resources Corp.	69	2,105
Snam SpA	640	3,334
		54,075
Health Care Equipment & Supplies (0.0%)
Baxter International, Inc.	93	6,393
Health Care Providers & Services (0.2%)
Aetna, Inc.	55	5,878
Anthem, Inc.	69	10,414
Ramsay Health Care Ltd.	136	6,704
Sonic Healthcare Ltd.	1,002	15,704
		38,700
	Number of Shares	Value†
Hotels, Restaurants & Leisure (0.7%)
Carnival Corp.	95	$4,177
Cedar Fair LP	1,000	56,430
International Game Technology PLC	49	1,003	*
Las Vegas Sands Corp.	600	31,728
McDonald's Corp.	168	16,221
Tabcorp Holdings Ltd.	2,325	8,932
		118,491
Household Durables (0.1%)
Bellway PLC	109	3,314
Berkeley Group Holdings PLC	154	5,929
		9,243
Household Products (1.1%)
Colgate- Palmolive Co.	63	4,238
Kimberly- Clark Corp.	500	54,845
Procter & Gamble Co.	1,519	120,776	ØØ
		179,859
Independent Power and Renewable Electricity Producers (0.4%)
NRG Yield, Inc. Class A	650	31,980
TerraForm Power, Inc. Class A	900	35,577	*
		67,557
Industrial Conglomerates (0.7%)
General Electric Co.	1,993	53,970
Koninklijke Philips NV	1,100	31,471
Siemens AG ADR	250	27,198
		112,639
Insurance (2.7%)
Aegon NV	1,164	9,184
Aflac, Inc.	216	13,617
Ageas	147	5,523
Allianz SE	375	63,831
Amlin PLC	407	2,852
Aviva PLC	586	4,715
AXA SA	1,628	41,165
Catlin Group Ltd.	839	9,324	^^

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Number of Shares	Value†
CNA Financial Corp.	217	$8,745
CNO Financial Group, Inc.	448	7,616
CNP Assurances	543	9,760
Direct Line Insurance Group PLC	1,677	8,187
Gjensidige Forsikring ASA	280	4,871
Hannover Rueck SE	79	8,030
Insurance Australia Group Ltd.	1,644	7,535
Legal & General Group PLC	3,656	14,533
Mapfre SA	2,016	7,492
Marsh & McLennan Cos., Inc.	95	5,335
MetLife, Inc.	1,008	51,700
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	143	27,913
Old Mutual PLC	2,472	8,867
Phoenix Group Holdings	970	12,518
Sampo Oyj	252	12,210
SCOR SE	130	4,679
Standard Life PLC	638	4,561
Swiss Life Holding AG	29	6,882
Swiss Re AG	360	31,935	*
Travelers Cos., Inc.	86	8,695
Unipol Gruppo Finanziario SpA	796	4,176
Zurich Insurance Group AG	120	37,038	*
		443,489
Internet Software & Services (0.3%)
Equinix, Inc.	200	51,186
IT Services (0.3%)
Automatic Data Processing, Inc.	111	9,384
IBM Corp.	191	32,716
		42,100
	Number of Shares	Value†
Leisure Products (0.4%)
Hasbro, Inc.	969	$68,596	ØØ
Life Sciences Tools & Services (0.0%)
Lonza Group AG	26	3,676	*
Machinery (0.3%)
Deere & Co.	500	45,260
Yangzijiang Shipbuilding Holdings Ltd.	6,900	7,620
		52,880
Marine (0.0%)
AP Moeller - Maersk A/S Class A	2	3,856
Media (0.7%)
Cablevision Systems Corp. Class A	453	9,051
Cinemark Holdings, Inc.	119	5,073
Gannett Co., Inc.	133	4,565
Informa PLC	371	3,160
Lagardere SCA	1,200	38,521
Omnicom Group, Inc.	44	3,333
Pearson PLC	830	16,773
ProSiebenSat.1 Media AG	134	6,851
Time Warner Cable, Inc.	69	10,731
Wolters Kluwer NV	256	8,294
		106,352
Metals & Mining (1.1%)
BHP Billiton PLC	1,421	34,156
Fortescue Metals Group Ltd.	3,499	5,911
Franco-Nevada Corp.	700	36,281
Goldcorp, Inc.	700	13,181
Kobe Steel Ltd.	2,000	3,635
Rio Tinto PLC	1,047	46,854
Southern Copper Corp.	1,250	40,725
		180,743
Multi-Utilities (1.4%)
AGL Energy Ltd.	280	3,359
Centrica PLC	3,354	13,096
	Number of Shares	Value†
Consolidated Edison, Inc.	195	$12,002
Dominion Resources, Inc.	1,125	80,640	ØØ
National Grid PLC	3,114	41,894
NiSource, Inc.	850	36,907
PG&E Corp.	265	14,024
Public Service Enterprise Group, Inc.	75	3,115
Sempra Energy	275	29,197
		234,234
Multiline Retail (0.1%)
Kohl's Corp.	50	3,583
Marks & Spencer Group PLC	515	4,361
Target Corp.	153	12,061
		20,005
Oil, Gas & Consumable Fuels (8.4%)
Alliance Holdings GP LP	975	48,458
BP PLC	1,859	13,408
Caltex Australia Ltd.	109	3,040
Chevron Corp.	414	45,979
ConocoPhillips	1,172	79,602	ØØ
Crestwood Midstream Partners LP	2,575	40,865
Energy Transfer Equity LP	1,275	84,992	ØØ
Energy Transfer Partners LP	1,650	95,314
Eni SpA	2,003	38,429
Enterprise Products Partners LP	1,850	63,363	ØØ
Exxon Mobil Corp.	1,205	105,281	ØØ
Golar LNG Ltd.	1,000	35,995
Neste Oil OYJ	390	10,607
NuStar Energy LP	600	40,308
Occidental Petroleum Corp.	82	6,568
ONEOK, Inc.	700	33,670
PBF Energy, Inc. Class A	272	7,719
Phillips 66	88	6,979
Plains GP Holdings LP Class A	1,800	52,920
Repsol SA	1,193	24,592

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Royal Dutch Shell PLC, A Shares	1,776	$55,998
Royal Dutch Shell PLC, B Shares	994	31,824
Spectra Energy Corp.	2,957	110,148	ØØ
Statoil ASA	850	18,020
Teekay Corp.	800	39,768
Teekay LNG Partners LP	1,125	44,348
Tesoro Corp.	43	3,691
Total SA	1,643	88,968	ØØ
Valero Energy Corp.	189	10,754
Western Gas Partners LP	625	45,556
Williams Cos., Inc.	1,275	65,267
Woodside Petroleum Ltd.	313	8,632
		1,361,063
Paper & Forest Products (0.2%)
International Paper Co.	85	4,566
Stora Enso Oyj, R Shares	369	3,883
UPM-Kymmene OYJ	1,031	18,656
		27,105
Pharmaceuticals (4.7%)
AbbVie, Inc.	341	22,049
AstraZeneca PLC	1,049	71,989	ØØ
Boiron SA	67	7,462
Bristol-Myers Squibb Co.	1,367	87,119
Eisai Co. Ltd.	200	13,332
Eli Lilly & Co.	923	66,336	ØØ
GlaxoSmithKline PLC	3,861	89,176	ØØ
GlaxoSmithKline PLC ADR	1,200	55,380
Johnson & Johnson	1,117	110,806	ØØ
Merck & Co., Inc.	733	43,658
Pfizer, Inc.	2,583	87,641	ØØ
Sanofi	992	100,976	ØØ
Takeda Pharmaceutical Co. Ltd.	300	15,402
		771,326
	Number of Shares	Value†
Real Estate Investment Trusts (1.9%)
AvalonBay Communities, Inc.	300	$49,302
Chimera Investment Corp.	133	2,017
Communications Sales & Leasing, Inc.	54	1,612	*
Extra Space Storage, Inc.	500	32,965
Outfront Media, Inc.	1,700	48,824
Prologis, Inc.	1,300	52,260	ØØ
Simon Property Group, Inc.	200	36,298
Starwood Property Trust, Inc.	1,350	32,414
Weyerhaeuser Co.	1,700	53,567
		309,259
Road & Rail (0.2%)
National Express Group PLC	990	4,360
Norfolk Southern Corp.	29	2,925
Union Pacific Corp.	300	31,869
		39,154
Semiconductors & Semiconductor Equipment (0.5%)
Intel Corp.	1,350	43,942
Texas Instruments, Inc.	514	27,864
		71,806
Software (1.0%)
Microsoft Corp.	2,739	133,225	ØØ
Oracle Corp.	800	34,896
		168,121
Specialty Retail (0.5%)
Best Buy Co., Inc.	900	31,185
Hennes & Mauritz AB, B Shares	493	19,600
Home Depot, Inc.	300	32,094
Staples, Inc.	302	4,929
		87,808
	Number of Shares	Value†
Technology Hardware, Storage & Peripherals (0.5%)
Apple, Inc.	300	$37,545
Canon, Inc.	900	32,089
Hewlett-Packard Co.	245	8,078
		77,712
Textiles, Apparel & Luxury Goods (0.0%)
Yue Yuen Industrial Holdings Ltd.	1,000	3,774
Thrifts & Mortgage Finance (0.0%)
New York Community Bancorp, Inc.	194	3,335
Tobacco (1.5%)
Altria Group, Inc.	602	30,130
British American Tobacco PLC	1,273	69,943	ØØ
Imperial Tobacco Group PLC	1,085	52,981
Imperial Tobacco Group PLC ADR	350	34,031
Lorillard, Inc.	83	5,798
Philip Morris International, Inc.	447	37,311
Reynolds American, Inc.	207	15,173
		245,367
Trading Companies & Distributors (0.0%)
Sojitz Corp.	1,900	3,715
Wireless Telecommunication Services (0.6%)
Tele2 AB, B Shares	1,418	18,913
Vodafone Group PLC	22,527	79,367	ØØ
		98,280
Total Common Stocks (Cost $6,824,281)		6,948,287

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Principal Amount	Value†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (8.9%)
U.S. Treasury Bonds, 3.00%, due 11/15/44	$420,000	$441,755
U.S. Treasury Bonds, 4.38%, due 11/15/39	115,000	149,886
U.S. Treasury Bonds, 4.50%, due 2/15/36	230,000	304,373
U.S. Treasury Inflation Indexed Bonds, 3.38%, due 4/15/32	251,216	368,836
U.S. Treasury Notes, 1.63%, due 11/15/22	95,000	93,523
U.S. Treasury Notes, 2.75%, due 2/15/24	85,000	90,339
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $1,485,602)		1,448,712
U.S. Government Agency Securities (1.0%)
Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36 (Cost $161,492)	115,000	156,621
	Number of Shares
Exchange Traded Funds (5.3%)
iShares 10+ Year Credit Bond ETF	6,100	373,747
iShares Core U.S. Aggregate Bond ETF	309	34,255
SPDR Barclays International Treasury Bond ETF	647	35,042
SPDR Barclays Long Term Corporate Bond ETF	9,000	369,180
Vanguard S&P 500 ETF	241	46,055
Total Exchange Traded Funds (Cost $878,331)		858,279
	Number of Shares	Value†
Mutual Funds (41.3%)
Neuberger Berman Emerging Markets Debt Fund Institutional Class	181,969	$1,704,118	§ØØ
Neuberger Berman Floating Rate Income Fund Institutional Class	246,799	2,506,749	§ØØ
Neuberger Berman High Income Bond Fund Institutional Class	277,175	2,521,180	§ØØ
Total Mutual Funds (Cost $6,666,773)		6,732,047
Short-Term Investments (1.4%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $228,685)	228,685	228,685	ØØ
Total Investments (100.5%) (Cost $16,245,164)		16,372,631	##
Liabilities, less cash, receivables and other assets [(0.5%)]		(73,926)[c]
Total Net Assets (100.0%)		$16,298,705

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of Neuberger Berman Flexible Select Fund ("Flexible Select"), Neuberger Berman Global Allocation Fund ("Global Allocation"), Neuberger Berman Inflation Managed Fund ("Inflation Managed"), (formerly, Neuberger Berman Inflation Navigator Fund), Neuberger Berman Long Short Fund ("Long Short") and Neuberger Berman Multi-Asset Income Fund ("Multi-Asset Income"), (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, exchange traded funds, preferred stock, purchased option contracts and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Sovereign Debt. Inputs used to value sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of financial futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from an independent pricing service based on actual traded currency rates on an independent pricing service's network, along with other traded and quoted currency rates provided to the pricing service by leading market participants (Level 2 inputs).

The value of total return swaps is determined by Management by obtaining valuations from an independent pricing service using the underlying index and stated London Interbank Offered Rate ("LIBOR") (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies, with the exception of closed-end funds, if any, are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of April 30, 2015:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Flexible Select
Investments:
Common Stocks^	$88,539,374	$—	$—	$88,539,374
Preferred Stocks^	208,524	—	—	208,524
Exchange Traded Funds	201,907	—	—	201,907
Mutual Funds	176,813	4,994,263	—	5,171,076
Short-Term Investments	—	6,868,828	—	6,868,828
Total Investments	89,126,618	11,863,091	—	100,989,709
Global Allocation
Investments:
Common Stocks^
Australia	—	137,288	—	137,288
Belgium	17,286	33,568	—	50,854
Denmark	—	63,891	—	63,891
Finland	—	160,349	—	160,349
France	98,999	117,996	—	216,995
Germany	—	291,530	—	291,530
Hong Kong	—	49,372	—	49,372
Ireland	116,647	36,770	—	153,417
Italy	42,456	24,084	—	66,540
Japan	—	491,076	—	491,076
Luxembourg	—	9,760	—	9,760
Netherlands	189,273	150,270	—	339,543
Norway	—	12,439	—	12,439
Singapore	—	21,865	—	21,865
South Africa	—	23,366	—	23,366
Spain	—	57,030	—	57,030
Sweden	—	102,074	—	102,074
Switzerland	60,097	259,969	—	320,066
United Kingdom	40,965	787,468	—	828,433
Other Common Stocksß	10,044,356	—	—	10,044,356
Total Common Stocks	10,610,079	2,830,165	—	13,440,244

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$1,236,426	$—	$1,236,426
U.S. Government Agency Securities	—	34,048	—	34,048
Mortgage-Backed Securities	—	129,347	—	129,347
Government Securities	—	2,150,639	—	2,150,639
Exchange Traded Funds	1,080,183	—	—	1,080,183
Mutual Funds	—	10,327,965	—	10,327,965
Short-Term Investments	—	222,936	—	222,936
Total Long Positions	11,690,262	16,931,526	—	28,621,788
Inflation Managed
Investments:
Common Stocks^	7,881,604	—	—	7,881,604
Government Securities	—	2,138,991	—	2,138,991
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	2,222,811	—	2,222,811
Mutual Funds	—	5,249,635	—	5,249,635
Short-Term Investments	—	223,101	—	223,101
Total Investments	7,881,604	9,834,538	—	17,716,142
Long Short
Investments:
Common Stocks^	2,411,708,065	—	—	2,411,708,065
Corporate Debt Securities^	—	307,462,715	—	307,462,715
Purchased Options	1,347,800	—	—	1,347,800
Short-Term Investments	—	540,753,554	—	540,753,554
Total Long Positions	2,413,055,865	848,216,269	—	3,261,272,134
Multi-Asset Income
Investments:
Common Stocks
Aerospace & Defense	101,986	17,648		119,634
Airlines	—	46,011	—	46,011
Automobiles	54,488	110,994	—	165,482
Banks	103,285	81,963	—	185,248
Chemicals	147,078	67,982	—	215,060
Construction & Engineering	—	24,121	—	24,121
Containers & Packaging	7,557	15,443	—	23,000
Diversified Financial Services	65,819	5,938	—	71,757
Diversified Telecommunication Services	102,839	82,109	—	184,948

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Electric Utilities	$174,771	$92,431	$—	$267,202
Food & Staples Retailing	35,898	53,736	—	89,634
Food Products	69,458	13,941	—	83,399
Gas Utilities	50,741	3,334	—	54,075
Health Care Providers & Services	16,292	22,408	—	38,700
Hotels, Restaurants & Leisure	109,559	8,932	—	118,491
Household Durables	—	9,243	—	9,243
Insurance	95,708	347,781	—	443,489
Life Sciences Tools & Services	—	3,676	—	3,676
Machinery	45,260	7,620	—	52,880
Marine	—	3,856	—	3,856
Media	32,753	73,599	—	106,352
Metals & Mining	90,187	90,556	—	180,743
Multi-Utilities	175,885	58,349	—	234,234
Multiline Retail	15,644	4,361	—	20,005
Oil, Gas & Consumable Fuels	1,067,545	293,518	—	1,361,063
Paper & Forest Products	4,566	22,539	—	27,105
Pharmaceuticals	472,989	298,337	—	771,326
Road & Rail	34,794	4,360	—	39,154
Specialty Retail	68,208	19,600	—	87,808
Technology Hardware, Storage & Peripherals	45,623	32,089	—	77,712
Textiles, Apparel & Luxury Goods	—	3,774	—	3,774
Tobacco	122,443	122,924	—	245,367
Trading Companies & Distributors	—	3,715	—	3,715
Wireless Telecommunication Services	—	98,280	—	98,280
Other Common Stocksß	1,491,743	—	—	1,491,743
Total Common Stocks	4,803,119	2,145,168	—	6,948,287
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	1,448,712	—	1,448,712
U.S. Government Agency Securities	—	156,621	—	156,621
Exchange Traded Funds	858,279	—	—	858,279
Mutual Funds	—	6,732,047	—	6,732,047
Short-Term Investments	—	228,685	—	228,685
Total Investments	$5,661,398	$10,711,233	$—	$16,372,631

^ The Schedule of Investments (or Long Positions by Industry for Global Allocation) provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2015:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Global Allocation
Forward contracts (unrealized appreciation)	$—	$132,727	$—	$132,727
Futures contracts (unrealized appreciation)	53,049	—	—	53,049
Total	$53,049	$132,727	$—	$185,776
Inflation Managed
Futures contracts (unrealized appreciation)	$43,151	$—	$—	$43,151
Total	$43,151	$—	$—	$43,151
Long Short
Futures contracts (unrealized appreciation)	$813,605	$—	$—	$813,605
Total	$813,605	$—	$—	$813,605
Multi-Asset Income
Forward contracts (unrealized appreciation)	$62,833	$—	$—	$62,833
Total	$62,833	$—	$—	$62,833

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of April 30, 2015:

Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Global Allocation
Common Stocks Sold Short^
Australia	$—	$(29,066)	$—	$(29,066)
Belgium	—	(26,043)	—	(26,043)
Denmark	(14,067)	(29,719)	—	(43,786)
France	(9,692)	(136,034)	—	(145,726)
Germany	—	(100,239)	—	(100,239)
Italy	(10,833)	(38,645)	—	(49,478)
Japan	—	(129,194)	—	(129,194)
Mexico	—	(15,805)	—	(15,805)
Netherlands	—	(24,663)	—	(24,663)
Spain	—	(76,258)	—	(76,258)
Sweden	—	(54,545)	—	(54,545)
Switzerland	—	(105,078)	—	(105,078)
United Kingdom	(9,028)	(438,372)	—	(447,400)
United States	(1,121,937)	(17,518)	—	(1,139,455)
Other Common Stock Sold Shortß	(67,799)	—	—	(67,799)
Total Common Stocks Sold Short	(1,233,356)	(1,221,179)	—	(2,454,535)
Total Short Positions	$(1,233,356)	$(1,221,179)	$—	$(2,454,535)
Long Short
Common Stocks Sold Short^	$(293,067,935)	$—	$—	$(293,067,935)
Exchange Traded Funds Sold Short	(189,998,545)	—	—	(189,998,545)
Total Short Positions	$(483,066,480)	$—	$—	$(483,066,480)

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

^ The Schedule of Investments (or Short Positions by Industry for Global Allocation) provides information on the industry categorization for the portfolio.

ß Represents a geographic location and/or industry where all securities were Level 1 securities. Please refer to the Schedule of Investments for additional information.

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2015:

Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Global Allocation
Forward contracts (unrealized depreciation)	$—	$(140,172)	$—	$(140,172)
Futures contracts (unrealized depreciation)	(26,029)	—	—	(26,029)
Total	$(26,029)	$(140,172)	$—	$(166,201)
Inflation Managed
Futures contracts (unrealized depreciation)	$(22,301)	$—	$—	$(22,301)
Total	$(22,301)	$—	$—	$(22,301)
Long Short
Futures contracts (unrealized depreciation)	$(2,727,072)	$—	$—	$(2,727,072)
Option contracts	(186,000)	—	—	(186,000)
Total	$(2,913,072)	$—	$—	$(2,913,072)
Multi-Asset Income
Forward contracts (unrealized depreciation)	$(60,200)	$—	$—	$(60,200)
Total	$(60,200)	$—	$—	$(60,200)

As of the six months ended April 30, 2015, certain securities were transferred from one level (as of October 31, 2014) to another. Based on beginning of period market values as of November 1, 2014, $2,404,504 was transferred from Level 1 to Level 2 for Global Allocation. Interactive provided adjusted prices for these securities as of April 30, 2015, as stated in the description of the valuation methods of foreign equity securities in footnote † above.

## At April 30, 2015, selected fund information on a U.S. federal income tax basis was as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Flexible Select	$89,307,948	$12,819,133	$1,137,372	$11,681,761
Global Allocation	27,652,332	1,368,586	399,130	969,456
Inflation Managed	17,035,804	1,335,968	655,630	680,338
Long Short	3,012,120,330	340,091,103	90,939,299	249,151,804
Multi-Asset Income	16,243,985	285,571	156,925	128,646

* Security did not produce income during the last twelve months.

‡‡ At April 30, 2015, Long Short had outstanding put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
SPDR S&P 500 ETF Trust, Put	6,200	180	June 2015	$(186,000)
				$(186,000)

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

At April 30, 2015, Long Short had deposited $117,180,000 in a segregated account to cover requirements on put options written.

ñ Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At April 30, 2015, these securities amounted to $140,003 or 0.5% of net assets for Global Allocation and $10,931,633 or 0.3% of net assets for Long Short.

Ø All or a portion of this security was purchased on a when-issued basis. At April 30, 2015, these securities amounted to $129,347 for Global Allocation and $962,000 for Long Short.

È All or a portion of this security is on loan.

ØØ All or a portion of this security is segregated in connection with obligations for common stocks sold short and/or forward foreign currency contracts and/or financial futures contracts and/or when-issued security purchase commitments.

‡ At April 30, 2015, Global Allocation had deposited $1,386,122 in a segregated account to cover collateral requirements for borrowing in connection with securities sold short. For Global Allocation, this collateral is made up of the proceeds from the securities sold short and collateral received from security lending activities. At April 30, 2015, Long Short had deposited $513,369,197 in a segregated account to cover collateral requirements for borrowing in connection with securities sold short.

§ Affiliated issuer (see Note F of Notes to Financial Statements).

a Principal amount is stated in the currency in which security is denominated.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

GBP = Pound Sterling

JPY = Japanese Yen

MXN = Mexican Peso

NZD = New Zealand Dollar

SEK = Swedish Krona

ZAR = South African Rand

b Effective February 28, 2015, Neuberger Berman Inflation Navigator Fund changed its name to Neuberger Berman Inflation Managed Fund.

c See Note A-14 in the Notes to Financial Statements for the Funds' open positions in derivatives at April 30, 2015.

^^ Value of the security was determined using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

See Notes to Financial Statements

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Statements of Asset and Liabilities (Unaudited)

Neuberger Berman Alternative Funds

	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND	INFLATION MANAGED FUND[a]
	April 30, 2015	April 30, 2015	April 30, 2015
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$95,995,446	$18,293,823	$12,466,507
Affiliated issuers	4,994,263	10,327,965	5,249,635
	100,989,709	28,621,788	17,716,142
Foreign currency*	—	128,458	17,293
Cash collateral segregated for short sales (Note A-11)	—	1,150,000	—
Cash collateral segregated for futures contracts (Note A-14)	—	167,849	82,885
Cash collateral segregated for option contracts (Note A-14)	—	—	—
Dividends and interest receivable	97,775	58,245	35,124
Receivable for securities sold	331,320	54,067	10,608
Receivable for Fund shares sold	—	107,125	—
Receivable from Management—net (Note B)	9,967	32,271	29,908
Cash collateral for securities loaned (Note A-12)	—	234,564	—
Receivable for variation margin (Note A-14)	—	12,783	10,878
Receivable for open forward foreign currency contracts (Note A-14)	—	132,727	—
Prepaid expenses and other assets	30,675	40,682	38,400
Total Assets	101,459,446	30,740,559	17,941,238
Liabilities
Investments sold short, at value** (Note A)	—	2,454,535	—
Interest payable for short sales	—	4,752	—
Payable for collateral on securities loaned (Note A-12)	—	234,564	—
Payable to investment manager—net (Notes A & B)	48,955	8,214	6,488
Option contracts written, at value*** (Note A-14)	—	—	—
Payable for securities purchased	421,826	237,124	11,787
Payable for Fund shares redeemed	—	35,395	25,000
Payable to administrator—net (Note B)	—	—	—
Payable to trustees	1,118	1,119	1,119
Payable for organization costs	—	—	—
Payable for open forward foreign currency contracts (Note A-14)	—	140,172	—
Accrued expenses and other payables	86,503	104,440	94,086
Total Liabilities	558,402	3,220,315	138,480
Net Assets	$100,901,044	$27,520,244	$17,802,758
Net Assets consist of:
Paid-in capital	$87,125,717	$26,303,570	$17,206,697
Undistributed net investment income (loss)	107,730	—	—
Distributions in excess of net investment income	—	(494,646)	(49,141)
Accumulated net realized gains (losses) on investments	1,706,702	757,365	84,888
Net unrealized appreciation (depreciation) in value of investments	11,960,895	953,955	560,314
Net Assets	$100,901,044	$27,520,244	$17,802,758
Net Assets
Institutional Class	100,070,348	11,024,400	15,331,340
Class A	658,258	9,237,890	2,060,816
Class C	172,438	7,257,954	410,602
Class R6	—	—	—

See Notes to Financial Statements

Statements of Asset and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND	INFLATION MANAGED FUND[a]
	April 30, 2015	April 30, 2015	April 30, 2015
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	8,331,490	998,678	1,446,889
Class A	54,972	840,052	195,198
Class C	14,496	668,762	39,264
Class R6	—	—	—
Net Asset Value, offering and redemption price per share
Institutional Class	$12.01	$11.04	$10.60
Class R6	—	—	—
Net Asset Value and redemption price per share
Class A	$11.97	$11.00	$10.56
Offering Price per share
Class A‡	$12.70	$11.67	$11.20
Net Asset Value and offering price per share
Class C^	$11.90	$10.85	$10.46
†Securities on loan, at value:
Unaffiliated issuers	$—	$229,233	$—
*Cost of Investments:
Unaffiliated issuers	$84,140,594	$17,858,211	$11,513,700
Affiliated issuers	4,888,239	9,772,157	5,662,381
Total cost of investments	$89,028,833	$27,630,368	$17,176,081
Total cost of foreign currency	$—	$124,468	$17,889
**Proceeds from investments sold short	$—	$2,391,793	$—
***Premium received from option contracts written	$—	$—	$—

‡ On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

a Formerly Inflation Navigator Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

Statements of Asset and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds

	LONG SHORT FUND	MULTI-ASSET INCOME FUND
	April 30, 2015	April 30, 2015
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$3,261,272,134	$9,640,584
Affiliated issuers	—	6,732,047
	3,261,272,134	16,372,631
Foreign currency*	—	64
Cash collateral segregated for short sales (Note A-11)	513,369,197	—
Cash collateral segregated for futures contracts (Note A-14)	21,719,060	—
Cash collateral segregated for option contracts (Note A-14)	117,180,000	—
Dividends and interest receivable	7,885,114	51,426
Receivable for securities sold	35,051,700	27,677
Receivable for Fund shares sold	5,547,229	—
Receivable from Management—net (Note B)	—	15,169
Cash collateral for securities loaned (Note A-12)	—	—
Receivable for variation margin (Note A-14)	4,944,693	—
Receivable for open forward foreign currency contracts (Note A-14)	—	62,833
Prepaid expenses and other assets	94,177	—
Total Assets	3,967,063,304	16,529,800
Liabilities
Investments sold short, at value** (Note A)	483,066,480	—
Dividends payable for short sales	215,635	—
Payable for collateral on securities loaned (Note A-12)	—	—
Payable to investment manager—net (Notes A & B)	3,096,108	3,230
Option contracts written, at value*** (Note A-14)	186,000	—
Payable for securities purchased	67,978,219	75,718
Payable for Fund shares redeemed	4,827,455	308
Payable to administrator—net (Note B)	725,280	—
Payable to trustees	1,100	3,058
Payable for organization costs	—	61,237
Payable for open forward foreign currency contracts (Note A-14)	—	60,200
Accrued expenses and other payables	518,069	27,344
Total Liabilities	560,614,346	231,095
Net Assets	$3,406,448,958	$16,298,705
Net Assets consist of:
Paid-in capital	$3,172,128,532	$16,160,649
Undistributed net investment income (loss)	—	1,933
Distributions in excess of net investment income	(2,465,443)	—
Accumulated net realized gains (losses) on investments	18,888,813	5,926
Net unrealized appreciation (depreciation) in value of investments	217,897,056	130,197
Net Assets	$3,406,448,958	$16,298,705
Net Assets
Institutional Class	2,811,015,314	11,234,639
Class A	388,394,602	507,869
Class C	207,039,042	508,463
Class R6	—	4,047,734

See Notes to Financial Statements

Statements of Asset and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	LONG SHORT FUND	MULTI-ASSET INCOME FUND
	April 30, 2015	April 30, 2015
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	213,146,665	1,113,763
Class A	29,706,329	50,350
Class C	16,211,873	50,409
Class R6	—	401,294
Net Asset Value, offering and redemption price per share
Institutional Class	$13.19	$10.09
Class R6	—	10.09
Net Asset Value and redemption price per share
Class A	$13.07	$10.09
Offering Price per share
Class A‡	$13.87	$10.54
Net Asset Value and offering price per share
Class C^	$12.77	$10.09
†Securities on loan, at value:
Unaffiliated issuers	$—	$—
*Cost of Investments:
Unaffiliated issuers	$3,010,514,218	$9,578,391
Affiliated issuers	—	6,666,773
Total cost of investments	$3,010,514,218	$16,245,164
Total cost of foreign currency	$—	$64
**Proceeds from investments sold short	$451,251,107	$—
***Premium received from option contracts written	$1,053,980	$—

‡ On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Alternative Funds

	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND	INFLATION MANAGED FUND[a]
	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$726,117	$142,829	$120,577
Dividend income—affiliated issuers (Notes A-16 & F)	79,279	42,864	80,579
Interest and other income—unaffiliated issuers	4	6,204	—
Income from securities loaned—net (Note A-12)	—	1,018	—
Foreign taxes withheld (Note A-6)	(11,029)	(5,237)	(36)
Total income	$794,371	$187,678	$201,120
Expenses:
Investment management fees (Note B)	296,882	90,815	63,071
Administration fees (Note B)	29,688	8,383	5,822
Administration fees (Note B):
Institutional Class	44,145	5,183	7,620
Class A	691	9,498	2,105
Class C	169	6,927	369
Class R6	—	—	—
Distribution fees (Note B):
Class A	864	11,873	2,632
Class C	843	34,638	1,844
Shareholder servicing agent fees:
Institutional Class	3,401	690	671
Class A	178	1,646	394
Class C	67	1,015	111
Class R6	—	—	—
Organization expense (Note A-8)	—	—	—
Audit fees	27,770	32,084	36,448
Custodian and accounting fees	47,240	89,269	33,700
Insurance expense	1,396	516	249
Legal fees	57,360	62,108	65,466
Registration and filing fees	24,059	26,460	28,094
Shareholder reports	1,248	2,333	1,440
Trustees' fees and expenses	15,959	15,959	15,959
Short sales expense (Note A-11)	—	24,017	—
Dividend expense on securities sold short (Note A-11)	—	23,449	—
Miscellaneous	2,760	15,760	12,810
Total expenses	554,720	462,623	278,805
Expenses reimbursed by Management (Note B)	(131,930)	(233,192)	(185,108)
Investment management fees waived (Notes A & B)	(7,570)	(23,108)	(20,381)
Total net expenses	415,220	206,323	73,316
Net investment income (loss)	$379,151	$(18,645)	$127,804

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND	INFLATION MANAGED FUND[a]
	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,888,922	775,574	320,980
Sales of investment securities of affiliated issuers	24,294	19,294	(99,133)
Sales of investment securities of unaffiliated issuers sold short	—	(502,813)	—
Realized gain distributions from affiliated issuers	11,723	—	7,209
Forward foreign currency contracts	—	(1,194)	—
Foreign currency	415	(59,112)	3,967
Financial futures contracts	—	632,996	(71,468)
Option contracts written	—	—	—
Total return swap contracts	—	111,835	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	966,949	1,059,377	(279,954)
Affiliated investment securities	4,210	555,808	(182,522)
Unaffiliated investment securities sold short	—	(669,158)	—
Forward foreign currency contracts	—	(10,405)	—
Foreign currency	138	19,582	(1,222)
Financial futures contracts	—	(185,656)	35,531
Option contracts written	—	—	—
Total return swap contracts	—	(456,795)	—
Net gain (loss) on investments	2,896,651	1,289,333	(266,612)
Net increase (decrease) in net assets resulting from operations	$3,275,802	$1,270,688	$(138,808)

a Formerly Inflation Navigator Fund. See Note A of Notes to Financial Statements.
See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds

	LONG SHORT FUND	MULTI-ASSET INCOME FUND
	For the Six Months Ended April 30, 2015	Period from March 27, 2015 (Commencement of Operations) to April 30, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$18,670,778	$27,951
Dividend income—affiliated issuers (Notes A-16 & F)	—	26,773
Interest and other income—unaffiliated issuers	16,002,734	6,267
Income from securities loaned-net (Note A-12)	—	—
Foreign taxes withheld (Note A-6)	(286,606)	(1,350)
Total income	$34,386,906	$59,641
Expenses:
Investment management fees (Note B)	18,240,273	6,874
Administration fees (Note B)	990,384	917
Administration fees (Note B):
Institutional Class	1,216,539	940
Class A	389,098	102
Class C	208,763	102
Class R6	—	77
Distribution fees (Note B):
Class A	486,372	121
Class C	1,043,815	485
Shareholder servicing agent fees:
Institutional Class	128,024	322
Class A	45,054	253
Class C	15,727	253
Class R6	—	277
Organization expense (Note A-8)	—	61,237
Audit fees	16,265	4,795
Custodian and accounting fees	256,338	8,596
Insurance expense	36,712	—
Legal fees	59,857	10,255
Registration and filing fees	250,759	740
Shareholder reports	91,594	3,196
Trustees' fees and expenses	15,959	3,058
Short sales expense (Note A-11)	1,504,391	—
Dividend expense on securities sold short (Note A-11)	4,267,785	—
Miscellaneous	70,691	323
Total expenses	29,334,400	102,923
Expenses reimbursed by Management (Note B)	—	(92,541)
Investment management fees waived (Note A)	—	(3,543)
Total net expenses	29,334,400	6,839
Net investment income (loss)	$5,052,506	$52,802

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	LONG SHORT FUND	MULTI-ASSET INCOME FUND
	For the Six Months Ended April 30, 2015	Period from March 27, 2015 (Commencement of Operations) to April 30, 2015
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	26,717,507	3,384
Sales of investment securities of affiliated issuers	—	—
Sales of investment securities of unaffiliated issuers sold short	—	—
Realized gain distributions from affiliated issuers	—	—
Forward foreign currency contracts	—	2,190
Foreign currency	205	352
Financial futures contracts	(20,261,724)	—
Option contracts written	780,543	—
Total return swap contracts	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	38,712,221	62,193
Affiliated investment securities	—	65,274
Unaffiliated investment securities sold short	(200,153)	—
Forward foreign currency contracts	—	2,633
Foreign currency	—	97
Financial futures contracts	7,082,169	—
Option contracts written	708,091	—
Total return swap contracts	—	—
Net gain (loss) on investments	53,538,859	136,123
Net increase (decrease) in net assets resulting from operations	$58,591,365	$188,925

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds

	FLEXIBLE SELECT FUND		GLOBAL ALLOCATION FUND		INFLATION MANAGED FUND[a]		LONG SHORT FUND		MULTI-ASSET INCOME FUND
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Period from March 27, 2015 (Commencement of Operations) to April 30, 2015 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$379,151	$900,336	$(18,645)	$(460,298)	$127,804	$265,509	$5,052,506	$130,674	$52,802
Net realized gain (loss) on investments	1,925,354	1,759,644	976,580	2,308,067	161,555	(38,105)	7,236,531	19,939,826	5,926
Net increase from payments by affiliates (Note B)	—	—	—	10,922	—	—	—	60,836	—
Change in net unrealized appreciation (depreciation) of investments	971,297	7,109,249	312,753	(1,689,740)	(428,167)	622,153	46,302,328	88,112,575	130,197
Net increase (decrease) in net assets resulting from operations	3,275,802	9,769,229	1,270,688	168,951	(138,808)	849,557	58,591,365	108,243,911	188,925
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(969,549)	(335,177)	(291,025)	(1,423,702)	(160,335)	(332,927)	(5,407,991)	—	(35,245)
Class A	(5,661)	(302)	(213,455)	(632,740)	(17,710)	(1,920)	—	—	(1,444)
Class C	(320)	(17)	(119,683)	(373,622)	(1,928)	(1,167)	—	—	(1,124)
Class R6	—	—	—	—	—	—	—	—	(13,056)
Net realized gain on investments:
Institutional Class	(1,799,899)	—	—	—	—	—	(9,561,658)	(5,606,352)	—
Class A	(12,953)	—	—	—	—	—	(1,445,208)	(2,452,314)	—
Class C	(3,158)	—	—	—	—	—	(779,780)	(609,411)	—
Total distributions to shareholders	(2,791,540)	(335,496)	(624,163)	(2,430,064)	(179,973)	(336,014)	(17,194,637)	(8,668,077)	(50,869)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	55,672	8,535	1,534,558	3,525,689	1,778,664	1,024,850	628,288,274	2,043,724,867	11,105,000
Class A	123,768	540,373	1,217,423	7,858,510	359,917	2,379,608	79,392,013	405,081,481	502,101
Class C	31,250	18,500	1,013,501	4,320,936	110,000	199,190	24,814,933	112,535,003	503,000
Class R6	—	—	—	—	—	—	—	—	4,000,000
Proceeds from reinvestment of dividends and distributions:
Institutional Class	2,769,448	335,177	288,150	1,413,385	160,335	332,927	9,519,935	4,822,872	35,245
Class A	18,353	302	196,325	502,685	17,499	1,920	1,289,389	2,249,144	1,444
Class C	3,478	17	112,130	359,737	1,928	1,167	570,226	466,547	1,124
Class R6	—	—	—	—	—	—	—	—	13,056
Payments for shares redeemed:
Institutional Class	—	(162,561)	(3,524,429)	(8,502,926)	(3,217,062)	(932,595)	(489,352,633)	(526,844,014)	(321)
Class A	(124,306)	(76,021)	(1,958,144)	(6,038,449)	(471,135)	(281,537)	(85,671,144)	(546,927,034)	—
Class C	—	—	(1,028,855)	(2,120,187)	—	—	(31,194,691)	(22,735,877)	—
Net increase (decrease) from Fund share transactions	2,877,663	664,322	(2,149,341)	1,319,380	(1,259,854)	2,725,530	137,656,302	1,472,372,989	16,160,649
Net Increase (Decrease) in Net Assets	3,361,925	10,098,055	(1,502,816)	(941,733)	(1,578,635)	3,239,073	179,053,030	1,571,948,823	16,298,705
Net Assets:
Beginning of period	97,539,119	87,441,064	29,023,060	29,964,793	19,381,393	16,142,320	3,227,395,928	1,655,447,105	—
End of period	$100,901,044	$97,539,119	$27,520,244	$29,023,060	$17,802,758	$19,381,393	$3,406,448,958	$3,227,395,928	$16,298,705
Undistributed net investment income (loss) at end of period	$107,730	$704,109	$—	$148,162	$—	$3,028	$—	$—	$1,933
Distributions in excess of net investment income at end of period	$—	$—	$(494,646)	$—	$(49,141)	$—	$(2,465,443)	$(2,109,958)	$—

a Formerly Inflation Navigator Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

Notes to Financial Statements Alternative Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each Fund is a separate operating series of the Trust. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified Fund (Global Allocation and Long Short became diversified in December 2013 and December 2014, respectively). Flexible Select, Inflation Managed and Multi-Asset Income are each diversified. Inflation Managed had no operations until December 19, 2012, other than matters relating to its organization and its registration of shares under the 1933 Act. Flexible Select had no operations until May 31, 2013, other than matters relating to its organization and its registration of shares under the 1933 Act. Multi-Asset Income had no operations until March 27, 2015, other than matters relating to its organization and its registration of shares under the 1933 Act. Each Fund offers Institutional Class shares, Class A shares and Class C shares. Multi-Asset Income also offers Class R6. The Board may establish additional series or classes of shares without the approval of shareholders. Effective February 28, 2015, Neuberger Berman Inflation Navigator Fund changed its name to Neuberger Berman Inflation Managed Fund.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5 Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each of Flexible Select, Global Allocation, Inflation Managed and Long Short to continue to, and the intention of Multi-Asset Income to, qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2015, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

As determined on October 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: gains and losses from passive foreign investment companies (PFICs), swaps, foreign currencies, foreign futures and partnerships; net operating losses written off or netted against short term gains; non-deductible stock issuance costs and excise taxes; distributions from real estate investment trusts (REITs); capitalized dividends on short sales; and deflation adjustments on U.S. Treasury inflation protected bonds (TIPs). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2014, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Flexible Select	$1	$4,601	$(4,602)
Global Allocation	(9,938)	1,239,983	(1,230,045)
Inflation Managed	(1,120)	(83,874)	84,994
Long Short	(467,617)	(2,198,018)	2,665,635

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 was as follows:

	Distributions Paid From:
	Ordinary Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
	2014	2013		2014	2013		2014	2013		2014	2013		2014	2013
Flexible Select	$335,496	$—	(2)	$—	$—	(2)	$—	$—	(2)	$—	$—	(2)	$335,496	$—	(2)
Global Allocation	2,430,064	231,962		—	—		—	—		—	—		2,430,064	231,962
Inflation Managed	336,014	—	(1)	—	—	(1)	—	—	(1)	—	—	(1)	336,014	—	(1)
Long Short	7,970,437	1,285,427		—	—		697,640	—		—	—		8,668,077	1,285,427

(1) Period from December 19, 2012 (Commencement of Operations) to October 31, 2013.

(2) Period from May 31, 2013 (Commencement of Operations) to October 31, 2013.

As of October 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Flexible Select	$1,367,185	$1,190,435	$10,757,748	$—	$(24,303)	$13,291,065
Global Allocation	624,099	—	27,489	(68,747)	(12,692)	570,149
Inflation Managed	4,215	—	1,142,120	(204,754)	(26,739)	914,842
Long Short	—	12,748,561	182,285,095	(2,070,580)	(39,378)	192,923,698

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, straddles and unsettled short sales; mark-to-market adjustments on PFICs, swaps, futures contracts and forward contracts; adjustments related to partnerships, REITs and TIPs; deferral of "late year ordinary loss" (as defined in the Internal Revenue Code of 1986, as amended); and amortization of organizational costs.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2014, the Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Capital Loss Carryforwards (No Expiration Date)
	Long-Term	Short-Term
Global Allocation	$—	$68,747
Inflation Managed	—	204,754

During the year ended October 31, 2014, Flexible Select and Global Allocation utilized capital loss carryforwards of $54,983 and $669,860, respectively.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Act, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended October 31, 2014, Long Short elected to defer the following late-year ordinary losses:

Late-Year Ordinary Loss
Deferral
Long Short	$2,070,580

6 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

It is the policy of each of Flexible Select, Inflation Managed and Long Short to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Flexible Select, Inflation Managed and Long Short are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to Flexible Select, Inflation Managed and Long Short until the following calendar year. At October 31, 2014, Flexible Select, Inflation Managed and Long Short estimated these amounts within the financial statements because the information is not available from the REITs until after each Fund's fiscal year-end. At April 30, 2015, Flexible Select, Inflation Managed and Long Short estimated these amounts for the period January 1, 2015 to April 30, 2015 within the financial statements because the 2015 information is not available from the REITs until after each Fund's fiscal period. For the year ended October 31, 2014, the character of distributions paid to shareholders of Flexible Select, Inflation Managed and Long Short disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to Flexible Select, Inflation Managed and Long Short together with actual IRS Forms 1099-DIV received to date. Based on past experience it is possible that a portion of Flexible Select's, Inflation Managed's and Long Short's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when Flexible Select, Inflation Managed and Long Short learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed Flexible Select, Inflation Managed and Long Short of the actual breakdown of distributions paid to Flexible Select, Inflation Managed and Long Short during its fiscal year, estimates previously recorded are adjusted on the books of Flexible Select, Inflation Managed and Long Short to reflect actual results. As a result, the composition of Flexible Select's, Inflation Managed's and Long Short's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Flexible Select, Inflation Managed and Long Short shareholders on IRS Form 1099-DIV.

8 Organization expenses: Costs incurred by Multi-Asset Income in connection with its organization, which amounted to $61,237 and are reflected in Organization expense in the Statements of Operations, have been expensed as incurred.

9 Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11 Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in an amount at least equal to the current market value of the securities sold short (less any additional collateral held by the lender) and, for Global Allocation, the amount of any securities lending cash collateral used to finance short sales until the Fund replaces a borrowed security. The Funds are contractually responsible to the lender for any dividends and interest payable on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Funds and are excluded from the contractual expense limitation. At April 30, 2015, Global Allocation had pledged cash in the amount of $1,150,000 to State Street Bank and Trust Company ("State Street"), as collateral for short sales, in addition to cash collateral received from securities lending activities for the Fund. In addition, State Street has a perfected security interest in these Global Allocation assets. At April 30, 2015, Long Short had pledged cash in the amount of $513,369,197 to State Street to cover collateral requirements for borrowing in connection with securities sold short.

12 Security lending: Global Allocation, Long Short and Multi-Asset Income, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees disclosed within the Statements of Operations under the caption, "Income from securities loaned-net" are net of expenses retained by State Street as compensation for its services as lending agent. For the six months ended April 30, 2015, Global Allocation received net income under the securities lending arrangement of $1,018. The Funds receive cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Some or all of the cash collateral may be used to finance short sales. As of April 30, 2015, approximately 100% of the cash collateral received by Global Allocation was used to finance short sales.

As of April 30, 2015, Global Allocation had outstanding loans of securities to certain approved brokers for which it received collateral as follows:

	Value of Loaned Securities	Value of Collateral
Global Allocation	$229,233	$234,564

13 Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order (see Note A-16 for more information about the exemptive order). Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

14 Derivative instruments: During the six months ended April 30, 2015, the Funds' use of derivatives, as described below for each Fund, except for Flexible Select (which did not engage in any derivative use), was limited to total return swaps, financial futures contracts, forward foreign currency contracts, and purchased and written option transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Total return swap contracts: During the six months ended April 30, 2015, Global Allocation used total return swaps to provide investment exposure to the benchmark indices (which were 50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index at the time Global Allocation used total return swaps). Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations.

At April 30, 2015, there were no total return swap contracts outstanding for Global Allocation.

For the six months ended April 30, 2015, the average notional value of total return swap contracts for Global Allocation was $13,369,705.

Financial futures contracts: During the six months ended April 30, 2015, Global Allocation used financial futures contracts in an effort to enhance returns and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions. In addition, Global Allocation also utilized financial futures contracts to provide investment exposure to certain indices and markets other than the benchmark indices. During the six months ended April 30, 2015, Inflation Managed used financial futures contracts for economic hedging purposes, including as a maturity or duration management device. During the six months ended April 30, 2015, Long Short used financial futures contracts on the broader market index and U.S. Treasuries in an effort either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund.

At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

At April 30, 2015, open positions in financial futures contracts were as follows:

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Global Allocation	June 2015	1 Canadian Treasury Bond, 10 Year	Short	$1,414
Global Allocation	June 2015	1 AUD/USD Currency	Short	(2,287)
Global Allocation	June 2015	1 CAD Currency	Short	(2,253)
Global Allocation	June 2015	1 CHF Currency	Short	(7,071)
Global Allocation	June 2015	2 Euro-Schatz	Short	(37)
Global Allocation	June 2015	6 GBP Currency	Short	(3,918)
Global Allocation	June 2015	1 NZD Currency	Short	(823)
Global Allocation	June 2015	2 UK Long Gilt Bond	Short	817
Global Allocation	June 2015	1 U.S. Treasury Long Bond	Short	2,166
Global Allocation	June 2015	1 U.S. Treasury Note, 2 Year	Short	(1,142)
Global Allocation	June 2015	1 U.S. Treasury Note, 5 Year	Short	69
Global Allocation	June 2015	1 U.S. Treasury Note, 10 Year	Short	(1,443)
Global Allocation	June 2015	1 ZAR Currency	Short	47
Global Allocation	May 2015	9 OMX Stockholm 30 Index	Long	(6,750)
Global Allocation	June 2015	1 CAD Currency	Long	3,363
Global Allocation	June 2015	4 Canadian Treasury Bond, 10 Year	Long	85
Global Allocation	June 2015	2 Euro-Bund	Long	(67)
Global Allocation	June 2015	4 EUR Currency	Long	20,133
Global Allocation	June 2015	5 FTSE 100 Index	Long	6,275
Global Allocation	June 2015	1 GBP Currency	Long	647
Global Allocation	June 2015	5 JPY Currency	Long	1,136
Global Allocation	June 2015	3 Nikkei 225 Index	Long	240
Global Allocation	June 2015	2 S&P 500 E-Mini Index	Long	(238)
Global Allocation	June 2015	3 TOPIX Index	Long	15,111
Global Allocation	June 2015	2 U.S. Treasury Note, 2 Year	Long	1,123
Global Allocation	December 2015	1 New Zealand Treasury Bill, 90 Day	Long	423
Total				$27,020
Inflation Managed	June 2015	1 Mini Japanese Government Bond, 10 Year	Short	$(355)
Inflation Managed	June 2015	2 Canadian Treasury Bond, 10 Year	Short	2,829
Inflation Managed	June 2015	2 Euro-Bund	Short	(4)
Inflation Managed	June 2015	2 MXN Currency	Short	1,054
Inflation Managed	June 2015	5 NZD Currency	Short	(1,236)
Inflation Managed	June 2015	1 SEK Currency	Short	(6,343)
Inflation Managed	June 2015	3 U.S. Treasury Note, 10 Year	Short	(6,131)
Inflation Managed	June 2015	1 U.S. Treasury Long Bond	Short	(413)
Inflation Managed	June 2015	5 U.S. Treasury Bond, Ultra Long	Short	(5,494)
Inflation Managed	June 2015	3 ZAR Currency	Short	141
Inflation Managed	June 2015	2 AUD Currency	Long	(1,463)
Inflation Managed	June 2015	3 CAD Currency	Long	5,432

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Inflation Managed	June 2015	4 EUR Currency	Long	$25,089
Inflation Managed	June 2015	1 EuroYen, 3Month	Long	(31)
Inflation Managed	June 2015	3 GBP Currency	Long	1,941
Inflation Managed	June 2015	1 UK Long Gilt Bond	Long	(831)
Inflation Managed	June 2015	3 U.S. Treasury Note, 10 Year	Long	4,100
Inflation Managed	December 2015	1 Canadian Banker's Acceptance	Long	1,147
Inflation Managed	December 2015	2 New Zealand Bank Bill, 3 Month	Long	1,418
Total				$20,850
Long Short	June 2015	470 Russell 2000 Mini Index	Short	$753,245
Long Short	June 2015	110 S&P MidCap 400 E-Mini Index	Short	60,360
Long Short	June 2015	3,611 S&P 500 E-Mini Index	Short	(2,727,072)
Total				$(1,913,467)

During the six months ended April 30, 2015, the average notional value of financial futures contracts was:

	Long positions	Short positions
Global Allocation	$6,766,039	$(5,790,089)
Inflation Managed	$3,895,372	$(2,910,272)
Long Short	$—	$(361,540,329)

At April 30, 2015, the notional value of financial futures contracts was:

	Long Positions	Short Positions
Global Allocation	$4,883,199	$(2,345,397)
Inflation Managed	$3,751,532	$(2,885,751)
Long Short	$—	$(448,977,695)

At April 30, 2015, the Funds had deposited the following in segregated accounts to cover margin requirements on open financial futures contracts:

Global Allocation	$167,849
Inflation Managed	$82,885
Long Short	$21,719,060

Forward foreign currency contracts: During the six months ended April 30, 2015, Global Allocation used forward foreign currency contracts ("forward contracts") to manage or adjust the risk profile and investment exposure of the Fund, including altering investment exposures to certain currencies provided by the Fund's total return swaps, described above. During the period ended April 30, 2015, Multi-Asset Income entered into forward contracts to obtain or reduce exposure to certain markets, establish net short or long positions for currencies and alter the Fund's exposure to markets and currencies.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) from forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

At April 30, 2015, open forward contracts were as follows:

Global Allocation

	Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
	136,837	Australian Dollar	$106,012	Royal Bank of Canada.	6/26/15	$1,960
	25,924	Australian Dollar	20,132	Societe Generale	6/26/15	323
	228,774	Australian Dollar	174,524	State Street Bank London	6/26/15	5,991
	515,105	Brazilian Real	161,399	Barclays Bank PLC Wholesale	5/15/15	8,965
	71,463	Canadian Dollar	57,904	Royal Bank of Canada	6/26/15	1,283
	79,219	Canadian Dollar	64,915	Societe Generale	6/26/15	695
	164,911	Canadian Dollar	135,910	State Street Bank London	6/26/15	671
	22,121	Euro Currency	23,748	Royal Bank of Canada	6/26/15	1,108
	39,756	Euro Currency	42,603	Societe Generale	6/26/15	2,067
	592,017	Euro Currency	645,655	State Street Bank London	6/26/15	19,542
	3,830,434,784	Indonesian Rupiah	292,132	Barclays Bank PLC Wholesale	5/15/15	2,423
	5,612,293	Japanese Yen	47,196	Royal Bank of Canada	6/26/15	(165)
	10,999,543	Japanese Yen	92,418	Societe Generale	6/26/15	(243)
	29,126,147	Japanese Yen	243,604	State Street Bank London	6/26/15	470
	172,217	New Zealand Dollar	131,316	Societe Generale	6/26/15	(543)
	99,171	New Zealand Dollar	73,733	State Street Bank London	6/26/15	1,573
	17,719,467	New Taiwan Dollar	567,586	Barclays Bank PLC Wholesale	5/15/15	10,926
	3,825,336	Norwegian Krone	478,940	Societe Generale	6/26/15	28,348
	786,906	Norwegian Krone	100,229	State Street Bank London	6/26/15	4,125
	277,125	Pound Sterling	408,648	Societe Generale	6/26/15	16,585
	30,387	Pound Sterling	45,351	State Street Bank London	6/26/15	1,276
	3,322,505	South African Rand	275,992	Barclays Bank PLC Wholesale	5/15/15	2,838
	2,133,780	Swedish Krona	245,191	Societe Generale	6/26/15	11,121
	1,537,644	Swedish Krona	178,212	State Street Bank London	6/26/15	6,491
	76,492	Swiss Franc	80,398	Societe Generale	6/26/15	1,748
Total						$129,578
	Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
	22,974	Australian Dollar	$17,486	Royal Bank of Canada	6/26/15	$(642)
	456,731	Australian Dollar	347,530	Societe Generale	6/26/15	(12,854)
	108,383	Australian Dollar	86,014	State Street Bank London	6/26/15	494
	115,949	Canadian Dollar	91,667	Societe Generale	6/26/15	(4,363)
	486,857	Canadian Dollar	389,283	State Street Bank London	6/26/15	(13,938)

	Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
	49,687,796	Chilean Peso	$80,161	Barclays Bank PLC Wholesale	5/15/15	$(995)
	5,894,638	Czech Koruna	230,262	Barclays Bank PLC Wholesale	5/15/15	(10,917)
	27,664	Euro Currency	29,487	Royal Bank of Canada	6/26/15	(1,597)
	227,937	Euro Currency	246,985	Societe Generale	6/26/15	(9,128)
	165,127	Euro Currency	181,469	State Street Bank London	6/26/15	(4,070)
	98,575,112	Hungarian Forint	355,346	Barclays Bank PLC Wholesale	5/15/15	(8,864)
	6,273,092	Japanese Yen	52,259	Societe Generale	6/26/15	(309)
	6,985,257	Japanese Yen	58,405	State Street Bank London	6/26/15	(131)
	1,910,779	Mexican Peso	126,160	Barclays Bank PLC Wholesale	5/15/15	1,704
	851,381	New Zealand Dollar	635,591	Societe Generale	6/26/15	(10,908)
	171,562	New Zealand Dollar	128,926	State Street Bank London	6/26/15	(1,350)
	400,989	Norwegian Krone	50,822	Royal Bank of Canada	6/26/15	(2,354)
	732,749	Norwegian Krone	93,716	Societe Generale	6/26/15	(3,456)
	2,011,932	Norwegian Krone	257,818	State Street Bank London	6/26/15	(8,989)
	778,654	Polish Zloty	206,052	Barclays Bank PLC Wholesale	5/15/15	(10,180)
	103,542	Pound Sterling	157,486	Societe Generale	6/26/15	(1,393)
	34,965	Pound Sterling	53,600	State Street Bank London	6/26/15	(52)
	224,004	Singapore Dollar	164,089	Barclays Bank PLC Wholesale	5/15/15	(5,166)
	148,366,091	South Korean Won	134,768	Barclays Bank PLC Wholesale	5/15/15	(2,944)
	133,895	Swedish Krona	15,314	Royal Bank of Canada	6/26/15	(769)
	930,708	Swedish Krona	108,052	Societe Generale	6/26/15	(3,746)
	2,077,102	Swedish Krona	243,840	State Street Bank London	6/26/15	(5,663)
	46,773	Swiss Franc	47,673	Societe Generale	6/26/15	(2,557)
	430,549	Swiss Franc	450,488	State Street Bank London	6/26/15	(11,886)
Total						$(137,023)

Multi-Asset Income

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
79,679	Australian Dollar	$61,730	Royal Bank of Canada	6/26/15	$1,141
61,614	Australian Dollar	47,632	Societe Generale	6/26/15	984
32,549	Australian Dollar	24,534	State Street Bank and Trust Company	6/26/15	1,148
84,714	Australian Dollar	64,130	State Street Bank London	6/26/15	2,714
40,020	Canadian Dollar	32,182	Royal Bank of Canada	6/26/15	963
56,819	Canadian Dollar	46,631	Societe Generale	6/26/15	427
107,695	Canadian Dollar	88,755	State Street Bank London	6/26/15	439
13,469	Euro Currency	14,581	Societe Generale	6/26/15	553
329,045	Euro Currency	358,867	State Street Bank London	6/26/15	10,852
3,276,814	Japanese Yen	27,489	Royal Bank of Canada	6/26/15	(30)
6,431,047	Japanese Yen	54,117	Societe Generale	6/26/15	(225)
16,732,726	Japanese Yen	139,949	State Street Bank London	6/26/15	270
101,720	New Zealand Dollar	77,556	Societe Generale	6/26/15	(315)
43,455	New Zealand Dollar	32,129	State Street Bank and Trust Company	6/26/15	869
56,561	New Zealand Dollar	42,047	State Street Bank London	6/26/15	903
2,108,071	Norwegian Krone	264,471	Societe Generale	6/26/15	15,086
226,901	Norwegian Krone	27,869	State Street Bank and Trust Company	6/26/15	2,221

	Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
	323,511	Norwegian Krone	$41,206	State Street Bank London	6/26/15	$1,696
	77,752	Pound Sterling	116,094	Societe Generale	6/26/15	3,212
	92,591	Pound Sterling	135,300	State Street Bank and Trust Company	6/26/15	6,775
	9,439	Pound Sterling	13,994	State Street Bank London	6/26/15	489
	1,292,972	Swedish Krona	149,419	Societe Generale	6/26/15	5,894
	518,442	Swedish Krona	58,587	State Street Bank and Trust Company	6/26/15	3,688
	321,914	Swedish Krona	37,328	State Street Bank London	6/26/15	1,341
	43,410	Swiss Franc	45,758	Societe Generale	6/26/15	861
Total						$61,956
	Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
	14,017	Australian Dollar	$10,646	Royal Bank of Canada	6/26/15	$(414)
	209,361	Australian Dollar	159,693	Societe Generale	6/26/15	(5,503)
	54,069	Australian Dollar	40,767	State Street Bank and Trust Company	6/26/15	(1,896)
	63,402	Australian Dollar	50,314	State Street Bank London	6/26/15	287
	72,710	Canadian Dollar	59,589	Societe Generale	6/26/15	(630)
	64,648	Canadian Dollar	51,110	State Street Bank and Trust Company	6/26/15	(2,433)
	221,791	Canadian Dollar	176,213	State Street Bank London	6/26/15	(7,476)
	10,507	Euro Currency	11,154	Royal Bank of Canada	6/26/15	(652)
	168,036	Euro Currency	182,072	Societe Generale	6/26/15	(6,735)
	59,648	Euro Currency	66,156	State Street Bank London	6/26/15	(865)
	1,345,821	Japanese Yen	11,298	Societe Generale	6/26/15	20
	3,496,198	Japanese Yen	29,093	State Street Bank and Trust Company	6/26/15	(205)
	3,967,165	Japanese Yen	33,170	State Street Bank London	6/26/15	(74)
	410,993	New Zealand Dollar	307,746	Societe Generale	6/26/15	(4,343)
	77,112	New Zealand Dollar	56,883	State Street Bank and Trust Company	6/26/15	(1,672)
	85,279	New Zealand Dollar	64,098	State Street Bank London	6/26/15	(659)
	226,882	Norwegian Krone	28,603	Royal Bank of Canada	6/26/15	(1,485)
	421,196	Norwegian Krone	53,861	Societe Generale	6/26/15	(1,995)
	250,336	Norwegian Krone	31,117	State Street Bank and Trust Company	6/26/15	(2,081)
	1,153,517	Norwegian Krone	147,876	State Street Bank London	6/26/15	(5,095)
	60,782	Pound Sterling	92,447	Societe Generale	6/26/15	(820)
	20,254	Pound Sterling	31,050	State Street Bank London	6/26/15	(29)
	72,979	Swedish Krona	8,311	Royal Bank of Canada	6/26/15	(455)
	544,724	Swedish Krona	63,381	Societe Generale	6/26/15	(2,052)
	182,776	Swedish Krona	20,704	State Street Bank and Trust Company	6/26/15	(1,251)
	1,206,121	Swedish Krona	141,606	State Street Bank London	6/26/15	(3,274)
	17,970	Swiss Franc	18,316	State Street Bank and Trust Company	6/26/15	(983)
	237,368	Swiss Franc	248,360	State Street Bank London	6/26/15	(6,553)
Total						$(59,323)

For the six months ended April 30, 2015, investment in forward contracts had an average value of:

Global Allocation	$7,539,284
Multi-Asset Income	$2,980,765

Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or a put option that a Fund has written expires unexercised, a Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Written option transactions were used in an attempt to generate incremental returns for Long Short for the six months ended April 30, 2015. Written option transactions for Long Short for the six months ended April 30, 2015 were:

Long Short

	Number of Contracts	Premium Received
Outstanding 10/31/2014	1,760	$307,729
Options written	8,700	1,555,835
Options expired	(2,500)	(501,855)
Options exercised	—	—
Options closed	(1,760)	(307,729)
Outstanding 4/30/2015	6,200	$1,053,980

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Purchased option transactions were used either for hedging purposes or in an attempt to generate incremental returns for Long Short for the six months ended April 30, 2015.

For the six months ended April 30, 2015, Long Short had an average market value of $762,843 in purchased options and $(157,034) in written options.

At April 30, 2015, the Funds (except Flexible Select) had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Global Allocation
Futures contracts	Receivable/Payable for variation margin(1)	$6,097	$25,326	$21,626	$53,049
Forward contracts	Receivable for open forward foreign currency contracts	—	132,727	—	132,727
Total Value—Assets		$6,097	$158,053	$21,626	$185,776

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Inflation Managed
Futures contracts	Receivable/Payable for variation margin(1)	$9,494	$33,657	$—	$43,151
Total Value—Assets		$9,494	$33,657	$—	$43,151
Long Short
Futures contracts	Receivable/Payable for variation margin(1)	$—	$—	$813,605	$813,605
Option contracts purchased	Investments in securities, at value	—	—	1,347,800	1,347,800
Total Value—Assets		$—	$—	$2,161,405	$2,161,405
Multi-Asset Income
Forward contracts	Receivable for open forward foreign currency contracts	$—	$62,833	$—	$62,833
Total Value—Assets		$—	$62,833	$—	$62,833

Liability Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Global Allocation
Futures contracts	Receivable/Payable for variation margin(1)	$(2,689)	$(16,352)	$(6,988)	$(26,029)
Forward contracts	Payable for open forward foreign currency contracts	—	(140,172)	—	(140,172)
Total Value—Liabilities		$(2,689)	$(156,524)	$(6,988)	$(166,201)
Inflation Managed
Futures contracts	Receivable/Payable for variation margin(1)	$(13,259)	$(9,042)	$—	$(22,301)
Total Value—Liabilities		$(13,259)	$(9,042)	$—	$(22,301)
Long Short
Futures contracts	Receivable/Payable for variation margin(1)	$—	$—	$(2,727,072)	$(2,727,072)
Option contracts written	Option contracts written, at value	—	—	(186,000)	(186,000)
Total Value—Liabilities		$—	$—	$(2,913,072)	$(2,913,072)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Multi-Asset Income
Forward contracts	Payable for open forward foreign currency contracts	$—	$(60,200)	$—	$(60,200)
Total Value—Liabilities		$—	$(60,200)	$—	$(60,200)

(1) "Futures contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of April 30, 2015, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of April 30, 2015, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2015, was as follows:

Realized Gain (Loss)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Global Allocation
Swap contracts	Net realized gain (loss) on: total return swap contracts	$—	$—	$111,835	$111,835
Futures contracts	Net realized gain (loss) on: financial futures contracts	171,662	212,711	248,623	632,996
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	(1,194)	—	(1,194)
Total Realized Gain (Loss)		$171,662	$211,517	$360,458	$743,367
Inflation Managed
Futures contracts	Net realized gain (loss) on: financial futures contracts	$(92,173)	$20,705	$—	$(71,468)
Total Realized Gain (Loss)		$(92,173)	$20,705	$—	$(71,468)
Long Short
Futures contracts	Net realized gain (loss) on: financial futures contracts	$—	$—	$(20,261,724)	$(20,261,724)
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	—	—	169,222	169,222
Option contracts written	Net realized gain (loss) on: option contracts written	—	—	780,543	780,543
Total Realized Gain (Loss)		$—	$—	$(19,311,959)	$(19,311,959)
Multi-Asset Income
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	$—	$2,190	$—	$2,190
Total Realized Gain (Loss)		$—	$2,190	$—	$2,190

Change in Appreciation (Depreciation)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Global Allocation
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: total return swap contracts	$—	$—	$(456,795)	$(456,795)
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	(85,814)	(80,347)	(19,495)	(185,656)
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	(10,405)	—	(10,405)
Total Change in Appreciation (Depreciation)		$(85,814)	$(90,752)	$(476,290)	$(652,856)
Inflation Managed
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$11,261	$24,270	$—	$35,531
Total Change in Appreciation (Depreciation)		$11,261	$24,270	$—	$35,531
Long Short
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$—	$—	$7,082,169	$7,082,169
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	—	—	(1,278,947)	(1,278,947)
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: option contracts written	—	—	708,091	708,091
Total Change in Appreciation (Depreciation)		$—	$—	$6,511,313	$6,511,313

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Multi-Asset Income
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	$—	$2,633	$—	$2,633
Total Change in Appreciation (Depreciation)		$—	$2,633	$—	$2,633

The Funds adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. ASU 2011-11 is applicable to only Global Allocation and Multi-Asset Income at April 30, 2015. Global Allocation's and Multi-Asset Income's derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present Global Allocation's and Multi-Asset Income's derivative assets and liabilities by counterparty, net of amounts available for offset and net of the related collateral received by Global Allocation and Multi-Asset Income for assets and pledged by Global Allocation and Multi-Asset Income for liabilities as of April 30, 2015.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Global Allocation
Forward contracts	$132,727	$—	$132,727
Securities lending	229,233	—	229,233
Total	$361,960	$—	$361,960
Multi-Asset Income
Forward contracts	$62,833	$—	$62,833
Total	$62,833	$—	$62,833

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Global Allocation
Barclays Bank PLC Wholesale	$26,856	$(26,856)	$—	$—
Royal Bank of Canada	4,351	(4,351)	—	—
Societe Generale	60,887	(49,500)	—	11,387
State Street Bank London	40,633	(40,633)	—	—
State Street Bank and Trust Company	229,233	—	(229,233)	—
Total	$361,960	$(121,340)	$(229,233)	$11,387

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Multi-Asset Income
Royal Bank of Canada	$2,104	$(2,104)	$—	$—
Societe Generale	27,037	(22,618)	—	4,419
State Street Bank and Trust Company	14,701	(10,521)	—	4,180
State Street Bank London	18,991	(18,991)	—	—
Total	$62,833	$(54,234)	$—	$8,599

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Global Allocation
Forward contracts	$(140,172)	$—	$(140,172)
Total	$(140,172)	$—	$(140,172)
Multi-Asset Income
Forward contracts	$(60,200)	$—	$(60,200)
Total	$(60,200)	$—	$(60,200)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
Global Allocation
Barclays Bank PLC Wholesale	$(39,066)	$26,856	$12,210	$—
Royal Bank of Canada	(5,527)	4,351	1,176	—
Societe Generale	(49,500)	49,500	—	—
State Street Bank London	(46,079)	40,633	5,446	—
Total	$(140,172)	$121,340	$18,832	$—
Multi-Asset Income
Royal Bank of Canada	$(3,036)	$2,104	$932	$—
Societe Generale	(22,618)	22,618	—	—
State Street Bank and Trust Company	(10,521)	10,521	—	—
State Street Bank London	(24,025)	18,991	5,034	—
Total	$(60,200)	$54,234	$5,966	$—

(a) Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b) Net Amount represents amounts subject to loss as of April 30, 2015, in the event of a counterparty failure.

(c) Net Amount represents amounts under-collateralized by Global Allocation and Multi-Asset Income to each counterparty as of April 30, 2015.

15 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

16 Transactions with other funds managed by Neuberger Berman Management LLC: Neuberger Berman Alternative Funds and Management have obtained an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Through April 30, 2015, Flexible Select invested in Neuberger Berman Core Bond Fund (an "Underlying Fund"). Through April 30, 2015 Global Allocation invested in Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman International Equity Fund, Neuberger Berman Risk Balanced Commodity Strategy Fund and Neuberger Berman Short Duration High Income Fund (collectively the "Underlying Funds"). Through April 30, 2015, Inflation Managed invested in Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund and Neuberger Berman Risk Balanced Commodity Strategy Fund (collectively the "Underlying Funds"). Through April 30, 2015, Multi-Asset Income invested in Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund and Neuberger Berman High Income Bond Fund (collectively the "Underlying Funds") (See Note F).

For the Funds' investments in the Underlying Funds, Management waived a portion of its management fee equal to the management fee it received from the Underlying Funds on those assets (the "Arrangement"). For the fiscal period ended April 30, 2015, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the fiscal period ended April 30, 2015, income earned under this Arrangement on Flexible Select's, Global Allocation's, Inflation Managed's and Multi-Asset Income's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers." For the fiscal period ended April 30, 2015, management fees waived and income earned under this Arrangement on Flexible Select's, Global Allocation's, Inflation Managed's and Multi-Asset Income's investments in the Underlying Funds were as follows:

	Management fees waived	Income earned
Flexible Select	$7,570	$79,279
Global Allocation	23,108	42,864
Inflation Managed	20,381	80,579
Multi-Asset Income	2,801	26,773

17 Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, Flexible Select pays Management a fee at the annual rate of 0.600% of the first $250 million of the Fund's average daily net assets, 0.575% of the next $250 million, 0.550% of the next $250 million, 0.525% of the next $250 million, 0.500% of the next $500 million, 0.475% of the next $2.5 billion, and 0.450% of the average daily net assets in excess of $4 billion. Global Allocation pays Management a fee at the annual rate of 0.650% of the first $1 billion of the Fund's average daily net assets, 0.625% of the next $1 billion, and 0.600% of average daily net assets in excess of $2 billion. Inflation Managed pays Management a fee at the annual rate of 0.650% of the first $250 million of the Fund's average daily net assets, 0.625% of the next $250 million, 0.600% of the next $250 million, 0.575% of the next $250 million, 0.550% of the next $500 million, 0.525% of the next $2.5 billion, and 0.500% of the average daily net assets in excess of $4 billion. Long Short pays Management a fee at the annual rate of 1.200% of the first $250 million of the Fund's average daily net assets, 1.175% of the next $250 million, 1.150% of the next $250 million, 1.125% of the next $250 million, 1.100% of the next $500 million, 1.075% of the next $2.5 billion, and 1.050% of average daily net assets in excess of $4 billion. Multi-Asset Income pays Management a fee at the annual rate of 0.450% of the first $250 million of the Fund's average daily net assets, 0.425% of the next $250 million, 0.400% of the next $250 million, 0.375% of the next $250 million, 0.350% of the next $500 million, 0.325% of the next $2.5 billion, and 0.300% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended April 30, 2015, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.60% (0.58% after management fee waiver (See Note A-16)), 0.65% (0.48% after management fee waiver (See Note A-16)), 0.65% (0.44% after management fee waiver (See Note A-16)), 1.11% and 0.45% (0.27% after management fee waiver (See Note A-16)) of Flexible Select's, Global Allocation's, Inflation Managed's, Long Short's and Multi-Asset Income's average daily net assets, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and Class A and Class C of each Fund (except Multi-Asset Income) pays Management an administration fee at the annual rate of 0.20% (0.21% for Multi-Asset Income) of its average daily net assets under this agreement. Multi-Asset Income's Class R6 pays Management an administration fee of 0.02% of its average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of each Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended April 30, 2015, there was no repayment to Management under these agreements.

At April 30, 2015, contingent liabilities to Management under the agreements were as follows:

				Expenses Reimbursed In Fiscal Period Ending October 31,
				2012	2013		2014	2015
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2015	2016		2017	2018
Flexible Select Institutional Class	0.85%		10/31/18	$—	$216,729	(5)	$281,744	$130,568
Flexible Select Class A	1.21%		10/31/18	—	2,426	(5)	1,301	1,076
Flexible Select Class C	1.96%		10/31/18	—	2,202	(5)	480	286
Global Allocation Institutional Class	0.90	%(4)	10/31/18	342,304	253,136		297,504	95,262
Global Allocation Class A	1.26	%(4)	10/31/18	125,936	141,365		168,872	79,817

				Expenses Reimbursed In Fiscal Period Ending October 31,
				2012		2013		2014	2015
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2015		2016		2017	2018
Inflation Managed Institutional Class	0.90%		10/31/18	—		438,126	(3)	374,332	161,065
Inflation Managed Class A	1.26%		10/31/18	—		5,378	(3)	9,441	20,391
Inflation Managed Class C	2.01%		10/31/18	—		5,378	(3)	3,221	3,652
Long Short Institutional Class	1.70%		10/31/18	—	(2)	—		—	—
Long Short Class A	2.06%		10/31/18	—	(2)	—		—	—
Long Short Class C	2.81%		10/31/18	—	(2)	—		—	—
Multi-Asset Income Institutional Class	0.65	%(7)	10/31/18	—		—		—	61,661	(6)
Multi-Asset Income Class A	1.02	%(7)	10/31/18	—		—		—	3,262	(6)
Multi-Asset Income Class C	1.77	%(7)	10/31/18	—		—		—	3,264	(6)
Multi-Asset Income Class R6	0.58	%(7)	10/31/18	—		—		—	24,354	(6)

(1) Expense limitation per annum of the respective class' average daily net assets.

(2) Period from December 29, 2011 (Commencement of Operations) to October 31, 2012.

(3) Period from December 19, 2012 (Commencement of Operations) to October 31, 2013.

(4) Prior to February 28, 2013, the contractual expense limitation was 1.20% for Institutional Class, 1.56% for Class A and 2.31% for Class C.

(5) Period from May 31, 2013 (Commencement of Operations) to October 31, 2013.

(6) Period from March 27, 2015 (Commencement of Operations) to April 30, 2015.

(7) In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Multi-Asset Income on March 27, 2015, for Institutional Class, Class A, Class C and Class R6 and March 30, 2015, for Class A and Class C. For the period ended April 30, 2015, voluntary reimbursements for Institutional Class, Class A, Class C and Class R6 of Multi-Asset Income amounted to $456, $43, $84 and $159, respectively.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to Global Allocation, Inflation Managed and Multi-Asset Income, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Neuberger Berman LLC ("Neuberger"), as the sub-adviser to Flexible Select and Long Short, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBFI, Neuberger and/or Management.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Multi-Asset Income) are generally sold with an initial sales charge of up to 5.75%. Class A shares of Multi-Asset Income are generally sold with an initial sales charge of up to 4.25%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% will apply to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2015, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Flexible Select Class A	$109	$—	$—	$—
Flexible Select Class C	—	46	—	—
Global Allocation Class A	406	—	—	—
Global Allocation Class C	—	1,396	—	—
Inflation Managed Class A	—	—	—	—
Inflation Managed Class C	—	—	—	—
Long Short Class A	94,956	—	—	—
Long Short Class C	—	30,118	—	—
Multi-Asset Income Class A(1)	—	—	—	—
Multi-Asset Income Class C(1)	—	—	—	—

(1) Period from March 27, 2015 (Commencement of Operations) to April 30, 2015.

On June 3, 2014, Management made a voluntary contribution to certain of the Funds in connection with a payment matter related to the Funds' investment in a State Street money market fund as follows:

Contribution Amount
Global Allocation	$10,922
Long Short	60,836

Note C—Securities Transactions:

During the six months ended April 30, 2015, there were purchase and sale transactions of long-term securities (excluding total return swaps, financial futures contracts, forward foreign currency contracts and option contracts) as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short
Flexible Select	$—	$25,467,798	$—	$—	$24,260,406	$—
Global Allocation	2,208,360	39,759,859	7,603,367	991,759	23,971,493	15,059,717

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short
Inflation Managed	$1,764,643	$5,131,410	$—	$1,778,168	$6,529,266	$—
Long Short	—	895,597,548	480,891,144	—	795,170,742	409,531,252
Multi-Asset Income(1)	1,644,942	15,033,237	—	—	690,419	—

(1) Period from March 27, 2015 (Commencement of Operations) to April 30, 2015.

During the six months ended April 30, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2015 and for the year ended October 31, 2014 was as follows:

	For the Six Months Ended April 30, 2015				For the Year Ended October 31, 2014
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Flexible Select:
Institutional Class	4,723	233,709	—	238,432	769	30,471	(14,743)	16,497
Class A	10,388	1,551	(10,374)	1,565	46,439	27	(6,595)	39,871
Class C	2,640	295	—	2,935	1,559	2	—	1,561
Global Allocation:
Institutional Class	144,314	26,930	(324,054)	(152,810)	320,306	129,312	(780,344)	(330,726)
Class A	112,834	18,400	(180,536)	(49,302)	717,157	46,075	(553,785)	209,447
Class C	94,370	10,618	(96,560)	8,428	395,709	33,247	(194,404)	234,552
Inflation Managed:
Institutional Class	167,958	15,521	(308,618)	(125,139)	95,566	32,833	(90,643)	37,756
Class A	34,091	1,699	(45,326)	(9,536)	220,368	189	(26,069)	194,488
Class C	10,681	189	—	10,870	18,279	115	—	18,394
Long Short:
Institutional Class	48,160,136	735,130	(37,517,830)	11,377,436	159,546,263	382,464	(41,372,231)	118,556,496
Class A	6,128,596	100,264	(6,620,050)	(391,190)	32,183,453	179,358	(42,735,854)	(10,373,043)
Class C	1,957,692	45,292	(2,461,836)	(458,852)	9,063,806	37,716	(1,825,631)	7,275,891
Multi-Asset Income:
Institutional Class(1)	1,110,301	3,494	(32)	1,113,763	—	—	—	—
Class A(1)	50,207	143	—	50,350	—	—	—	—
Class C(1)	50,298	111	—	50,409	—	—	—	—
Class R6(1)	400,000	1,294	—	401,294	—	—	—	—

(1) Period from March 27, 2015 (Commencement of Operations) to April 30, 2015.

Note E—Lines of Credit:

At April 30, 2015, each Fund (other than Multi-Asset Income) was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Under the terms of the Credit Facility, each Fund (other than Multi-Asset Income) has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at April 30, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through April 30, 2015, none of the Funds utilized this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, prior to the commencement of the Credit Facility, and on January 9, 2015, each Fund (other than Multi-Asset Income) was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended April 30, 2015, none of the Funds utilized either line of credit with State Street.

Note F—Investments in Affiliates(1):

	Balance of Shares Held October 31, 2014	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2015	Value April 30, 2015	Distributions from Investments in Affiliated Issuers(2)	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Flexible Select
Neuberger Berman Core Bond Fund Institutional Class	582,729	41,209	150,859	473,079	$4,994,263	$91,002	$24,294
Global Allocation
Neuberger Berman Emerging Markets Debt Fund Institutional Class	—	148,236	—	148,236	$1,388,211	$21,277	$—
Neuberger Berman Emerging Markets Equity Fund Institutional Class	—	187,444	—	187,444	3,197,875	—	—
Neuberger Berman High Income Fund Institutional Class	—	153,180	—	153,180	1,393,318	18,196	—
Neuberger Berman International Equity Fund Institutional Class	—	301,887	—	301,887	3,526,442	—	—
Neuberger Berman Short Duration High Income Fund Institutional Class	—	137,958	137,958	—	—	3,391	19,294

	Balance of Shares Held October 31, 2014	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2015	Value April 30, 2015	Distributions from Investments in Affiliated Issuers(2)		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	—	111,878	—	111,878	$822,119	$—		$—
Total					$10,327,965	$42,864		$19,294
Inflation Managed
Neuberger Berman Emerging Markets Equity Fund Institutional Class	103,341	11,166	28,694	85,813	$1,464,008	$19,481		$10,500
Neuberger Berman Floating Rate Income Fund Institutional Class	91,688	8,803	24,008	76,483	776,842	17,839		(4,552)
Neuberger Berman High Income Bond Fund Institutional Class	102,045	93,666	35,979	159,732	1,452,922	44,275		(9,292)
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	238,082	16,038	42,390	211,730	1,555,863	203	*	(95,789)
Total					$5,249,635	$81,798		$(99,133)
Multi-Asset Income
Neuberger Berman Emerging Markets Debt Fund Institutional Class	—	181,969	—	181,969	$1,704,118	$7,590		$—
Neuberger Berman Floating Rate Income Fund Institutional Class	—	246,799	—	246,799	2,506,749	7,639		—
Neuberger Berman High Income Bond Fund Institutional Class	—	277,175	—	277,175	2,521,180	11,544		—
Total					$6,732,047	$26,773		$—

(1) Affiliated issuers, as defined in the 1940 Act.

(2) Distributions received include distributions from net investment income and net realized capital gains, if any, from the Underlying Fund.

* Security did not produce income during the last twelve months.

Other: At April 30, 2015, there were affiliated investors owning 0.2%, 24.7% and 92.8% of Flexible Select's, Inflation Managed's and Multi-Asset Income's outstanding shares, respectively.

Note G—Recent Accounting Pronouncement:

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds' financial statement disclosures.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts, rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Flexible Select Fund
Institutional Class
4/30/2015 (Unaudited)	$11.96	$0.05	$0.34	$0.39	$(0.12)	$(0.22)	$(0.34)	$—	$12.01	3.32	%**	$100.1	1.12	%*	1.12	%Ø*	.83	%*	.83	%Ø*	.77	%*	26	%**	26	%Ø**
10/31/2014	$10.80	$0.11	$1.09	$1.20	$(0.04)	$—	$(0.04)	$—	$11.96	11.16%		$96.8	1.16%		1.16	%Ø	.83%		.83	%Ø	.98%		50%		50	%Ø
Period from 5/31/2013^ to 10/31/2013	$10.00	$0.04	$0.76	$0.80	$—	$—	$—	$—	$10.80	8.00	%**	$87.2	1.97	%‡*	1.97	%‡Ø*	.83	%‡*	.83	%‡Ø*	.95	%‡*	20	%**	20	%Ø**
Class A
4/30/2015 (Unaudited)	$11.92	$0.02	$0.35	$0.37	$(0.10)	$(0.22)	$(0.32)	$—	$11.97	3.13	%**	$0.7	1.52	%*	1.52	%Ø*	1.19	%*	1.19	%Ø*	.42	%*	26	%**	26	%Ø**
10/31/2014	$10.78	$0.06	$1.10	$1.16	$(0.02)	$—	$(0.02)	$—	$11.92	10.80%		$0.6	1.64%		1.64	%Ø	1.19%		1.19	%Ø	.50%		50%		50	%Ø
Period from 5/31/2013^ to 10/31/2013	$10.00	$0.02	$0.76	$0.78	$—	$—	$—	$—	$10.78	7.80	%**	$0.1	5.09	%‡*	5.09	%‡Ø*	1.19	%‡*	1.19	%‡Ø*	.57	%‡*	20	%**	20	%Ø**
Class C
4/30/2015 (Unaudited)	$11.81	$(0.02)	$0.35	$0.33	$(0.02)	$(0.22)	$(0.24)	$—	$11.90	2.86	%**	$0.2	2.30	%*	2.30	%Ø*	1.94	%*	1.94	%Ø*	(.34	%)*	26	%**	26	%Ø**
10/31/2014	$10.75	$(0.02)	$1.08	$1.06	$(0.00)	$—	$(0.00)	$—	$11.81	9.88%		$0.1	2.38%		2.38	%Ø	1.94%		1.94	%Ø	(.14%)		50%		50	%Ø
Period from 5/31/2013^ to 10/31/2013	$10.00	$(0.01)	$0.76	$0.75	$—	$—	$—	$—	$10.75	7.50	%**	$0.1	6.71	%‡*	6.71	%‡Ø*	1.94	%‡*	1.94	%‡Ø*	(.18	%)‡*	20	%**	20	%Ø**
Global Allocation Fund
Institutional Class
4/30/2015 (Unaudited)	$10.81	$0.01	$0.50	$0.51	$(0.28)	$—	$(0.28)	$—	$11.04	4.76	%**	$11.0	2.90	%*	2.57	%*	1.08	%*	.75	%*	.25	%*	128	%[a]**	124	%[a]**
10/31/2014	$11.63	$(0.12)	$0.29	$0.17	$(0.99)	$—	$(0.99)	$0.00	$10.81	1.37%		$12.5	3.25%		2.72%		1.50%		.98%		(1.12%)		228%		216%
10/31/2013	$10.30	$(0.09)	$1.57	$1.48	$(0.15)	$—	$(0.15)	$—	$11.63	14.56%		$17.2	3.23%		2.73%		1.48%		.98%		(.85%)		187%		158%
10/31/2012	$10.30	$(0.12)	$1.02	$0.90	$(0.21)	$(0.69)	$(0.90)	$—	$10.30	9.60%		$8.9	5.01%		4.55%		1.68%		1.22%		(1.19%)		446%		423%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.08)	$0.38	$0.30	$—	$—	$—	$—	$10.30	3.00	%**	$5.8	18.45	%‡*	18.31	%‡*^^	1.36	%‡*	1.21	%‡*^^	(.95	%)‡*	268	%**	216	%**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contributions from Management	Net Asset Value, End of period	Total Return††		Net Assets, End of period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Global Allocation Fund (cont'd)
Class A
4/30/2015 (Unaudited)	$10.76	$(0.00)	$0.48	$0.48	$(0.24)	$—	$(0.24)	$—	$11.00	4.56	%**	$9.2	3.28	%*	2.95	%*	1.44	%*	1.11	%*	(.09	%)*	128	%[a]**	124	%[a]**
10/31/2014	$11.57	$(0.16)	$0.29	$0.13	$(0.94)	$—	$(0.94)	$0.00	$10.76	1.03%		$9.6	3.68%		3.16%		1.86%		1.35%		(1.49%)		228%		216%
10/31/2013	$10.25	$(0.14)	$1.58	$1.44	$(0.12)	$—	$(0.12)	$—	$11.57	14.15%		$7.9	3.58%		3.07%		1.84%		1.33%		(1.25%)		187%		158%
10/31/2012	$10.27	$(0.15)	$1.01	$0.86	$(0.19)	$(0.69)	$(0.88)	$—	$10.25	9.24%		$3.4	5.41%		4.93%		2.07%		1.59%		(1.48%)		446%		423%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.14)	$0.41	$0.27	$—	$—	$—	$—	$10.27	2.70	%**	$0.1	22.01	%‡*	21.63	%‡*^^	1.96	%‡*	1.58	%‡*^^	(1.64	%)‡*	268	%**	216	%**
Class C
4/30/2015 (Unaudited)	$10.60	$(0.04)	$0.47	$0.43	$(0.18)	$—	$(0.18)	$—	$10.85	4.15	%**	$7.3	4.03	%*	3.70	%*	2.19	%*	1.86	%*	(.83	%)*	128	%[a]**	124	%[a]**
10/31/2014	$11.43	$(0.25)	$0.30	$0.05	$(0.88)	$—	$(0.88)	$0.00	$10.60	.30%		$7.0	4.46%		3.95%		2.63%		2.11%		(2.27%)		228%		216%
10/31/2013	$10.13	$(0.21)	$1.55	$1.34	$(0.04)	$—	$(0.04)	$—	$11.43	13.30%		$4.9	4.35%		3.85%		2.59%		2.09%		(1.99%)		187%		158%
10/31/2012	$10.21	$(0.23)	$1.00	$0.77	$(0.16)	$(0.69)	$(0.85)	$—	$10.13	8.34%		$2.2	6.47%		6.03%		2.78%		2.34%		(2.26%)		446%		423%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.18)	$0.39	$0.21	$—	$—	$—	$—	$10.21	2.10	%**	$0.0	25.07	%‡*	24.87	%‡*^^	2.52	%‡*	2.33	%‡*^^	(2.12	%)‡*	268	%**	216	%**
Inflation Managed Fund§§
Institutional Class
4/30/2015 (Unaudited)	$10.74	$0.07	$(0.11)	$(0.04)	$(0.10)	$—	$(0.10)	$—	$10.60	(.39	%)**	$15.3	2.81	%*	2.81	%Ø*	.70	%*	.70	%Ø*	1.38	%*	36	%**	36	%Ø**
10/31/2014	$10.38	$0.17	$0.41	$0.58	$(0.22)	$—	$(0.22)	$—	$10.74	5.73%		$16.9	3.22%		3.22	%Ø	.69%		.69	%Ø	1.61%		41%		41	%Ø
Period from 12/19/2012^ to 10/31/2013	$10.00	$0.17	$0.21	$0.38	$—	$—	$—	$—	$10.38	3.80	%**	$15.9	4.55	%‡*	4.55	%‡Ø*	.69	%‡*	.69	%‡Ø*	1.92	%‡*	45	%**	45	%Ø**
Class A
4/30/2015 (Unaudited)	$10.71	$0.05	$(0.12)	$(0.07)	$(0.08)	$—	$(0.08)	$—	$10.56	(.61	%)**	$2.1	3.20	%*	3.20	%Ø*	1.06	%*	1.06	%Ø*	1.03	%*	36	%**	36	%Ø**
10/31/2014	$10.35	$0.11	$0.44	$0.55	$(0.19)	$—	$(0.19)	$—	$10.71	5.39%		$2.2	3.64%		3.64	%Ø	1.05%		1.05	%Ø	1.01%		41%		41	%Ø
Period from 12/19/2012^ to 10/31/2013	$10.00	$0.14	$0.21	$0.35	$—	$—	$—	$—	$10.35	3.50	%**	$0.1	6.99	%‡*	6.99	%‡Ø*	1.04	%‡*	1.04	%‡Ø*	1.59	%‡*	45	%**	45	%Ø**
Class C
4/30/2015 (Unaudited)	$10.63	$0.01	$(0.12)	$(0.11)	$(0.06)	$—	$(0.06)	$—	$10.46	(.98	%)**	$0.4	4.00	%*	4.00	%Ø*	1.80	%*	1.80	%Ø*	.18	%*	36	%**	36	%Ø**
10/31/2014	$10.28	$0.03	$0.44	$0.47	$(0.12)	$—	$(0.12)	$—	$10.63	4.60%		$0.3	4.43%		4.43	%Ø	1.80%		1.80	%Ø	.33%		41%		41	%Ø
Period from 12/19/2012^ to 10/31/2013	$10.00	$0.07	$0.21	$0.28	$—	$—	$—	$—	$10.28	2.80	%**	$0.1	7.76	%‡*	7.76	%‡Ø*	1.79	%‡*	1.79	%‡Ø*	.84	%‡*	45	%**	45	%Ø**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contributions from Management	Net Asset Value, End of period	Total Return††		Net Assets, End of period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Long Short Fund
Institutional Class
4/30/2015 (Unaudited)	$13.02	$0.03	$0.22	$0.25	$(0.03)	$(0.05)	$(0.08)	$—	$13.19	1.88	%**	$2,811.0	1.66	%*	1.31	%*	1.66	%*	1.31	%*	.42	%*	42	%**	30	%**
10/31/2014	$12.48	$0.02	$0.58	$0.60	$—	$(0.06)	$(0.06)	$0.00	$13.02	4.83%		$2,627.8	1.72%		1.48%		1.72%		1.48%		.17%		61%		44%
10/31/2013	$11.09	$0.01	$1.47	$1.48	$(0.01)	$(0.08)	$(0.09)	$—	$12.48	13.47%		$1,038.2	1.75%		1.60%		1.75	%§	1.60	%§	.10%		103%		52%
Period from 12/29/2011^ to 10/31/2012	$10.00	$0.04	$1.05	$1.09	$—	$—	$—	$—	$11.09	10.90	%**	$92.6	2.78	%‡*	2.65	%‡*	1.83	%‡*	1.70	%‡*	.40	%‡*	93	%**	56	%**
Class A
4/30/2015 (Unaudited)	$12.91	$0.00	$0.21	$0.21	$—	$(0.05)	$(0.05)	$—	$13.07	1.61	%**	$388.4	2.04	%*	1.69	%*	2.04	%*	1.69	%*	.06	%*	42	%**	30	%**
10/31/2014	$12.41	$(0.03)	$0.58	$0.55	$—	$(0.05)	$(0.05)	$0.00	$12.91	4.47%		$388.6	2.09%		1.85%		2.09%		1.85%		(.20%)		61%		44%
10/31/2013	$11.06	$(0.03)	$1.47	$1.44	$(0.01)	$(0.08)	$(0.09)	$—	$12.41	13.08%		$502.1	2.08%		1.94%		2.08	%§	1.94	%§	(.23%)		103%		52%
Period from 12/29/2011^ to 10/31/2012	$10.00	$0.00	$1.06	$1.06	$—	$—	$—	$—	$11.06	10.60	%**	$27.0	3.21	%‡*	3.11	%‡*	2.17	%‡*	2.06	%‡*	.05	%‡*	93	%**	56	%**
Class C
4/30/2015 (Unaudited)	$12.66	$(0.04)	$0.20	$0.16	$—	$(0.05)	$(0.05)	$—	$12.77	1.24	%**	$207.0	2.78	%*	2.43	%*	2.78	%*	2.43	%*	(.69	%)*	42	%**	30	%**
10/31/2014	$12.26	$(0.12)	$0.57	$0.45	$—	$(0.05)	$(0.05)	$0.00	$12.66	3.71%		$211.0	2.84%		2.60%		2.84%		2.60%		(.94%)		61%		44%
10/31/2013	$10.99	$(0.12)	$1.46	$1.34	$(0.00)	$(0.07)	$(0.07)	$—	$12.26	12.23%		$115.1	2.83%		2.68%		2.83	%§	2.68	%§	(1.00%)		103%		52%
Period from 12/29/2011^ to 10/31/2012	$10.00	$(0.06)	$1.05	$0.99	$—	$—	$—	$—	$10.99	9.90	%**	$3.4	4.34	%‡*	4.20	%‡*	2.95	%‡*	2.81	%‡*	(.69	%)‡*	93	%**	56	%**
Multi-Asset Income Fund
Institutional Class
Period from 3/27/2015 ^ to 4/30/2015 (Unaudited)	$10.00	$0.03	$0.09	$0.12	$(0.03)	$—	$(0.03)	$—	$10.09	1.22	%**	$11.2	3.04	%‡*	3.04	%Ø‡*	.42	%‡*	.42	%Ø‡*	3.50	%‡*	5	%**	5	%Ø**
Class A
Period from 3/27/2015 ^ to 4/30/2015 (Unaudited)	$10.00	$0.03	$0.09	$0.12	$(0.03)	$—	$(0.03)	$—	$10.09	1.19	%**	$0.5	3.91	%‡*	3.91	%Ø‡*	.75	%‡*	.75	%Ø‡*	3.11	%‡*	5	%**	5	%Ø**
Class C
Period from 3/27/2015 ^ to 4/30/2015 (Unaudited)	$10.00	$0.02	$0.09	$0.11	$(0.02)	$—	$(0.02)	$—	$10.09	1.12	%**	$0.5	4.66	%‡*	4.66	%Ø‡*	1.42	%‡*	1.42	%Ø‡*	2.45	%‡*	5	%**	5	%Ø**
Class R6
Period from 3/27/2015 ^ to 4/30/2015 (Unaudited)	$10.00	$0.03	$0.09	$0.12	$(0.03)	$—	$(0.03)	$—	$10.09	1.23	%**	$4.0	3.02	%‡*	3.02	%Ø‡*	.36	%‡*	.36	%Ø‡*	3.50	%‡*	5	%**	5	%Ø**

See Notes to Financial Highlights

Notes to Financial Highlights (Unaudited)

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses. The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Funds' total returns for the year ended October 31, 2014.

^ The date investment operations commenced.

‡ Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

@ Calculated based on the average number of shares outstanding during each fiscal period.

§ After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Year Ended October 31, 2013
Long Short Fund Institutional Class	1.69%	1.54%
Long Short Fund Class A	2.06%	1.92%
Long Short Fund Class C	2.81%	2.66%

* Annualized.

** Not annualized.

^^ As of June 22, 2011, Global Allocation's Institutional Class, Class A and Class C contractual expense limitations exclude dividend expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

Ø Flexible Select, Inflation Managed and Multi-Asset Income did not engage in short sales.

§§ Effective February 28, 2015, Neuberger Berman Inflation Navigator Fund changed its name to Neuberger Berman Inflation Managed Fund.

a The portfolio turnover rates not including mortgage dollar roll transactions, including and excluding securities sold short, were 127% and 123%, respectively, for the six months ended April 30, 2015, for Global Allocation.

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A and Class C Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge upon request, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Neuberger Berman Multi-Asset Income Fund: Initial Consideration of the Management and Subadvisory Agreements

At a meeting held on December 17-18, 2014, the Board of the Trust, including the Independent Fund Trustees, evaluated and approved the management agreement with Management (the "Management Agreement") and the sub-advisory agreement between Management and NBFI (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") with respect to Neuberger Berman Multi-Asset Income Fund (the "Fund"). The Independent Fund Trustees were advised by Independent Counsel.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund.

In connection with its deliberations, the Board also considered the broad range of information relevant to the contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the contract review, such as compliance matters.

The Independent Fund Trustees receive from Independent Counsel a memorandum, at least annually, discussing the legal standards for their consideration of the Agreements. During the course of their deliberations regarding the contract review, the Independent Fund Trustees met with Independent Counsel together with and separately from representatives of Management and NBFI.

In connection with its approval of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services to be provided by Management and NBFI; (2) the expected costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board, and the Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of Management and NBFI and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and NBFI who would perform services for the Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and NBFI's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board also considered that Management's responsibilities will include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and NBFI as no significant compliance problems were reported to the Board with respect to any of them. The Board also considered the general structure of the portfolio manager compensation program and whether this structure would provide appropriate incentives to act in the best interests of the Funds. In addition, the Board considered the scope and depth of the compliance programs of Management and NBFI. The Board also considered the manner in which Management addressed various non-routine matters that have arisen from to time to time, some of them a result of developments in the broader fund industry or the regulations governing it.

The Board notes that there were no other funds or accounts managed by Management or NBFI with investment objectives, policies and strategies that were similar to those of the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure proposed for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management and NBFI or their affiliates from their relationship with the Fund. The Board reviewed comparisons of the Fund's proposed management fee and overall expense ratio to a peer group of broadly comparable funds and a larger goup of funds in the same category. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group or the full category. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board considered that the total expense ratio, net of the contractual limit on expenses, for each class was above the median total expense ratio of the peer group, but noted that for all classes except one, it was below the mean and median for the full category. The Board considered whether specific portfolio management or administration needs contributed to the size of the management fee. The Board noted that "other expenses," as a component of the total expense ratio, were expected to be relatively high because the fund would operate in part by investing in other funds managed by NB Management; however, NB Management would rebate to the Fund a portion of the investment advisory fee corresponding to the advisory fees charged by the underlying fund(s). In addition, the Board considered the proposed contractual limit on expenses of each class of the Fund. The Board also noted the breakpoints built into the management fee to account for possible economies of scale, but noted that it may be too soon to evaluate the economies at the start-up phase of a fund. The Board concluded that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to the Fund; that the Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent and quality of services expected to be provided; and that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the Board's ongoing regular review of performance and operations of other funds advised by Management and NBFI, in addition to material prepared specifically for the most recent annual review of the agreements applicable to such other funds.

Investment manager: Neuberger Berman Management LLC

Sub-advisers: Neuberger Berman Fixed Income LLC
Neuberger Berman LLC

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

L0088 06/15

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares

Global Long Short Fund

Semi-Annual Report

April 30, 2015

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	6
SCHEDULE OF INVESTMENTS/TOP TEN HOLDINGS	8
POSITIONS BY INDUSTRY	11
FINANCIAL STATEMENTS	18
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA	35
Directory	38
Proxy Voting Policies and Procedures	39
Quarterly Portfolio Schedule	39
Board Consideration of the Management and Sub-Advisory Agreements	40

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present the first semi-annual report for Neuberger Berman Global Long Short Fund, which was launched on November 12, 2014. This report includes a portfolio commentary, a listing of the Fund's investments and its unaudited financial statements for the reporting period.

The Fund seeks long term capital appreciation while attempting to protect capital in equity down markets. The investment team combines top-down theme generation with fundamental bottom-up stock analysis in an effort to add value through both stock selection and asset allocation, primarily within the equity asset class. The investment team seeks to identify what they believe are the best equity investment opportunities, both long and short, around the world. Long stock positions consist of good businesses benefiting from thematic tailwinds, and short stock positions consist of what we think are challenged businesses that fall victim to thematic headwinds. The intended result is a differentiated, repeatable and scalable process that is diversified across investment themes, stock positions, sectors and countries.

Thank you for your support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Global Long Short Fund Commentary

We are pleased to provide the first semi-annual report for Neuberger Berman Global Long Short Fund. During the period since the Fund's inception on November 12, 2014 through April 30, 2015, its Institutional Class produced a 2.80% total return but underperformed the 4.15% return of its primary benchmark, the HFRX Equity Hedge Index, (Performance for all share classes is provided in the table immediately following this letter.)

The past several months were eventful in the global arena, especially relating to policy developments and corresponding market responses across the world. Late 2014 through early 2015 saw a bottoming of economic fundamentals in the European Union, which was followed in early March by the European Central Bank's launch of its long-awaited quantitative-easing program. Additionally, we saw a continuation of monetary easing and reform initiatives in Asia, in particular China, Japan and India. At the same time, the U.S. was undergoing a transition, having exited its own quantitative easing program and entered into a period of uncertainty regarding the path of future U.S. Federal Reserve (Fed) rate increases. Although the U.S. economy remained on a steady path during the reporting period, economic data was mixed. Of particular note, we saw the dollar gain strength while the euro weakened from the beginning of the period until mid-March, when the Fed suggested that rate hikes in the U.S. could be delayed. This led to a substantial rotation affecting currency, fixed income, commodity and equity markets.

Since the Fund's inception, we have had a constructive view of global equity markets, with a great deal of interest in capturing fundamental and policy related opportunities, particularly in Europe and Japan. In the period preceding the Fed's rebasing of rate expectations, we increased our exposure to Europe—prompted by positive economic momentum and supportive monetary policies—focusing specifically on dollar-earning businesses such as automotive companies, dividend yielding stocks that we believe have growth potential and that could be reflation beneficiaries. We shorted stocks exposed to a slowdown in the resources capital expenditure cycle and hedged some of our currency exposures. Our positioning was more defensive in the U.S., where one of our important themes was to invest in companies that catered to the aging demographic, particularly businesses that improve the efficiency of health care products and services delivery. Our focus on the short side in the U.S. was on what appeared to be challenged business models, such as those suffering from changes in consumer preferences. In other parts of the world, we sought exposure to companies benefiting from the domestic recovery in Japan as well as reform programs in India.

The Fund's use of futures, forwards, options and equity swaps had an overall positive impact on the Fund's performance.

We have a generally positive outlook on global equity markets, but recognize that we are in the midst of one of the longest U.S. bull markets in history, one in which equity valuations around the globe have risen. While we anticipate continued accommodative monetary policies around the world, save for the U.S., we believe that uncertainty regarding Fed decisions could foster more volatility and market rotations. Finally, one cannot lose sight of potential risks that could result from geopolitical events, such as Greece's political tribulations and conflicts in the Middle East. Still, we believe there is a good global backdrop for our unique investment approach. By combining top-down research with bottom-up stock analysis within an unconstrained global long-short strategy, we believe we can identify exciting investment themes globally while also seeking to minimize downside risk.

Sincerely,

DANIEL GEBER
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

2

Global Long Short Fund

TICKER SYMBOLS

Institutional Class	NGBIX
Class A	NGBAX
Class C	NGBCX

PERFORMANCE HIGHLIGHTS

	Inception Date	Cumulative Total Return Ended 04/30/2015 Life of Fund
At NAV
Institutional Class	11/12/2014	2.80%
Class A	11/12/2014	2.60%
Class C	11/12/2014	2.20%
With Sales Charge
Class A		–3.30%
Class C		1.20%
Index
HFRX Equity Hedge Index[1,2]		4.15%
MSCI All Country World Index[1,2]		4.92%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during the period shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2015 are 2.71%, 3.07% and 3.82% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated total annual operating expense ratios are 2.52%, 2.88% and 3.63% for Institutional Class, Class A and Class C, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the period from November 12, 2014 through April 30, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Endnotes

1 Please see "Glossary of Indices" on page 5 for a description of indices. Please note that individuals cannot invest directly in any index. The HFRX Equity Hedge Index takes into account fees and expenses of investing since it is based on the underlying hedge funds' net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC (Management) and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2 The date used to calculate Life of Fund performance for the index is November 12, 2014, the inception date of the oldest share class.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

4

Glossary of Indices

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

MSCI All Country World Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE.

5

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2015 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

6

Expense Information as of 4/30/15 (Unaudited)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 11/12/14	Ending Account Value 4/30/15	Expenses Paid During the Period(1) 11/12/14 - 4/30/15	Expense Ratio	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expenses Paid During the Period(2) 11/1/14 - 4/30/15	Expense Ratio
Global Long Short
Institutional Class	$1,000.00	$1,028.00	$10.82	2.29%	$1,000.00	$1,013.44	$11.43	2.29%
Class A	$1,000.00	$1,026.00	$12.50	2.65%	$1,000.00	$1,011.65	$13.22	2.65%
Class C	$1,000.00	$1,022.00	$15.96	3.39%	$1,000.00	$1,007.98	$16.88	3.39%

(1) For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 170/365 (to reflect the period shown of November 12, 2014 (Commencement of Operations) to April 30, 2015).

(2) For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(3) Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

7

Schedule of Investments Neuberger Berman Global Long Short Fund (Unaudited) 4/30/15

TOP TEN EQUITY HOLDINGS LONG POSITIONS (as a % of Net Assets)

		Country	Industry
1	Apple, Inc.	United States	Technology Hardware, Storage & Peripherals	2.2%
2	Nomura Holdings, Inc.	Japan	Capital Markets	1.6%
3	Ingenico Group	France	Electronic Equipment, Instruments & Components	1.5%
4	Mitsubishi UFJ Financial Group, Inc.	Japan	Banks	1.5%
5	ProSiebenSat.1 Media AG	Germany	Media	1.5%
6	CVS Health Corp.	United States	Food & Staples Retailing	1.3%
7	B/E Aerospace, Inc.	United States	Aerospace & Defense	1.3%
8	Sumitomo Mitsui Financial Group, Inc.	Japan	Banks	1.2%
9	Mizuho Financial Group, Inc.	Japan	Banks	1.2%
10	Deutsche Telekom AG	Germany	Diversified Telecommunication Services	1.2%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS (as a % of Net Assets)

		Country	Industry
1	The Swatch Group AG	Switzerland	Textiles, Apparel & Luxury Goods	(1.3)%
2	Philip Morris International, Inc.	United States	Tobacco	(1.3)%
3	Deere & Co.	United States	Machinery	(1.0)%
4	Cie Financiere Richemont SA	Switzerland	Textiles, Apparel & Luxury Goods	(1.0)%
5	Vallourec SA	France	Machinery	(1.0)%
6	Deutsche Lufthansa AG	Germany	Airlines	(0.9)%
7	McDonald's Corp.	United States	Hotels, Restaurants & Leisure	(0.9)%
8	The Coca-Cola Co.	United States	Beverages	(0.9)%
9	Leoni AG	Germany	Auto Components	(0.9)%
10	Wartsila OYJ Abp	Finland	Machinery	(0.8)%
	Number of Shares	Value†
Long Positions (99.3%)
Common Stocks (77.8%)
Belgium (1.6%)
Ackermans &	1,076	$131,503 van Haaren NV
Anheuser-Busch InBev NV	648	78,893	Ø
KBC Groep NV	1,297	85,334	*Ø
		295,730
China (0.6%)
Bank of China Ltd. Class H	65,000	44,538
China Construction Bank Corp. Class H	46,000	44,654
Industrial & Commercial Bank of China Ltd. Class H	52,000	45,108
		134,300
France (8.7%)
Alcatel-Lucent	18,436	64,010	*
Ingenico Group	2,166	271,774
Klepierre	2,543	123,350
LVMH Moet Hennessy Louis Vuitton SE	869	151,959	Ø
Natixis SA	6,016	49,797
	Number of Shares	Value†
Orpea	2,545	$167,645	Ø
Safran SA	1,233	90,092
Sanofi	799	81,331	Ø
Schneider Electric SE	2,519	188,291
SCOR SE	4,012	144,399	Ø
Thales SA	2,329	141,780
Unibail- Rodamco SE	399	110,168
		1,584,596
Germany (10.7%)
Bayer AG	809	116,441	*Ø
Daimler AG	1,781	171,237	Ø
Deutsche Annington Immobilien SE	6,094	204,546
Deutsche Telekom AG	11,737	215,734	Ø
Deutsche Wohnen AG	7,672	201,234
Dialog Semiconductor PLC	3,083	139,009	*Ø
Fresenius Medical Care AG & Co. KGaA	1,084	91,101	Ø
Fresenius SE & Co. KGaA	1,404	83,528	Ø
GEA Group AG	1,655	79,483	Ø
Hella KGaA Hueck & Co.	1,718	79,283	*Ø
	Number of Shares	Value†
KUKA AG	1,600	$113,666	Ø
LEG Immobilien AG	945	73,320	*Ø
ProSiebenSat.1 Media AG	5,161	263,868	Ø
RTL Group SA	1,193	111,845	Ø
		1,944,295
Hong Kong (0.2%)
Hong Kong Exchanges and Clearing Ltd.	1,152	43,915
Israel (0.7%)
Teva Pharmaceutical Industries Ltd. ADR	1,976	119,390	Ø
Italy (2.6%)
Brembo SpA	2,235	89,406	Ø
Buzzi Unicem SpA	7,547	121,470	Ø
Enel SpA	27,381	129,784	Ø
Intesa Sanpaolo SpA	38,453	129,183
		469,843
Japan (11.0%)
Daicel Corp.	6,574	79,257	Ø
Don Quijote Holdings Co. Ltd.	529	40,360
Fuji Heavy Industries Ltd.	5,448	182,181
Isetan Mitsukoshi Holdings Ltd.	7,430	120,215

See Notes to Schedule of Investments

8

Schedule of Investments Neuberger Berman Global Long Short Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Japan Airlines Co. Ltd.	4,000	$133,369
Kirin Holdings Co. Ltd.	5,793	76,677	Ø
Mitsubishi UFJ Financial Group, Inc.	37,152	263,941
Mizuho Financial Group, Inc.	113,200	215,791
Nissin Kogyo Co. Ltd.	3,756	61,908
Nomura Holdings, Inc.	43,596	282,825
NTT DOCOMO, Inc.	4,527	80,184	Ø
Sumitomo Mitsui Financial Group, Inc.	5,030	219,633
Taisei Corp.	14,184	82,166	Ø
Toshiba Plant Systems & Services Corp.	4,900	68,129	Ø
Toyota Motor Corp.	1,270	88,404	Ø
		1,995,040
Netherlands (2.5%)
ASML Holding NV	1,042	112,133
NXP Semiconductors NV	1,811	174,073	*Ø
Wereldhave NV	1,097	70,416
Wolters Kluwer NV	2,677	86,728
		443,350
Sweden (1.8%)
Assa Abloy AB Class B	1,397	81,045	Ø
Autoliv, Inc. SDR	1,432	170,819	Ø
TeliaSonera AB	12,154	75,563	Ø
		327,427
Switzerland (1.0%)
Geberit AG	233	82,522	Ø
Novartis AG	809	82,576	Ø
		165,098
Taiwan (2.1%)
Hermes Microvision, Inc.	2,000	140,636	Ø
Largan Precision Co. Ltd.	1,632	163,536	Ø
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3,382	82,656	Ø
		386,828
United States (34.3%)
Accenture PLC Class A	1,370	126,930
Aetna, Inc.	818	87,420	Ø
	Number of Shares	Value†
Air Products & Chemicals, Inc.	555	$79,604	Ø
Allegion PLC	2,111	129,088	Ø
American Airlines Group, Inc.	3,389	163,638	Ø
AmerisourceBergen Corp.	789	90,183	Ø
Apple, Inc.	3,168	396,475	£
B/E Aerospace, Inc.	4,018	240,236
BlackRock, Inc.	321	116,825	Ø
Brookdale Senior Living, Inc.	3,381	122,494	*Ø
Cardinal Health, Inc.	1,883	158,812	Ø
Cigna Corp.	680	84,755	Ø
Costco Wholesale Corp.	1,096	156,783	Ø
CVS Health Corp.	2,445	242,764	Ø
Delta Air Lines, Inc.	3,388	151,240	Ø
Devon Energy Corp.	1,123	76,600	Ø
EOG Resources, Inc.	737	72,926	Ø
FedEx Corp.	482	81,733	Ø
Fiserv, Inc.	2,678	207,813	*Ø
Humana, Inc.	1,188	196,733	Ø
Invesco Ltd.	2,739	113,449	Ø
Lockheed Martin Corp.	1,015	189,399	Ø
Lowe's Cos., Inc.	3,056	210,436	£
NIKE, Inc. Class B	1,186	117,224
Northrop Grumman Corp.	1,070	164,823	Ø
Pioneer Natural Resources Co.	429	74,123	Ø
Reinsurance Group of America, Inc.	1,323	121,213	Ø
SBA Communications Corp. Class A	667	77,252	*Ø
Sensata Technologies Holding NV	3,016	166,514	*Ø
Service Corp. International	6,815	188,639	Ø
The Allstate Corp.	1,689	117,656	Ø
The Goldman Sachs Group, Inc.	392	76,997	Ø
The Home Depot, Inc.	1,868	199,839	Ø
The PNC Financial Services Group, Inc.	1,290	118,331	Ø
The Sherwin-Williams Co.	461	128,158	Ø
The Walt Disney Co.	1,961	213,200	Ø
T-Mobile US, Inc.	2,621	89,219	*Ø
United Continental Holdings, Inc.	2,661	158,968	*Ø
United Rentals, Inc.	1,276	123,236	*Ø
United Technologies Corp.	1,660	188,825	Ø
UnitedHealth Group, Inc.	1,081	120,423	Ø
	Number of Shares	Value†
Wabtec Corp.	1,281	$120,478	Ø
Wells Fargo & Co.	1,398	77,030	Ø
Yahoo!, Inc.	1,531	65,167	*£
		6,203,651
Total Common Stocks (Cost $13,484,666)		14,113,463
Participatory Notes (1.7%)
India (1.7%)
Glenmark Pharmaceuticals Ltd., (issuer J.P. Morgan Structured Products), Expiration Date 9/23/2016	6,000	83,938	*
Sun Pharmaceutical Industries Ltd., (issuer J.P. Morgan Structured Products), Expiration Date 4/3/2018	10,454	154,223	*
Tata Motors Ltd., (issuer J.P. Morgan Structured Products), Expiration Date 6/8/2017	8,661	69,169	*
Total Participatory Notes (Cost $298,848)		307,330
	Number of Contracts
Purchased Options (0.5%)
Call Options (0.0%)
Energy Select Sector SPDR Fund, Call, Jun 2015 @ 85	60	7,320
Put Options (0.5%)
EURO STOXX 50 Index, Put, May 2015 @ 3600	106	87,362
Philadelphia Stock Exchange Semiconductor Index, Put, May 2015 @ 665	25	6,250
		93,612
Total Purchased Options (Cost $57,536)		100,932

See Notes to Schedule of Investments

9

Schedule of Investments Neuberger Berman Global Long Short Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Short-Term Investment (19.3%)
Morgan Stanley Treasury Fund, 0.03%, due 12/31/49 (Cost $3,503,608)	3,503,608	$3,503,608	Ø
Total Long Positions (99.3%) (Cost $17,344,658)		18,025,333	##
Cash, receivables and other assets, less liabilities (19.8%)		3,597,173	±†††Ø
Short Positions (see summary below) ((19.1)%)		(3,476,105)
Total Net Assets (100.0%)		$18,146,401
Short Positions ((19.1)%)
Common Stocks Sold Short (19.1%)£ØØ
Australia (0.3%)
Woolworths Ltd.	(2,540)	(58,973)
Finland (1.7%)
Metso OYJ	(5,327)	(151,428)
Wartsila OYJ Abp	(3,350)	(153,698)
		(305,126)
France (1.5%)
Cie Generale des Etablissements Michelin	(829)	(92,447)
Vallourec SA	(7,373)	(173,862)
		(266,309)
Germany (2.3%)
BASF SE	(861)	(85,539)
Deutsche Lufthansa AG	(11,934)	(164,590	)*
Leoni AG	(2,414)	(154,594)
		(404,723)
Luxembourg (0.2%)
ArcelorMittal	(4,386)	(46,673)
Sweden (1.4%)
Alfa Laval AB	(6,794)	(126,816)
Sandvik AB	(9,921)	(125,392)
		(252,208)
Switzerland (2.2%)
Cie Financiere Richemont SA	(1,981)	(176,572)
The Swatch Group AG	(514)	(229,787)
		(406,359)
	Number of Shares	Value†
United States (9.5%)
Bed Bath & Beyond, Inc.	(1,513)	$(106,606)*
Consolidated Edison, Inc.	(2,075)	(127,716)
Deere & Co.	(2,087)	(188,915)
General Mills, Inc.	(2,268)	(125,511)
Kellogg Co.	(1,320)	(83,596)
McDonald's Corp.	(1,690)	(163,169)
Microsoft Corp.	(2,013)	(97,912)
Monsanto Co.	(1,013)	(115,441)
Owens-Illinois, Inc.	(5,862)	(140,160)*
Philip Morris International, Inc.	(2,724)	(227,372)
Praxair, Inc.	(592)	(72,183)
The Coca-Cola Co.	(3,864)	(156,724)
Tyson Foods, Inc. Class A	(3,302)	(130,429)
		(1,735,734)
Total Common Stocks Sold Short (Proceeds $(3,483,243))		(3,476,105)
Total Short Positions (Proceeds $(3,483,243))		(3,476,105)

See Notes to Schedule of Investments

10

LONG POSITIONS BY INDUSTRY GLOBAL LONG SHORT FUND

Industry	Investments at Value†	Percentage of Net Assets
Banks	$1,293,340	7.1%
Health Care Providers & Services	1,203,094	6.6%
Aerospace & Defense	1,015,155	5.6%
Media	675,641	3.7%
Semiconductors & Semiconductor Equipment	648,507	3.6%
Pharmaceuticals	637,899	3.5%
Airlines	607,215	3.3%
Capital Markets	590,096	3.3%
Automobiles	510,991	2.8%
Real Estate Management & Development	479,100	2.6%
Electronic Equipment, Instruments & Components	435,310	2.4%
Specialty Retail	410,275	2.3%
Auto Components	401,416	2.2%
Food & Staples Retailing	399,547	2.2%
Technology Hardware, Storage & Peripherals	396,475	2.2%
Insurance	383,268	2.1%
Electrical Equipment	354,805	2.0%
IT Services	334,743	1.8%
Machinery	313,627	1.7%
Real Estate Investment Trusts	303,934	1.7%
Building Products	292,655	1.6%
Diversified Telecommunication Services	291,297	1.6%
Chemicals	287,019	1.6%
Textiles, Apparel & Luxury Goods	269,183	1.5%
Wireless Telecommunication Services	246,655	1.4%
Oil, Gas & Consumable Fuels	223,649	1.2%
Diversified Consumer Services	188,639	1.0%
Diversified Financial Services	175,418	1.0%
Multiline Retail	160,575	0.9%
Beverages	155,570	0.9%
Construction & Engineering	150,295	0.8%
Electric Utilities	129,784	0.7%
Trading Companies & Distributors	123,236	0.7%
Construction Materials	121,470	0.7%
Air Freight & Logistics	81,733	0.4%
Internet Software & Services	65,167	0.4%
Communications Equipment	64,010	0.4%
Purchased Options	100,932	0.5%
Short-Term Investments and Other Assets—Net	7,100,781	39.1%
Short Positions (see summary on next page)	(3,476,105)	(19.1)%
	$18,146,401	100.0%

See Notes to Schedule of Investments

11

SHORT POSITIONS BY INDUSTRY GLOBAL LONG SHORT FUND

Industry	Investments at Value†	Percentage of Net Assets
Machinery	$(920,111)	(5.1)%
Textiles, Apparel & Luxury Goods	(406,359)	(2.2)%
Food Products	(339,536)	(1.9)%
Chemicals	(273,163)	(1.5)%
Auto Components	(247,041)	(1.4)%
Tobacco	(227,372)	(1.2)%
Airlines	(164,590)	(0.9)%
Hotels, Restaurants & Leisure	(163,169)	(0.9)%
Beverages	(156,724)	(0.9)%
Containers & Packaging	(140,160)	(0.8)%
Multi-Utilities	(127,716)	(0.7)%
Specialty Retail	(106,606)	(0.6)%
Software	(97,912)	(0.5)%
Food & Staples Retailing	(58,973)	(0.3)%
Metals & Mining	(46,673)	(0.2)%
Total Common Stock Sold Short	$(3,476,105)	(19.1)%

See Notes to Schedule of Investments

12

Notes to Schedule of Investments Global Long Short Fund (Unaudited)

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements" ("ASC 820"), all investments held by Neuberger Berman Global Long Short Fund (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments (long and short positions) in equity securities, purchased option contracts and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of financial futures contracts ("financial futures") is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from an independent pricing service based on actual traded currency rates on an independent pricing service's network, along with other traded and quoted currency rates provided to the pricing service by leading market participants (Level 2 inputs).

The value of equity swap contracts ("equity swaps") is determined by Management by obtaining valuations from an independent pricing service using the underlying security and stated LIBOR rate or Federal Funds floating rate (Level 2 inputs).

The value of participatory notes is determined by Management by obtaining valuations from an independent pricing service based on the underlying equity security and applicable exchange rate.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

See Notes to Financial Statements

13

Notes to Schedule of Investments Global Long Short Fund (Unaudited) (cont'd)

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

14

Notes to Schedule of Investments Global Long Short Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of April 30, 2015:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^
Belgium	$—	$295,730	$—	$295,730
China	—	134,300	—	134,300
France	—	1,584,596	—	1,584,596
Germany	—	1,944,295	—	1,944,295
Hong Kong	—	43,915	—	43,915
Italy	—	469,843	—	469,843
Japan	—	1,995,040	—	1,995,040
Netherlands	174,073	269,277	—	443,350
Sweden	—	327,427	—	327,427
Switzerland	—	165,098	—	165,098
Taiwan	82,656	304,172	—	386,828
Other Common Stocksß	6,323,041	—	—	6,323,041
Total Common Stocks	6,579,770	7,533,693	—	14,113,463
Participatory Notes^	—	307,330	—	307,330
Purchased Options	100,932	—	—	100,932
Short-Term Investments	—	3,503,608	—	3,503,608
Total Long Positions	$6,680,702	$11,344,631	$—	$18,025,333

^ The Schedule of Investments (or Long Positions by Industry and Short Positions by Industry) provides information on the industry categorization for the portfolio.

ß Represents a geographic location where all securities were Level 1 securities. Please refer to the Schedule of Investments for additional information.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of April 30, 2015:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized appreciation)	$—	$53,920	$—	$53,920
Equity swaps (unrealized appreciation)	—	113,935	—	113,935
Total	$—	$167,855	$—	$167,855

See Notes to Financial Statements

15

Notes to Schedule of Investments Global Long Short Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of April 30, 2015:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short^
Australia	$—	$(58,973)	$—	$(58,973)
Finland	—	(305,126)	—	(305,126)
France	—	(266,309)	—	(266,309)
Germany	—	(404,723)	—	(404,723)
Luxembourg	—	(46,673)	—	(46,673)
Sweden	—	(252,208)	—	(252,208)
Switzerland	—	(406,359)	—	(406,359)
Other Common Stocks Sold Shortß	(1,735,734)	—	—	(1,735,734)
Total Common Stocks Sold Short	(1,735,734)	(1,740,371)	—	(3,476,105)
Total Short Positions	$(1,735,734)	$(1,740,371)	$—	$(3,476,105)

^ The Schedule of Investments (or Long Positions by Industry and Short Positions by Industry) provides information on the industry categorization for the portfolio.

ß Represents a geographic location where all securities were Level 1 securities. Please refer to the Schedule of Investments for additional information.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of April 30, 2015:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized depreciation)	$—	$(119,226)	$—	$(119,226)
Financial futures (unrealized depreciation)	—	(19,476)	—	(19,476)
Options written	(35,138)	—	—	(35,138)
Total	$(35,138)	$(138,702)	$—	$(173,840)

As of the period ending April 30, 2015, the Fund had no transfers between Levels 1, 2 or 3.

## At April 30, 2015, the cost of investments for U.S. federal income tax basis was $17,344,658. Gross unrealized appreciation of investments was $877,644 and gross unrealized depreciation of investments was $196,969, resulting in net unrealized appreciation of $680,675 based on cost for U.S. federal income tax purposes.

* Security did not produce income during the last twelve months.

± At April 30, 2015, Global Long Short had outstanding put options written as follows:

Name of Issuer	Contracts	Exercise Price		Expiration Date	Market Value of Options
EURO STOXX 50 Index, Put	106	EUR	3,425	May 2015	$(24,638)
Philadelphia Stock Exchange Semiconductor Index, Put	25		$650	May 2015	(10,500)
				Total	$(35,138)

See Notes to Financial Statements

16

Notes to Schedule of Investments Global Long Short Fund (Unaudited) (cont'd)

£ All or a portion of this security has been pledged as collateral. At April 30, 2015, the Fund had pledged securities in the amount of $672,078 to cover collateral requirements for borrowing in connection with securities sold short and option contracts written.

Ø All or a portion of this security or cash is segregated in connection with obligations for securities sold short and/or call and put options written and/or forward contracts and/or swaps and/or financial futures.

ØØ At April 30, 2015, the Fund had deposited $3,486,558 in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

††† See Note A-13 in the Notes to Financial Statements for the Fund's open positions in derivatives at April 30, 2015.

See Notes to Financial Statements

17

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Alternative Funds

GLOBAL LONG SHORT FUND
April 30, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$18,025,333
Cash	184,268
Cash collateral segregated for short sales (Note A-11)	3,486,558
Dividends and interest receivable	30,276
Foreign tax reclaims	1,955
Receivable from administrator—net (Note B)	133,976
Open swap contracts, at value (Note A-13)	113,935
Receivable for variation margin (Note A-13)	41,639
Receivable for open forward foreign currency contracts (Note A-13)	53,920
Prepaid expenses and other assets	69,831
Total Assets	22,141,691
Liabilities
Investments sold short, at value** (Note A)	3,476,105
Options contracts written, at value*** (Note A)	35,138
Due to Custodian	45,464
Dividends and interest payable for short sales	3,541
Payable to investment manager—(Note B)	18,246
Payable for securities purchased	189,673
Payable for open forward foreign currency contracts (Note A-13)	119,226
Accrued expenses and other payables	107,897
Total Liabilities	3,995,290
Net Assets	$18,146,401
Net Assets consist of:
Paid-in capital	$17,753,250
Undistributed net investment income (loss)	(76,106)
Accumulated net realized gains (losses) on investments	(235,187)
Net unrealized appreciation (depreciation) in value of investments	704,444
Net Assets	$18,146,401

See Notes to Financial Statements

18

Statement of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)

GLOBAL LONG SHORT FUND
April 30, 2015
Net Assets
Institutional Class	$17,038,318
Class A	596,996
Class C	511,087
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	1,658,269
Class A	58,201
Class C	50,000
Net Asset Value, offering and redemption price per share
Institutional Class	$10.27
Net Asset Value and redemption price per share
Class A	$10.26
Offering Price per share
Class A‡	$10.88
Net Asset Value and offering price per share
Class C^	$10.22
*Cost of Investments:
Unaffiliated issuers	$17,344,658
Total cost of foreign currency	$(45,449)
**Proceeds from investments sold short	$3,483,243
***Premium received from option contracts written	$22,828

‡ On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

19

Statement of Operations (Unaudited)

Neuberger Berman Alternative Funds

GLOBAL LONG SHORT FUND
For the Period from November 12, 2014 (Commencement of Operations) to April 30, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$113,247
Interest income—unaffiliated issuers	408
Foreign taxes withheld (Note A-6)	(13,286)
Total income	$100,369
Expenses:
Investment management fees (Note B)	94,373
Administration fees (Note B)	4,530
Administration fees (Note B):
Institutional Class	6,355
Class A	504
Class C	474
Distribution fees (Note B):
Class A	630
Class C	2,372
Shareholder servicing agent fees:
Institutional Class	924
Class A	789
Class C	785
Organization expense (Note A-8)	334,314
Audit fees	13,687
Custodian and accounting fees (Note A)	44,373
Legal fees	48,023
Registration and filing fees	21,371
Shareholder reports	9,605
Trustees' fees and expenses	15,833
Short sales expense (Note A-11)	7,489
Dividend expense on securities sold short (Note A-11)	27,020
Miscellaneous	4,618
Total expenses	638,069
Expenses reimbursed by Management (Note B)	(461,594)
Total net expenses	176,475
Net investment income (loss)	$(76,106)

See Notes to Financial Statements

20

Statement of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)

GLOBAL LONG SHORT FUND
For the Period from November 12, 2014 (Commencement of Operations) to April 30, 2015
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	$(132,253)
Sales of investment securities of unaffiliated issuers sold short	(232,794)
Forward foreign currency contracts	259,392
Foreign currency	(36,814)
Financial futures contracts	(122,565)
Option contracts written	23,073
Swap contracts	6,774
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	680,675
Unaffiliated investment securities sold short	7,138
Forward foreign currency contracts	(65,306)
Foreign currency	(212)
Financial futures contracts	(19,476)
Option contracts written	(12,310)
Swap contracts	113,935
Net gain (loss) on investments	469,257
Net increase (decrease) in net assets resulting from operations	$393,151

See Notes to Financial Statements

21

Statement of Changes in Net Assets (Unaudited)

Neuberger Berman Alternative Funds

GLOBAL LONG SHORT FUND
Period from November 12, 2014 (Commencement of Operations) to April 30, 2015
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(76,106)
Net realized gain (loss) on investments	(235,187)
Change in net unrealized appreciation (depreciation) of investments	704,444
Net increase (decrease) in net assets resulting from operations	393,151
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	16,668,550
Class A	584,700
Class C	500,000
Net increase (decrease) from Fund share transactions	17,753,250
Net Increase (Decrease) in Net Assets	18,146,401
Net Assets:
Beginning of period	—
End of period	$18,146,401
Undistributed net investment income (loss) at end of period	(76,106)

See Notes to Financial Statements

22

Notes to Financial Statements Global Long Short Fund (Unaudited)

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Global Long Short (the "Fund") is a separate operating series of the Trust, and is diversified. The Fund had no operations until November 12, 2014, other than matters relating to its organization and registration of shares under the 1933 Act. The Fund offers Institutional Class shares, Class A shares and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of the Fund belong only to that Fund, and the liabilities of the Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Fund's Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the intention of the Fund to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

23

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. As of April 30, 2015, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains.

6 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

8 Organization expenses: Costs incurred by the Fund in connection with its organization, which amounted to $334,314, and are reflected in "Organization expense" in the Statement of Operations, have been expensed as incurred.

9 Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11 Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in "Cash collateral segregated for short sales" on the Statement of Assets and Liabilities. The

24

Fund is required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in an amount at least equal to the current market value of the securities sold short (less any additional collateral held by the lender). The Fund is contractually responsible to the lender for any dividends and interest payable on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Fund and are excluded from the contractual expense limitation. At April 30, 2015, the Fund had pledged cash in the amount of $3,486,558 to Bank of America N.A., as collateral for short sales. At April 30, 2015, the Fund had pledged securities in the amount of $672,078 to cover collateral requirements for borrowing in connection with securities sold short.

12 Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

13 Derivative instruments: During the period ended April 30, 2015, the Fund's use of derivatives, as described below, was limited to financial futures, equity swaps, forward contracts and purchased and written option transactions. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Financial futures contracts: During the period ended April 30, 2015, the Fund used financial futures to enhance returns, to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities and to hedge risk. At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin" to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

25

At April 30, 2015, open positions in financial futures contracts were:

Expiration	Open Contracts		Position	Unrealized Appreciation (Depreciation)
May 2015	13 FTSE China 50 Index		Long	$(1,365)
May 2015	3	H-Shares Index	Long	(3,532)
June 2015	27 EURO STOXX 50 Index		Short	(9,143)
June 2015	4	FTSE 100 Index	Short	(4,634)
June 2015	25 S&P 500 E-Mini Index		Short	(802)
Total				$(19,476)

During the period ended April 30, 2015, the average notional value of financial futures contracts was $330,575 for long positions and $(1,265,220) for short positions.

Equity swap contracts: During the period ended April 30, 2015, the Fund used equity swaps to enhance returns, to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities and to hedge risk. Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate on another equity security or basket of securities during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that the adviser or subadviser, as applicable, does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may exceed the related amounts shown in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

At April 30, 2015, the outstanding equity swaps* for the Fund were as follows:

Counterparty	Description	Value
J.P. Morgan Chase Bank, N.A.	The Fund receives or pays the total return on long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	$113,935

* The following table represents the individual long and short positions and related values of the equity swaps as of April 30, 2015.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
France
Cap Gemini SA	1,523	$121,047	$14,906
Germany
Dialog Semiconductor PLC	913	41,236	344
Ireland
CRH PLC	6,301	152,800	24,102
Shire PLC	2,231	149,471	33,231
			57,333

26

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Japan
Don Quijote Holdings Co., Ltd.	1,566	$125,781	$(6,167)
NTT Data Corp.	2,964	128,036	5,518
			(649)
Sweden
Assa Abloy AB	716	41,389	274
United Kingdom
Ashtead Group PLC	4,919	80,497	4,523
British American Tobacco PLC	1,421	77,034	1,327
Croda International PLC	5,006	197,384	20,464
Derwent London PLC	1,653	80,970	6,315
Imperial Tobacco Group PLC	1,790	78,745	8,960
ITV PLC	38,100	135,522	12,792
Land Securities Group PLC	4,143	79,929	(499)
			53,882
Total Long Positions of Equity Swaps			126,090
Short Positions
Australia
Woolworths Ltd.	(1,911)	(43,168)	(1,413)
Europe
STOXX Europe 600 Food & Beverage	(242)	(172,673)	3,317
STOXX Europe 600 Utilities	(747)	(269,912)	(4,366)
			(1,049)
United Kingdom
GKN PLC	(20,059)	(109,591)	1,424
Smiths Group PLC	(7,235)	(118,777)	(8,384)
			(6,960)
Total Short Positions of Equity Swaps			(9,422)
Total Long and Short Positions of Equity Swaps			116,668
Financing Costs and Other Payables			(2,733)
Equity Swaps, at Value			$113,935

(a) Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.

(b) For the period ended April 30, 2015, the average notional value of equity swaps was $1,540,649 for long positions and $(659,655) for short positions, respectively.

Forward foreign currency contracts: During the period ended April 30, 2015, the Fund used forward contracts to enhance returns, to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities and to hedge risk.

27

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original forward contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

At April 30, 2015, open forward contracts for the Fund were as follows:

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Euro	Bank of America N.A.	2,000,000	$2,195,184	05/07/15	$50,597
Japanese Yen	Bank of America N.A.	120,000,000	1,006,963	05/07/15	(1,919)
Total					$48,678
Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Euro	Bank of America N.A.	2,000,000	$2,136,202	05/07/15	$(109,579)
Indian Rupee	Bank of America N.A.	13,047,000	208,518	05/07/15	3,323
Japanese Yen	Bank of America N.A.	120,000,000	997,316	05/07/15	(7,728)
Total					$(113,984)

For the period ended April 30, 2015, the Fund's investments in forward contracts had an average value of $8,257,250.

Options: Premiums received by the Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding options are held in escrow by the custodian bank.

Written option transactions were used to enhance returns, to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities and to hedge

28

risk for the Fund for the period ended April 30, 2015. Written option transactions for the Fund for the period ended April 30, 2015 were as follows:

	Number of Contracts	Premium Received
Outstanding 11/12/14*	—	$—
Options written	211	45,900
Options closed	(80)	(23,072)
Options exercised	—	—
Options expired	—	—
Outstanding at 4/30/15	131	$22,828

* The Fund commenced operations on November 12, 2014.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the Assets section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expires, the Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Purchased option transactions were used to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities and to hedge risk for the period ended April 30, 2015.

For the period ended April 30, 2015, the Fund had an average market value of $25,835 in purchased options and $(12,438) in written options.

At April 30, 2015 the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Currency Risk	Equity Risk	Total
Equity swaps	Open swap contacts, at value	$—	$113,935	$113,935
Forward contracts	Receivable for open forward foreign currency contracts	53,920	—	53,920
Option contracts purchased	Investments in securities, at value	—	100,932	100,932
Total Value—Assets		$53,920	$214,867	$268,787

29

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Currency Risk	Equity Risk	Total
Financial futures	Receivable/Payable for variation margin(1)	$—	$(19,476)	$(19,476)
Forward contracts	Payable for open forward foreign currency contracts	(119,226)	—	(119,226)
Option contracts written	Option contracts written, at value	—	(35,138)	(35,138)
Total Value—Liabilities		$(119,226)	$(54,614)	$(173,840)

(1) "Financial futures" reflects the cumulative appreciation (depreciation) of financial futures as of April 30, 2015, which is reflected in the Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of April 30, 2015, if any, is reflected in the Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

The impact of the use of these derivative instruments on the Statement of Operations during the period ended April 30, 2015, was as follows:

Realized Gain (Loss)

Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Net realized gain (loss) on: Forward foreign currency contracts	$259,392	$—	$259,392
Financial futures	Net realized gain (loss) on: Financial futures contracts	—	(122,565)	(122,565)
Option contracts written	Net realized gain (loss) on: Options written	—	23,073	23,073
Option contracts purchased	Net realized gain (loss) on: Sales of investment securities of unaffiliated issuers	—	(76,514)	(76,514)
Swap contracts	Net realized gain (loss) on: Swap contracts	—	6,774	6,774
Total Realized Gain (Loss)		$259,392	$(169,232)	$90,160

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Change in Appreciation (Depreciation)

Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: Forward foreign currency contracts	$(65,306)	$—	$(65,306)
Financial futures	Change in net unrealized appreciation (depreciation) in value of: Financial futures contracts	—	(19,476)	(19,476)
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: Options contracts written	—	(12,310)	(12,310)
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: Unaffiliated investment securities	—	43,396	43,396
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: Swap contracts	—	113,935	113,935
Total Change in Appreciation (Depreciation)		$(65,306)	$125,545	$60,239

The Fund discloses both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's derivative assets and liabilities at fair value by type are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of April 30, 2015.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Equity swaps	$113,935	$—	$113,935
Forward Contracts	53,920	—	53,920
Total	$167,855	$—	$167,855

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
J.P. Morgan Chase Bank N.A.	$113,935	$—	$—	$113,935
Bank of America N.A.	53,920	(53,920)	—	—
Total	$167,855	$(53,920)	$—	$113,935

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Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Forward Contracts	$(119,226)	$—	$(119,226)
Total	$(119,226)	$—	$(119,226)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(c)
Bank of America N.A.	$(119,226)	$53,920	$—	$(65,306)

(a) Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets ( or liabilities) in the tables presented above, for each respective counterparty.

(b) Net amount represents amounts subject to loss as of April 30, 2015, in the event of a counterparty failure.

(c) Net Amount represents amounts under-collateralized by the Fund to each counterparty as of April 30, 2015.

14 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15 Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 1.250% of the first $250 million of the Fund's average daily net assets, 1.225% of the next $250 million, 1.200% of the next $250 million, 1.175% of the next $250 million, 1.150% of the next $500 million, 1.125% of the next $2.5 billion, and 1.100% of average daily net assets in excess of $4 billion. Accordingly, for the period ended April 30, 2015, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, and Class A and Class C pay Management an administration fee at the annual rate of 0.20% of its daily net assets under this agreement. Additionally, Management retains J.P. Morgan Chase Bank, N.A. ("JPM") as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under this agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of the Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any; and, consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously

32

reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the period ended April 30, 2015, there was no repayment to Management under its contractual expense limitation. At April 30, 2015, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Period Ending, October 31,
			2015
			Subject to Repayment until October 31,
	Contractual Expense Limitation(1)	Expiration	2018
Institutional Class	1.80%	10/31/18	$430,267 (2)
Class A	2.16%	10/31/18	16,042 (2)
Class C	2.91%	10/31/18	15,285 (2)

(1) Expense limitation per annum of the respective class' average daily net assets.

(2) Period from November 12, 2014 (Commencement of Operations) to April 30, 2015.

Neuberger Berman LLC ("Neuberger"), as the sub-adviser to the Fund, is retained by Management to furnish it with investment recommendations, research information and related services without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of the Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the period ended April 30, 2015, Management, acting as underwriter and broker-dealer, did not receive any net initial sales charges from the purchase of Class A shares or CDSCs from the redemption of Class A and Class C shares.

33

Note C—Securities Transactions:

During the period ended April 30, 2015, there were purchase and sale transactions of long-term securities (excluding equity swaps, forward contracts, financial futures and option contracts) as follows:

Purchases	Securities Sold Short	Sales	Covers on Securities Sold Short
$19,164,074	$7,265,827	$5,321,909	$4,015,370

During the period ended April 30, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the period ended April 30, 2015 was as follows:

	For the Period Ended April 30, 2015
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Institutional Class(1)	1,658,269	—	—	1,658,269
Class A(1)	58,201	—	—	58,201
Class C(1)	50,000	—	—	50,000

(1) Period from November 12, 2014 (Commencement of Operations) to April 30, 2015.

Other: At April 30, 2015, there was an affiliated investor owning 84.9% of the Fund's outstanding shares.

Note E—Line of Credit:

At April 30, 2015, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Under the terms of the Credit Facility, the Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at April 30, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through April 30, 2015, the Fund did not utilize this line of credit. The Credit Facility replaced the State Street Bank and Trust Company's ("State Street") lines of credit referred to below.

During the reporting period, prior to the commencement of the Credit Facility, and on January 9, 2015, the Fund was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended April 30, 2015, the Fund did not utilize either line of credit with State Street.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

34

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% per share are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Institutional Class
Period from 11/12/14^ to 4/30/15	$10.00	$(0.05)	$0.32	$0.27	$—	$—	$—	$—	$10.27
Class A
Period from 11/12/14^ to 4/30/15	$10.00	$(0.06)	$0.32	$0.26	$—	$—	$—	$—	$10.26
Class C
Period from 11/12/14^ to 4/30/15	$10.00	$(0.10)	$0.32	$0.22	$—	$—	$—	$—	$10.22

See Notes to Financial Highlights

35

	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and Interest expense relating to short sales)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Institutional Class
Period from 11/12/14^ to 4/30/15	2.80	%**	$17.0	6.02	%*‡	5.56	%*‡	2.29	%*‡	1.83	%*‡	(0.96	)%*‡	81	%**	42	%**
Class A
Period from 11/12/14^ to 4/30/15	2.60	%**	$0.6	6.67	%*‡	6.21	%*‡	2.65	%*‡	2.19	%*‡	(1.31	)%*‡	81	%**	42	%**
Class C
Period from 11/12/14^ to 4/30/15	2.20	%**	$0.5	7.43	%*‡	6.99	%*‡	3.39	%*‡	2.94	%*‡	(2.10	)%*‡	81	%**	42	%**

36

Notes to Financial Highlights

@ Calculated based on the average number of shares outstanding during the fiscal period.

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during the fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

^ The date investment operations commenced.

** Not annualized.

* Annualized.

‡ Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

37

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

J.P. Morgan Chase Bank, N.A.
One Beacon Street
Boston, MA 02108

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A and Class C Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

38

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge upon request, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

39

Neuberger Berman Global Long Short Fund: Initial Consideration of the Management and Subadvisory Agreements

At a meeting held on December 10-11, 2013, the Board of the Trust, including the Independent Fund Trustees, evaluated and approved the management agreement with Management (the "Management Agreement") and the sub-advisory agreement between Management and Neuberger (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") with respect to Neuberger Berman Global Long Short Fund (the "Fund"). The Independent Fund Trustees were advised by Independent Counsel.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund.

In connection with its deliberations, the Board also considered the broad range of information relevant to the contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the contract review, such as compliance matters.

The Independent Fund Trustees receive from Independent Counsel a memorandum, at least annually, discussing the legal standards for their consideration of the Agreements. During the course of their deliberations regarding the contract review, the Independent Fund Trustees met with Independent Counsel together with and separately from representatives of Management and Neuberger.

In connection with its approval of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the expected costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board, and the Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who would perform services for the Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board also considered that Management's responsibilities will include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger as no significant compliance problems were reported to the Board with respect to any of them. The Board also considered the general structure of the portfolio manager compensation program and whether this structure would provide appropriate incentives to act in the best interests of the Funds. In addition, the Board considered the scope and depth of the compliance programs of Management and Neuberger. The Board also considered the manner in which Management addressed various non-routine matters that have arisen from to time to time, some of them a result of developments in the broader fund industry or the regulations governing it.

40

With respect to the overall fairness of the Agreements, the Board considered the fee structure proposed for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management and Neuberger or their affiliates from their relationship with the Fund. The Board reviewed a comparison of the Fund's proposed management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board considered that the total expense ratio, net of the contractual limit on expenses, for each class was above the median total expense ratio of the peer group. The Board considered whether specific portfolio management or administration needs contributed to the size of the management fee. In addition, the Board considered the proposed contractual limit on expenses of each class of the Fund. The Board also noted the breakpoints built into the management fee to account for possible economies of scale, but noted that it may be too soon to evaluate the economies at the start-up phase of a fund. The Board also considered the express global mandate of the Fund, as compared to that of Neuberger Berman Long Short Fund. The Board noted that "other expenses," as a component of the total expense ratio, were expected to be relatively high in part because of the costs of global custody. The Board concluded that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent and quality of services expected to be provided; and that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the Board's ongoing regular review of performance and operations of other funds advised by Management and Neuberger, in addition to material prepared specifically for the most recent annual review of the agreements applicable to such other funds.

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Investment manager: Neuberger Berman Management LLC

Sub-adviser: Neuberger Berman LLC

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

Q0145 06/15

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares

Risk Balanced Commodity Strategy Fund

Semi-Annual Report

April 30, 2015

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	6
CONSOLIDATED SCHEDULE OF INVESTMENTS	8
CONSOLIDATED FINANCIAL STATEMENTS	15
CONSOLIDATED FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA	27
Directory	30
Proxy Voting Policies and Procedures	31
Quarterly Portfolio Schedule	31

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.  ©2015 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for Neuberger Berman Risk Balanced Commodity Strategy Fund. The report includes a portfolio commentary, a listing of the Fund's investments and its unaudited financial statements for the six months ended April 30, 2015. The Fund seeks to generate returns that are not highly correlated with other major asset classes and that may improve the overall risk-reward profile of an investment portfolio.

It proved to be a challenging environment for most commodities during the reporting period. Among the six segments of the commodity market in which the Fund invests—energy, agriculture, precious metals, industrial metals, softs and livestock—five produced poor performance. Garnering the most headlines was the steep decline in the price of oil. The energy renaissance in the U.S., coupled with weaker global demand, caused the sector to fall sharply. Moderating growth in China had implications for several commodities, particularly industrial metals. Elsewhere, the strengthening U.S. dollar negatively impacted exports for domestic agriculture producers, while the weakening Brazilian real dragged down coffee and sugar prices.

Looking ahead, we believe there are signs of potential stabilization in several commodity sectors. Rig counts in the U.S. are down sharply given lower oil prices. Less supply, along with the potential for improving demand, could help put a floor on oil prices. Continued accommodative monetary policy in some international markets could also be beneficial for global growth and supportive for certain commodities. We are less optimistic for agriculture as, in our opinion, the potential for another bumper crop in the U.S. and the stronger U.S. dollar could prove to be headwinds for the sector.

We note that volatility in most commodity markets has moved higher in recent weeks and months. We believe this presents an opportunity for an actively managed commodities strategy such as ours, where positioning is partially determined by changes in our view of the relative riskiness of individual commodities. Finally, we continue to believe that commodities remain an important long-term investment opportunity and a way for investors to more thoroughly diversify their portfolios.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Risk Balanced Commodity Strategy Fund Commentary (Unaudited)

Neuberger Berman Risk Balanced Commodity Strategy Fund1 Class A at NAV generated a total return of –12.73% for the six months ended April 30, 2015 and underperformed its benchmark, the Bloomberg Commodity Index, which posted a –11.87% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall commodity market generated weak results during the six-month period. While oil prices rallied off their lows from earlier in the year, it was not enough to overcome their earlier decline. The energy sector fell roughly 30% for the period. Weak performance was also evident in the industrial metals sector, as it was dragged down by signs of moderating growth in China and falling demand. The livestock, agriculture and softs sectors also posted negative returns. Elsewhere, the precious metals sector produced a modest gain during the period, as the prices of some metals, such as gold and silver, were fairly resilient.

The Fund's Dynamic Core strategy selects weights by focusing on risk, liquidity and yield. The Fund's underperformance relative to the index was largely due to its positioning in the agriculture and energy sectors. In agriculture, an underweight to corn was not rewarded. Within the energy sector, the Fund's overweight to Brent Crude was negative for results given its overall sharp decline. On the upside, the Fund's underweight to natural gas was beneficial. Out-of-index allocations to lead and cocoa were also additive to relative performance.

The Fund's Tactical Strategy actively manages the Dynamic Core exposures by taking advantage of short- to medium-term opportunities based on factors including macroeconomics, supply/demand, the pricing relationships between commodities and the shape of the futures curve. The Fund's tactical positioning detracted from performance during the reporting period. In particular, tactical tilts to lean hogs and nickel, along with an underweight to heating oil, were headwinds to performance.

The Fund's use of commodity futures detracted from performance.

Looking ahead, we believe there will continue to be volatility in a number of commodity markets. This could be most pronounced in those sectors seen regularly in the headlines, such as energy and metals. However, from a longer-term perspective, we think that the commodities market may find itself on some firmer ground, which could potentially support higher prices as the year progresses. In the energy sector, much has been made of the excess of supply over demand. While this continues to weigh on prices, potential decreases in U.S. production, coupled with stronger global demand as a result of lower prices, may cause oil prices to further stabilize. In industrial metals, we believe China will likely continue to be the dominant driver of returns. Recent monetary policy action by the People's Bank of China, along with the government's intention to increase investment in infrastructure projects, may support the sector. In the precious metals sector, we believe the prospect of higher U.S. interest rates may be a dampening factor for gold prices, although the downside may be mitigated by reductions in supply likely to occur if gold drops through key price levels. Finally, we remain wary of the agricultural sector as these commodities continue to grapple with multi-year highs in inventories, the potential of another strong harvest in 2015, and potentially lower global demand given the stronger U.S. dollar.

Sincerely,

WAI LEE, HAKAN KAYA, THOMAS SONTAG AND RICHARD GRAU*
PORTFOLIO CO-MANAGERS

* As previously disclosed, effective June 30, 2015, Richard Grau will no longer manage the portfolio.

1 Much of the Fund's investment exposure is accomplished through the use of derivatives which may not require the Fund to deposit the full notional amount of the investment with its counterparties, such as a futures commission merchant. The Fund's resulting cash balances are invested in a variety of conservative fixed income securities.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

2

Risk Balanced Commodity Strategy Fund

TICKER SYMBOLS

Institutional Class	NRBIX
Class A	NRBAX
Class C	NRBCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Investments)
Asset-Backed Securities	16.0%
Certificates of Deposit	1.8
Corporate Debt Securities	37.9
U.S. Treasury Securities	24.6
Short-Term Investments	19.7
Total	100.0%

PORTFOLIO BY INVESTMENT

EXPOSURE TO COMMODITY

DERIVATIVES

(as a % of Total Notional Value)
Commodity Futures:
Agriculture	14.7%
Energy	31.9
Industrial Metals	20.2
Livestock	10.2
Precious Metals	17.7
Softs	5.3
Total	100.0%

PERFORMANCE HIGHLIGHTS2

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2015
	Date	04/30/2015	1 Year	Life of Fund
At NAV
Institutional Class	08/27/2012	–12.62%	–22.92%	–10.95%
Class A	08/27/2012	–12.73%	–23.17%	–11.27%
Class C	08/27/2012	–13.18%	–23.79%	–11.96%
With Sales Charge
Class A		–17.77%	–27.61%	–13.21%
Class C		–14.05%	–24.55%	–11.96%
Index
Bloomberg Commodity Index[1,3]		–11.87%	–24.69%	–11.79%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.63%, 1.99% and 2.85% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.10%, 1.46% and 2.21% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending April 30, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Endnotes

1 Please see "Description of Index" on page 5 for a description of the index. Please note that individuals cannot invest directly in any index. The index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2 During the period from August 2012 through January 2013, the Fund was relatively small, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

3 The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

4

Description of Index

Bloomberg Commodity Index (formerly the Dow Jones-UBS Commodity Index):

The index is a rolling index composed of exchange-traded futures contracts on physical commodities. The index relies primarily on liquidity data of futures contracts, along with U.S. dollar-adjusted production data, in determining the relative quantities of included commodities. The index is designed to be a highly liquid and diversified benchmark for commodities investments. The version of the index that is calculated on a total return basis reflects the returns on a fully collateralized investment in the underlying commodity futures contracts, combined with the returns on cash collateral invested in Treasury Bills.

5

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2015 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

6

Expense Information as of 4/30/15 (Unaudited)

Neuberger Berman Alternative and Multi-Asset Class Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expenses Paid During the Period(1) 11/1/14 - 4/30/15	Expense Ratio	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expenses Paid During the Period(1) 11/1/14 - 4/30/15	Expense Ratio
Neuberger Berman Risk Balanced Commodity Strategy Fund
Institutional Class	$1,000.00	$873.80	$5.11	1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Class A	$1,000.00	$872.70	$6.78	1.46%	$1,000.00	$1,017.55	$7.30	1.46%
Class C	$1,000.00	$868.20	$10.24	2.21%	$1,000.00	$1,013.84	$11.03	2.21%

(1) For each class, expenses are equal to the annualized expense ratio for the class, including expenses of the Fund's subsidiary (See Note A-1 in the Notes to Consolidated Financial Statements), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

7

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) 4/30/15

PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (9.2%)
$9,000,000	U.S. Treasury Notes, 0.38%, due 6/15/15	$9,003,519
1,000,000	U.S. Treasury Notes, 0.25%, due 9/15/15	1,000,784
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $10,004,184)	10,004,303
Asset-Backed Securities (15.5%)
173,240	Ally Auto Receivables Trust, Ser. 2011-5, Class A4, 1.32%, due 7/15/16	173,295
98,043	Ally Auto Receivables Trust, Ser. 2012-3, Class A3, 0.85%, due 8/15/16	98,078
128,455	Ally Auto Receivables Trust, Ser. 2013-1, Class A3, 0.63%, due 5/15/17	128,509
800,000	Ally Auto Receivables Trust, Ser. 2012-4, Class A4, 0.80%, due 10/16/17	799,994
375,000	Bank of America Credit Card Trust, Ser. 2014-A2, Class A, 0.45%, due 9/16/19	375,080	µ
990,000	Capital One Multi-Asset Execution Trust, Ser. 2007-A2, Class A2, 0.26%, due 12/16/19	986,582	µ
448,000	CarMax Auto Owner Trust, Ser. 2012-3, Class A3, 0.52%, due 7/17/17	447,767
957,129	CarMax Auto Owner Trust, Ser. 2013-1, Class A3, 0.60%, due 10/16/17	956,969
875,000	Chase Issuance Trust, Ser. 2013-A5, Class A, 0.47%, due 5/15/17	875,018
1,300,000	Chase Issuance Trust, Ser. 2014-A4, Class A4, 0.41%, due 4/16/18	1,299,741	µ
1,120,000	Citibank Credit Card Issuance Trust, Ser. 2008-A6, Class A6, 1.38%, due 5/22/17	1,120,622	µ
1,000,000	Citibank Credit Card Issuance Trust, Ser. 2005-A9, Class A9, 5.10%, due 11/20/17	1,025,625
136,641	Ford Credit Auto Owner Trust, Ser. 2014-A, Class A2, 0.48%, due 11/15/16	136,632
359,857	Ford Credit Auto Owner Trust, Ser. 2013-B, Class A3, 0.57%, due 10/15/17	359,929
483,228	Ford Credit Auto Owner Trust, Ser. 2013-C, Class A3, 0.82%, due 12/15/17	483,978
1,550,000	Honda Auto Receivables Owner Trust, Ser. 2014-3, Class A2, 0.48%, due 12/15/16	1,549,357
662,543	Navient Student Loan Trust, Ser. 2014-8, Class A1, 0.46%, due 8/25/20	662,543	µ
193,527	Nelnet Student Loan Trust, Ser. 2006-1, Class A4, 0.35%, due 11/23/22	193,358	µ
144,132	Nissan Auto Receivables Owner Trust, Ser. 2015-A, Class A2, 0.50%, due 5/15/17	144,141
1,445,000	Nissan Auto Receivables Owner Trust, Ser. 2013-A, Class A3, 0.67%, due 9/15/17	1,444,900
664,741	SLM Student Loan Trust, Ser. 2014-2, Class A1, 0.43%, due 7/25/19	664,629	µ
968,731	SLM Student Loan Trust, Ser. 2005-9, Class A5, 0.40%, due 1/27/25	966,230	µ
1,104,200	Toyota Auto Receivables Owner Trust, Ser. 2014-B, Class A2, 0.40%, due 12/15/16	1,103,876
755,000	Toyota Auto Receivables Owner Trust, Ser. 2015-A, Class A2, 0.71%, due 7/17/17	755,324
103,846	World Omni Auto Receivables Trust, Ser. 2013-B, Class A2, 0.48%, due 11/15/16	103,842
	Total Asset-Backed Securities (Cost $16,931,326)	16,856,019
Corporate Debt Securities (36.9%)
Aerospace & Defense (0.7%)
805,000	Rockwell Collins, Inc., Senior Unsecured Notes, 0.62%, due 12/15/16	805,739	µ
Automobile Manufacturers (3.9%)
965,000	American Honda Finance Corp., Senior Unsecured Notes, 0.77%, due 10/7/16	969,446	µ
1,100,000	Daimler Finance North America LLC, Guaranteed Notes, 0.62%, due 8/1/17	1,098,047	ñµ
445,000	Toyota Motor Credit Corp., Senior Unsecured Notes, 0.55%, due 5/17/16	446,053	µ
1,120,000	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 0.36%, due 9/23/16	1,119,928	µ
410,000	Volkswagen Group of America Finance LLC, Guaranteed Notes, 0.63%, due 5/23/17	409,988	ñµ
200,000	Volkswagen Group of America Finance LLC, Guaranteed Notes, 0.70%, due 11/20/17	200,046	ñµ
		4,243,508

See Notes to Consolidated Schedule of Investments

8

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
Banks (11.9%)
$710,000	Bank of America N.A., Senior Unsecured Notes, 0.73%, due 11/14/16	$710,854	µ
490,000	Bank of Montreal, Senior Unsecured Medium-Term Notes, 0.80%, due 7/15/16	492,385	µ
1,000,000	Bank of New York Mellon Corp., Senior Unsecured Medium-Term Notes,	1,001,396	µ
	0.49%, due 3/4/16
400,000	Citigroup, Inc., Senior Unsecured Notes, 2.25%, due 8/7/15	401,711
1,000,000	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, Ser. B,	1,000,162	µ
	0.68%, due 7/22/15
965,000	HSBC USA, Inc., Senior Unsecured Notes, 0.56%, due 6/23/17	963,440	µ
2,105,000	JPMorgan Chase & Co., Senior Unsecured Notes, 0.78%, due 2/15/17	2,109,431	µ
230,000	Mizuho Bank Ltd., Guaranteed Notes, 0.71%, due 4/16/17	229,357	ñµ
875,000	Morgan Stanley, Senior Unsecured Notes, 1.51%, due 2/25/16	880,834	µ
395,000	National Australia Bank Ltd., Senior Unsecured Notes, 0.83%, due 7/25/16	396,764	µ
900,000	Royal Bank of Canada, Senior Unsecured Medium-Term Notes, 0.80%, due 10/30/15	901,953
450,000	Svenska Handelsbanken AB, Senior Unsecured Notes, 0.73%, due 9/23/16	451,841	µ
655,000	Toronto-Dominion Bank, Senior Unsecured Medium-Term Notes, 0.46%, due 11/6/15	655,559	µ
920,000	U.S. Bank N.A., Senior Unsecured Bank Notes, 0.51%, due 1/30/17	920,501	µ
500,000	Wells Fargo & Co., Senior Unsecured Medium-Term Notes, 0.81%, due 7/20/16	501,977	µ
1,340,000	Wells Fargo & Co., Senior Unsecured Medium-Term Notes, 0.52%, due 9/8/17	1,335,896	µ
		12,954,061
Beverages (0.4%)
460,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 0.47%, due 1/27/17	459,091	µ
Computers (0.8%)
390,000	Apple, Inc., Senior Unsecured Notes, 0.33%, due 5/5/17	389,766	µ
455,000	Apple, Inc., Senior Unsecured Notes, 0.33%, due 5/3/16	455,316	µ
		845,082
Diversified Financial Services (3.3%)
1,250,000	American Express Credit Corp., Senior Unsecured Medium-Term Notes, 2.75%, due 9/15/15	1,259,612
2,360,000	General Electric Capital Corp., Guaranteed Global Medium-Term Notes, 0.93%, due 7/12/16	2,376,721	µØØ
		3,636,333
Electric (0.4%)
460,000	Electricite de France, Senior Unsecured Notes, 0.74%, due 1/20/17	460,497	ñµ
Healthcare—Products (1.4%)
1,470,000	Medtronic, Inc., Guaranteed Notes, 0.35%, due 2/27/17	1,465,721	µ
Insurance (0.9%)
210,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 0.42%, due 1/10/17	210,161	µ
270,000	Metropolitan Life Global Funding I, Secured Notes, 0.81%, due 7/15/16	271,250	ñµ
495,000	Principal Life Global Funding II, Senior Secured Notes, 0.63%, due 5/27/16	495,992	ñµ
		977,403

See Notes to Consolidated Schedule of Investments

9

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
Machinery—Construction & Mining (0.4%)
$400,000	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes,	$400,649	µ
	0.50%, due 2/26/16
Machinery Diversified (0.7%)
510,000	John Deere Capital Corp., Senior Unsecured Medium-Term Notes, 0.39%, due 6/15/15	510,068	µ
210,000	John Deere Capital Corp., Senior Unsecured Notes, 0.57%, due 10/11/16	210,529	µ
		720,597
Media (1.2%)
500,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 3.50%, due 3/1/16	510,373
770,000	NBCUniversal Enterprise, Inc., Guaranteed Notes, 0.81%, due 4/15/16	772,086	ñµ
		1,282,459
Mining (0.4%)
440,000	BHP Billiton Finance USA Ltd., Guaranteed Notes, 0.52%, due 9/30/16	440,043	µ
Oil & Gas (2.6%)
535,000	BP Capital Markets PLC, Guaranteed Notes, 0.68%, due 11/7/16	536,041	µ
1,350,000	Chevron Corp., Senior Unsecured Notes, 0.43%, due 3/2/18	1,349,981	µ
400,000	Devon Energy Corp., Senior Unsecured Notes, 0.72%, due 12/15/15	399,470	µ
500,000	EOG Resources, Inc., Senior Unsecured Notes, 2.95%, due 6/1/15	500,897
		2,786,389
Pharmaceuticals (1.0%)
470,000	Actavis Funding SCS, Guaranteed Notes, 1.14%, due 9/1/16	471,253	µ
335,000	Bayer US Finance LLC, Guaranteed Notes, 0.52%, due 10/7/16	335,066	ñµ
290,000	Merck & Co., Inc., Senior Unsecured Notes, 0.45%, due 5/18/16	290,437	µ
		1,096,756
Pipelines (1.8%)
750,000	Enterprise Products Operating LLC, Guaranteed Notes, 1.25%, due 8/13/15	751,270
1,165,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 0.95%, due 6/30/16	1,168,325	µØØ
		1,919,595
Real Estate Investment Trusts (0.9%)
1,015,000	Simon Property Group L.P., Senior Unsecured Notes, 5.10%, due 6/15/15	1,020,124
Software (0.8%)
825,000	Oracle Corp., Senior Unsecured Notes, 0.47%, due 7/7/17	826,001	µ

See Notes to Consolidated Schedule of Investments

10

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
Telecommunications (2.7%)
$875,000	AT&T, Inc., Senior Unsecured Notes, 2.50%, due 8/15/15	$879,266
1,450,000	Cisco Systems, Inc., Senior Unsecured Notes, 0.54%, due 3/3/17	1,454,433	µ
600,000	Verizon Communications, Inc., Senior Unsecured Notes, 0.70%, due 11/2/15	599,919
		2,933,618
Transportation (0.7%)
770,000	Canadian National Railway Co., Senior Unsecured Notes, 0.46%, due 11/6/15	770,192	µ
	Total Corporate Debt Securities (Cost $40,037,579)	40,043,858
Certificates of Deposit (1.7%)
480,000	Credit Suisse New York, Yankee CD, 0.67%, due 12/7/15	480,000	µ
950,000	Nordea Bank Finland PLC, Yankee CD1, 0.41%, due 6/13/16	950,162	µ
450,000	Sumitomo Mitsui Banking Corp., Yankee CD, 0.56%, due 3/3/16	449,912	µ
	Total Certificates of Deposit (Cost $1,880,000)	1,880,074
Short-Term Investments (33.9%)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government[a] (14.7%)
8,000,000	U.S. Treasury Bill, Disc. Notes, 0.00%, due 6/11/15	7,999,952
8,000,000	U.S. Treasury Bill, Disc. Notes, 0.01%, due 8/13/15	7,999,824
		15,999,776
NUMBER OF SHARES
Money Market Fund (19.2%)
20,808,595	State Street Institutional Government Money Market Fund Premier Class	20,808,595	††ØØ
	Total Short-Term Investments (Cost $36,806,538)	36,808,371
	Total Investments (97.2%) (Cost $105,659,627)	105,592,625	##
	Cash, receivables and other assets, less liabilities (2.8%)	3,082,511	[b]
	Total Net Assets (100.0%)	$108,675,136

See Notes to Consolidated Schedule of Investments

11

Notes to Consolidated Schedule of Investments (Unaudited)

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Risk Balanced Commodity Strategy Fund (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Asset-Backed Securities. Inputs used to value asset-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

The value of commodity futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost.

Investments in money market funds are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

See Notes to Consolidated Financial Statements

12

Notes to Consolidated Schedule of Investments (Unaudited) (cont'd)

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of April 30, 2015:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$10,004,303	$—	$10,004,303
Asset-Backed Securities	—	16,856,019	—	16,856,019
Corporate Debt Securities^	—	40,043,858	—	40,043,858
Certificates of Deposit	—	1,880,074	—	1,880,074
Short-Term Investments	—	36,808,371	—	36,808,371
Total Investments	$—	$105,592,625	$—	$105,592,625

^ The Consolidated Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended April 30, 2015, no securities were transferred from one level (as of October 31, 2014) to another.

See Notes to Consolidated Financial Statements

13

Notes to Consolidated Schedule of Investments (Unaudited) (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of April 30, 2015:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized appreciation)	$7,256,103	$—	$—	$7,256,103
Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(5,708,212)	$—	$—	$(5,708,212)

## At April 30, 2015, the cost of investments for U.S. federal income tax purposes was $105,659,627. Gross unrealized appreciation of investments was $31,303 and gross unrealized depreciation of investments was $98,305, resulting in net unrealized depreciation of $67,002 based on cost for U.S. federal income tax purposes.

ñ Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At April 30, 2015, these securities amounted to $4,272,329 or 3.9% of net assets.

ØØ All or a portion of this security is segregated in connection with obligations for commodity futures contracts.

†† A portion of this security is held by Neuberger Berman Cayman Commodity Fund I Ltd. (the "Subsidiary"), a wholly-owned subsidiary of the Fund. See Note A-1 in the Notes to Consolidated Financial Statements.

a Interest rate represents discount rate at time of purchase, not a coupon rate.

µ Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of April 30, 2015, and their final maturities.

b See Note A-11 in the Notes to Consolidated Financial Statements for the Fund's or Subsidiary's open positions in derivatives at April 30, 2015.

See Notes to Consolidated Financial Statements

14

Consolidated Statement of Assets and Liabilities* (Unaudited)

Neuberger Berman Alternative Funds

RISK BALANCED COMMODITY STRATEGY FUND
April 30, 2015
Assets
Investments in securities, at value ** (Notes A)—see Schedule of Investments:
Unaffiliated issuers	$105,592,625
Cash collateral segregated for futures contracts (Note A-11)	6,636,616
Interest receivable	113,979
Receivable for Fund shares sold	309,822
Receivable from Management—net (Note B)	21,202
Prepaid expenses and other assets	20,883
Total Assets	112,695,127
Liabilities
Payable for securities purchased	3,522,420
Payable for Fund shares redeemed	85,498
Payable for variation margin (Note A-11)	155,782
Payable to investment manager—net (Note B)	110,966
Payable to trustees	1,118
Accrued expenses and other payables	144,207
Total Liabilities	4,019,991
Net Assets	$108,675,136
Net Assets consist of:
Paid-in capital	$123,462,479
Undistributed net investment income (loss)	(990,182)
Accumulated net realized gains (losses) on investments	(15,278,050)
Net unrealized appreciation (depreciation) in value of investments	1,480,889
Net Assets	$108,675,136
Net Assets
Institutional Class	$28,027,772
Class A	76,659,869
Class C	3,987,495
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	3,822,774
Class A	10,560,955
Class C	560,705
Net Asset Value, offering and redemption price per share
Institutional Class	$7.33
Net Asset Value and redemption price per share
Class A	$7.26
Offering Price per share
Class A‡	$7.70
Net Asset Value and offering price per share
Class C^	$7.11
** Cost of Investments	$105,659,627

‡ On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

* See Notes A-1 and A-2 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements

15

Consolidated Statement of Operations* (Unaudited)

Neuberger Berman Alternative Funds

RISK BALANCED COMMODITY STRATEGY FUND
For the Six Months Ended April 30, 2015
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$168,187
Expenses:
Investment management fees (Note B)	312,882
Administration fees (Note B)	26,818
Administration fees (Note B):
Institutional Class	9,724
Class A	64,198
Class C	3,589
Distribution fees (Note B):
Class A	80,247
Class C	17,943
Shareholder servicing agent fees:
Institutional Class	1,169
Class A	6,412
Class C	2,164
Subsidiary administration fees (Note B)	24,795
Audit fees	42,697
Custodian and accounting fees	39,965
Insurance expense	956
Legal fees	67,496
Registration and filing fees	35,459
Shareholder reports	18,184
Trustees' fees and expenses	15,959
Miscellaneous	12,972
Total expenses	783,629
Expenses reimbursed by Management (Note B)	(156,483)
Total net expenses	627,146
Net investment income (loss)	$(458,959)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(4,780)
Commodity futures contracts	(15,266,879)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(30,893)
Commodity futures contracts	5,673,760
Net gain (loss) on investments	(9,628,792)
Net increase (decrease) in net assets resulting from operations	$(10,087,751)

* See Notes A-1 and A-2 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements

16

Consolidated Statements of Changes in Net Assets*

Neuberger Berman Alternative Funds
	RISK BALANCED COMMODITY STRATEGY FUND
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(458,959)	$(734,530)
Net realized gain (loss) on investments	(15,271,659)	(3,800,407)
Change in net unrealized appreciation (depreciation) of investments	5,642,867	(3,938,974)
Net increase (decrease) in net assets resulting from operations	(10,087,751)	(8,473,911)
Distributions to Shareholders From (Note A):
Net realized gain on investments:
Institutional Class	(1,696)	—
Class A	(5,449)	—
Class C	(284)	—
Total distributions to shareholders	(7,429)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	15,246,133	13,347,175
Class A	36,937,282	50,351,242
Class C	1,680,178	1,518,489
Proceeds from reinvestment of dividends and distributions:
Institutional Class	1,696	—
Class A	5,433	—
Class C	276	—
Payments for shares redeemed:
Institutional Class	(5,428,893)	(911,849)
Class A	(19,694,123)	(12,022,096)
Class C	(1,459,641)	(507,868)
Net increase (decrease) from Fund share transactions	27,288,341	51,775,093
Net Increase (Decrease) in Net Assets	17,193,161	43,301,182
Net Assets:
Beginning of period	91,481,975	48,180,793
End of period	$108,675,136	$91,481,975
Undistributed net investment income (loss) at end of period	$(990,182)	$(531,223)

* See Notes A-1 and A-2 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements

17

Notes to Consolidated Financial Statements Risk Balanced Commodity Strategy Fund (Unaudited)

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund is a separate operating series of the Trust and is non-diversified. The Fund had no operations until August 27, 2012, other than matters relating to its organization and registration of shares under the 1933 Act. The Fund offers Institutional Class shares, Class A shares and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The Fund invests in commodity-related instruments through the Subsidiary, which is organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Fund and the Subsidiary with the intent that the Fund will remain the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of April 30, 2015, the value of the Fund's investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
$22,309,515	20.5%

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

4 Foreign currency translation: The accounting records of the Fund and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the New York Stock Exchange on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.

5 Securities transactions and investment income: Securities transactions are recorded on the trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign

18

dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations.

6 Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2015, the Fund did not have any unrecognized tax positions.

The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Fund will include in its taxable income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund's taxable income in the current period and also disregarded for all future periods.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating losses, ordinary loss netting to reduce short term capital gains, Subsidiary income and gain (loss). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended October 31, 2014, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(4,180,742)	$379,297	$3,801,445

As of October 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$1,038	$(36,109)	$(530,552)	$(4,126,540)	$(4,692,163)

The difference between book basis and tax basis distributable earnings is primarily due to organizational expenses.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss

19

carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2014, the Fund had no unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Fund may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended October 31, 2014, the Fund elected to defer the following late-year ordinary losses and post October capital losses:

Late-Year Ordinary Loss Deferral
$530,552

7 Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

9 Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11 Derivative instruments: During the six months ended April 30, 2015, the Fund's use of derivatives was limited to commodity futures contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

20

Commodity futures contracts: During the six months ended April 30, 2015, the Fund used commodity futures contracts (through investments in the Subsidiary) to provide investment exposure to individual commodities, as well as to manage and/or adjust the risk profile of the Fund.

At the time the Fund or Subsidiary enters into a commodity futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the commodity futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis or as needed as the market price of the commodity futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund or Subsidiary as unrealized gains or losses.

Although some commodity futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching commodity futures contracts. When the contracts are closed, the Fund or Subsidiary recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund or Subsidiary may cause the Fund or Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or Subsidiary. Also, the Fund's or Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's or Subsidiary's taxable income.

At April 30, 2015, open positions in commodity futures contracts(1) were:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
May 2015	92 Lead	Long	$613,803
May 2015	48 Nickel	Long	(265,411)
May 2015	71 Premium High Grade Aluminum	Long	107,839
May 2015	86 Zinc	Long	507,118
June 2015	84 Lead	Long	770,386
June 2015	51 Nickel	Long	(51,837)
June 2015	54 Premium High Grade Aluminum	Long	150,383
June 2015	85 Zinc	Long	623,259
July 2015	88 Lead	Long	676,372
July 2015	54 Nickel	Long	444,479
July 2015	113 Platinum	Long	(243,703)
July 2015	47 Premium High Grade Aluminum	Long	155,394
July 2015	90 Zinc	Long	585,893
August 2015	28 Feeder Cattle	Long	(60,544)
August 2015	75 Gold 100 Oz.	Long	(31,892)
August 2015	86 Lead	Long	(8,600)

21

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
August 2015	134 Lean Hogs	Long	$(56,709)
August 2015	60 Live Cattle	Long	(57,519)
August 2015	111 Low Sulphur Gasoil	Long	22,097
August 2015	74 Natural Gas	Long	122,665
August 2015	69 New York Harbor ULSD	Long	74,426
August 2015	52 Nickel	Long	25,896
August 2015	55 Premium High Grade Aluminum	Long	22,738
August 2015	92 Zinc	Long	53,913
September 2015	52 Cocoa	Long	(3,900)
September 2015	24 Coffee 'C'	Long	(37,954)
September 2015	65 Copper	Long	49,530
October 2015	73 Sugar 11	Long	(14,539)
November 2015	52 Soybean	Long	5,757
December 2015	83 Brent Crude Oil	Long	752,864
December 2015	341 Corn	Long	(511,507)
December 2015	59 Cotton No. 2	Long	623
December 2015	104 Hard Red Winter Wheat	Long	(325,344)
December 2015	83 RBOB Gasoline	Long	761,277
December 2015	51 Silver	Long	(125,084)
December 2015	93 Soybean Meal	Long	(47,020)
December 2015	42 Soybean Oil	Long	22,671
December 2015	106 Wheat	Long	(222,458)
December 2015	91 WTI Crude Oil	Long	652,105
May 2015	92 Lead	Short	(861,325)
May 2015	48 Nickel	Short	52,628
May 2015	71 Premium High Grade Aluminum	Short	(193,807)
May 2015	86 Zinc	Short	(628,499)
June 2015	84 Lead	Short	(669,143)
June 2015	51 Nickel	Short	(423,682)
June 2015	54 Premium High Grade Aluminum	Short	(179,707)
June 2015	85 Zinc	Short	(579,198)
July 2015	88 Lead	Short	1,987
July 2015	54 Nickel	Short	(26,880)
July 2015	47 Premium High Grade Aluminum	Short	(22,325)
July 2015	90 Zinc	Short	(59,625)
Total			$1,547,891

(1) Commodity futures are held by the Subsidiary. See Note A-1 in the Notes to Consolidated Financial Statements.

During the six months ended April 30, 2015, the average notional value of commodity futures contracts was $134,278,418 for long positions and $(42,581,484) for short positions.

At April 30, 2015, the notional value of commodity futures contracts was $158,716,981 for long positions and $(50,392,233) for short positions.

22

At April 30, 2015, the Fund had deposited $6,636,616 in a segregated account to cover margin requirements on open commodity futures contracts.

At April 30, 2015, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

	Commodity Risk	Consolidated Statement of Assets and Liabilities Location
Futures Contracts	$7,256,103	Receivable/Payable for
Total Value	$7,256,103	variation margin(1)

Liability Derivatives

	Commodity Risk	Consolidated Statement of Assets and Liabilities Location
Futures Contracts	$(5,708,212)	Receivable/Payable for
Total Value	$(5,708,212)	variation margin(1)

(1) "Futures Contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of April 30, 2015, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of April 30, 2015, if any, is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the six months ended April 30, 2015, was as follows:

Realized Gain (Loss)

	Commodity Risk	Consolidated Statement of Operations Location
		Net realized gain
Futures Contracts	$(15,266,879)	(loss) on: commodity
Total Realized Gain (Loss)	$(15,266,879)	futures contracts

Change in Appreciation (Depreciation)

	Commodity Risk
		Change in net
Futures Contracts	$5,673,760	unrealized appreciation (depreciation) in value of:
Total Change in Appreciation (Depreciation)	$5,673,760	commodity futures contracts

12 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13 Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

23

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.70% of the first $250 million of the Fund's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $250 million, 0.625% of the next $250 million, 0.60% of the next $500 million, 0.575% of the next $2.5 billion and 0.55% of average daily net assets in excess of $4 billion, less the net asset value of the Subsidiary. Accordingly, for the six months ended April 30, 2015, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.70% of the Fund's average daily net assets.

Management also serves as investment adviser to the Subsidiary. For such investment management services, the Subsidiary pays Management a fee at the annual rate of 0.70% of the first $250 million of the Subsidiary's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $250 million, 0.625% of the next $250 million, 0.60% of the next $500 million, 0.575% of the next $2.5 billion and 0.55% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended April 30, 2015, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.70% of the Subsidiary's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, the Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and the Fund's Class A and Class C pays Management an administration fee at the annual rate of 0.20% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement. The Subsidiary also retains Management as its administrator, and State Street as its sub-administrator.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to the Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the Subsidiary. For the six months ended April 30, 2015, these Subsidiary expenses amounted to $101,076.

During the six months ended April 30, 2015, there was no repayment to Management under this agreement.

24

At April 30, 2015, contingent liabilities to Management under the agreement were as follows:

			Expenses Reimbursed in Fiscal Period Ending October 31,
			2012(2)	2013	2014	2015
			Subject to Repayment Until October 31,
	Contractual Expense Limitation(1)	Expiration	2015	2016	2017	2018
Institutional Class	1.10%	10/31/18	$518,969	$190,694	$79,267	$36,777
Class A	1.46%	10/31/18	13,769	236,827	260,968	111,704
Class C	2.21%	10/31/18	12,521	29,935	27,833	8,002

(1) Expense limitation per annum of the respective class's average daily net assets.

(2) Period from August 27, 2012 (Commencement of Operations) to October 31, 2012.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to the Fund and the Subsidiary, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBFI and/or Management.

The Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes , and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2015, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$—	$—	$—	$—
Class C	—	63	—	—

25

Note C—Securities Transactions:

During the six months ended April 30, 2015, there were purchase and sale transactions (excluding commodity futures contracts and short-term investments) of $7,769,183 and $13,641,359, respectively.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2015 and for the year ended October 31, 2014 was as follows:

	For the Six Months Ended April 30, 2015				For the Year Ended October 31, 2014
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Redeemed	Total
Institutional Class	2,109,831	224	(730,433)	1,379,622	1,480,892	(99,657)	1,381,235
Class A	5,165,379	724	(2,629,705)	2,536,398	5,460,429	(1,343,785)	4,116,644
Class C	237,350	37	(189,881)	47,506	169,965	(59,796)	110,169

Other: At April 30, 2015, Neuberger Berman Global Allocation Fund and Neuberger Berman Inflation Managed Fund (formerly, Neuberger Berman Inflation Navigator Fund), which are also managed by Management, held 0.8% and 1.4% of the outstanding shares of the Fund, respectively.

Note E—Lines of Credit:

At April 30, 2015, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Under the terms of the Credit Facility, the Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at April 30, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through April 30, 2015, the Fund did not utilize this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, prior to the commencement of the Credit Facility, and on January 9, 2015, the Fund was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended April 30, 2015, the Fund did not utilize either line of credit with State Street.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

26

Consolidated Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Consolidated Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Risk Balanced Commodity Strategy Fund
Institutional Class
4/30/2015 (Unaudited)	$8.39	$(0.03)	$(1.03)	$(1.06)	$—	$(0.00)	$(0.00)	$7.33	(12.62	%)**	$28.0	1.44	%*	1.10	%*	(.72	%)*	15	%**
10/31/2014	$9.01	$(0.07)	$(0.55)	$(0.62)	$—	$—	$—	$8.39	(6.88%)		$20.5	1.62%		1.10%		(.73%)		21%
10/31/2013	$9.84	$(0.09)	$(0.74)	$(0.83)	$—	$—	$—	$9.01	(8.43%)		$9.6	3.69%		1.10%		(.94%)		5%
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.02)	$(0.14)	$(0.16)	$—	$—	$—	$9.84	(1.60	%)**	$5.0	25.60	%*‡	1.10	%*‡	(.99	%)*‡	0	%**
Class A
4/30/2015 (Unaudited)	$8.32	$(0.04)	$(1.02)	$(1.06)	$—	$(0.00)	$(0.00)	$7.26	(12.73	%)**	$76.7	1.81	%*	1.46	%*	(1.08	%)*	15	%**
10/31/2014	$8.97	$(0.10)	$(0.55)	$(0.65)	$—	$—	$—	$8.32	(7.25%)		$66.8	1.98%		1.46%		(1.09%)		21%
10/31/2013	$9.84	$(0.12)	$(0.75)	$(0.87)	$—	$—	$—	$8.97	(8.84%)		$35.0	3.81%		1.46%		(1.27%)		5%
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.03)	$(0.13)	$(0.16)	$—	$—	$—	$9.84	(1.60	%)**	$0.1	33.04	%*‡	1.46	%*‡	(1.36	%)*‡	0	%**
Class C
4/30/2015 (Unaudited)	$8.19	$(0.07)	$(1.01)	$(1.08)	$—	$(0.00)	$(0.00)	$7.11	(13.18	%)**	$4.0	2.66	%*	2.21	%*	(1.83	%)*	15	%**
10/31/2014	$8.88	$(0.16)	$(0.53)	$(0.69)	$—	$—	$—	$8.19	(7.77%)		$4.2	2.84%		2.21%		(1.84%)		21%
10/31/2013	$9.83	$(0.18)	$(0.77)	$(0.95)	$—	$—	$—	$8.88	(9.66%)		$3.6	4.69%		2.21%		(2.03%)		5%
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.04)	$(0.13)	$(0.17)	$—	$—	$—	$9.83	(1.70	%)**	$0.1	35.12	%*‡	2.21	%*‡	(2.11	%)*‡	0	%**

See Notes to Consolidated Financial Highlights

27

28

Notes to Consolidated Financial Highlights (Unaudited)

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

@ Calculated based on the average number of shares outstanding during each fiscal period.

^ The date investment operations commenced.

‡ Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

* Annualized.

** Not annualized.

29

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A and Class C Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

30

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

31

Investment manager: Neuberger Berman Management LLC

Sub-adviser: Neuberger Berman Fixed Income LLC

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

N0088 06/15

Item 2. Code of Ethics.
The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
The Code of Ethics is filed with the Registrant’s annual report on Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.
Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.
Item 6. Schedule of Investments.
The complete schedule of investments for each series is disclosed in the Registrant’s applicable semi-annual report included as Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.
(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable for the period covered by this Form N-CSR.

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman Alternative Funds
By:	/s/ Robert Conti Robert Conti Chief Executive Officer and President

Date: July 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti Robert Conti Chief Executive Officer and President

Date: July 1, 2015

By:	/s/ John M. McGovern John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date: July 1, 2015